                                                                    Exhibit 10.1


                                                                  EXECUTION COPY

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                                CREDIT AGREEMENT

                                      among

                            PRECISION PARTNERS, INC.,
                                  as Borrower,

                The Several Guarantors From Time to Time Hereof,

                               The Several Lenders
                        from Time to Time Parties Hereto.

                             CITICORP U.S.A., INC.,
                             as Administrative Agent

                               NATIONSBANK, N.A.,
                              as Syndication Agent,

                                       and

                             SUNTRUST BANK, ATLANTA,
                             as Documentation Agent,

                           Dated as of March 19, 1999

                           SALOMON SMITH BARNEY INC.,
                                   as Arranger

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



                                TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----
SECTION 1.        DEFINITIONS........................................................................................1
         1.1      Defined Terms......................................................................................1
         1.2      Other Definitional Provisions.....................................................................30

SECTION 2.        AMOUNT AND TERMS OF COMMITMENTS...................................................................31
         2.1      Term Commitments..................................................................................31
         2.2      Revolving Commitments; Borrowing Base Prepayments.................................................31
         2.3      Procedure for Borrowing; Scheduled Repayments.....................................................31
         2.4      Commitment Fees, etc..............................................................................33
         2.5      Termination or Reduction of Commitments...........................................................33
         2.6      Optional Prepayments..............................................................................33
         2.7      Mandatory Prepayments and Commitment Reductions...................................................33
         2.8      Conversion and Continuation Options...............................................................35
         2.9      Limitations on Eurodollar Tranches................................................................35
         2.10     Interest Rates and Payment Dates..................................................................36
         2.11     Computation of Interest and Fees..................................................................36
         2.12     Inability to Determine Interest Rate..............................................................37
         2.13     Pro Rata Treatment and Payments...................................................................37
         2.14     Requirements of Law...............................................................................39
         2.15     Taxes.............................................................................................40
         2.16     Indemnity.........................................................................................41
         2.17     Change of Lending Office..........................................................................42
         2.18     Replacement of Lenders............................................................................42

SECTION 3.        LETTERS OF CREDIT.................................................................................43
         3.1      L/C Commitment....................................................................................43
         3.2      Procedure for Issuance of Letter of Credit........................................................43
         3.3      Fees and Other Charges............................................................................44
         3.4      L/C Participations................................................................................44
         3.5      Reimbursement Obligation of the Borrower..........................................................45
         3.6      Indemnification; Nature of Issuing Lender's Duties................................................45
         3.7      Letter of Credit Payments.........................................................................47
         3.8      Applications......................................................................................47

SECTION 4.        REPRESENTATIONS AND WARRANTIES....................................................................47
         4.1      Financial Condition...............................................................................47
         4.2      No Change.........................................................................................49
         4.3      Corporate Existence; Compliance with Law..........................................................49
         4.4      Corporate Power; Authorization; Enforceable Obligations...........................................50
         4.5      No Legal Bar......................................................................................50
         4.6      Litigation........................................................................................50
         4.7      No Default........................................................................................50
         4.8      Ownership of Property; Liens......................................................................50
         4.9      Intellectual Property.............................................................................51
         4.10     Taxes.............................................................................................51
         4.11     Federal Regulations...............................................................................51
         4.12     Labor Matters.....................................................................................51

         4.13     ERISA.............................................................................................51
         4.14     Investment Company Act; Other Regulations.........................................................52
         4.15     Subsidiaries......................................................................................52
         4.16     Use of Proceeds...................................................................................52
         4.17     Environmental Matters.............................................................................52
         4.18     Accuracy of Information, etc......................................................................54
         4.19     Security Documents................................................................................54
         4.20     Solvency..........................................................................................55
         4.21     Senior Debt.......................................................................................55
         4.22     Year 2000 Matters.................................................................................55
         4.23     Regulation H......................................................................................56
         4.24     Licenses and Permits; Compliance with Laws........................................................56

SECTION 5.        CONDITIONS PRECEDENT..............................................................................56
         5.1      Conditions to Initial Extension of Credit.........................................................56
         5.2      Conditions to Each Extension of Credit............................................................62

SECTION 6.        AFFIRMATIVE COVENANTS.............................................................................62
         6.1      Financial Statements..............................................................................62
         6.2      Certificates; Other Information...................................................................63
         6.3      Payment of Obligations............................................................................65
         6.4      Maintenance of Existence; Compliance..............................................................65
         6.5      Maintenance of Property; Insurance................................................................65
         6.6      Inspection of Property; Books and Records; Discussions............................................65
         6.7      Notices...........................................................................................66
         6.8      Environmental Laws................................................................................67
         6.9      Additional Collateral, etc........................................................................68
         6.10     Year 2000 Matters.................................................................................70
         6.11     Post-Closing Surveys..............................................................................70

SECTION 7.        NEGATIVE COVENANTS................................................................................70
         7.1      Financial Condition Covenants.....................................................................70
         7.2      Indebtedness......................................................................................72
         7.3      Liens.............................................................................................73
         7.4      Fundamental Changes...............................................................................75
         7.5      Disposition of Property...........................................................................75
         7.6      Restricted Payments...............................................................................76
         7.7      Investments.......................................................................................76
         7.8      Modifications of Certain Instruments..............................................................78
         7.9      Transactions with Affiliates......................................................................78
         7.10     Sales and Leasebacks..............................................................................78
         7.11     Changes in Fiscal Periods.........................................................................78
         7.12     Negative Pledge Clauses...........................................................................78
         7.13     Clauses Restricting Precision Group Member Distributions..........................................78
         7.14     Lines of Business.................................................................................79
         7.15     Amendments to Acquisition Documents...............................................................79
         7.16     Designated Senior Debt Provisions.................................................................79
         7.17     Limitation on Holdco Business.....................................................................79

SECTION 8.        EVENTS OF DEFAULT.................................................................................80

SECTION 9.        THE AGENTS........................................................................................83

         9.1      Appointment.......................................................................................83
         9.2      Delegation of Duties..............................................................................84
         9.3      Exculpatory Provisions............................................................................84
         9.4      Reliance by Agents................................................................................84
         9.5      Notice of Default.................................................................................85
         9.6      Non-Reliance on Any Agent and Other Lenders.......................................................85
         9.7      Indemnification...................................................................................86
         9.8      Agent in Its Individual Capacity..................................................................86
         9.9      Successor Agents..................................................................................86
         9.10     Authorization to Release Liens....................................................................87

SECTION 10.       MISCELLANEOUS.....................................................................................87
         10.1     Amendments and Waivers............................................................................87
         10.2     Notices...........................................................................................88
         10.3     No Waiver; Cumulative Remedies....................................................................89
         10.4     Survival of Representations and Warranties........................................................89
         10.5     Payment of Expenses and Taxes.....................................................................90
         10.6     Successors and Assigns; Participations and Assignments............................................91
         10.7     Adjustments; Setoff...............................................................................93
         10.8     Counterparts......................................................................................93
         10.9     Severability......................................................................................94
         10.10    Integration.......................................................................................94
         10.11    Governing Law.....................................................................................94
         10.12    Submission to Jurisdiction; Waivers...............................................................94
         10.13    Acknowledgments...................................................................................95
         10.14    Confidentiality...................................................................................95
         10.15    Waivers of Jury Trial.............................................................................95

ANNEX:

A                 Pricing Grid

SCHEDULES:

1.1A              Commitments
1.lB              Mortgaged Property
4.4               Consents, Authorizations, Filings and Notices
4.15              Subsidiaries
4.19(a)           UCC Filing Jurisdictions - Security Agreement
4.19(b)           UCC Filing Jurisdictions - Securities Pledge Agreement
4.19(c)           Mortgage Recording Jurisdictions
5.1 (b)           Precision Reorganization
5.1(e)            Indebtedness
7.2(d)            Existing Indebtedness
7.3(f)            Existing Liens
7.5               Certain Property to Be Sold
7.7               Existing Investments


EXHIBITS:

A-1               Form of Holdco Guarantee
A-2               Form of Subsidiary Guarantee
B-1               Form of Borrowing Base Certificate
B-2               Form of Compliance Certificate
C-1               Form of Closing Certificate
C-2               Form of Solvency Certificate
C-3               Form of Environmental Certificate
D                 Form of Mortgage
E                 Form of Assignment and Acceptance
F                 Form of Legal Opinion of Jones, Day, Reavis & Pogue
G                 Form of Exemption Certificate
H-1               Form of Notice of Borrowing
H-2               Form of Notice of Conversion/Continuation
I                 Form of Security Agreement
J                 Form of Local Counsel Opinion
K                 Form of Securities Pledge Agreement

                  CREDIT AGREEMENT, dated as of March 19, 1999, among PRECISION PARTNERS, INC., a Delaware corporation (the "BORROWER"), PRECISION PARTNERS HOLDING COMPANY, a Delaware corporation, MID STATE MACHINE PRODUCTS, a Maine corporation, GALAXY INDUSTRIES CORPORATION, a Michigan corporation, CERTIFIED FABRICATORS, INC., a California corporation, CALBRIT DESIGN, INC., a California corporation, GENERAL AUTOMATION, INC., an Illinois corporation, and NATIONWIDE PRECISION PRODUCTS CORP., a New York corporation, the several banks and other financial institutions or entities from time to time parties to this Agreement (the "LENDERS"), CITICORP U.S.A., INC., as administrative agent, NATIONSBANK, N.A., as syndication agent, and SUNTRUST BANK, ATLANTA, as documentation agent.

                  The parties hereto hereby agree as follows:

                             SECTION 1. DEFINITIONS

                  1.1 DEFINED TERMS. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this
Section 1.1.

                  "ACQUISITION AGREEMENTS": the collective reference to the Galaxy Acquisition Agreement, the Mid State Acquisition Agreement, the Certified Fabricators Acquisition Documentation, the General Automation Acquisition Documentation and the Nationwide Acquisition Documentation.

                  "ACQUISITION DOCUMENTATION": collectively, (a) the Acquisition Agreements and all schedules, exhibits and annexes thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith and (b) the employment agreements entered into on September 30, 1998 with S. Douglas Sukeforth and Kenneth Smith, in each case as amended, supplemented or otherwise modified from time to time in accordance with
Section 7.15.

                  "ACQUISITIONS" means, collectively, the Certified Acquisition, the General Automation Acquisition and the Nationwide Acquisition.

                  "ADJUSTMENT DATE":  as defined in the Pricing Grid.

                  "ADMINISTRATIVE AGENT": Citicorp U.S.A., Inc., together with its affiliates, as the administrative agent for the Lenders under this Agreement and the other Loan Documents, together with any of its successors.

                  "AFFILIATE": as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "AGENT-RELATED PERSONS": the Agents, and any successor agent pursuant to Section 9.9, together with their respective Affiliates (including, in the case of Citicorp U.S.A., Inc., as a Lender and Salomon Smith Barney Inc., as Arranger), and the officers, directors, employees, agents, advisors and attorneys-in-fact of such Persons and Affiliates.

                  "AGENTS": means the Administrative Agent, Syndication Agent and Documentation Agent.

                  "AGGREGATE EXPOSURE": with respect to any Lender at any time, an amount equal to (a) until the Closing Date, the aggregate amount of such Lender's Commitments at such time and (b) thereafter, the sum of (i) the aggregate then unpaid principal amount of such Lender's Term Loans and (ii) the amount of such Lender's Revolving Commitments then in effect or, in the case of Revolving Lenders, if the Revolving Commitments have been terminated, the amount of such Lender's Revolving Extensions of Credit then outstanding.

                  "AGGREGATE EXPOSURE PERCENTAGE": with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender's Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

                  "AGREEMENT": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

                  "APPLICABLE MARGIN": a rate PER ANNUM equal to 225 bps in the case of Eurodollar Loans and 200 bps in the case of Base Rate Loans; PROVIDED, that on and after the date that is three months after the Closing Date, the Applicable Margin will be determined pursuant to the Pricing Grid.

                  "APPLICATION": an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to open a Letter of Credit.

                  "ASSET SALE": (a) any Disposition of property or series of related Dispositions of property (excluding any such Disposition permitted by clause (a), (b), (c) or (d) of Section 7.5) that yields net proceeds after all reasonable third-party transaction costs to the Precision Group Members (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $1,000,000 and (b) any sale or issuance by any Precision Group Member (other than Holdco) of its Capital Stock (excluding sales or issuances to a Wholly Owned Qualified Precision Group Member).

                  "ASSIGNEE":  as defined in Section 10.6(c).

                  "ASSIGNMENT AND ACCEPTANCE": an Assignment and Acceptance, substantially in the form of Exhibit E.

                  "ASSIGNOR":  as defined in Section 10.6(c).

                  "AVAILABLE REVOLVING COMMITMENT": as to any Revolving Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Revolving Commitment then in effect over (b) such Lender's Revolving Extensions of Credit then outstanding.

                  "BANK OF AMERICA": Bank of America National Trust and Savings Association.

                  "BASE RATE": a fluctuating interest rate PER ANNUM in effect from time to time, which rate PER ANNUM shall at all times be equal to the higher of (a) the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.'s base rate and (b) 0.50% PER ANNUM above the Federal Funds Effective Rate. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

                  "BASE RATE LOANS": Loans the rate of interest applicable to which is based upon the Base Rate.

                  "BENEFITTED LENDER":  as defined in Section 10.7(a).

                  "BOARD": the Board of Governors of the Federal Reserve System of the United States (or any successor).

                  "BORROWER":  as defined in the preamble hereto.

                  "BORROWING BASE": as of any date of determination, an amount equal to the sum of (a) 85% of Eligible Receivables as of such date and (b) 50% of Eligible Inventory as of such date.

                  "BORROWING BASE CERTIFICATE": a certificate substantially in the form of Exhibit B-1.

                  "BORROWING DATE": any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

                  "BUSINESS":  as defined in Section 4.17(b).

                  "BUSINESS DAY": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close, PROVIDED, that with respect to notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, such day is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market

                  "CAPITAL ASSET EXCHANGE": a substantially contemporaneous exchange, or series of related exchanges, of assets constituting property, plant or equipment for like-kind assets that are useful in the business of the Precision Group Members and that have a fair market value (determined in good faith by the Borrower) at least equal to the fair market value of the exchanged assets; PROVIDED that no Capital Asset Exchange shall exceed $3,000,000 in fair market value.

                  "CAPITAL EXPENDITURES": for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

                  "CAPITAL LEASE OBLIGATIONS": as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property or a combination thereof which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

                  "CAPITAL STOCK": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

                  "CARLISLE GROUP": the collective reference to Carlisle Enterprises and its Control Investment Affiliates.

                  "CASH EQUIVALENTS": means (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or
(iii) any bank whose short-term
commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "APPROVED BANK"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealers having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the Untied States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing clauses (a) through (d) and (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b)(ii) or (iii).

                  "CERTIFIED ACQUISITION": the acquisition by the Borrower of 100% of the Capital Stock of Certified Fabricators pursuant to the Certified Fabricators Acquisition Documentation and on terms satisfactory to the Administrative Agent.

                  "CERTIFIED FABRICATORS": the collective reference to Certified Fabricators, Inc., a California corporation, and Calbrit Design, Inc., a California corporation.

                  "CERTIFIED FABRICATORS ACQUISITION DOCUMENTATION": the documentation effecting the Certified Acquisition, including all schedules, exhibits and annexes thereto and all side letters and agreements affecting the terms thereof and entered into in connection therewith.

                  "CITICORP USA":  Citicorp U.S.A., Inc.

                  "CLOSING DATE": the date on which the conditions precedent set forth in Section 5.1 shall have been satisfied, which date is March 19, 1999.

                  "CODE": the Internal Revenue Code of 1986, as amended from time to time.

                  "COLLATERAL": all property of the Loan Parties, now owned or hereafter acquired, of whatever kind or nature pledged as collateral for the obligations under any Security Document.

                  "COLLATERAL ASSIGNMENT": the Collateral Assignment of Sublease, Subordination, Non-disturbance and Attornment to be executed and delivered by Nationwide in favor of and for the benefit of the Administrative Agent for the benefit of the Lenders.

                  "COMMITMENT": as to any Lender, the sum of the Term Commitment and the Revolving Commitment of such Lender.

                  "COMMITMENT FEE RATE": 50 bps PER ANNUM; PROVIDED, that on and after the date that is three months after the Closing Date, the Commitment Fee Rate will be determined pursuant to the Pricing Grid.

                  "COMMONLY CONTROLLED ENTITY": an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.

                  "COMPLIANCE CERTIFICATE": a certificate duly executed by a Responsible Officer substantially in the form of Exhibit B-2.

                  "CONFIDENTIAL INFORMATION MEMORANDUM": a Confidential Information Memorandum relating to the credit facilities contemplated by this Agreement in the form approved by the Borrower and provided to potential Lenders.

                  "CONSOLIDATED CURRENT ASSETS": at any date, all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of any Person at such date.

                  "CONSOLIDATED CURRENT LIABILITIES": at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of any Person at such date, but excluding (a) the current portion of any Funded Debt of such Person and (b) without duplication of clause (a) above, all Indebtedness consisting of Revolving Loans to the extent otherwise included therein.

                  "CONSOLIDATED EBITDA": for any Person for any period, Consolidated Net income for such period PLUS, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans and any Subordinated Indebtedness), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) accruals for or expenses of performance-based bonus payments made to S. Douglas Sukeforth pursuant to his employment agreement in an aggregate amount not to exceed $3,000,000 and performance-based bonus payments made to Kenneth Smith pursuant to his employment agreement in an aggregate amount not to exceed $3,000,000, (f) any extraordinary, unusual or non-recurring expenses (including expenses incurred in connection with the Acquisitions and any Permitted Acquisition) or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business) acceptable to the Lenders, PROVIDED that any cash amounts referred to in this clause (f) (excluding any amounts referred to in the first parenthetical) shall not, in the aggregate, exceed $1,500,000 for any fiscal year of the Borrower, (g) management fees described in the first parenthetical of Section 7.9, and (h) any other non-cash charges, and MINUS, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary, unusual or nonrecurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other noncash income, all as determined on a consolidated basis. For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a "REFERENCE PERIOD") pursuant to any determination of the Consolidated Leverage Ratio, if during such Reference Period any Precision Group Member shall have made a Material Disposition or Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving PRO FORMA effect thereto, reasonably acceptable to the Administrative Agent, as if such Material Disposition or Material Acquisition occurred on the first day of such Reference Period.

                  "CONSOLIDATED FIXED CHARGE COVERAGE RATIO": for any Person for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Fixed Charges for such period, with Consolidated Fixed Charges calculated after giving PRO FORMA effect to the incurrence or discharge of any Fixed Charge with relation to any Material Acquisition or Material Disposition during such period as if such incurrence or discharge had occurred on the first day of such period.

                  "CONSOLIDATED FIXED CHARGES": for any Person for any period, the sum (without duplication) of (a) Consolidated Interest Expense for such period, (b) Consolidated Lease Expense for such period, (c) total cash tax expense of such Person for such period, (d) scheduled payments made during such period on account of principal of Indebtedness of such Person (including scheduled principal payments in respect of the Term Loans) and (e) Capital Expenditures for such period.

                  "CONSOLIDATED INTEREST COVERAGE RATIO": for any Person for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period, with Consolidated Interest Expense calculated after giving effect to the incurrence or repayment of any Indebtedness of such Person with relation to any Material Acquisition or Material Disposition during such period as if such incurrence or repayment had occurred on the first day of such period.

                  "CONSOLIDATED INTEREST EXPENSE": for any Person for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of such Person on a consolidated basis for such period with respect to all outstanding Indebtedness of such Person (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedge Agreements in respect of such Indebtedness to the extent such net costs are allocable to such period in accordance with GAAP).

                  "CONSOLIDATED LEASE EXPENSE": for any Person for any period, the aggregate amount of fixed and contingent rentals payable by such Person for such period with respect to capital leases of real and personal property, determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED LEVERAGE RATIO": as at the last day of any period for any Person, the ratio of (a) Consolidated Total Debt on such day to
(b) Consolidated EBITDA for such period.

                  "CONSOLIDATED NET INCOME": for any period for any Person, the consolidated net income (or loss) of such Person, determined on a consolidated basis in accordance with GAAP; PROVIDED that there shall be excluded (a) except as otherwise expressly provided herein, the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of such Person or is merged into or consolidated with such Person, (b) the income (or deficit) of any Person in which such Person has an ownership interest, except to the extent that any such income is actually received by such Person in the form of dividends or similar distributions, and (c) the undistributed earnings of any Subsidiary of such Person to the extent that the distribution of such earnings to such Person is not at the time permitted by the terms of any Contractual Obligation or Requirement of Law applicable to such Subsidiary.

                  "CONSOLIDATED SENIOR LEVERAGE RATIO": as at the last day of any period, the ratio of (a) Consolidated Total Senior Debt on such day to (b) Consolidated EBITDA for such period.

                  "CONSOLIDATED TOTAL DEBT": at any date for any Person, the aggregate principal amount of all Indebtedness less Excess Cash Balances of such Person at such date, determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED TOTAL SENIOR DEBT": at any date for any Person, the aggregate principal amount of all Indebtedness of such Person at such date other than Subordinated Indebtedness, less Excess Cash Balances, determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED WORKING CAPITAL": at any date for any Person, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

                  "CONTRACTUAL OBLIGATION": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "CONTROL": as to any Person, the ability of any other Person, directly or indirectly, to exclusively direct or cause the direction of the management and policies of the first Person, whether by contract or otherwise.

                  "CONTROL INVESTMENT AFFILIATE": as to any Person, any other Person that (a) directly or indirectly, is in Control of, is Controlled by, or is under common Control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies.

                  "DEFAULT": any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                  "DISPOSITION": with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof (including by way of merger or consolidation and any sale- leaseback transaction). The terms "DISPOSE" and "DISPOSED OF" shall have correlative meanings.

                  "DOCUMENTATION AGENT": Sun Trust, as the documentation agent for the Lenders under this Agreement and the other Loan Documents, together with any of its successors.

                  "DOLLARS" and "$": dollars in lawful currency of the United States.

                  "DOMESTIC SUBSIDIARY": any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States.

                  "ELIGIBLE ACCOUNT DEBTOR": each of General Electric Corporation, Caterpillar Inc., Daimler Chrysler Corporation, New Venture Gear, Mannesmann (Rexroth), LucasVarity (Kelsey-Hayes), Boeing and Xerox Corporation.

                  "ELIGIBLE INVENTORY": all inventory of the Precision Group Members ("INVENTORY"), other than Ineligible Inventory (as defined below), valued at the lower of cost or market value (in each case determined in accordance with GAAP), reduced by the value of reserves which have been recorded by any Precision Group Member with respect to obsolete, slow-moving or excess Inventory. For the purposes of this definition, an item of Inventory shall constitute "Ineligible Inventory" if:

                  (a) such item of Inventory is not assignable or a first priority security interest in such item of Inventory in favor of the Administrative Agent for the benefit of the Lenders has not been obtained and fully perfected by filing Uniform Commercial Code financing statements against the relevant Precision Group Member;

                  (b) such item of Inventory is subject to any Lien whatsoever, other than Liens in favor of the Administrative Agent for the benefit of the Lenders;

                  (c) such item of Inventory (i) is damaged or not in good condition and not saleable consistent with past practices (to the extent not provided for by reserves as described above) or (ii) does not meet all material standards imposed by any Governmental Authority having regulatory authority over such item of Inventory, its use or its sale;

                  (d) such item of Inventory is not currently either readily usable or saleable, at prices approximating at least the cost thereof, in the normal course of the business of the relevant Precision Group Member (to the extent not provided for by reserves as described above);

                  (e) any event shall have occurred or any condition shall exist with respect to such item of Inventory which would substantially impede the ability of the relevant Precision Group Member to continue to use or sell such item of Inventory in the normal course of business;

                  (f) any claim disputing the title of the relevant Precision Group Member to, or right to possession of or dominion over, such item of Inventory shall have been asserted;

                  (g) any representation or warranty contained in this Agreement or in any other Loan Document applicable to either Inventory in general or to any such specific item of Inventory has been breached with respect to such item of Inventory;

                  (h) the relevant Precision Group Member does not have good and marketable title as sole owner of such item of Inventory;

                  (i) such item of Inventory has been consigned to other Persons, or is located at, or in the possession of, a vendor of any Precision Group Member, or is in transit to or from, or held or stored by, third parties, unless (i) the Person holding such Inventory has entered into an agreement, satisfactory in form and substance to the Administrative Agent, providing for the waiver or subordination of any applicable Lien on the part of such Person with respect to such Inventory and providing the Administrative Agent with the right to repossess such Inventory upon the occurrence and during the continuance of an Event of Default and (ii) in the case of consigned inventory, the relevant Precision Group Member, in its capacity as consignor, shall have filed appropriate Uniform Commercial Code financing statements with respect to such Inventory;

                  (j) such item of Inventory is located on a leasehold as to which the lessor has not entered into a landlord's waiver and consent, satisfactory in form and substance to the Administrative Agent, providing a waiver of any applicable Lien and providing the Administrative Agent with the right to receive notice of default, the right to repossess such item of Inventory at any time upon the occurrence or during the continuance of a Default or Event of Default and such other rights as may be acceptable to the Administrative Agent; provided, however, an item of Inventory shall not constitute "Ineligible Inventory" if (i) with respect to each of the Mortgaged Properties located in the state of California, there has been no Lien (either statutorily or at common law) created, incurred or imposed upon any Inventory by the landlord or (ii) with respect to the Mortgaged Properties located in the state of California as of the Closing Date, the landlord has delivered to Administrative Agent within 30 days of the Closing Date a letter whereby such landlord has agreed to provide Administrative Agent with a notice of default by Certified Fabricators under its lease;

                  (k) such item of Inventory is located outside one of the states of the United States;

                  (l)  such item of Inventory is evidenced by an Account;

                  (m) such item of Inventory is subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third party from whom any Precision Group Member has received notice of a dispute in respect of any such agreement, other than such claim which such Precision Group Member reasonably believes to be immaterial or without merit;

                  (n) except in the case of Inventory owned by Galaxy, Nationwide and Certified, such item of Inventory consists of packing, packaging and/or shipping supplies or materials; or

                  (o) such item of Inventory has been otherwise determined by the Administrative Agent (after consultation with the Borrower), exercising its commercially reasonable discretion, to be unacceptable because the Administrative Agent believes that such item of Inventory is not readily saleable under the customary terms on which it is usually sold (to the extent not provided for by reserves as specified above).

                  "ELIGIBLE RECEIVABLES": the gross outstanding balance, determined in accordance with GAAP and stated on a basis consistent with the historical practices of the Precision Group Members as of the Closing Date, of accounts receivable of any Precision Group Member arising out of sales of goods or services made by any Precision Group Member in the ordinary course of business ("ACCOUNTS"), other than Ineligible Accounts (as defined below), less all finance charges, late fees and other fees that are unearned, and less the value of any accrual which has been recorded by any Precision Group Member with respect to downward price adjustments. For the purposes of this definition, an Account shall constitute an "Ineligible Account" if:

                  (a) the Precision Group Members have not complied with all material Requirements of Law, including, without limitation, all laws, rules, regulations and orders of any governmental or judicial authority relating to truth in lending, billing practices, fair credit reporting, equal credit opportunity, debt collection practices and consumer debtor protection, applicable to such Account (or any related contracts) or affecting the collectability of such Account;

                  (b) such Account is not assignable or a first priority security interest in such Account in favor of the Administrative Agent for the benefit of the Lenders has not been obtained and fully perfected by filing Uniform Commercial Code financing statements against the relevant Precision Group Member;

                  (c) such Account is subject to any Lien whatsoever, other than Liens in favor of the Administrative Agent for the benefit of the Lenders;

                  (d) the relevant Precision Group Member, in order to be entitled to collect such Account, is required to perform any additional service for, or perform or incur any additional obligation to, the Account debtor in respect of such Account;

                  (e) such Account does not constitute a legal, valid and binding irrevocable payment obligation of the Account debtor in respect of such Account to pay the balance thereof in accordance with its terms or is subject to any defense, setoff, recoupment or counterclaim;

                  (f) the Account debtor in respect of such Account is a Precision Group Member or an Affiliate, division or employee of any Precision Group Member;

                  (g) such Account is an account of any Governmental Authority, unless all rights of the relevant Precision Group Member with respect to such Account have been assigned to the Administrative Agent in accordance with the Assignment of Claims Act of 1940, as amended;

                  (h) an estimated or actual loss has been recognized in respect of such Account, as determined in accordance with the usual business practices of the relevant Precision Group Member (each such Account, a "DEFAULTED ACCOUNT");

                  (i) 20% or more of the aggregate outstanding amount of all Accounts from the Account debtor in respect of such Account and its Affiliates constitutes Defaulted Accounts;

                  (j) any representation or warranty contained in this Agreement or in any other Loan Documents applicable either to Accounts in general or to any such specific Account has been breached with respect to such Account;

                  (k) 50% or more of the outstanding amount of all Accounts from the Account debtor in respect of such Account has become ineligible;

                  (l) the Account debtor in respect of such Account has filed a petition for relief under the United States Bankruptcy Code (or similar action under any successor law or under any comparable law), made a general assignment for the benefit of creditors, had filed against it any petition or other application for relief under the United States Bankruptcy Code (or similar action under any successor law or under any comparable law), failed, suspended business operations, become insolvent, called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation, or had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs, in each case except to the extent such matters have been dismissed or terminated or otherwise ceased to be applicable;

                  (m) any portion of such Account has remained unpaid for a period exceeding 90 days from the due date (but only to the extent of such overdue portion) or any Precision Group Member has reason to believe such Account is uncollectable;

                  (n) the sale represented by such Account is to an Account debtor organized or located outside one of the states of the United States;

                  (o) the Account debtor in respect of such Account is a supplier or creditor of any Precision Group Member (but only to the extent of the lesser of (i) the amount owing from such Account debtor to the relevant Precision Group Member pursuant to Accounts that are otherwise eligible and (ii) the amount owing to such Account debtor by the relevant Precision Group Member);

                  (p) such Account is not denominated in Dollars or is payable outside the United States;

                  (q) the sale represented by such Account is on a guaranteed sale, sale-or-return, consignment, or sale on approval basis or is subject to any right of return, setoff or chargeback;

                  (r) the relevant Precision Group Member, or any other party to such Account, is in default in the performance or observance of any of the terms thereof in any material respect;

                  (s) the relevant Precision Group Member does not have good and marketable title to such Account as sole owner of such Account;

                  (t) such Account does not arise from the sale and delivery of goods or rendition of services in the ordinary course of business to the Account debtor in respect of such Account;

                  (u) such Account is on terms other than those normal or customary in the business of the relevant Precision Group Member;

                  (v) such Account has associated payment terms exceeding 100 days from invoice date;

                  (w) except in the case of Accounts owing by any Eligible Account Debtor, if such Account were to constitute an Eligible Receivable, more than 15% of all Eligible Receivables would be owing from the Account debtor in respect of such Account or any of its Affiliates, in which case only that portion of the Eligible Receivables owing from such Account debtor representing amounts in excess of 15% of all Eligible Receivables shall constitute Ineligible Accounts;

                  (x) any amounts payable under or in connection with such Account are evidenced by chattel paper, promissory notes or other instruments, unless such chattel paper, promissory notes or instruments have been endorsed and delivered to the Administrative Agent;

                  (y) such Account has been paid by a check which has been returned for insufficient funds if such check is in an amount of at least $100,000; or

                  (z) such Account has been placed with an attorney or other third party for collection.

                  "ENVIRONMENTAL CERTIFICATE": a certificate duly executed by a Responsible Officer substantially in the form of Exhibit C-3.

                  "ENVIRONMENTAL LAWS": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment as now or may at any time hereafter be in effect.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "EUROCURRENCY LIABILITIES": the meaning specified in Regulation D of the Board, as in effect from time to time.

                  "EURODOLLAR LOANS": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

                  "EURODOLLAR RATE": for any Interest Period for each Eurodollar Tranche, an interest rate PER ANNUM equal to the rate PER ANNUM obtained by DIVIDING (a) the average (rounded upward to the nearest whole multiple of 1/16 of 1% PER ANNUM, if such average is not such a multiple) of the rates PER ANNUM at which deposits in U.S. Dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at approximately 10:00 A.M. (New York time) three Business Days before the first day of such Interest Period in an amount substantially equal to such Eurodollar Tranche and for a period equal to such Interest Period by (b) a percentage equal to 100% MINUS the Eurodollar Rate Reserve Percentage for such Interest Period. The Eurodollar Rate for each Interest Period for each Eurodollar Tranche shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, SUBJECT, HOWEVER, to the provisions of Section 2.13.

                  "EURODOLLAR RATE RESERVE PERCENTAGE": for any Interest Period for each Eurodollar Tranche the reserve percentage (if any) applicable three Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with deposits exceeding $1,000,000,000 with respect to liabilities or assets consisting of or including Eurocurrency

Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Tranche is determined) having a term equal to such Interest Period.

                  "EURODOLLAR TRANCHE": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

                  "EVENT OF DEFAULT": any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                  "EXCESS CASH BALANCES": at any date for any Person, the greater of (i) zero and (ii) existing cash balances minus $250,000.

                  "EXCESS CASH FLOW": for any fiscal year of the Precision Group Members, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal year, (ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such fiscal year, and (iv) an amount equal to the aggregate net non-cash loss on the Disposition of property by the Precision Group Members during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income, over (b) the sum, without duplication, of (i) an amount equal to the amount of all non-cash income included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by the Precision Group Members in cash during such fiscal year on account of Capital Expenditures (excluding the principal amount of Indebtedness (other than Revolving Loans) incurred in connection with such expenditures and any such expenditures financed with the proceeds of any Reinvestment Deferred Amount), (iii) the aggregate amount of all prepayments of Revolving Loans during such fiscal year to the extent accompanying permanent optional reductions of the Revolving Commitments and all optional prepayments of the Term Loans during such fiscal year, (iv) the aggregate amount of all regularly scheduled principal payments of Funded Debt (including the Term Loans) of the Precision Group Members made during such fiscal year (including any such payments resulting from scheduled permanent reductions of any revolving credit facility), (v) increases in Consolidated Working Capital for such fiscal year, and (vi) an amount equal to the aggregate net non-cash gain on the Disposition of property by the Precision Group Members during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income.

                  "EXCESS CASH FLOW APPLICATION DATE": as defined in
Section 2.7(c).

                  "EXCLUDED FOREIGN SUBSIDIARY": any Foreign Subsidiary in respect of which either (a) the pledge of all of the Capital Stock of such Subsidiary as Collateral or (b) the guaranteeing by such Subsidiary of the Obligations, would, in the good faith judgment of the Borrower, result in adverse tax consequences to the Precision Group Members.

                  "EXISTING CREDIT FACILITY": the credit facility, dated as of September 30, 1998 and as amended to the date hereof, among the Borrower, Galaxy Hold Co., Inc., Mid State Holding Co., Inc., the lenders party thereto and Bank of America National Trust and Savings Association, as administrative agent.

                  "FACILITY": each of (a) the Term Commitments and the Term Loans made thereunder (the "TERM FACILITY") and (b) the Revolving Commitments and the extensions of credit made thereunder (the "REVOLVING FACILITY").

                  "FEDERAL FUNDS EFFECTIVE RATE": for any period, a fluctuating interest rate PER ANNUM equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "FOREIGN SUBSIDIARY": any Subsidiary of Precision that is not a Domestic Subsidiary.

                  "FUNDED DEBT": as to any Person, all Indebtedness of such Person that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Loans.

                  "FUNDING OFFICE": the office of the Administrative Agent specified in Section 10.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders.

                  "GAAP": generally accepted accounting principles in the United States as in effect from time to time, except that for purposes of Section 7.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements delivered pursuant to Section 4.1 (b). In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of the Precision Group Members shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "ACCOUNTING CHANGES" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

                  "GALAXY": Galaxy Industries Corporation, a Michigan corporation.

                  "GALAXY ACQUISITION": the acquisition of 100% of the Capital Stock of Galaxy pursuant to the Galaxy Acquisition Agreement.

                  "GALAXY ACQUISITION AGREEMENT": the Merger Agreement, dated as of September 30, 1998, among Galaxy, the Persons listed on Schedule I thereto, Galaxy Hold Co., Inc. and Galaxy Acquisition, Inc.

                  "GENERAL AUTOMATION": GA Acquisition Illinois, Inc., an Illinois corporation to be renamed General Automation, Inc. after the General Automation Acquisition.

                  "GENERAL AUTOMATION ACQUISITION": the acquisition by General Automation of substantially all of the assets and certain of the liabilities of General Automation, Inc., an Illinois corporation, on terms satisfactory to the Administrative Agent.

                  "GENERAL AUTOMATION ACQUISITION DOCUMENTATION": the documentation effecting the General Automation Acquisition, including all schedules, annexes and exhibits thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith.

                  "GOVERNMENTAL AUTHORITY": any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

                  "GUARANTEES": the Holdco Guarantee and the Subsidiary Guarantees, substantially in the form of Exhibits A-1 and A-2, respectively, as the same may be amended, supplemented or otherwise modified from time to time.

                  "GUARANTEE OBLIGATION": as to any Person (the "GUARANTEEING PERSON"), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "PRIMARY OBLIGATIONS") of any other third Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term "Guarantee Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                  "GUARANTORS": the collective reference to Holdco and the Subsidiary Guarantors.

                  "HARVEY GROUP": the collective reference to Harvey & Co. and its Control Investment Affiliates.

                  "HEDGE AGREEMENTS": all swaps, caps, collars or similar arrangements providing for protection against fluctuations in interest rates, currency exchange rates or commodities prices or the exchange of nominal interest obligations, either generally or under specific contingencies.

                  "HOLDCO" means Precision Partners Holding Company, a Delaware corporation.

                  "HOLDCO GUARANTEE": the guarantee by Holdco, substantially in the form of Exhibit A-1.

                  "HOLDCO PREFERRED" means the up to $27 million initial liquidation preference amount of preferred equity issued by Holdco and not paying or accruing dividends.

                  "INDEBTEDNESS":  of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments; (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person; (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business); (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed (provided that the amount of such Indebtedness will be limited to the value of the properly subject to such Lien); (f) all guarantees by such Person of Indebtedness of others; (g) all Capital Lease Obligations of such Person; (h) all net payment obligations of such Person in respect of Hedge Agreements; (i) all obligations of such Person with respect to redeemable preferred Capital Stock (or Capital Stock convertible or exchangeable for redeemable preferred stock or Indebtedness) issued by such Person as to which dividends are required to be paid in cash, with the amount of Indebtedness represented thereby being equal to the greater of its voluntary or involuntary purchase price or liquidation preference and maximum repurchase price; and (j) all obligations of such Person as an account party in respect of letters of credit and bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.

                  "INSOLVENCY": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "INSOLVENT":  pertaining to a condition of Insolvency.

                  "INTELLECTUAL PROPERTY": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "INTEREST PAYMENT DATE": (a) as to any Base Rate Loan, the last Business Day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan (other than any Revolving Loan that is a Base Rate Loan), the date of any repayment or prepayment made in respect thereof.

                  "INTEREST PERIOD": as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                  (ii) the Borrower may not select an Interest Period for a particular Facility that would extend beyond the Scheduled Revolving Termination Date or beyond the date final payment is due on the Term Loans, as the case may be; and

                  (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

                  "INVESTMENTS":  as defined in Section 7.7.

                  "ISSUING LENDER": Bank of America, in its capacity as issuer under the Existing Credit Facility of the Letter of Credit outstanding on the Closing Date, and Citicorp USA, in its capacity as issuer of any other Letter of Credit hereunder.

                  "L/C COMMITMENT":  $2,000,000.

                  "L/C FEE PAYMENT DATE": the last Business Day of each March, June, September and December and the last day of the Revolving Commitment Period.

                  "L/C OBLIGATIONS": at any time, an amount equal to the sum of
(a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.5.

                  "L/C PARTICIPANTS": the collective reference to all the Revolving Lenders other than the Issuing Lender.

                  "LENDERS":  as defined in the preamble hereto.

                  "LETTERS OF CREDIT":  as defined in Section 3.1(a).

                  "LIEN": any mortgage, deed of trust, pledge, hypothecation, assignment, claim, charge, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing) or any filing of any financing statement under the Uniform Commercial Code or any other similar notice of Lien under any similar notice or recording statute of any Governmental Authority, including any easement, right-of-way or other encumbrance on title to real property, in each of the foregoing cases whether voluntary or imposed by law, and any agreement to give any of the foregoing.

                  "LOAN": any loan made by any Lender pursuant to this Agreement.

                  "LOAN DOCUMENTS": this Agreement, the Letters of Credit, the Security Documents and the Notes and each of the other documents, agreements, instruments, opinions and certificates now or hereafter executed and delivered in connection herewith and therewith.

                  "LOAN PARTIES": the collective reference to Holdco, the Borrower and each Subsidiary Guarantor.

                  "MAJORITY FACILITY LENDERS": with respect to any Facility, the holders of more than 50% of that portion of the Aggregate Exposure allocated to such Facility.

                  "MATERIAL ACQUISITION" means any acquisition of property or series of related acquisitions of property that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) involves the payment of consideration by the Precision Group Members in excess of $3,000,000.

                  "MATERIAL ADVERSE EFFECT": (a) a materially adverse effect on the business, condition (financial or otherwise), operations, performance or properties of the Precision Group Members, taken as a whole, (b) a material impairment of the ability of the Precision Group Members, taken as a whole, to perform their collective obligations under the Loan Documents, or (c) a material impairment of the rights of or benefits available to the Administrative Agent and the Lenders under the Loan Documents.

                  "MATERIAL DISPOSITION": means any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Precision Group Members in excess of $3,000,000.

                  "MATERIALS OF ENVIRONMENTAL CONCERN": any pollutant, contaminant, gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous, toxic or other substances, materials, wastes, constituents or chemicals defined or regulated under any applicable Environmental Law, including without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                  "MID STATE":  Mid State Machine Products, a Maine corporation.

                  "MID STATE ACQUISITION": the acquisition of 100% of the Capital Stock of Mid State pursuant to the Mid State Acquisition Agreement.

                  "MID STATE ACQUISITION AGREEMENT": the Redemption and Merger Agreement, dated as of September 17, 1998, among Mid State, S. Douglas Sukeforth, Mid State Holding Co., Inc. and Mid State Acquisition, Inc.

                  "MID STATE FOUNDATION": Mid State Foundation, a foundation organized under the laws of the State of Maine.

                  "MORTGAGED PROPERTIES": the real properties listed on Schedule 1.1B, as to which the Administrative Agent for the benefit of the Lenders shall be granted a Lien pursuant to the Mortgages.

                  "MORTGAGES": each of the fee and leasehold mortgages and deeds of trust made by any Loan Party in favor of or for the benefit of the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit D (with such changes thereto as shall be advisable under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded and which shall include, without limitation, the Collateral Assignment), as the same may be amended, supplemented or otherwise modified from time to time.

                  "MULTIEMPLOYER PLAN": a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "NATIONSBANK":  NationsBank, N.A.

                  "NATIONWIDE": Nationwide Acquisition Delaware, Inc., a Delaware corporation to be renamed Nationwide Precision Products Corp. after the Nationwide Acquisition.

                  "NATIONWIDE ACQUISITION": the acquisition by Nationwide of substantially all of the assets and certain of the liabilities of Nationwide Precision Products Corporation, a New York corporation, on terms satisfactory to the Administrative Agent.

                  "NATIONWIDE ACQUISITION DOCUMENTATION": the documentation effecting the Nationwide Acquisition including all schedules, annexes and exhibits thereto and all side letters and agreements affecting terms thereof or entered into in connection therewith.

                  "NET CASH PROCEEDS": (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable currently as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), and (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

                  "NON-EXCLUDED TAXES":  as defined in Section 2.16(a).

                  "NON-U.S. LENDER":  as defined in Section 2.16(d).

                  "NOTES": the collective reference to any promissory note evidencing Loans.

                  "OBLIGATIONS": the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Agents or to any Lender (or, in the case of Hedge Agreements, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Hedge Agreement entered into with any Lender or any affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Agents or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

                  "OTHER TAXES": any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

                  "PARTICIPANT":  as defined in Section 10.6(b).

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

                  "PERMITTED ACQUISITIONS": One or more acquisitions (whether by asset acquisition or the acquisition of Capital Stock of the target) of a Person, division or line of business as an entirety, PROVIDED that: (i) no Default or Event of Default shall have occurred and be continuing (and none shall occur as a result of such acquisition); (ii) no single acquisition exceeds $15 million calculated on the basis of the value ("Value") of the Person, division or line of business being so acquired, including assumed Indebtedness;
(iii) the aggregate Value for all such acquisitions during a twelve month period shall not exceed $60 million; (iv) the subject acquisition is of a Person, division or business line similar to the businesses of the Borrower; (v) the substantive terms and conditions of such acquisition are acceptable to the Administrative Agent and (vi) after giving effect to such acquisitions, the Borrower will be in PRO FORMA compliance with the covenants set forth in
Section 7.1.

                  "PERMITTED INVESTORS": the collective reference to the Carlisle Group, the Harvey Group and the Saunders Group.

                  "PERMITTED LIENS": as defined in Section 7.3.

                  "PERMITTED SENIOR SUBORDINATED ADD-ON INDEBTEDNESS":
Indebtedness of the Borrower issued in original aggregate principal amount not to exceed $60 million in a form and pursuant to terms substantially similar to the Senior Subordinated Notes, the proceeds of which are used solely to fund Permitted Acquisitions.

                  "PERSON": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "PLAN": at a particular time, any employee benefit plan that is covered by Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "PRECISION": Precision Partners L.L.C., a Delaware limited liability company.

                  "PRECISION GROUP MEMBERS": the collective reference to the Borrower and each direct or indirect Subsidiary of the Borrower.

                  "PRECISION REORGANIZATION": the corporate reorganization of Precision as set forth in the organizational structure flip-book previously delivered to the Administrative Agent and set forth as Schedule 5.1(b).

                  "PRICING GRID":  the pricing grid attached hereto as Annex A.

                  "PRIOR LIENS": Liens which, pursuant to the provisions of any Security Document, are or may be superior to the Lien of such Security Document.

                  "PRO FORMA FINANCIAL STATEMENTS": as defined in
Section 4.l(a).

                  "PROJECTIONS": as defined in Section 6.2(c).

                  "PROPERTIES": as defined in Section 4.17(a).

                  "RECOVERY EVENT": shall mean, with respect to any property, real or personal, of any Person, any loss of title with respect to real property or any loss of or damage to or destruction of, or any condemnation or other taking (including by any Governmental Authority) of, such property (including real property) for which such Person receives insurance proceeds or proceeds of a condemnation award or other compensation. "Recovery Event" shall include but not be limited to any taking of any Mortgaged Property or real property of any Loan Party or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of any Mortgaged Property or real property of any Loan Party or any part thereof, by any Governmental Authority, civil or military.

                  "REFERENCE BANKS": Citicorp U.S.A., Inc.

                  "REFERENCE RATE": the rate of interest in effect for such day as publicly announced from time to time by Citibank, N.A. in New York, New York, as its "reference rate". The "reference rate" is a rate set by Citibank, N.A. based upon various factors including Citibank, N.A.'s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the reference rate announced by Citibank, N.A. shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "REGISTER": as defined in Section 10.6(d).

                  "REGULATION U": Regulation U of the Board as in effect from time to time.

                  "REIMBURSEMENT OBLIGATION": the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

                  "REINVESTMENT DEFERRED AMOUNT": with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by any Precision Group Member in connection therewith that are not applied to prepay the Term Loans or reduce the Revolving Commitments pursuant to Section 2.7(c) as a result of the delivery of a Reinvestment Notice.

                  "REINVESTMENT EVENT": any Asset Sale or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

                  "REINVESTMENT NOTICE": a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through another Precision Group Member) intends and expects to use all or a specified portion of the Net Cash Proceeds (i) in connection with an Asset Sale to acquire assets useful in its business or (ii) in connection with a Recovery Event to perform a Restoration (as defined in the applicable Security Document).

                  "REINVESTMENT PREPAYMENT AMOUNT": with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire assets useful in the business of the Precision Group Members.

                  "REINVESTMENT PREPAYMENT DATE": with respect to any Reinvestment Event, the earlier of (a) the date occurring twelve months after such Reinvestment Event and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire assets useful in the business of the Precision Group Members with all or any portion of the relevant Reinvestment Deferred Amount.

                  "REORGANIZATION": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

                  "REPORTABLE EVENT": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. Section 4043.

                  "REQUIRED LENDERS": at any time, the holders of more than 50% of (a) until the Closing Date, the Commitments then in effect and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of the Term Loans then outstanding and (ii) the Revolving Commitments then in effect or, in the case of the Revolving Facility, if the Revolving Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding.

                  "REQUIRED PREPAYMENT LENDERS": the Majority Facility Lenders in respect of each Facility.

                  "REQUIREMENT OF LAW": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "RESPONSIBLE OFFICER": the chief executive officer, president or chief financial officer of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower.

                  "RESTRICTED PAYMENTS": as defined in Section 7.6.

                  "REVOLVING COMMITMENT": as to any Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Commitment" opposite such Lender's name on
Schedule 1.1A or in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.

                  "REVOLVING COMMITMENT PERIOD": the period from and including the Closing Date to the Scheduled Revolving Termination Date.

                  "REVOLVING EXTENSIONS OF CREDIT": as to any Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans held by such Lender then outstanding and (b) such Lender's Revolving Percentage of the L/C Obligations then outstanding.

                  "REVOLVING LENDER": each Lender that has a Revolving Commitment or that holds Revolving Loans.

                  "REVOLVING LOANS":  as defined in Section 2.2(a).

                  "REVOLVING PERCENTAGE": as to any Revolving Lender at any time, the percentage which such Lender's Revolving Commitment then constitutes of the Total Revolving Commitments (or, at any time after the Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Revolving Loans then outstanding constitutes of the aggregate principal amount of the Revolving Loans then outstanding).

                  "SAUNDERS GROUP": the collective reference to Saunders Karp & Megrue and its Control Investment Affiliates.

                  "SCHEDULED REVOLVING TERMINATION DATE":  March 31, 2005.

                  "SEC": the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

                  "SECURITIES PLEDGE AGREEMENT": the Securities Pledge Agreement to be executed and delivered by Holdco as of the Closing Date, substantially in the form of Exhibit K hereto, as the same may be amended, supplemented or otherwise modified from time to time.

                  "SECURITY AGREEMENT": the Security Agreement to be executed and delivered by the Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit I, as the same may be amended, supplemented or otherwise modified from time to time.

                  "SECURITY DOCUMENTS": the collective reference to the Holdco Guarantee, Subsidiary Guarantees, the Security Agreement, the Securities Pledge Agreement, the Mortgages and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

                  "SENIOR SUBORDINATED INDENTURE" means the Indenture pursuant to which the Borrower issued the Senior Subordinated Notes.

                  "SENIOR SUBORDINATED NOTES" means the 12% Senior Subordinated Notes due 2009 issued by the Borrower on or immediately prior to the date of the initial funding hereunder, the proceeds of which will be used to pay a portion of the consideration payable in connection with the Acquisitions.

                  "SINGLE EMPLOYER PLAN": any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

                  "SOLVENCY CERTIFICATE": a certificate duly executed by a Responsible Officer substantially in the form of Exhibit C-2.

                  "SOLVENT": when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise," as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim," and
(ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

                  "SPONSORS": the collective reference to Saunders Karp & Megrue, Carlisle Enterprises and Harvey & Co.

                  "SUBORDINATED INDEBTEDNESS": any Indebtedness which is subordinate or junior in right of payment to the Loans by the express terms of such Indebtedness or pursuant to a separate written agreement, in each case in form and substance satisfactory to the Required Lenders.

                  "SUBSIDIARY": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the relevant Precision Group Member. Mid State Foundation shall not constitute a Subsidiary for the purposes of this Agreement and the other Loan Documents.

                  "SUBSIDIARY GUARANTEE": each guarantee by a Subsidiary Guarantor, substantially in the form of Exhibit A-2.

                  "SUBSIDIARY GUARANTOR": each Subsidiary of the Borrower, other than Mid State Foundation and any Excluded Foreign Subsidiary.

                  "SUNTRUST": SunTrust Bank, Atlanta.

                  "SYNDICATION AGENT": NationsBank, as the syndication agent for the Lenders under this Agreement and the other Loan Documents, together with any of its Successors.

                  "TERM COMMITMENT": as to any Lender, the obligation of such Lender, if any, to make Term Loans to the Borrower hereunder in an aggregate principal amount not to exceed the amount set forth under the heading "TERM COMMITMENT" opposite such Lender's name on Schedule 1.1A.

                  "TERM LENDER": each Lender that has a Term Commitment or that holds Term Loans.

                  "TERM LOANS": as defined in Section 2.1.

                  "TERM PERCENTAGE": as to any Term Lender at any time, the percentage which such Lender's Term Commitment then constitutes of the aggregate Term Commitments (or, at any time after the Term Commitments have terminated, the percentage which the aggregate principal amount of such Lender's Term Loans then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding).

                  "TOTAL REVOLVING COMMITMENTS": at any time, the aggregate amount of the Revolving Commitments then in effect. The amount of the Total Revolving Commitment as of the Closing Date is $25,000,000, including the L/C Commitment.

                  "TOTAL REVOLVING EXTENSIONS OF CREDIT": at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Lenders outstanding at such time.

                  "TRANSFEREE": any Assignee or Participant.

                  "TYPE": as to any Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

                  "UNAPPLIED EXCESS CASH FLOW": with respect to any fiscal year of the Precision Group Members, an amount equal to 50% of the Excess Cash Flow for such fiscal year.

                  "UNIFORM CUSTOMS": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

                  "UNITED STATES": the United States of America.

                  "WHOLLY OWNED QUALIFIED PRECISION GROUP MEMBER": any Loan Party that is a Wholly Owned Subsidiary of the Borrower.

                  "WHOLLY OWNED SUBSIDIARY": as to any Person, any other Person all of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

                  "YEAR 2000 PROBLEM": the inability of computers, as well as embedded microchips in non- computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999.

                  1.2 OTHER DEFINITIONAL PROVISIONS. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

                  (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to the Precision Group Members not deLmed in Section
1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation" and (iii) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights.

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

                  2.1 TERM COMMITMENTS. Subject to the terms and conditions hereof, each Term Lender severally agrees to make a term loan (a "TERM LOAN") to the Borrower on the Closing Date in an amount not to exceed the Term Commitment of such Lender. The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.3 and 2.9. The Term Commitments shall automatically terminate on the Closing Date (after giving effect to the borrowings thereunder made on such date).

                  2.2 REVOLVING COMMITMENTS; BORROWING BASE PREPAYMENTS. (a) Subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans ("REVOLVING LOANS") to the Borrower from time to time during the Revolving Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Percentage of the L/C Obligations then outstanding, does not exceed the amount of such Lender's Revolving Commitment. During the Revolving Commitment Period the Borrower may use the Revolving Commitments by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.3 and 2.9.

                  (b) If on any date (including any date on which a Borrowing Base Certificate is delivered pursuant to Section 6.2(e)) the Total Revolving Extensions of Credit as of such date exceed the then applicable Borrowing Base, then, without notice or demand, the Borrower shall, on such date, prepay the Revolving Loans and, if necessary, cash collateralize the Letters of Credit by depositing an amount equal to such excess in a cash collateral account established with the Administrative Agent for the benefit of the Lenders on terms and conditions satisfactory to the Administrative Agent

                  2.3 PROCEDURE FOR BORROWING; SCHEDULED REPAYMENTS. The Borrower shall give the Administrative Agent irrevocable notice in the form of Exhibit H-1 (which notice must be received by the Administrative Agent prior to (a) 12:00 Noon, New York City time, three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) 11:00 A.M., New York City time, on the requested Borrowing Date, in the case of Base Rate Loans), specifying (i) the amount and Type of Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor. Any Loans made on the Closing Date shall initially be Base Rate Loans and, unless otherwise agreed by the Administrative Agent in its sole discretion, no Loan may be made as, converted into or continued as a Eurodollar Loan having an Interest Period in excess of one month prior to the date that is 60 days after the Closing Date. Each borrowing shall be in an amount equal to
(x) in the case of Base Rate Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate unutilized Commitments under the relevant Facility are less than $500,000, such lesser amount) and (y) in the case of Eurodollar Loans, $500,000 or a whole multiple of $100,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each relevant Lender thereof. Each relevant Lender will make the amount of its PRO RATA share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the relevant Lenders and in like funds as received by the Administrative Agent.

                  (a) The Term Loans of each Term Lender shall mature in 20 quarterly installments, each of which shall be in an amount equal to such Lender's Term Percentage multiplied by the amount set forth below opposite such installment:

                      INSTALLMENT             PRINCIPAL AMOUNT
                      -----------             ----------------
                    June 30, 2000             $     805,000.00
                    September 30, 2000        $     805,000.00
                    December 31, 2000         $     805,000.00
                    March 31, 2001            $     805,000.00
                    June 30, 2001             $     920,000.00
                    September 30, 2001        $     920,000.00
                    December 31, 2001         $     920,000.00
                    March 31, 2002            $     920,000.00
                    June 30, 2002             $   1,150,000.00
                    September 30, 2002        $   1,150,000.00
                    December 31, 2002         $   1,150,000.00
                    March 31, 2003            $   1,150,000.00
                    June 30, 2003             $   1,380,000.00
                    September 30, 2003        $   1,380,000.00
                    December 31, 2003         $   1,380,000.00
                    March 31, 2004            $   1,380,000.00

                      INSTALLMENT             PRINCIPAL AMOUNT
                      -----------             ----------------
                    June 30, 2004             $   1,495,000.00
                    September 30, 2004        $   1,495,000.00
                    December 31, 2004         $   1,495,000.00
                    March 31, 2005            $   1,495,000.00


                  (b) The Borrower shall repay all outstanding Revolving Loans on the Scheduled Revolving Termination Date.

                  2.4 COMMITMENT FEES, ETC. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee for the period from and including the Closing Date to the date the Revolving Commitments have been terminated, computed at the Commitment Fee Rate on the actual daily amount of the Available Revolving Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last Business Day of each March, June, September and December and on the date the Revolving Commitments have been terminated, commencing on the first of such dates to occur after the date hereof.

                  (b) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates previously agreed to in writing by the Borrower and the Administrative Agent.

                  2.5 TERMINATION OR REDUCTION OF COMMITMENTS. The Borrower shall have the right, upon not less than two Business Days' notice to the Administrative Agent, to terminate the Commitments under any Facility or, from time to time, to reduce the amount of such Commitments; PROVIDED that no such termination or reduction of Revolving Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments. Any such reduction shall be in an amount equal to $500,000, or a whole multiple thereof, and shall reduce permanently the relevant Commitments then in effect

                  2.6 OPTIONAL PREPAYMENTS. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent at least two Business Days prior thereto in the case of Eurodollar Loans and at least one Business Day prior thereto in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or Base Rate Loans; PROVIDED, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.16. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are Base Rate Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans and Revolving Loans shall be in an aggregate principal amount equal to (a) in the case of Base Rate Loans, $100,000 or a whole multiple thereof and (b) in the case of Eurodollar Loans, $500,000 or a whole multiple of $100,000 in excess thereof.

                  2.7 MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS. (a) Unless the Required Prepayment Lenders shall otherwise agree, if any Capital Stock shall be issued or sold by Holdco or the Borrower or if any Indebtedness shall be incurred by any Precision Group Member (excluding any Indebtedness incurred in accordance with Section 7.2), an amount equal to 50% of the Net Cash Proceeds thereof (in the case of Capital Stock) or 100% of the Net Cash Proceeds thereof (in the case of Indebtedness) shall be applied on the date of such issuance or incurrence first towards the prepayment of the Term Loans and then towards the reduction of the Revolving Commitments as set forth in Section 2.7(e); PROVIDED, that no such prepayment will be required with respect to any capital contribution made by any Sponsor directly or indirectly to Holdco (and contributed as common equity to the

Borrower) for the purpose of funding a particular Capital Expenditure or Permitted Acquisition if such proceeds are used for such Capital Expenditure or Permitted Acquisition substantially concurrently with the making of such capital contribution.

                  (b) Unless the Required Prepayment Lenders shall otherwise agree, if on any date any Precision Group Member shall receive Net Cash Proceeds from any Asset Sale or Recovery Event, then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied on such date first towards the prepayment of the Term Loans and then towards the reduction of the Revolving Commitments as set forth in Section 2.7(d); PROVIDED, that, notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds of Asset Sales and Recovery Events that may be excluded from the foregoing requirement pursuant to a Rein-vestment Notice shall not exceed $5,000,000 in any fiscal year of the Precision Group Members and (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans and the reduction of the Commitments as set forth in Section 2.7(d).

                  (c) Unless the Required Prepayment Lenders shall otherwise agree, if, for any fiscal year of the Precision Group Members commencing with the fiscal year ending December 31, 1999, there shall be Excess Cash Flow, the Borrower shall, on the relevant Excess Cash Flow Application Date, apply 50% of such Excess Cash Flow first towards the prepayment of the Term Loans and then towards the reduction of the Revolving Commitments as set forth in Section 2.7(d); PROVIDED that no such prepayment will be required for so long as the Consolidated Leverage Ratio then in effect is less than 3.0 to 1.0. Each such prepayment and commitment reduction shall be made on a date (an "EXCESS CASH FLOW APPLICATION DATE") no later than five days after the earlier of (i) the date on which the financial statements of the Precision Group Members referred to in Section 6.1 (a), for the final year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

                  (d) Amounts to be applied in connection with prepayments and Commitment reductions made pursuant to Section 2.7 shall be applied, first to prepay the Term Loans and, second, to reduce permanently the Revolving Commitments. Amounts applied to prepay Term Loans shall reduce future amortization payments on a PRO RATA basis. Any such reduction of the Revolving Commitments shall be accompanied by prepayment of the Revolving Loans to the extent, if any, that the Total Revolving Extensions of Credit exceed the amount of the Total Revolving Commitments as so reduced, PROVIDED that if the aggregate principal amount of Revolving Loans then outstanding is less than the amount of such excess (because L/C Obligations constitute a portion thereof), the Borrower shall, to the extent of the balance of such excess, replace outstanding Letters of Credit and/or deposit an amount in cash in a cash collateral account established with the Administrative Agent for the benefit of the Lenders on terms and conditions satisfactory to the Administrative Agent. The application of any prepayment pursuant to Section 2.7 shall be made, FIRST, to Base Rate Loans and, SECOND, to Eurodollar Loans. Each prepayment of the Loans under
Section 2.7 (except in the case of Revolving Loans that are Base Rate Loans) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

                  (e) Concurrently with the application of any amount pursuant to this Section 2.7, the Borrower shall furnish to the Administrative Agent a certificate setting forth in reasonable detail a calculation of the amount required to be so applied.

                  2.8 CONVERSION AND CONTINUATION OPTIONS. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent irrevocable notice of such election in the form of Exhibit H-2 no later than 12:00 Noon, New York City time, one Business Day prior to the effective date thereof, PROVIDED that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election in the form of Exhibit H-2 no later than 12:00 Noon, New York City time, three Business Days prior to the effective date thereof, PROVIDED that no Base Rate Loan under a particular Facility may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversions. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

                  (b) Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent in the form of Exhibit H-2, and in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, PROVIDED that no Eurodollar Loan under a particular Facility may be continued as such when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations, and PROVIDED, FURTHER, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

                  2.9 LIMITATIONS ON EURODOLLAR TRANCHES. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Eurodollar Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $500,000 or a whole multiple of $100,000 in excess thereof and (b) no more than six Eurodollar Tranches shall be outstanding at any one time.

                  2.10 INTEREST RATES AND PAYMENT DATES. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate PER ANNUM equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

                  (b) Each Base Rate Loan shall bear interest at a rate PER ANNUM equal to the Base Rate plus the Applicable Margin.

                  (c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), all outstanding Loans and Reimbursement Obligations (whether or not overdue) shall bear interest at a rate PER ANNUM equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section PLUS 200 bps or (y) in the case of Reimbursement Obligations, the rate applicable to Base Rate Loans under the Revolving Facility plus 200 bps, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate PER ANNUM equal to the rate then applicable to Base Rate Loans under the relevant Facility PLUS 200 bps (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to Base Rate Loans under the Revolving Facility plus 200 bps), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

                  (d) Interest shall be payable in arrears on each Interest Payment Date, PROVIDED that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

                  2.11 COMPUTATION OF INTEREST AND FEES. (a) Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

                  (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to
Section 2.11(a).

                  2.12 INABILITY TO DETERMINE INTEREST RATE. If prior to the first day of any Interest Period:

                  (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

                  (b) the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given, (x) any Eurodollar Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans under the relevant Facility shall be converted, on the last day of the then current Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans under the relevant Facility shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurodollar Loans.

                  2.13 PRO RATA TREATMENT AND PAYMENTS. (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made PRO RATA according to the respective Term Percentages or Revolving Percentages, as the case may be, of the relevant Lenders.

                  (b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Term Loans shall be made PRO RATA according to the respective outstanding principal amounts of the Term Loans then held by the Term Lenders. The amount of each principal prepayment of the Term Loans shall be applied to reduce the then remaining installments of the Term Loans PRO RATA based upon the then remaining principal amount thereof. Amounts prepaid on account of the Term Loans may not be reborrowed.

                  (c) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Loans shall be made PRO RATA according to the respective outstanding principal amounts of the Revolving Loans then held by the Revolving Lenders.

                  (d) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

                  (e) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate PER ANNUM applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower.

                  (f) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment being made hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective PRO RATA shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days of such required date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate PER ANNUM equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

                  2.14 REQUIREMENTS OF LAW. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.15 and changes in the rate of tax on the overall net income of such Lender);

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                  (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount that such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

                  (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Leader to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction; PROVIDED that the Borrower shall not be required to compensate a Lender pursuant to this paragraph for any amounts incurred more than six months prior to the date that such Lender notifies the Borrower of such Lender's intention to claim compensation therefor, and PROVIDED FURTHER that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect.

                  (c) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  2.15 TAXES. (a) All payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("NON-EXCLUDED TAXES") or Other Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, PROVIDED, HOWEVER, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time the Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph.

                  (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of the relevant Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure.

                  (d) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "NON-U.S. LENDER") shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a statement substantially in the form of Exhibit G and a Form W-8, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

                  (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, PROVIDED that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

                  (f) The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  2.16 INDEMNITY. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the


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                                      -33-

Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of or conversion from Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, convened or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) OVER (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  2.17 CHANGE OF LENDING OFFICE. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.14 or 2.15(a) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; PROVIDED, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and PROVIDED, FURTHER, that nothing in this Section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 2.14 or 2.15(a).

                  2.18 REPLACEMENT OF LENDERS. The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.14 or 2.15(a) or (b) defaults in its obligation to make Loans hereunder, with a replacement financial institution; PROVIDED that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement,
(iii) prior to any such replacement, such Lender shall have taken no action under Section 2.17 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.14 or 2.15(a), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under Section 2.16 if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that, unless such replacement Lender agrees to pay such fee, the Borrower shall be obligated to pay the registration and processing fee referred to therein),
(viii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.14 or 2.15(a), as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

                          SECTION 3. LETTERS OF CREDIT

                  3.1 L/C COMMITMENT. (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Revolving Lenders set forth in Section 3.4(a), agrees to issue standby letters of credit ("LETTERS OF CREDIT") for the account of the Borrower on any Business Day during the Revolving Commitment Period in such form as may be approved from time to time by the Issuing Lender; PROVIDED that the Issuing Lender shall have no obligation to issue any Letter of Credit if after giving effect to such issuance, (i) the


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                                      -34-

L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five Business Days prior to the Scheduled Revolving Termination Date, PROVIDED that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above).

                  (b) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

                  (c) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

                  (d) The Letter of Credit outstanding on the Closing Date, issued by Bank of America pursuant to the Existing Credit Facility, shall continue to be outstanding pursuant to the terms of this Agreement.

                  3.2 PROCEDURE FOR ISSUANCE OF LETTER OF CREDIT. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, with a copy to the Administrative Agent, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof. The Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof). Any amendment to an outstanding Letter of Credit shall be effected pursuant to procedures comparable to those specified in this Section 3.2.

                  3.3 FEES AND OTHER CHARGES. (a) The Borrower will pay a fee on all outstanding Letters of Credit at a PER ANNUM rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the Revolving Facility, shared ratably among the Revolving Lenders and payable to the Administrative Agent for the account of the Revolving Lenders quarterly in arrears on each L/C Fee Payment Date after the issuance date. In addition, the Borrower shall pay to the Issuing Lender for its own account a fronting fee of 1/4 of 1% PER ANNUM on the undrawn and unexpired amount of each Letter of Credit, payable quarterly in arrears on each L/C Fee Payment Date after the issuance date.

                  (b) In addition to the foregoing fees, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

                  3.4 L/C PARTICIPATIONS. (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Leader to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Percentage in the Issuing Lender's obligations and rights under each Letter of

Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Percentage of the amount of such draft, or any part thereof that is not so reimbursed.

                  (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is
360. If any such amount required to be paid by any L/C Participant pursuant to
Section 3.4(a) is not made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate PER ANNUM applicable to Base Rate Loans under the Revolving Facility. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

                  (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its PRO RATA share of such payment in accordance with Section 3.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its PRO RATA share thereof; PROVIDED, HOWEVER, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

                  3.5 REIMBURSEMENT OBLIGATION OF THE BORROWER. The Borrower agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Section from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate set forth in (i) until the second Business Day following the date of the applicable drawing,
Section 2.11 (b) and (ii) thereafter, Section 2.11(c).

                  3.6 INDEMNIFICATION; NATURE OF ISSUING LENDER'S DUTIES.

                  (a) In addition to its other obligations under this Section 3, the Borrower hereby agrees to pay, and protect, indemnify and save each Lender harmless from and against, any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that such lender may incur or be subject to as a consequence, direct or indirect, of
(A) the issuance of any Letter of Credit or (B) the failure of such Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called "GOVERNMENT ACTS").

                  (b) As between the Borrower and the Lenders (including the Issuing Lender), the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Lender (including the Issuing Lender) shall be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of such Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

                  (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Lender (including the Issuing Lender), under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Lender under any resulting liability to the Borrower or any other Loan Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify each Lender (including the Issuing Lender) against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. No lender (including the Issuing Lender) shall, in any way be, be liable for any failure by such Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of such Lender.

                  (d) Nothing in this Section 3.6 is intended to limit the reimbursement obligations of the Borrower contained elsewhere herein. Unless all Letters of Credit are cash collateralized in amounts and pursuant to arrangements satisfactory to the Issuing Lender or secured by back-up standby letters of credit in form and substance, and issued by an issuer satisfactory to the Issuing Lender (in either case to the extent and in a manner reasonably satisfactory to the Agent and the Issuing Lender), the obligations of the Borrower under this Section 3.6 shall survive the termination of this Credit Agreement. No act or omission of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Lenders (including the Issuing Lender) to enforce any right, power or benefit under this Credit Agreement.

                  (e) Notwithstanding anything to the contrary contained in this
Section 3.6, the Borrower shall have no obligation to indemnify any Lender (including the Issuing Lender) in respect of any liability incurred by such Lender (A) arising solely out of the gross negligence or willful misconduct of such Lender, as determined by a court of competent jurisdiction, or (B) caused by such Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

                  3.7 LETTER OF CREDIT PAYMENTS. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

                  3.8 APPLICATIONS. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

                  To induce the Agents and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, Holdco and the Borrower hereby jointly and severally represent and warrant to the Agents and each Lender that:

                  4.1 FINANCIAL CONDITION. (a) The unaudited PRO FORMA consolidated balance sheet and statements of income and cash flows of the Borrower as at, or for the period ending, December 31, 1998 (but using October 31, 1998 latest twelve month figures for Certified) (the "PRO FORMA FINANCIAL STATEMENTS"), copies of which have heretofore been furnished to each Lender, have been prepared giving effect (as if such events had occurred on such date or at the beginning of such period, as applicable) to (i) the consummation of the Acquisitions, (ii) the loans to be made on the Closing Date and the use of proceeds thereof and (iii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Financial Statements have been prepared based on the best information available to the Borrower as of the date of delivery thereof, and present fairly in all material respects on a PRO FORMA basis the estimated financial position of the Borrower as at, or for the period ending, December 31, 1998 (but using October 31, 1998 latest twelve month figures for Certified), assuming that the events specified in the preceding sentence had actually occurred at such date or at the beginning of such period, as applicable.

                  (b) The unaudited consolidated balance sheets of Galaxy as at August 31, 1996, August 31, 1997 and August 31, 1998 and the related consolidated statements of earnings and of retained earnings stockholders' equity and cash flows for the fiscal years ended on such date reviewed by Rehman Robson, CPAs and Consultants, P.C. (with respect to the August 31, 1996 financial statements) and Jenkens, Magnus, Volk & Carroll (with respect to the August 31, 1997 financial statements), present fairly in all material respects the consolidated financial condition of Galaxy as at such date, and the consolidated results of its operations and its consolidated retained earnings, stockholders' equity and cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of Galaxy as at September 30, 1998, and the related unaudited consolidated statements of earnings and retained earnings, stockholders' equity and cash flows for the one-month period ended on such date, present fairly in all material respects the consolidated financial condition of Galaxy as at such date, and the consolidated results of its operations and its consolidated cash flows for the one-month period then ended (subject to normal year-end audit adjustments). During the period from September 30, 1998 to and including the date hereof there has been no Disposition by Galaxy of any material part of its business or property.

                  (c) The audited consolidated balance sheets of Mid State as at December 31, 1995, December 31, 1996 and December 31, 1997, reported on by and accompanied by an unqualified report from Baker, Newman & Noyes LLC and the audited consolidated balance sheet of Mid State as at September 30, 1998, reported on by and accompanied by an unqualified report from Ernest & Young LLP, and the related consolidated statements of earnings and of retained earnings, stockholders' equity and cash flows for the fiscal years ended on such dates (for nine months in the case of the September 30, 1998 balance sheet), present fairly in all material respects the consolidated financial condition of Mid State as at such date, and the consolidated results of its operations and its consolidated retained earnings, stockholders' equity and cash flows for the respective fiscal years then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). During the period from September 30, 1998 to and including the date hereof there has been no Disposition by Mid State of any material part of its business or property.

                  (d) The audited balance sheets of the entity to be acquired in the General Automation Acquisition as at December 31, 1997 and December 31, 1998, and the related statements of earnings and of retained earnings, stockholders' equity and cash flows for the fiscal years ended on such dates and December 31, 1996 reported on by and accompanied by an unqualified report from Ernst & Young LLP, present fairly in all material respects the financial condition of such entity as at such date, and the results of its operations and its retained earnings, stockholders' equity and cash flows for the respective fiscal years then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). During the period from December 31, 1998 to and including the date hereof there has been no Disposition by the entity to be acquired in the General Automation Acquisition of any material part of the business or property of such entity.

                  (e) The audited combined balance sheets of the entities to be acquired in the Certified Acquisition as at October 31, 1997 and October 31, 1998, and the related combined statements of earnings and of retained earnings, stockholders' equity and cash flows for the fiscal years ended on such dates and on October 31, 1996 reported on by and accompanied by an unqualified report from Ernst & Young LLP, present fairly in all material respects the combined financial condition of such entities as at such date, and the combined results of its operations and its combined retained earnings, stockholders' equity and cash flows for the respective fiscal years then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). During the period from October 31, 1998 to and including the date hereof there has been no Disposition by the entities to be acquired in the Certified Acquisition of any material part of the business or property of such entities.

                  (f) The audited balance sheets of the entity to be acquired in the Nationwide Acquisition as at December 31, 1998, May 31, 1998, and May 31, 1997, and the related statements of earnings and of retained earnings, stockholders' equity and cash flows for the fiscal years ended on such dates and May 31, 1996 reported on by and accompanied by unqualified reports from Ernst & Young LLP and Insero, Kasperski, Ciaccia & Co., P.C., present fairly in all material respects the financial condition of such entity as at such date, and the results of its operations and its retained earnings, stockholders' equity and cash flows for the respective fiscal years then ended (for seven months in the case of the December 31, 1998 balance sheet). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). During the period from December 31, 1998 to and including the date hereof there has been no Disposition by the entities to be acquired in the Nationwide Acquisition of any material part of the business or property of such entities.

                  (g) As of the Closing Date, the Precision Group Members do not have any material Guarantee obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in paragraph (b) or (c) above, as the case may be, other than obligations pursuant to the Loan Documents.

                  4.2 NO CHANGE. Since October 31, 1998 there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

                  4.3 CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Each Loan Party
(a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged,
(c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except as, in the aggregate, could not reasonably be expected to have a Material

Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  4.4 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Acquisitions and the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (i) consents, authorizations, filings and notices described in Schedule 4.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect, except as disclosed in Schedule 4.4 and (ii) the filings referred to in Section 4.19. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  4.5 NO LEGAL BAR. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Precision Group Member and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to any Precision Group Member could reasonably be expected to have a Material Adverse Effect.

                  4.6 LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against any Loan Party or against any of its properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) that could reasonably be expected to have a Material Adverse Effect.

                  4.7 NO DEFAULT. No Loan Party is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  4.8 OWNERSHIP OF PROPERTY; LIENS. Each Loan Party (i) has good and marketable title to all the real properties owned in fee or acquired after the date thereof and (ii) has valid leasehold interests in all leased real properties and is in possession of the real properties purported to be leased thereunder, in each case, free and clear of all Liens, except Liens of the type described as Prior Liens in the Mortgages. Title to all property other than real property is held by each respective Loan Party free and clear of all Liens except for Prior Liens and other Liens expressly permitted to exist on such type of property by the terms of the applicable Security Document.

                  4.9 INTELLECTUAL PROPERTY. Each Loan Party owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the Borrower know of any valid basis for any such claim. The use of Intellectual Property by each Precision Group Member does not infringe on the rights of any Person in any material respect.

                  4.10 TAXES. Each Loan Party has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Loan Party, PROVIDED that in the case of Galaxy any such reserves made prior to the Closing Date need not be in conformity with GAAP so long as they are in a reasonable amount); no tax Lien has been filed, and, to the knowledge of Holdco and the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

                  4.11 FEDERAL REGULATIONS. No part of the proceeds of any Loans will be used for "buying" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-l, as applicable, referred to in Regulation U.

                  4.12 LABOR MATTERS. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any Precision Group Member pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to employees of the Precision Group Members have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from any Precision Group Member on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Precision Group Member.

                  4.13 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

                  4.14 INVESTMENT COMPANY ACT; OTHER REGULATIONS. No Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

                  4.15 SUBSIDIARIES. Except as disclosed to the Administrative Agent by the Borrower in writing from time to time after the Closing Date, (a)
Schedule 4.15 sets forth the name and jurisdiction of incorporation of each Subsidiary of the Borrower and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by the Borrower or any Precision Group Member,
(b) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than directors' qualifying shares) of any nature relating to any Capital Stock of any Precision Group Member, except as created by the Loan Documents, and (c) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors) of any nature relating to any Capital Stock of Holdco.

                  4.16 USE OF PROCEEDS. The proceeds of the Term Loans shall be used to finance a portion of the purchase price for the Acquisitions and to refinance the Existing Credit Facility. The proceeds of the Revolving Loans shall be used for working capital and general corporate purposes.

                  4.17 ENVIRONMENTAL MATTERS. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

                  (a) the facilities and properties owned, leased or operated by any Precision Group Member (the "PROPERTIES") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law;

                  (b) no Precision Group Member has received or is aware of any claim or notice of violation, alleged violation, non-compliance, liability or potential liability under any Environmental Law of or by any Precision Group Member or with regard to any of the Properties or the business operated by the Precision Group Members (the "BUSINESS"), nor does the Borrower have knowledge or reason to believe that any such claim or notice will be received or is being threatened;

                  (c) Materials of Environmental Concern have not been transported or disposed of by any Precision Group Member or from any of the Properties or in connection with the Business in violation of or in a manner or to a location that could give rise to liability under any Environmental Law, nor have any Materials of Environmental Concern been used, handled, generated, treated, stored or disposed of or released at, on, under or from any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

                  (d) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened under any Environmental Law to which any Precision Group Member is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements or agreements outstanding which impose any requirements or obligations upon or among Precision Group Members under any Environmental Law;

                  (e) there has been no release or threat of release of Materials of Environmental Concern at, on, under or from any of the Properties, or arising from or related to the operations of the Precision Group Members in connection with any of the Properties or otherwise in connection with the Business, in violation of or in amounts, in a manner or under circumstances that could give rise to liability under Environmental Laws;

                  (f) each of the Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there are no Materials of Environmental Concern at, on, under or emanating from the Properties or in violation of any Environmental Law with respect to the Properties or the Business;

                  (g) no Precision Group Member has assumed any liability of any other Person under Environmental Laws;

                  (h) there is no lien imposed on any of the Properties or any other assets of any Precision Group Member under any Environmental Law; and

                  (i) all material environmental investigations, studies, audits or assessments which have been conducted and which are in the possession, custody or control of any Precision Group Member relating
         (i) to the current or prior business, operations, facilities or Properties of any Precision Group Member or any of their respective predecessors in interest or (ii) to any facility, Properties or other asset now or previously owned, operated, leased or used by any Precision Group Member or any of their respective predecessors in interest have been made available to Lenders.

                  4.18 ACCURACY OF INFORMATION, ETC. No statement or information contained in this Agreement, any other Loan Document, the Confidential Information Memorandum, or any other document, certificate or statement furnished by or on behalf of any Loan Party to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. The projections and PRO FORMA financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. As of the date hereof, the representations and warranties contained in the Acquisition Documentation are true and correct in all material respects. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, the Confidential Information Memorandum or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

                  4.19 SECURITY DOCUMENTS. (a) The Security Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Agents and the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock described in the Security Agreement, when stock certificates representing such Pledged Stock are delivered to the Administrative Agent, and in the case of the other Collateral described in the Security Agreement, when financing statements and other filings specified on Schedule 4.19(a) in appropriate form are filed in the offices specified on Schedule 4.19(a), the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower and the Subsidiary Guarantors in such Collateral and the proceeds thereof, in each case to the extent a Lien on the relevant Collateral may be perfected by taking any of the actions of the type referred to in this paragraph (a), as security for the Secured Obligations (as defined in the Security Agreement), in each case prior and superior in right to any other Person (except for Prior Liens and other Liens expressly permitted to exist on such type of property by the terms of the Security Agreement).

                  (b) The Securities Pledge Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Agents and the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock described in the Securities Pledge Agreement, when stock certificates representing such Pledged Stock are delivered to the Administrative Agent, and in the case of the other Collateral described in the Security Agreement, when financing statements and other filings specified on Schedule 4.19(b) in appropriate form are filed in the offices specified on Schedule 4.19(b), the Securities Pledge Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of Holdco in such Collateral and the proceeds thereof, in each case to the extent a Lien on the relevant Collateral may be perfected by taking any of the actions of the type referred to in this paragraph (b), as security for the Secured Obligations (as defined in the Security Pledge Agreement), in each case prior and superior in right to any other Person (except for Liens expressly permitted to exist on such type of property by the terms of the Securities Pledge Agreement).

                  (c) Each of the Mortgages is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof and when the Mortgages are filed in the offices specified on Schedule 4.19(c), each such Mortgage except for the Collateral Assignment shall constitute a fully perfected first priority Lien on, and security interest in, all right title and interest of the applicable Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Secured Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person (except for Prior Liens and other Liens expressly permitted to exist on such type of property by the terms of the relevant Mortgage).

                  (d) Except with respect to Prior Liens and other Liens expressly permitted by the terms of the applicable Security Document and the Liens created by the Security Documents, there is no currently effective financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future Lien on, or security interest in, any assets or Property of any Loan Party or rights thereunder.

                  4.20 SOLVENCY. Each Loan Party is, and after giving effect to any Acquisition and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent.

                  4.21 SENIOR DEBT. If any Loan Party has issued, or may issue, Subordinated Indebtedness, the Obligations of such Loan Party will constitute "Senior Debt" (or such equivalent term) of such Loan Party with respect to such Subordinated Indebtedness; the Obligations of each Loan Party constitute such Senior Debt with respect to the Senior Subordinated Notes.

                  4.22 YEAR 2000 MATTERS. Each of the Loan Parties is making a commercially reasonable effort (i) to assess all areas within its and each of its Subsidiaries' businesses and operations that could be adversely affected by the Year 2000 Problem and (ii) to develop and implement a plan for addressing the Year 2000 Problem on a timely basis. Each Loan Party believes that all computer applications that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "YEAR 2000 COMPLIANT"). The Borrower reasonably believes that the Year 2000 Problem, including costs of redemption, could not reasonably be expected to have a Material Adverse Effect.

                  4.23 REGULATION H. No Mortgage encumbers improved real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

                  4.24 LICENSES AND PERMITS; COMPLIANCE WITH LAWS. The Loan Parties hold all governmental permits, licenses, authorizations, consents and approvals (none of which has been modified or rescinded and all of which are in full force and effect) (collectively, the "PERMITS") necessary for the Loan Party to own, lease, and operate their respective Properties and to carry on their respective businesses as now being conducted, except for Permits the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.

                  The business of the Loan Parties are not being conducted in violation of any applicable requirement of law, permit, concession, grant or other authorization of any Governmental Authority, except for violations that could not reasonably be expected to have a Material Adverse Effect.

                         SECTION 5. CONDITIONS PRECEDENT

                  5.1 CONDITIONS TO INITIAL EXTENSION OF CREDIT. The agreement of each Lender to make the initial extension of credit requested to be made by it is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

                  (a) CREDIT AGREEMENT; GUARANTEES, ETC. The Administrative Agent shall have received (i) this Agreement, executed and delivered by the Agents, Holdco, the Borrower and each Person listed on Schedule 1.1 A, (ii) the Guarantees, executed and delivered by Holdco and each Subsidiary Guarantor, and (iii) a Borrowing Base Certificate, dated the Closing Date and setting forth a calculation of the Borrowing Base as of February 28, 1999.

                  (b) PRECISION REORGANIZATION. The Precision Reorganization shall have occurred on the terms set forth on Schedule 5.1(b). The Administrative Agent shall be satisfied with the tax and organizational effects of the Precision Reorganization.

                  (c) ACQUISITION, ETC. The following transactions shall have been consummated and each of the Acquisitions shall have been consummated without any amendment or waiver not approved by the Lenders or all conditions to consummation have been met, but for the financing as a result of this transaction, and in each case on terms and conditions reasonably satisfactory to the Administrative Agent:

                           (i) the General Automation Acquisition Documentation,
                  the Nationwide Acquisition Documentation and the Certified Fabricators Acquisition Documentation shall be reasonably acceptable to the Administrative Agent; and

                           (ii) the Administrative Agent shall have received
                  satisfactory evidence that the fees and expenses to be incurred by such Companies in connection with the Acquisitions and the financing thereof shall not exceed $10,000,000.

                  (d) SENIOR SUBORDINATED NOTES. The Borrower shall have received gross proceeds of $100 million from the issuance of the Senior Subordinated Notes. The terms and conditions of the Senior Subordinated Notes (including, without limitation, as to maturity, interest rate, events of default, subordination and covenants) shall be satisfactory to the Administrative Agent.

                  (e) REPAYMENT OF EXISTING INDEBTEDNESS. Except as set forth in
         Schedule 5.1(e) hereto, all Indebtedness of the Borrower and Holdco shall have been repaid in full, and all obligations thereunder and security interests relating thereto shall have been discharged, and the Administrative Agent shall have received satisfactory evidence of such repayment and discharge; PROVIDED, that, as to Indebtedness of the Borrower which is to be repaid upon Closing with proceeds hereof (including the Existing Credit Facility), the Administrative Agent shall have received satisfactory evidence in the form of definitive payoff letters verifying that all obligations thereunder and security interests relating thereto shall be repaid and discharged immediately upon receipt by the lenders thereunder (or their agents) of the amounts stated in such payoff letters.

                  (f) REVOLVING DRAW-DOWN. After giving effect to the Acquisitions and the making of any extensions of credit hereunder on the Closing Date, the Total Revolving Extensions of Credit outstanding shall not exceed $1,000,000.

                  (g) PRO FORMA EBITDA; CONSOLIDATED LEVERAGE RATIO. At December 31, 1998 (but using October 31, 1998 latest twelve month figures for Certified), after giving effect to the Acquisitions, the issuance of the Senior Subordinated Notes, the extension of credit hereunder and the repayment of Indebtedness in connection therewith, Consolidated EBITDA shall be no less than $29.9 million and the Consolidated Leverage Ratio shall not exceed 4.1 to 1.

                  (h) FINANCIAL STATEMENTS; ETC. The Administrative Agent shall have received (i) the Pro Forma Financial Statements, (ii) the financial statements referred to in Section 4.1 (b) through (f), (iii) projected financial statements, (which in each case shall be satisfactory to the Administrative Agent), (iv) a certificate of a Responsible Officer of the Borrower demonstrating in reasonable detail that, after giving effect to the Acquisitions, the Borrower shall be in PRO FORMA compliance with the covenants set forth in Section 7.1(a),
         (b) and (c), and (v) a Solvency Certificate.

                  (i) LEGAL AND CAPITAL STRUCTURE. The Lenders and their counsel shall be satisfied with the capitalization, structure and equity ownership of the Borrower and Holdco after the Acquisitions, including a minimum total common equity investment in the Borrower of $42 million; PROVIDED that if any portion of any investment in Holdco is not in the form of common equity, the terms thereof shall be satisfactory to the Administrative Agent.

                  (j) APPROVALS. All governmental and third party approvals (including landlords' and other consents) necessary in connection with the Acquisitions, the continuing operations of the Precision Group Members and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the Acquisitions or the financing contemplated hereby.

                  (k) LIEN SEARCHES. The Administrative Agent shall have received the results of a Requests for Information (Form UCC-11), tax lien, judgment lien and pending lawsuit searches or equivalent reports or lien search reports, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any Loan Party as debtor in each of the jurisdictions where assets of the Loan Parties are located (after giving effect to the Acquisitions) and each such Loan Party's principal place of business is located, and such search shall reveal no liens on any of the assets of the Loan Parties except for Prior Liens or discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Administrative Agent.

                  (l) ENVIRONMENTAL AUDIT. The Administrative Agent shall have received (i) an environmental audit with respect to the real properties of the Precision Group Members specified by the Administrative Agent and (ii) an Environmental Certificate.

                  (m) FEES. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Closing Date. All such amounts will be paid with proceeds of Loans made on the Closing Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Closing Date.

                  (n) CLOSING CERTIFICATES. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit C, with appropriate insertions and attachments.

                  (o) LEGAL OPINIONS. The Administrative Agent shall have received the following executed legal opinions:

                           (i) the legal opinion of Jones, Day, Reavis & Pogue,
                  counsel to the Precision Group Members, substantially in the form of Exhibit F;

                           (ii) to the extent consented to by the relevant
                  counsel, each legal opinion, if any, delivered in connection with the Acquisition Agreements, accompanied by a reliance letter in favor of the Lenders; and

                           (iii) the legal opinion of local counsel to the
                  Precision Group Members, substantially in the form of Exhibit J, in each jurisdiction where Collateral is located in form and substance reasonably satisfactory to Administrative Agent.

Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

                  (p) PLEDGED STOCK; STOCK POWERS; PLEDGED NOTES. The Administrative Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to any Security Document, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

                  (q) FILINGS, REGISTRATIONS AND RECORDINGS. Each document (including any Uniform Commercial Code financing statement or United States Patent, Trademark and Copyright office filings) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by any Security Document), shall be in proper form for filing, registration or recordation.

                  (r) MORTGAGES, ETC.

                           (i) The Administrative Agent shall have received a
                  Mortgage, duly authorized, executed and delivered encumbering each Mortgaged Property in favor of Administrative Agent, for the benefit of the Agents and the Lenders, in form for recording office of each jurisdiction where each such Mortgaged Property is situated, together with such other instruments as shall be necessary or appropriate (in the reasonable judgment of the Administrative Agent) to create a Lien under applicable law, all of which shall be in form and substance reasonably satisfactory to Administrative Agent, which Mortgage (other than the Collateral Assignment) and other instruments shall be effective to create a first priority Lien on such Mortgaged Property subject to no Liens other than Prior Liens applicable to such Mortgaged Property.

                           (ii) The Administrative Agent shall have received,
                  and the title insurance company issuing the policy referred to in clause (iii) below (the "TITLE INSURANCE COMPANY") shall have received, maps or plats of an as-built survey of the sites of the Mortgaged Properties certified to the Administrative Agent and the Title Insurance Company in a manner satisfactory to them, dated a date satisfactory to the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor satisfactory to the Administrative Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American

                  Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (B) the lines of streets abutting the sites and width thereof; (C) all access and other easements appurtenant to the sites; (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (E) any encroachments on any adjoining property by the building structures and improvements on the sites; (F) if the site is described as being on a filed map, a legend relating the survey to said map; and (G) the flood zone designations, if any, in which the Mortgaged Properties are located.

                           (iii) The Administrative Agent shall have received in
                  respect of each Mortgaged Property a mortgagee's title insurance policy (or policies) or marked up unconditional binder for such incurrence. Each such policy shall (A) be in an amount satisfactory to the Administrative Agent; (B) be issued at ordinary rates; (C) insure that the Mortgage insured thereby creates a valid first Lien on such Mortgaged Property free and clear of all defects and encumbrances, except as disclosed therein; (D) name the Administrative Agent for the benefit of the Lenders as the insured thereunder; (E) be in the form of ALTA Loan Policy - 1970 (Amended 10/17/70 and 10/17/84) (or equivalent policies); (F) contain such endorsements and affirmative coverage as the Administrative Agent may reasonably request (including, without limitation, endorsements on matters relating to usury, first loss, last dollar, zoning, contiguity, revolving credit, doing business, road access, variable rate and so-called comprehensive coverage over covenants and restrictions); (G) contain no exceptions to title other than exceptions for Prior Liens (as set forth in the applicable Mortgage) and other exceptions reasonably acceptable to Administrative Agent; and (H) be issued by title companies satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers, at the option of the Administrative Agent). The Administrative Agent shall have received evidence satisfactory to it that all premiums in respect of each such policy, all charges for mortgage recording tax, and all related expenses, if any, have been paid.

                           (iv) The Administrative Agent shall have received,
                  for each parcel of Mortgaged Property located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, each as amended, or any successor laws, flood insurance with policy limits and deductibles in such amounts as set forth under the Mortgage relating to that parcel of Mortgaged Property, and, if no such amount has been established, in such amounts as would be maintained by a prudent operator of property similar in use and configuration to such parcel of Mortgaged Property and located in the locality where such parcel of Mortgaged Property is located.

                           (v) The Administrative Agent shall have received a
                  copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in clause (iii) above and a copy of all other material documents affecting the Mortgaged Properties.

                           (vi) The Administrative Agent shall have received an
                  officer's certificate or other evidence reasonably satisfactory to the Administrative Agent that as of the date thereof to such officer's knowledge there (x) has been issued and is in effect a valid and proper certificate of occupancy or other local equivalent, if any, for the use then being made of such Mortgaged Property and that there is not outstanding any citation, violation or similar notice indicating that such Mortgaged Property contains conditions which are not in compliance (except where non-compliance would not result in a material impairment of the value or utility of such Mortgaged Property) with local codes or ordinances relating to building or fire safety or structural soundness, (y) has not occurred any Recovery Event affecting all or any material portion of any Mortgaged Property and (z) are no disputes regarding boundary lines, location, encroachment or possession of any portions of such Mortgaged Property and no state of facts existing which could give rise to any such claim.

                  (s) INSURANCE. The Administrative Agent shall have received insurance certificates satisfying the requirements of the Security Documents.

                  (t) SECURITY AGREEMENT AND SECURITIES PLEDGE AGREEMENT. The Administrative Agent shall have received a Security Agreement executed and delivered by the Borrower, each Subsidiary Guarantor and the Administrative Agent in substantially the form of Exhibit I and the Administrative Agent shall have received a Securities Pledge Agreement executed and delivered by Holdco, in substantially the form of Exhibit K.

                  (u) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on the date of issuance or after giving effect to (1) the Senior Subordinated Notes, (2) any extensions of credit requested to be made on such date, (3) the General Automation Acquisition, (4) the Nationwide Acquisition and (5) the Certified Acquisition.

                  (v) COVENANT COMPLIANCE. After giving effect to the issuance of the Senior Subordinated Notes, the Acquisitions and the payment of related fees and expenses, the Borrower shall be in PRO FORMA compliance with the Financial covenants set forth in Section 7.1 (a),
         (b) and (c).

                  5.2 CONDITIONS TO EACH EXTENSION OF CREDIT. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

                  (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for any such representation and warranty that expressly relates solely to a particular date, in which case such representation and warranty shall have been true and correct on and as of such particular date.

                  (b) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

                  (c) CREDIT LIMITATION. In the case of extensions of credit under the Revolving Facility, after giving effect to such extension of credit, the Total Revolving Extensions of Credit shall not exceed the Borrowing Base then in effect.

Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this
Section 5.3 have been satisfied.

                        SECTION 6. AFFIRMATIVE COVENANTS

                  The Loan Parties hereby jointly and severally agree that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, each Loan Party shall and, to the extent applicable, shall cause each other Loan Party to:

                  6.1 FINANCIAL STATEMENTS. Furnish to the Administrative Agent and each Lender:

                  (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet and unaudited consolidating balance sheet of the Borrower as at the end of such year and the related audited consolidated statements of income and of cash flows and the unaudited consolidating statements of income and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, with such audited financial statements reported on without a "going concern" or like qualification or exception, qualification arising out of the scope of the audit or qualification as to possible errors generated by financial reporting and related systems due to the Year 2000 Problem, by Ernst & Young or other independent certified public accountants of nationally recognized standing;

                  (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheets of the Borrower as at the end of such quarter and the related unaudited consolidated and consolidating statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

                  (c) as soon as available, but in any event not later than 45 days after the end of each month occurring during each fiscal year of the Borrower (other than the third, sixth, ninth and twelfth such month), the unaudited consolidated and consolidating balance sheets of the Borrower as at the end of such month and the related unaudited consolidated and consolidating statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the cast may be, and disclosed therein).

                  6.2 CERTIFICATES; OTHER INFORMATION. Furnish to the Administrative Agent (with sufficient copies for each Lender) or, in the case of clause (i) below, to the relevant Lender:

                  (a) concurrently with the delivery of the financial statements referred to in Section 6.1 (a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                  (b) concurrently with the delivery of any financial statements pursuant to Section 6.1, (i) a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer's knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) a Compliance Certificate containing all information and calculations necessary for determining compliance by the Borrower with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Precision Group Members, as the case may be, and (y) to the extent not previously disclosed to the Administrative Agent, a listing of each new Subsidiary of the Borrower, of any new county or state within the United States where any Loan Party keeps inventory or equipment and of any new fee-owned real property or Intellectual Property acquired by any Loan Party since the date of the most recent list delivered pursuant to this clause (y) (or, in the case of the first such list so delivered, since the Closing
         Date);

                  (c) as soon as available, and in any event no later than 60 days after the end of each fiscal year of the Borrower, a detailed consolidated and consolidating budget for the following fiscal year (including projected consolidated and consolidating balance sheets of the Borrower as of the end of the following fiscal year, the related consolidated and consolidating statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the "PROJECTIONS"), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

                  (d) within 45 days after the end of each fiscal quarter of the Borrower, a narrative discussion and analysis of the financial condition and results of operations of the Borrower for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year;

                  (e) as soon as practicable, but in no event later than 15 days after the end of each month, a Borrowing Base Certificate, certifying in reasonable detail the Borrowing Base as of the last day of such month;

                  (f) (i) promptly upon sending or receipt, copies of any and all management letters, and correspondence relating to management letters, sent or received by any Loan Party to or from its auditors and
         (ii) no later than June 30, 1999, a copy of the Precision Group Members' plan, timetable and budget to address the Year 2000 Problem, together with periodic updates thereof and expenses incurred to date, any third party assessment of the Precision Group Members' Year 2000 remediation efforts, and any Year 2000 contingency plans;

                  (g) no later than 10 Business Days prior to the effectiveness thereof, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to the Acquisition Documentation;

                  (h) within five days after the same are sent, copies of all financial statements and reports that any Loan Party sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that any Loan Party may make to, or file with, the SEC; and

                  (i) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

                  6.3 PAYMENT OF OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Precision Group Member.

                  6.4 MAINTENANCE OF EXISTENCE; COMPLIANCE. (a) (i) Preserve, renew and keep in full force and effect its corporate existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.4 and except, in the case of clause
(ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  6.5 MAINTENANCE OF PROPERTY; INSURANCE. (a) Keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability (effective by April 1, 1999) and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

                  6.6 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS.
(a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Precision Group Members with officers and employees of the Precision Group Members and with its independent certified public accountants.

                  6.7 NOTICES. Promptly give notice to the Administrative Agent and each Lender of:

                  (a)  the occurrence of any Default or Event of Default;

                  (b) any (i) default or event of default under any Contractual Obligation of any Loan Party or (ii) litigation, investigation or proceeding that may exist at any time between any Loan Party and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                  (c) any litigation or proceeding affecting any Loan Party in which the amount involved is $500,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

                  (d) any environmental matter of the type described in Section
         4.17 (whether or not such matter could reasonably be expected to have a Material Adverse Effect) affecting any Loan Party in which the amount involved is $500,000 or more and not covered by insurance;

                  (e) the following events, as soon as possible and in any event within 30 days after Holdco or the Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan;

                  (f) any event or condition which, on any day, to the knowledge of the Borrower, has caused the Borrowing Base to change since the date of the most recent Borrowing Base Certificate delivered pursuant to
         Section 6.2(e) if as a result of such change the Total Revolving Extensions of Credit exceed the Borrowing Base determined as of such day; and

                  (g) any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 6.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the relevant Loan Party proposes to take with respect thereto.

                  6.8 ENVIRONMENTAL LAWS. (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

                  (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

                  (c) In the event of the presence of any Materials of Environmental Concern at, on, under or emanating from any Properties which could reasonably be expected to result in liability under or a violation of any Environmental Law, in each case which could reasonably be expected to have a Material Adverse Effect, the applicable Precision Group Member shall undertake, and/or cause any of their respective tenants or occupants to undertake, at their sole expense, any action required pursuant to Environmental Laws to mitigate and eliminate such presence; PROVIDED, HOWEVER, that no Precision Group Member shall be required to comply with any order or directive of any Governmental Authority which is being contested in good faith and by proper proceedings so long as it has maintained adequate reserves with respect to such compliance to the extent required in accordance with GAAP.

                  (d) Each Precision Group Member shall promptly notify the Administrative Agent of the occurrence of any event specified in clause (c) of this Section 6.8 and shall periodically thereafter keep the Administrative Agent informed of any material actions taken in response to such event and the results of such actions.

                  (e) At the written request of Administrative Agent at any time and from time to time, each Precision Group Member shall provide, at such Precision Group Member's sole cost and expense, an environmental site assessment (including, without limitation, the results of any soil, groundwater or other testing conducted if the Administrative Agent directs that such testing be conducted) concerning any Properties or any real property hereafter owned, leased or operated by any Precision Group Member, conducted by an environmental consulting firm proposed by such Precision Group Member and approved by the Administrative Agent indicating the presence or absence of Materials of Environmental Concern and the potential cost of any required investigation or other response or any corrective action in connection with any Materials of Environmental Concern on, at, under or emanating from such Properties and real properties; PROVIDED, HOWEVER, that such request may be made only if (a) there has occurred and is continuing an Event of Default, (b) the Administrative Agent reasonably believes that any

Precision Group Member or any Properties and real property is not in material compliance with Environmental Law or (c) circumstances exist that reasonably could be expected to form the basis of a claim under any Environmental Law against such Precision Group Member or any such Properties or real property which could materially and adversely affect the business, condition (financial or otherwise), operations, performance or properties of any Precision Group Member. If any Precision Group Member fails to provide the same within 60 days after such request was made, the Administrative Agent may but is under no obligation to conduct the same, and such Precision Group Member shall grant and hereby grants to the Administrative Agent and its agents access to such Properties and real property and specifically grants the Administrative Agent an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at such Precision Group Member's sole cost and expense.

                  6.9 ADDITIONAL COLLATERAL, ETC. (a) With respect to any property acquired after the Closing Date by any Precision Group Member (other than (x) any property described in paragraph (b), (c) or (d) below, (y) any property subject to a Lien expressly permitted by Section 7.3(g,) and (z) property acquired by Mid State Foundation or any Excluded Foreign Subsidiary) as to which the Administrative Agent, for the benefit of the Lenders, does not have a perfected Lien, promptly (i) execute and deliver to the Administrative Agent such amendments to the Security Agreement, the Securities Pledge Agreement, any Mortgage or such other documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a security interest in such property and (ii) take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement, the Securities Pledge Agreement, any Mortgage or by law or as may be requested by the Administrative Agent.

                  (b) With respect to any fee interest in any real property having a value (together with improvements thereof) of at least $250,000 acquired after the Closing Date by any Precision Group Member (other than (x) any such real property subject to a Lien expressly permitted by Section 7.3(g) and (y) real property acquired by any Excluded Foreign Subsidiary), promptly (i) execute and deliver a first priority Mortgage, in favor of the Administrative Agent, for the benefit of the Lenders, covering such real property, (ii) if requested by the Administrative Agent, provide the Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor's certificate and (y) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such mortgage or deed of trust, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (iii) deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent. In addition, the relevant Precision Group Member shall cause the relevant documents described above to be delivered in respect of the leasehold properties of Mid State promptly after the earlier of (i) the date on which its purchase option in respect thereof is exercised and (ii) the date that is 30 days after the Closing Date.

                  (c) With respect to any new Subsidiary (other than an Excluded Foreign Subsidiary) created or acquired after the Closing Date by a Precision Group Member (which, for the purposes of this paragraph (c), shall include any existing Subsidiary that ceases to be an Excluded Foreign Subsidiary), promptly
(i) execute and deliver to the Administrative Agent a securities pledge amendment to the Security Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by any Precision Group Member, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Precision Group Member, (iii) cause such new Subsidiary (A) to execute and deliver to Administrative Agent a joinder agreement to the Security Agreement or the Securities Pledge Agreement, as applicable, (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected security interest (subject only to Liens permitted by the applicable Security Document) in the Collateral described in the Security Agreement or the Securities Pledge Agreement, as applicable, with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or the Securities Pledge Agreement, as applicable, or by law or as may be requested by the Administrative Agent, and (C) to deliver to the Administrative Agent a certificate of such Subsidiary, substantially in the form of Exhibit C-1, with appropriate insertions and attachments, and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

                  (d) With respect to any new Excluded Foreign Subsidiary created or acquired after the Closing Date by any Precision Group Member, promptly (i) execute and deliver to the Administrative Agent a securities pledge amendment to the Security Agreement or the Securities Pledge Agreement, as applicable, as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by any Precision Group Member (other than by any Precision Group Member that is a Foreign Subsidiary) (PROVIDED that in no event shall more than 65% of the total outstanding Capital Stock of any such new Subsidiary be required to be so pledged), (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Precision Group Member, and take such other action as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Administrative Agent's security interest therein, and (iii) deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

                  6.10 YEAR 2000 MATTERS. No later than June 30, 1999, deliver to the Lenders a report reasonably satisfactory to the Administrative Agent demonstrating that each Precision Group Member has developed feasible contingency plans adequately to ensure uninterrupted and unimpaired business operation in the event of failure of its own or a third party's systems or equipment due to the Year 2000 Problem, including those of vendors, customers and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure.

                  6.11 POST-CLOSING SURVEYS. As soon as reasonably possible but in no event later than one month after the Closing Date, the Borrower shall, and shall cause each of its applicable Subsidiary Guarantors to, obtain and deliver to the Administrative Agent, counsel to the Administrative Agent and the title company, with respect to the Mortgaged Properties located at (i) 6291 Burnham Avenue, Buena Park, CA 90621, (ii) 6351 Burnham Avenue, Buena Park, CA 90621,
(iii) 16031 Carmenita Road, Cerritos, CA 90703, (iv) 200 Tech Park Drive, Town of Henrietta, NY 14623 and (v) 3300 Oakton Street, Skokie, IL 60076, a survey sufficient to cause the title company to (a) remove the survey and unrecorded easements exceptions from, and (b) issue, zoning, survey and so-called comprehensive endorsements to, the title commitments and/or title policies coveting such Mortgaged Properties.

                          SECTION 7. NEGATIVE COVENANTS

                  The Loan Parties hereby jointly and severally agree that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, each Loan Party shall not, and shall not permit any other Loan Party to, directly or indirectly:

                  7.1  FINANCIAL CONDITION COVENANTS.

                  (a) CONSOLIDATED LEVERAGE RATIO. Permit the Consolidated Leverage Ratio of the Borrower as at the last day of any period of four consecutive fiscal quarters ending during any period set forth below (i) if the

Consolidated Senior Leverage Ratio at such time is less than or equal to 2.0 to 1.0, to exceed the ratio set forth below in column A opposite such period, or
(ii) if the Consolidated Senior Leverage Ratio at such time is greater than 2.0 to 1.0, to exceed the ratio set forth below in column B opposite such period:


                                                                            Consolidated
                          PERIOD                                           LEVERAGE RATIO
                         ----------                                        ----------------
                                                                      A                     B

Closing Date - December 31, 1999                              5.50 to 1.0 1.90         5.00 to 1.0
January 1, 2000 - December 31, 2000                              5.00 to 1.0           4.75 to 1.0
January 1, 2001 - December 31, 2001                              4.50 to 1.0           4.25 to 1.0
January 1, 2002 - and thereafter                                 4.50 to 1.0           3.75 to 1.0

                  (b) CONSOLIDATED INTEREST COVERAGE RATIO. Permit the Consolidated Interest Coverage Ratio of the Borrower for any period of four consecutive fiscal quarters ending during any period set forth below (i) if the Consolidated Senior Leverage Ratio at the end of any such period for four consecutive fiscal quarters is less than or equal to 2.0 to 1.0, the ratio shall not be less than that set forth below in column A opposite such period, or (ii) if the Consolidated Senior Leverage Ratio is greater than 2.0 to 1.0, the ratio shall not be less than that set forth below in column B opposite such period:


                                                                            Consolidated
                          PERIOD                                      INTEREST COVERAGE RATIO
                        ------------                                 ----------------------------
                                                                      A                     B

Closing Date - March 31, 1999                                    1.90 to 1.0           1.90 to 1.0
April 1, 1999 - December 31, 1999                                2.00 to 1.0           2.00 to 1.0
January 1, 2000 - December 31, 2000                              2.00 to 1.0           2.25 to 1.0
January 1, 2001 - December 31, 2001                              2.25 to 1.0           2.50 to 1.0
January 1, 2002 - and thereafter                                 2.50 to 1.0           2.75 to 1.0

                  (c) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Permit the Consolidated Fixed Charge Coverage Ratio of the Borrower (i) for the quarter ending March 31, 1999 to be less than 0.9 to 1.0; (ii) for the two quarters ending June 30, 1999, to be less than 1.0 to 1.0; (iii) for the three quarters ending September 30, 1999, to be less than 1.0 to 1.0; and (iv) for any period of four consecutive fiscal quarters ending at and after December 31, 1999, to be less than 1.0 to 1.0.

                  (d) CAPITAL EXPENDITURES. Permit the aggregate amount of Capital Expenditures made by the Precision Group Members to exceed the amounts set forth below:


                             YEAR                                    CAPITAL EXPENDITURES
                            -----                                   ---------------------

Closing Date - December 31, 1999                                         $10,500,000
January 1, 2000 - December 31, 2000                                      $10,500,000
January 1, 2001 - December 31, 2001                                      $11,000,000
JANUARY 1, 2002 - DECEMBER 31, 2002                                      $12,000,000
JANUARY 1, 2003 - DECEMBER 31, 2003                                      $12,000,000
JANUARY 1, 2004 AND THEREAFTER                                           $13,000,000


PROVIDED, HOWEVER, that up to an aggregate of $1 million at any one time of unused Capital Expenditures amounts may be carried forward to future periods; and, PROVIDED, FURTHER, that the limits set forth above following the Senior Subordinated Notes shall apply to Capital Expenditures made by the Precision Group Members for the full applicable period. In addition, should any Precision Group Member make an acquisition of the property, assets or capital stock of any entity, the Capital Expenditures limits set forth above shall be increased (i) in the annual period in which such acquisition is effected, by an amount equal to the product of the number of whole fiscal quarters remaining in such annual period and 6% of consolidated net revenue (calculated in accordance with GAAP) of such acquired entity for its most recent four quarter fiscal period ending prior to the date of such acquisition and (ii) in subsequent annual periods, by an amount equal to 6% of the consolidated net revenue (calculated in accordance with GAAP) of the acquired entity for the 12-month period ending on the December 31 prior to the start of each such subsequent annual period.

                  7.2 INDEBTEDNESS. Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

                  (a) Indebtedness of any Loan Party pursuant to any Loan Document;

                  (b) Indebtedness (including, if applicable, Indebtedness under any Subordinated Note) of any Wholly Owned Qualified Precision Group Member to the Borrower or any other Wholly Owned Qualified Precision Group Member;

                  (c) Guarantee Obligations incurred in the ordinary course of business by any Precision Group Member of obligations of the Borrower or any Wholly Owned Qualified Precision Group Member;

                  (d) Indebtedness outstanding on the date hereof and listed on
         Schedule 7.2(d) and any refinancings, refundings, renewals, replacements or extensions thereof (without increasing, or shortening the maturity of, the principal amount thereof on the date hereof);

                  (e) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 7.3(g) in an aggregate principal amount not to exceed $2.5 million at any one time outstanding;

                  (f) Indebtedness consisting of promissory notes issued in lieu of cash payment of bonuses to chief executive officers of Galaxy and Mid State under their employment agreements as in effect on September 30, 1998;

                  (g) Indebtedness of the Borrower and the guarantors thereof under the Senior Subordinated Notes in an aggregate principal amount not to exceed $100,000,000;

                  (h) Indebtedness of the Borrower and the guarantors thereof consisting of Permitted Senior Subordinated Add-On Indebtedness in aggregate principal amount not to exceed $60 million at any one time outstanding;

                  (i) Indebtedness in connection with any Hedge Agreements entered into to protect the Company from fluctuations in interest rates on its outstanding indebtedness;

                  (j) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided that such Indebtedness is extinguished within 3 Business Days of its incurrence;

                  (k) Guarantee Obligations in respect of the Senior Subordinated Notes or the Permitted Senior Subordinated Add-On Indebtedness;

                  (l) Indebtedness up to $1,000,000 in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations and trade-related letters of credit, including any of the foregoing incurred to secure health, safety and environmental obligations in the ordinary course of business, and any extension, renewal or refinancing of the foregoing; and

                  (m) additional Indebtedness of the Precision Group Members in an aggregate principal amount (for the Precision Group Members taken together) not to exceed $5.0 million at any one time outstanding.

                  7.3 LIENS. (i) Create, incur, assume or suffer to exist any Lien upon or with respect to any Collateral except for Prior Liens, Liens in favor of the Administrative Agent for the benefit of the Lenders and other Liens expressly permitted by the terms of the applicable Security Documents and (ii) create, incur, assume or suffer to exist any Lien upon any of their respective property that does not constitute Collateral, whether now owned or hereafter acquired, or sell any such property subject to an understanding or agreement, contingent or otherwise, to repurchase such property (including the sale of accounts receivable with recourse to any Loan Party) or assign any right to receive income, except for Liens expressly permitted by the applicable Security Document and except for the following, which are herein collectively referred to as "PERMITTED LIENS":

                  (a) Liens for taxes, assessments or other governmental charges or liens that are not yet delinquent or are for less than $1,000,000 in the aggregate, that are being contested in good faith by appropriate proceedings; PROVIDED that adequate reserves with respect thereto are maintained on the books of the relevant Precision Group Member in conformity with GAAP;

                  (b) (i) carriers', warehousemen's, mechanics', materialmen's, repairmen's, suppliers', sellers', landlords' or other like Liens and
         (ii) Liens that have not been registered in accordance with applicable law, in each case arising in the ordinary course of business and not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

                  (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, customs or performance bonds, government contracts or other obligations of a like nature incurred in the ordinary course of business and other obligations of a like nature incurred in the ordinary course of business;

                  (e) easements, rights-of-way, restrictions, title defects or irregularities, governmental restrictions on the use of property and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Precision Group Members;

                  (f) Liens in existence on the date hereof listed on Schedule 7.3(f) (including extensions and renewals); PROVIDED that no such Lien is spread to cover any additional property (or category of property, other than proceeds) after the Closing Date and that the principal amount of Indebtedness secured thereby is not increased;

                  (g) Liens securing Indebtedness of any Precision Group Member incurred pursuant to Section 7.2(e) to finance the acquisition of fixed or capital assets; PROVIDED that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

                  (h) any interest or title of a lessor under any lease entered into by any Precision Group Member in the ordinary course of its business and coveting only the assets so leased;

                  (i) Liens not otherwise permitted by this Section so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (for the Precision Group Members taken together) $500,000 at any one time;

                  (j) Liens existing on property or assets of any Wholly Owned Subsidiary of the Borrower prior to the acquisition thereof by the Borrower; PROVIDED that (i) any such Lien is not created in contemplation of or in connection with the acquisition of such Wholly-Owned Subsidiary, (ii) such Lien does not apply to any other property or asset of the Borrower or any other Loan Party and (iii) the Indebtedness secured by such Lien is permitted to be incurred hereunder;

                  (k) Liens to secure other Indebtedness permitted under Section 7.2(i);

                  (l) Liens securing judgments for the payment of money in an aggregate amount not in excess of $1,500,000 (except to the extent covered by insurance, which coverage has been affirmed by the insurer), unless such judgments shall remain undischarged for a period of more than 30 consecutive days during which execution shall not be effectively stayed;

                  (m) any leases or subleases to other persons of properties or assets owned or leased by a Precision Group Member;

                  (n) Liens that are contractual rights of setoff (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness or (ii) pertaining to pooled deposit and/or sweep accounts of a Precision Group Member to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of such Precision Group Member;

                  (o) Liens on proceeds and products and (to the extent constituting a trade-in, substitution or casualty replacement) replacements of, chattel paper and other evidences of ownership of, and accessions to, and general intangibles directly relating to, property to the extent they relate to liens on such property to the extent they relate to Liens on such property that are permitted by any other provision of this Section 7.3;

                  (p)  Liens in favor of the Borrower or any Subsidiary
         Guarantor;

                  (q) Liens in favor of the Trustee under the Senior Subordinated Indenture; and

                  (r) other general Liens not to exceed $1,000,000.

                  7.4 FUNDAMENTAL CHANGES. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of, all or substantially all of its property or business, except that:

                  (a) any Precision Group Member may be merged or consolidated with or into the Borrower (PROVIDED that the Borrower shall be the continuing or surviving corporation) or, except in the case of the

         Borrower, with or into any Wholly Owned Qualified Precision Group Member (PROVIDED that a Wholly Owned Qualified Precision Group Member shall be the continuing or surviving corporation); and

                  (b) any Precision Group Member may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or, except in the case of the Borrower, to any Wholly Owned Qualified Precision Group Member.

                  7.5 DISPOSITION OF PROPERTY. Dispose of any of its property, whether now owned or hereafter acquired, or issue or sell any shares of its Capital Stock to any Person, except:

                  (a) (i) the Disposition of obsolete or worn out property in the ordinary course of business and (ii) the Disposition of the property listed on Schedule 7.5;

                  (b)  the sale of inventory in the ordinary course of business;

                  (c)  Dispositions permitted by Section 7.4(b);

                  (d) (i) the sale or issuance of any Precision Group Member's Capital Stock to any Wholly Owned Qualified Precision Group Member or the Borrower, or (ii) the issuance of Capital Stock of Holdco to Holdco's parent and employees of the Precision Group Members;

                  (e) the Disposition of other property having a fair market value not to exceed $500,000 in the aggregate for any fiscal year of the Precision Group Members;

                  (f) sales, leases or other dispositions of equipment or real or personal property (other than inventory sold in the ordinary course of business), of a Precision Group Member determined by the Board of Directors or senior management of such Precision Group Member to be no longer useful or necessary in the operation of the business of Precision Group Member; PROVIDED that the Net Proceeds thereof shall be applied in accordance with Section 2.7(b);

                  (g) sales, leases or other dispositions of inventory of a Precision Group Member not made in the ordinary course of business determined by the Board of Directors or senior management of such Precision Group Member to be obsolete; PROVIDED that the Net Cash Proceeds thereof shall be applied in accordance with Section 2.7(b); and

                  (h) sales, leases or other dispositions of assets through Capital Asset Exchanges.

                  7.6 RESTRICTED PAYMENTS. (i) Make any principal payment on, or purchase, defease, repurchase, redeem or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness, or (ii) declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Precision Group Member, whether now or hereafter outstanding, or make any other distribution in respect thereof either directly or indirectly, whether in cash or property or in obligations of any Precision Group Member (collectively, "RESTRICTED PAYMENTS"), except that (x) any Precision Group Member may make Restricted Payments to any Wholly Owned Qualified Precision Group Member or the Borrower and (y) the Borrower may make payments to Holdco to pay management and advisory fees to the Saunders Group and the Carlisle Group in an aggregate amount not to exceed $800,000 in any fiscal year or acquisition transaction fees payable to Saunders Group, Carlisle Group and Harvey Group pursuant to past practice and the Acquisitions.

                  7.7 INVESTMENTS. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any other Person (all of the foregoing, "INVESTMENTS"), except:

                  (a) extensions of trade credit in the ordinary course of business;

                  (b)  investments in Cash Equivalents;

                  (c)  Guarantee Obligations permitted by Section 7.2;

                  (d) loans and advances to employees of the Precision Group Members in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount for the Precision Group Members not to exceed $500,000 at any one time outstanding;

                  (e) (i) the Certified Acquisition, (ii) the General Automation Acquisition and the Nationwide Acquisition if made in connection with the Senior Subordinated Notes and (iii) Permitted Acquisitions;

                  (f) intercompany loans in the ordinary course of business by any Precision Group Member in any Person that, prior to such loan, is a Wholly Owned Qualified Precision Group Member or the Borrower;

                  (g) any endorsement of a check or other medium of payment for deposit or collection, or any similar transaction, in each case in the ordinary course of business;

                  (h) Investments acquired by any Precision Group Member in connection with a Disposition permitted by Section 7.5;

                  (i) Investments by any Precision Group Member in Hedge Agreements other than for speculative purposes;

                  (j) Investments acquired by any Precision Group Member (i) in exchange for any other Investment held by any Precision Group Member in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or (ii) as a result of the foreclosure by any Precision Group Member with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

                  (k)  existing Investments described on Schedule 7.7;

                  (l) loans in an aggregate amount of up to $1,000,000 made to holders of Capital Stock of Precision (other than the Sponsors) to finance the purchase of Capital Stock of Precision, so long as promissory notes are issued in connection therewith and pledged as Collateral pursuant to the appropriate Security Document;

                  (m) loans and advances to management of the Precision Group Members to purchase Capital Stock of any Precision Group Member not to exceed $2,000,000 at any one time outstanding, provided that such Capital Stock is pledged to the lender of such Indebtedness on customary terms; and

                  (n) any other investments approved by the Required Lenders.

                  7.8 MODIFICATIONS OF CERTAIN INSTRUMENTS. Amend, modify, waive or otherwise change, or consent or agree to any material amendment, modification, waiver or other change to, any of the terms of the Indebtedness of any Precision Group Member or the Holdco Preferred; PROVIDED, HOWEVER, that Holdco may engage in stock splits and reclassifications in respect of the Holdco Preferred.

                  7.9 TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees (other than management and advisory fees payable to the Saunders Group and the Carlisle Group in an aggregate amount not to exceed $800,000 in any fiscal year or acquisition transaction fees payable to the Saunders Group, the Carlisle Group and the Harvey Group pursuant to past practice and the Acquisitions), with any Affiliate (other than Wholly Owned Qualified Precision Group Members) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the relevant Precision Group Member and (c) upon fair and reasonable terms no less favorable to the relevant Precision Group Member than it would obtain in a comparable arm's-length transaction with a Person that is not an Affiliate.

                  7.10 SALES AND LEASEBACKS. Enter into any arrangement providing for the leasing to any Precision Group Member of real or personal property that has been or is to be (a) sold or transferred by any Precision Group Member or (b) constructed or acquired by a third party in anticipation of a program of leasing to any Precision Group Member.

                  7.11 CHANGES IN FISCAL PERIODS. Permit the fiscal year of the Precision Group Members to end on a day other than December 31 or change the Precision Group Members' method of determining fiscal quarters, except that Galaxy shall be permitted to have a fiscal year end of August 31, to change such fiscal year end to December 31 and to correspondingly change its fiscal quarter end dates.

                  7.12 NEGATIVE PLEDGE CLAUSES. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Precision Group Member to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, other than (a) this Agreement and the other Loan Documents and (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby).

                  7.13 CLAUSES RESTRICTING PRECISION GROUP MEMBER DISTRIBUTIONS. Enter into or suffer to exist or become effective any consensual encumbrance or restriction, other than this Agreement and the other Loan Documents, on the ability of any Precision Group Member to (a) make Restricted Payments in respect of any Capital Stock of such Precision Group Member held by, or pay any Indebtedness owed to, any other Precision Group Member, (b) make loans or advances to, or other Investments in, any other Precision Group Member or (c) transfer any of its assets to any other Precision Group Member, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) in the case of clause (c) above, customary non-assignment clauses in leases and other contracts entered into in the ordinary course of business and (iii) any restrictions with respect to a Precision Group Member imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Precision Group Member that is otherwise permitted hereby.

                  7.14 LINES OF BUSINESS. (a) Enter into any business, either directly or through any other Precision Group Member, except for those businesses in which the Precision Group Members are engaged on the date of this Agreement (after giving effect to the Acquisition) or that are reasonably related thereto or (b) permit Mid State Foundation to engage in any business activities other than those directly associated with operating a charitable foundation.

                  7.15 AMENDMENTS TO ACQUISITION DOCUMENTS. (a) Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the indemnities, licenses, purchase price adjustments or executive bonus payments (collectively, "SPECIFIED PROVISIONS") contained in the Acquisition Documentation such that after giving effect thereto such Specified Provisions shall be materially less favorable to the interests of the Loan Parties or the Lenders with respect thereto or (b) otherwise amend, supplement or otherwise modify the terms and conditions of the Acquisition Documentation or any such other documents except for any such amendment, supplement or modification that could not reasonably be expected to have a Material Adverse Effect.

                  7.16 DESIGNATED SENIOR DEBT PROVISIONS. If any Subordinated Indebtedness issued by a Loan Party contains provisions which enable such Loan Party to designate specifically any "Senior Debt" (or comparable term as defined therein) for the purpose of giving payment blockage notices or any other purpose beneficial to the lenders, or holders, of any such "Senior Debt", such Loan Party shall so designate Indebtedness hereunder and not any other Indebtedness, whether or not such other Indebtedness may constitute "Senior Debt" of such Loan Party.

                  7.17 LIMITATION ON HOLDCO BUSINESS. Holdco will not engage in businesses other than the holding of the Capital Stock of Precision Partners, Inc., the issuance of unsecured subordinated promissory notes with respect to the consummation of the Acquisitions and the granting of options in respect of its Capital Stock in respect of employee benefit plans of the Precision Group Members.

                          SECTION 8. EVENTS OF DEFAULT

                  If any of the following events shall occur and be continuing:

                  (a) the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

                  (b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

                  (c) any Loan Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 6.4(a), Section 6.7(a) or Section 7 of this Agreement or Sections 5(e) and 10 of the Security Agreement; or

                  (d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after notice to the Borrower from the Administrative Agent or the Required Lenders; or

                  (e) any Precision Group Member shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; PROVIDED, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $1,500,000; or

                  (f) (i) any Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Loan Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Loan Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, dismount or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Loan Party shall take any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any of the acts set forth in clause (i), (ii), or
         (iii) above; or (v) any Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (g) (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated finding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through
         (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

                  (h) one or more judgments or decrees shall be entered against any Precision Group Member involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $1,500,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or




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                                      -64-

                  (i) any Guarantee shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

                  (j) (i) any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby or (ii) Precision shall fail to cause any of its new Subsidiaries to comply with Section 6.9(c); or

                  (k) (i) the Permitted Investors shall cease to have the power to Control Holdco; (ii) any of the Carlisle Group, the Harvey Group or the Saunders Group shall cease to own of record and beneficially an amount of Capital Stock of Precision equal in the aggregate to at least 51% of the amount of Capital Stock of Precision owned by such Group of record and beneficially as of the Closing Date; (iii) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")), excluding the Permitted Investors, shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 20% of the outstanding Capital Stock of Holdco; or (iv) Holdco shall cease to own, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of the Borrower, in each case free and clear of all Liens (except Permitted Liens and Liens created by the Security Agreement); or

                  (l) Holdco shall (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of the Borrower, (ii) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial, obligations, except
         (x) nonconsensual obligations imposed by operation of law, (y) pursuant to the Loan Documents to which it is a party and (z) obligations with respect to its Capital Stock, or (iii) own, lease, manage or otherwise operate any properties or assets other than the ownership of shares of Capital Stock of any other Precision Group Member;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Commitments to be terminated forthwith, whereupon the Revolving Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit in a cash collateral account established with the Administrative Agent for the benefit of the Lenders on terms and conditions satisfactory to the Administrative Agent. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the

Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto). Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower.

                              SECTION 9. THE AGENTS

                  9.1 APPOINTMENT. Each Lender hereby irrevocably designates and appoints the Agents as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or any other Loan Document, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent. Without limiting the foregoing, the use of the term "agent" with respect to each Agent is used as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

                  The Issuing Lender shall act on behalf of the Lenders with respect to Letters of Credit. It is understood and agreed that the Issuing Lender (a) shall have all of the benefits and immunities (i) provided to the Agents in this Section 9 with respect to acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit as fully as if the term "Agent", as used in this Section 9, included the Issuing Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement and
(b) shall, with respect to the Revolving Lenders, (i) have all of the benefits of the provisions of Section 9.7 as fully as if the term "Agent", as used in
Section 9.7, included the Issuing Lender and (ii) have all of the benefits of the provisions of Sections 9.3 and 9.6 as fully as if the term "Agent-Related Persons", as used in Sections 9.3 and 9.6, included the Issuing Lender.

                  9.2 DELEGATION OF DUTIES. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  9.3 EXCULPATORY PROVISIONS. None of the Agent-Related Persons shall be (i) liable for any action lawfully taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent-Related Person under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party. The Administrative Agent shall maintain a record of the principal amount of the Loans and L/C Obligations from time to time outstanding and the respective amounts thereof owing to each Lender. Any records maintained by any Agent-Related Person setting forth the names and addresses of the Lenders and the Commitments of, and the principal amount of the Loans owing to, each Lender from time to time shall be conclusive, in the absence of manifest error.

                  9.4 RELIANCE BY AGENTS. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or telephone message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by such Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

                  9.5 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); PROVIDED that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                  9.6 NON-RELIANCE ON ANY AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that none of the Agent-Related Persons has made any representations or warranties to it and that no act by any Agent-Related Person hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and all applicable bank regulatory laws relating to the transactions contemplated hereby and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent-Related Person shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party which may come into the possession of any of the Agent-Related Persons.




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                                      -67-

                  9.7 INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Lenders agree to indemnify each Agent and its respective officers, directors, trustees, professional advisors, employees, affiliates, agents and controlling persons (each, a "SECTION 9.7 INDEMNITEE") (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section 9.7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Section 9.7 indemnitee in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Section
9.7 indemnitee under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements which are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the relevant Section
9.7 indemnitee's gross negligence or willful misconduct. The agreements in this
Section 9.7 shall survive the repayment of the Loans and all other amounts payable hereunder.

                  9.8 AGENT IN ITS INDIVIDUAL CAPACITY. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Precision Group Members as though such Agent were not an Agent hereunder and under the other Loan Documents and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, each Agent and its Affiliates may receive information regarding the Precision Group Members or their Affiliates (including information that may be subject to confidentiality obligations in favor of the Precision Group Members or their Affiliates) and acknowledge that neither any Agent nor its Affiliates shall be under an obligation to provide such information to them. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

                  9.9 SUCCESSOR AGENTS. Each Agent may resign as an Agent upon 30 days' notice to the Lenders and the Borrower. If an Agent shall resign under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of such Agent hereunder. If no successor agent is appointed prior to the effective date of the resignation of the an Agent, such Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Effective upon such appointment by the Required Lenders or by an Agent, and the term "Administrative Agent," "Documentation Agent" or "Syndication Agent," as the case may be, shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as such Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Agent's resignation as an Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Loan Documents. If no successor agent has accepted appointment as an Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring an Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of such Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.




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                                      -68-

                  9.10 AUTHORIZATION TO RELEASE LIENS. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to release any Lien covering any property of the Precision Group Members that is the subject of a Disposition which is permitted by this Agreement or which has been consented to in accordance with Section 10.1.

                            SECTION 10. MISCELLANEOUS

                  10.1 AMENDMENTS AND WAIVERS. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time,
(a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; PROVIDED, HOWEVER, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender's Revolving Commitment, in each case without the consent of each Lender directly affected thereby; (ii) amend, modify or waive any provision of Section 2.2(b) or increase any percentage specified in the definition of Borrowing Base, in each case without the written consent of all Revolving Lenders; (iii) reduce any percentage specified in the definition of Required Lenders, Majority Facility Lenders or Required Prepayment Lenders, or consent to the assignment or transfer by any Precision Group Member of any of its rights and obligations under this Agreement and the other Loan Documents, in each case without the written consent of all Lenders, (iv) except in connection with any Disposition permitted hereby or approved by the Required Lenders, release any significant part of the Collateral or release any significant Subsidiary Guarantor from its obligations under the Guarantee or any Security Document, in each case without the written consent of all Lenders; (v) reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the written consent of all Lenders under such Facility; (vi) amend, modify or waive any provision of Section 9 relating to any Agent without the written consent of such Agent; or (vii) amend, modify or waive any provision of Section 3 without the written consent of the Issuing Lender. Notwithstanding anything to the contrary in this Section 10.1, any amendment, supplement or modification to this Agreement made in order to provide additional financing under this Agreement in connection with any Investment permitted hereby or otherwise approved by the Required Lenders, including pursuant to increases in the amount of any Facility or the addition of new facilities (together with changes made to accommodate any such increased Facility or new facility, including those relating to payment application matters and voting matters), may be effected with the approval of the Majority Facility Lenders under each Facility. Any waiver and any amendment, supplement or modification made in accordance with this Section 10.1 shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

                  10.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of Holdco, the




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                                      -69-

Borrower and the Agents, and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:

         The Borrower and Holdco:          Precision Partners, Inc.
                                           5605 North McArthur Blvd., Suite 760
                                           Irving, Texas 75038
                                           Attention:  Ron Miller
                                           Telecopy:  (972) 580-1550
                                           Telephone:  (972) 580-1551

         The Administrative Agent:
                  For notices of borrowing, payments
                  and other administrative matters:

                                          Citicorp U.S.A., Inc.
                                          399 Park Avenue
                                          New York, NY 10022-4600
                                          Attention:  Nicolas Erni
                                          Telecopy:  (212) 793-3963
                                          Telephone:  (212) 559-8977

                  For all other notices (including Compliance Certificates and notices with respect to amendments and waivers):

                                          Citicorp U.S.A., Inc.
                                          Global Loans Support Services
                                          2 Penns Way
                                          Suite 200
                                          New Castle, DE 19720
                                          Attention:  Christian Laughton
                                          Telecopy:  (302) 894-6120
                                          Telephone:  (302) 894-6005

         The Syndication Agent:      NationsBank, N.A.
                                          NationsBank Corporate Center
                                          100 North Tryon Street
                                          Charlotte, NC 28255-0001
                                          Attention: John J. O'Neill

         The Documentation Agent:         SunTrust Bank, Atlanta
                                          25 Park Place
                                          26th Floor
                                          Atlanta, GA 30303
                                          Attention: Susan Hall

PROVIDED that any notice, request or demand to or upon any Agent or the Lenders shall not be effective until received.

                  10.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan




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                                      -70-

Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  10.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

                  10.5 PAYMENT OF EXPENSES AND TAXES. Each of Holdco and the Borrower agrees (a) to pay or reimburse the Administrative Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Administrative Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Administrative Agent shall deem appropriate, (b) to pay or reimburse each Lender and each Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of counsel to each Lender and of counsel to such Agent, (c) to pay, indemnify, and hold each Lender and each Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and each Agent and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "INDEMNITEE") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Precision Group Members or any of the Properties and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause
(d), collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED that Holdco and the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, Holdco and the Borrower agree not to assert and to cause the other Precision Group Members not to assert, and hereby waives and agrees to cause the other Precision Group Members to so waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, frees, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section
10.5 shall be payable not later than 15 days after written demand therefor. Statements payable by Holdco or the Borrower pursuant to this Section 10.5 shall be submitted to Ron Miller (Telephone No. (619) 565-7881) (Telecopy No. (619) 565-4660), at the address of the Borrower set forth in Section 10.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. The agreements in this Section 10.5 shall survive repayment of the Loans and all other amounts payable hereunder.




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                                      -71-

                  10.6 SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS.
(a) This Agreement shall be binding upon and inure to the benefit of Holdco, the Borrower, the Subsidiary Guarantors, the Lenders, the Agents, all future holders of the Loans and their respective successors and assigns.

                  (b) Any Lender may, without the consent of the Borrower, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "PARTICIPANT") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, in no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Loans or any fees payable hereunder, or postpone the date of the final maturity of the Loans, in each case to the extent subject to such participation. The Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; PROVIDED that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 10.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; PROVIDED that, in the case of Section 2.16, such Participant shall have complied with the requirements of said Section; and PROVIDED, FURTHER, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

                  (c) Any Lender (an "ASSIGNOR") may, in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed), the Issuing Lender (in the case of assignments of Revolving Commitments) and the Administrative Agent, to an additional bank, financial institution or other entity (an "ASSIGNEE") all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, executed by such Assignee, such Assignor and any other Person whose consent is required pursuant to this paragraph, and delivered to the Administrative Agent for its acceptance and recording in the Register; PROVIDED that no such assignment to an Assignee (other than any Lender or any affiliate thereof) shall be in an aggregate principal amount of less than $5,000,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement), unless otherwise agreed by the Borrower and the Administrative Agent. Any such assignment need not be ratable as among the Facilities. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance,
(x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be a party hereto). Notwithstanding any provision of this Section 10.6, the consent of the Borrower shall not be required for any assignment that occurs when an Event of Default pursuant to Section 8(a) or 8(f) shall have occurred and be continuing with respect to the Borrower.

                  (d) The Administrative Agent shall, on behalf of the Borrower, maintain at its address referred to in Section 10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment of, and the principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, each other Loan Party, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Notes evidencing the Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide).

                  (e) Upon its receipt of an Assignment and Acceptance executed by an Assignor, an Assignee and any other Person whose consent is required by
Section 10.6(c), together with payment to the Administrative Agent of a registration and processing fee of $4,000, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) record the information contained therein in the Register on the effective date determined pursuant thereto.

                  (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section 10.6 concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

                  (g) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (f) above.

                  10.7 ADJUSTMENTS; SETOFF. (a) Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a "BENEFITTED LENDER") shall, at any time after the Loans and other amounts payable hereunder shall immediately become due and payable pursuant to Section 8, receive any payment of all or part of the Obligations owing to it or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

                  (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Holdco or the Borrower, any such notice being expressly waived by Holdco and the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by Holdco or the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of Holdco or the Borrower, as the case may be. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; PROVIDED that the failure to give such notice shall not affect the validity of such setoff and application.

                  10.8 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                  10.9 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  10.10 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of Holdco, the Borrower, the Subsidiary Guarantors, the Agents and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                  10.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  10.12 SUBMISSION TO JURISDICTION; WAIVERS. Each of Holdco and the Borrower hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Holdco or the Borrower, as the case may be, at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  10.13 ACKNOWLEDGMENTS. Each of Holdco and the Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

                  (b) neither any Agent nor any Lender has any fiduciary relationship with or duty to Holdco or the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Agents and Lenders, on one hand, and Holdco and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among Holdco, the Borrower and the Lenders.

                  10.14 CONFIDENTIALITY. Each Agent and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement and the other Loan Documents that is designated by such Loan Party as confidential; PROVIDED that nothing herein shall prevent any Agent or any Lender from disclosing any such information (a) to any other Agent, any other Lender or any affiliate of any Lender, (b) to any Transferee or prospective Transferee that agrees to comply with the provisions of this Section, (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.

                  10.15 WAIVERS OF JURY TRIAL. HOLDCO, THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       PRECISION PARTNERS, INC.

                                       By:  /s/ R. M. MILLER
                                          -------------------------------------
                                          Name:        Ronald Miller
                                          Title:       Vice President

                                       PRECISION PARTNERS HOLDING COMPANY

                                       By:  /s/ R. M. MILLER
                                         -------------------------------------
                                          Name:        Ronald Miller
                                          Title:       Vice President

                                       MID STATE MACHINE PRODUCTS

                                       By:  /s/ R. M. MILLER
                                          ------------------------------------
                                          Name:        Ronald Miller
                                          Title:       Vice President

                                       GALAXY INDUSTRIES CORPORATION

                                       By:  /s/ R. M. MILLER
                                          -----------------------------------
                                         Name:        Ronald Miller
                                         Title:       Vice President

                                       NATIONWIDE PRECISION PRODUCTS CORP.

                                       By:  /s/ R. M. MILLER
                                          -----------------------------------
                                          Name:        Ronald Miller
                                          Title:       Vice President

                                       GENERAL AUTOMATION, INC.

                                       By:  /s/ R. M. MILLER
                                         -------------------------------------
                                          Name:        Ronald Miller
                                          Title:       Vice President

                                       CERTIFIED FABRICATORS, INC.

                                       By:  /s/ R. M. MILLER
                                          -------------------------------------
                                          Name:        Ronald Miller
                                          Title:       Vice President

                                       CALBRIT DESIGN. INC.

                                       By:  /s/ R. M. MILLER
                                          ------------------------------------
                                          Name:        Ronald Miller
                                          Title:       Vice President

                                       CITICORP U.S.A. INC.
                                         as Administrative Agent

                                       By:  /s/ NICOLAS ERNI
                                         --------------------------------------
                                          Name:        NICOLAS T. ERNI
                                          Title:       ATTORNEY IN FACT

                                       CITICORP U.S.A.. INC.
                                        as a Lender and as Issuing Lender

                                       By:  /s/ NICOLAS ERNI
                                          -------------------------------------
                                          Name:        NICOLAS T. ERNI
                                          Title:       ATTORNEY IN FACT

                                       NATIONSBANK, N.A., as Syndication Agent

                                       By:  /s/ JOHN J. O'NEILL
                                         --------------------------------------
                                          Name:  John J. O'Neill
                                          Title:    Senior Vice President

                                       NATIONSBANK, N.A., as a Lender
                                         and as Issuing Lender

                                       By:  /s/ JOHN J. O'NEILL
                                          -------------------------------------
                                          Name:  John J. O'Neill
                                          Title:  Senior Vice President

                                       SUNTRUST BANK, ATLANTA
                                         as Documentation Agent

                                       By:  /s/ S. M. HALL
                                          -------------------------------------
                                          Name: Susan M. Hall
                                          Title:   Director

                                       SUNTRUST BANK, ATLANTA
                                        as a Lender

                                       By:  /s/ S.M. HALL
                                          -------------------------------------
                                          Name:  Susan M. Hall
                                          Title:    Director

                                       SUNTRUST BANK, ATLANTA
                                        as Documentation Agent

                                       By:  /s/ C. JONES
                                          -------------------------------------
                                          Name: Chris T. Jones
                                          Title:   Vice President

                                       SUNTRUST BANK, ATLANTA
                                        as a Lender

                                       By:  /s/ C. JONES
                                          -------------------------------------
                                          Name:  Chris T. Jones
                                          Title:    Vice President

                                                                   [EXHIBIT A-1]

                            FORM OF HOLDCO GUARANTEE

            GUARANTEE, dated as of March 19, 1999 ("Guarantee"), by Precision Partners Holding Company, a Delaware corporation ("Guarantor"), in favor and for the benefit of Citicorp U.S.A., Inc., having an office at 399 Park Avenue, New York, New York 10022-4600, in its capacity as Administrative Agent (in such capacities and together with any successors in such capacity, the "Administrative Agent") for the ratable benefit of the lending institutions (the "Lenders") from time to time party to the Credit Agreement (as hereinafter defined).

                                    RECITALS:

            A. Pursuant to the Credit Agreement, dated as of March 19, 1999 (as amended from time to time, the "Credit Agreement"), among PRECISION PARTNERS INC., a Delaware Corporation (the "Borrower"), the guarantors from time to time thereunder, the Lenders, the Administrative Agent, NATIONSBANK, N.A., as Syndication Agent, and SUNTRUST BANK, ATLANTA, as Documentation Agent (together with the Syndication Agent and the Administrative Agent, the "Agents"), the Lenders have agreed (i) to make to or for the account of the Borrower certain Term Loans up to an aggregate principal amount of $23,000,000 and certain Revolving Loans up to an aggregate principal amount of $25,000,000 and (ii) to issue certain Letters of Credit for the account of the Borrower. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

            B. It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement and a condition to the Issuing Lender issuing Letters of Credit under the Credit Agreement that the Guarantor shall have executed and delivered this Guarantee and that this Guarantee shall be in full force and effect.

            C. This Guarantee is given by the Guarantor in favor of the Administrative Agent for its benefit and the benefit of the Lenders to guarantee all of the Obligations of the Borrower in accordance with the terms of the Credit Agreement.

            D. All of the Guarantor's obligations hereunder shall be secured pursuant to the Security Documents to which the Guarantor is a party.

            NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

            1. Guarantee. (a) To induce the Lenders to execute and deliver the Credit Agreement and to make the Loans and issue the Letters of Credit upon the terms and conditions set forth in the Credit Agreement, and in consideration thereof, the Guarantor hereby unconditionally and irrevocably (i) guarantees to the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) and at all times thereafter of the Obligations of the Borrower (including amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy
Code); and (ii) agrees to pay any and all reasonable expenses (including reasonable attorneys' fees and disbursements) which may be paid or incurred by the Lenders or the Agents in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee (collectively, the "Guaranteed Obligations").

            (b) The Guarantor agrees that this Guarantee constitutes a guarantee of payment when due and not of collection and waives any right to require that any resort be had by the Agents or any Lender to any of the security held for payment of any of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Agents or any Lender in favor of the Borrower or any other Person.

            (c) No payment or payments made by the Guarantor or any other Person or received or collected by the Lenders (or the Agents on behalf of the Lenders) from the Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, release or otherwise affect the liability or obligations of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments on the Guaranteed Obligations made to the Lenders (or the Agents on behalf of the Lenders) by the Guarantor or any other Person or payments received or collected by the Lenders (or the Administrative Agent or Agents on behalf of the Lenders) from the Guarantor or any other Person, remain liable for the Guaranteed Obligations until the Guaranteed Obligations are paid in full in cash or cash equivalents.

            2. Waiver by Guarantor. The Guarantor hereby waives absolutely and irrevocably any claim which it may have against the Borrower or any of its respective Affiliates by reason of any payment to the Agents, Administrative Agent or any Lender, or to any other Person pursuant to or in respect of this Guarantee, including any claims by way of subrogation, contribution, reimbursement, indemnity or otherwise, until the Guaranteed Obligations have been paid in full.

            3. Consent by Guarantor. The Guarantor hereby consents and agrees that, without the necessity of any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Agents, or any Lender may be rescinded by the Lenders (or the Agents on behalf of the Lenders) and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lenders (or the Agents on behalf of the Lenders); and the Credit Agreement or any other Loan Document, or other guarantee or documents in connection therewith, or any of them, may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders (or the Agents on behalf of the Lenders) may deem advisable from time to time (in accordance with the terms thereof); and any Guarantee or right of offset or any collateral may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, which will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. Neither the Lenders nor the Agents shall have any obligation to protect, secure, perfect or insure any collateral or property at any time held as security for the Guaranteed Obligations or this Guarantee. When making any demand hereunder against the Guarantor, the Agents or the Lenders may, but shall be under no obligation to, make a similar demand on any other Loan Party or any such other guarantor, and any failure by the Agents or the Lenders to make any such demand or to collect any payments from such other Loan Party or any such other guarantor or any release of such other Loan Party or any such other guarantor or of the Guarantor's obligations or liabilities hereunder shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agents or the Lenders against the Guarantor hereunder. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

            4. Waivers: Successors and Assigns. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Lenders upon this Guarantee or acceptance of this Guarantee, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealings between the Guarantor and any other Loan Party, on the one hand, and the Lenders, on the other hand, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or non-payment to or upon any Loan Party or the Guarantor with respect to the Guaranteed Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional Guarantee of payment without regard to the validity, regularity or enforceability of the Credit Agreement, the other Loan Documents, any of the Guaranteed Obligations or any guarantee therefor or right of offset with respect thereto at any time or from time to time held by the Lenders and without regard to any defense (other than the defense of payment), set off or counterclaim which may at any time be available to or be asserted by any Loan Party against the Lenders, or by any other circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Guaranteed Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance, and the obligations and liabilities of the Guarantor hereunder shall not be conditioned or contingent upon the pursuit by the Lenders or any other Person at any time of any right or remedy against any Loan Party or against any other Person which may be or become liable or obligated in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lenders, and their respective successors, indorsees, transferees and assigns permitted under the Credit Agreement (including each holder from time to time of Guaranteed Obligations) until all of the Guaranteed Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full in Cash or Cash Equivalents, notwithstanding that from time to time during the term of the Credit Agreement any Loan Party may be released from all of its Guaranteed Obligations thereunder.

            5. Guarantee Secured. Payment under this Guarantee is secured by pledges, encumbrances and mortgages of Collateral pursuant to applicable Security Documents in accordance with the Credit Agreement. Reference is hereby made to the Credit Agreement and the applicable Security Documents for a description of the Collateral pledged and the right of the respective parties to such property, to secure all the obligations of the Guarantor hereunder.

            6. Rights of Set-Oft. The Lenders, and the Agents on behalf of the Lenders, are each hereby irrevocably authorized upon the occurrence and during the continuance of an Event of Default without notice to the Guarantor (any such notice being expressly waived by the Guarantor to the extent permitted by applicable law) to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect or contingent or matured or unmatured, at any time held or owing by the Lenders to or for the credit or the account of the Guarantor, or any part thereof, in such amounts as the Lenders, or the Agents on behalf of the Lenders, may elect, against and on account of the obligations and liabilities of the Guarantor to the Lenders, in any currency, whether arising hereunder or otherwise, as the Lenders, or the Agents on behalf of the Lenders, may elect, whether or not the Lenders, or the Agents on behalf of the Lenders, have made any demand for payment but only to the extent that such obligations, liabilities and claims shall have become due and payable (whether as stated, by acceleration or otherwise). The Lenders, or the Agents on behalf of the Lenders, agree to notify the Guarantor promptly of any such set-off and the application made by the Lenders, or the Agents on behalf of the Lenders; provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lenders, or the Agents or Administrative Agent on behalf of the Lenders, under this Section 6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lenders, or the Agents on behalf of the Lenders, may otherwise have.

            7. Effectiveness; Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Loan Party or any substantial part of its property, or otherwise, all as though such payments had not been made.

            8. Payments of Guaranteed Obligations. The Guarantor hereby guarantees that the Guaranteed Obligations will be paid for the ratable benefit of the Lenders without set-off or counterclaim in lawful currency of the United States of America at the office of the Administrative Agent located at 399 Park Avenue, New York, New York 10022-4600. The Guarantor shall make any payments required hereunder upon receipt of written notice thereof from the Agents or Administrative Agent or any Lender; provided, however, that the failure of the Agents or Administrative Agent or any Lender to give such notice shall not affect Guarantor's obligations hereunder.

            9. Default. a) To the extent permitted by applicable law, if the Borrower has failed to pay or perform when due its Obligations, accounting for any time periods provided in the Credit Agreement for cure of such failure to pay or perform, then all of the Guaranteed Obligations with respect to the Borrower shall be immediately due and payable by the Guarantor, regardless of whether the payment of the Guaranteed Obligations has been accelerated.

            b) To the extent permitted by applicable law, if the Guarantor's Obligations, if any, under the Credit Agreement are accelerated, then all of the Guaranteed Obligations shall be immediately due and payable by the Guarantor, regardless of whether the Borrower is in default with respect to its Obligations.

            10. Representations and Warranties. To induce the Lenders to enter into the Credit Agreement and to make Loans and to issue the Letter of Credit, the Guarantor represents and warrants to each Lender that the following statements are true, correct and complete on and as of the Closing Date:

            A. Organization and Powers. (a) The Guarantor is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to own its property and assets and to transact the business in which it is currently engaged. (b) The Guarantor has duly qualified as a foreign corporation and is in good standing in all jurisdictions in which the conduct of its business or the ownership of its properties requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. (c) The Guarantor has the corporate power and authority and all governmental licenses, authorizations, consents and approvals necessary for the Guarantor to own and carry on its business as now conducted, without limitation, those in compliance with or required by the Environmental Laws other than such licenses, authorizations, consents and approvals the failure to obtain could not reasonably be expected to have a Material Adverse Effect. (d) The Guarantor has all authority to enter into each of the Security Documents to which it is or is to be a party and to carry out the transactions contemplated thereby and to execute and deliver this Guarantee.

            B. No Violations. Neither the execution, delivery or performance by the Guarantor of any of the Loan Documents to which it is, or is to be, a party, nor compliance with any of the terms and provisions thereof, nor the consummation of any of the transactions contemplated therein, nor the grant and perfection of the security interests pursuant to the Security Documents (a) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority, (b) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute (with notice or lapse of time or both) a default under any material contractual obligation of the Guarantor, or (other than as contemplated by the Security Documents) result in the creation or imposition of (or the obligation to create or impose), any Lien upon any of the property or assets of the Guarantor pursuant to any material contractual obligation or (c) will violate any provision of the organizational documents of the Guarantor.

            C. Approvals. The execution, delivery and performance by the Guarantor of the Loan Documents to which it is, or is to be, a party do not and will not require any, consent or authorization of, filing with, notice to, or other action to, with or by, any Governmental Authority or other Person except as set forth in Section 4.4 of the Credit Agreement. All consents and approvals from or notices to or filings with any Governmental Authority or other Person required to be obtained by Guarantor have been obtained and are in full force and effect except as disclosed in Schedule 4.4 of the Credit Agreement.

            D. Binding Obligation. This Guarantee constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles (whether enforcement is sought by proceedings in equity or at law).

            E. Investment Company. The Guarantor is not an "investment company" or a company "controlled" by an "investment company" (as each of such quoted terms is defined or used in the Investment Company Act of 1940, as amended) or subject to regulation under any Requirement of Law (other than Regulation X of the Board) limiting its ability to incur indebtedness for money borrowed or guarantee such indebtedness as contemplated hereby or by any other Credit Document.

            11. Ratable Sharing. The Lenders by acceptance of this Guarantee agree among themselves that with respect to all amounts received by them which are applicable to the payment of obligations of the Guarantor under this Guarantee, if the Lenders, or the Agents or Administrative Agent on behalf of the Lenders, exercise their rights hereunder, including, without limitation, acceleration of the obligations of the Guarantor hereunder, equitable adjustment will be made so that, in effect, all such amounts will be shared among the Lenders pro rata based on the relative outstanding Guaranteed Obligations.

            12. Merger. If the Guarantor shall merge into or consolidate with another corporation, or liquidate, wind up or dissolve itself in a transaction not prohibited by the Credit Agreement, or if all of the stock of the Guarantor shall be sold or otherwise disposed of in a manner not prohibited by the Credit Agreement, the Guarantor hereby covenants and agrees, that upon any such merger, consolidation, liquidation, or dissolution, the guarantee given in this Guarantee and the due and punctual performance and observance of all of the covenants and conditions of the Credit Agreement to be performed by the Guarantor, shall be expressly assumed (in the event that the Guarantor is not the surviving corporation in the merger) by supplemental agreements substantially similar to this Guarantee reasonably satisfactory in form to the Administrative Agent by the corporation or corporations formed by such consolidation, or into which the Guarantor shall have been merged, or by the corporation or corporations which shall have acquired such property. In addition, the Guarantor shall deliver to the Administrative Agent an Officers' Certificate and an opinion of counsel, each stating that such merger, consolidation or transfer and such supplemental agreements comply with this Guarantee and that all conditions precedent herein provided relating to such transaction have been complied with. In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation or corporations, by supplemental agreements substantially similar to this guarantee executed and delivered to the Lenders or the Agents or Administrative Agent and reasonably satisfactory in form to the Administrative Agent of the guarantee given in this Guarantee and the due and punctual performance of all of the covenants and conditions of the Credit Agreement to be performed by the Guarantor, such successor corporation or corporations shall succeed to and be substituted for the Guarantor, with the same effect as if it or they had been named herein as a Guarantor.

            13. No Waiver. (a) No failure to exercise and no delay in exercising, on the part of the Lenders, or the Agents or Administrative Agent on behalf of the Lenders, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. (b) In the event the Lenders, the Agents or the Administrative Agent on behalf of the Lenders, shall have instituted any proceeding to enforce any right, power or remedy under this Guarantee by sale or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lenders, the Agents or the Administrative Agent on behalf of the Lenders, then and in every such case, the Guarantor, the Lenders and the Agents or the Administrative Agent on behalf of the Lenders, and each Lender shall be restored to its respective former position and rights hereunder, and all rights, remedies and powers of the Lenders, and the Agents or the Administrative Agent on behalf of the Lenders, shall continue as if no such proceeding had been instituted.

            14. Notices. All notices, demands, instructions or other communications required or permitted to be given to or made upon any party hereto shall be given in accordance with the provisions of the Credit Agreement and at the address either set forth therein or as provided on the signature page hereof.

            15. Amendments, Waivers, etc. No provision of this Guarantee shall be waived, amended, terminated or supplemented except by a written instrument executed by the Guarantor and the Administrative Agent, on behalf of the Lenders and the other Agents.

            16. Notice of Exercise. Upon exercise of its rights hereunder, the Lenders, or the Agents or Administrative Agent on behalf of the Lenders, as the case may be, shall provide written notice on the date of such exercise to the Lenders, or the Agents or the Administrative Agent on behalf of the Lenders, as the case may be, of such exercise; provided, however, that the failure by the Agents, the Administrative Agent, or any of the Lenders to provide such written notice shall not in any way relieve the Guarantor of its obligations under this Guarantee.

            17. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

            18. Submission to Jurisdiction; Waivers. The Guarantor hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and any Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor as provided in Section 14 hereof;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

            (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

            19. WAIVERS OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            20. Severability of Provisions. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            21. Headings. The Section headings used in this Guarantee are for convenience of reference only and shall not affect the construction of this Guarantee.

            22. Future Advances. This Guarantee shall guarantee the payment of any amounts advanced from time to time pursuant to the Credit Agreement.

            23. Counterparts. This Guarantee and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer on the day and year first above written.

                                     PRECISION PARTNERS HOLDING
                                      COMPANY


                                     By: ______________________
                                         Name:
                                         Title:

                                                                   [EXHIBIT A-2]

                                FORM OF GUARANTEE
                                       OF
                                  [SUBSIDIARY]

            GUARANTEE, dated as of March 19, 1999 ("Guarantee"), by [SUBSIDIARY], a [ ] corporation ("Guarantor"), in favor and for the benefit of CITICORP U.S.A., INC., having an office at 399 Park Avenue, New York, New York 10022-4600, in its capacity as Administrative Agent (in such capacities and together with any successors in such capacity, the "Administrative Agent") for the ratable benefit of the lending institutions (the "Lenders") from time to time party to the Credit Agreement (as hereinafter defined).

                                    RECITALS:

            A. Pursuant to the Credit Agreement, dated as of March 19, 1999 (as amended from time to time, the "Credit Agreement"), among PRECISION PARTNERS INC., a Delaware Corporation (the "Borrower"), the guarantors from time to time thereunder, the Lenders, the Administrative Agent, NATIONSBANK, N.A., as Syndication Agent, and SUNTRUST BANK, ATLANTA, as Documentation Agent (together with the Syndication Agent and the Administrative Agent, the "Agents"), the Lenders have agreed (i) to make to or for the account of the Borrower certain Term Loans up to an aggregate principal amount of $23,000,000 and certain Revolving Loans up to an aggregate principal amount of $25,000,000 and (ii) to issue certain Letters of Credit for the account of the Borrower. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

            B. It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement and a condition to any Lender issuing Letters of Credit under the Credit Agreement that the Guarantor shall have executed and delivered this Guarantee and that this Guarantee shall be in full force and effect.

            C. This Guarantee is given by the Guarantor in favor of the Administrative Agent for its benefit and the benefit of the Lenders to guarantee all of the Obligations of the Borrower in accordance with the terms of the Credit Agreement.

            D. All of the Guarantor's obligations hereunder shall be secured pursuant to the Security Documents to which the Guarantor is a party.

            NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

            1. Guarantee. (a) To induce the Lenders to execute and deliver the Credit Agreement and to make the Loans and issue the Letters of Credit upon the terms and conditions set forth in the Credit Agreement, and in consideration thereof, the Guarantor hereby unconditionally and irrevocably (i) guarantees to the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) and at all times thereafter of the Obligations of the Borrower (including amounts which would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code); and (ii) agrees to pay any and all reasonable expenses (including reasonable attorneys' fees and disbursements) which may be paid or incurred by the Lenders or the Agents in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee (collectively, the "Guaranteed Obligations").

            (b) The Guarantor agrees that this Guarantee constitutes a guarantee of payment when due and not of collection and waives any right to require that any resort be had by the Agents or any Lender to any of the security held for payment of any of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Agents, or any Lender in favor of the Borrower or any other Person.

            (c) No payment or payments made by the Guarantor or any other Person or received or collected by the Lenders (or the Agents on behalf of the Lenders) from the Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, release or otherwise affect the liability or obligations of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments on the Guaranteed Obligations made to the Lenders (or the Agents on behalf of the Lenders) by the Guarantor or any other Person or payments on the Guaranteed Obligations received or collected by the Lenders (or the Agents on behalf of the Lenders) from the Guarantor or any other Person, remain liable for the Guaranteed Obligations until the Guaranteed Obligations are paid in full in cash or cash equivalents, subject to the provisions of
Section 1(d) hereof.

            (d) Notwithstanding any other provisions of this Guarantee, the maximum aggregate amount of Guaranteed Obligations which Guarantor agrees to guarantee pursuant to this Guarantee shall equal the lesser of (i) the excess of the fair saleable value of the property of the Guarantor over the total liabilities of the Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, other than any such contingent liabilities under the Credit Agreement and the other Loan Documents), such excess to be determined on the date of this Guarantee or the date on which, from time to time, such enforcement or realization is effected, whichever is higher and (ii) that amount of Guaranteed Obligations which does not result in a violation of applicable laws relating to fraudulent conveyance, after giving effect to the value of any rights to subrogation, reimbursement, indemnification or contribution (including without limitation rights to contribution from any other Subsidiary Guarantor that has guaranteed the Guaranteed Obligations) whether by agreement or under applicable law. The obligations of the Guarantor hereunder shall be joint and several with the obligations of each other Subsidiary Guarantor. Subject to the preceding sentences, the Guarantor understands, agrees and confirms that this is a guarantee of payment when due and not of collection and that each Lender may, from time to time, enforce this Guarantee up to the full amount of the Guaranteed Obligations owed to such Lender without proceeding against any other Loan Party, against any security for the Guaranteed Obligations, against any other guarantor or under any other guarantee covering the Guaranteed Obligations.

            Each Subsidiary Guarantor that makes a payment or distribution under its Guarantee shall be entitled to a contribution from each other Subsidiary Guarantor in an amount pro rata, based on the net assets of each Subsidiary Guarantor.

            2. Waiver by Guarantor. The Guarantor hereby waives absolutely and irrevocably any claim which it may have against the Borrower or any of its respective Affiliates by reason of any payment to the Agents, Administrative Agent or any Lender, or to any other Person pursuant to or in respect of this Guarantee, including any claims by way of subrogation, contribution, reimbursement, indemnity or otherwise, until the Guaranteed Obligations are paid in full.

            3. Consent by Guarantor. The Guarantor hereby consents and agrees that, without the necessity of any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Agents or any Lender may be rescinded by the Lenders (or the Agents on behalf of the Lenders) and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lenders (or the Agents on behalf of the Lenders); and the Credit Agreement or any other Loan Document, or other guarantee or documents in connection therewith, or any of them, may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders (or the Agents on behalf of the Lenders) may deem advisable from time to time (in accordance with the terms thereof); and any Guarantee or right of offset or any collateral may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, which will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. Neither the Lenders nor the Agents shall have any obligation to protect, secure, perfect or insure any collateral or property at any time held as security for the Guaranteed Obligations or this Guarantee. When making any demand hereunder against the Guarantor, the Agents or the Lenders may, but shall be under no obligation to, make a similar demand on any other Loan Party or any such other guarantor, and any failure by the Agents or the Lenders to make any such demand or to collect any payments from such other Loan Party or any such other guarantor or any release of such other Loan Party or any such other guarantor or of the Guarantor's obligations or liabilities hereunder shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agents or the Lenders against the Guarantor hereunder. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

            4. Waivers; Successors and Assigns. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Lenders upon this Guarantee or acceptance of this Guarantee, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealings between the Guarantor and any other Loan Party, on the one hand, and the Lenders, on the other hand, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or non-payment to or upon any Loan Party or the Guarantor with respect to the Guaranteed Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional Guarantee of payment without regard to the validity, regularity or enforceability of the Credit Agreement, the other Loan Documents, any of the Guaranteed Obligations or any guarantee therefor or right of offset with respect thereto at any time or from time to time held by the Lenders and without regard to any defense (other than the defense of payment), set off or counterclaim which may at any time be available to or be asserted by any Loan Party against the Lenders, or by any other circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Guaranteed Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance, and the obligations and liabilities of the Guarantor hereunder shall not be conditioned or contingent upon the pursuit by the Lenders or any other Person at any time of any right or remedy against any Loan Party or against any other Person which may be or become liable or obligated in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lenders, and their respective successors, indorsees, transferees and assigns permitted under the Credit Agreement (including each holder from time to time of Guaranteed Obligations) until all of the Guaranteed Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full in Cash or Cash Equivalents, notwithstanding that from time to time during the term of the Credit Agreement any Loan Party may be released from all of its Guaranteed Obligations thereunder.

            5. Guarantee Secured. Payment under this Guarantee is secured by pledges, encumbrances and mortgages of Collateral pursuant to applicable Security Documents in accordance with the Credit Agreement. Reference is hereby made to the Credit Agreement and the applicable Security Documents for a description of the Collateral pledged and the right of the respective parties to such property, to secure all the obligations of the Guarantor hereunder.

            6. Rights of Set-Off. The Lenders, and the Agents on behalf of the Lenders, are each hereby irrevocably authorized upon the occurrence and during the continuance of an Event of Default without notice to the Guarantor (any such notice being expressly waived by the Guarantor to the extent permitted by applicable law) to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect or contingent or matured or unmatured, at any time held or owing by the Lenders to or for the credit or the account of the Guarantor, or any part thereof, in such amounts as the Lenders, or the Agents on behalf of the Lenders, may elect, against and on account of the obligations and liabilities of the Guarantor to the Lenders, in any currency, whether arising hereunder or otherwise, as the Lenders, or the Agents on behalf of the Lenders, may elect, whether or not the Lenders, or the Agents on behalf of the Lenders, have made any demand for payment but only to the extent that such obligations, liabilities and claims shall have become due and payable (whether as stated, by acceleration or otherwise). The Lenders, or the Agents on behalf of the Lenders, agree to notify the Guarantor promptly of any such set-off and the application made by the Lenders, or the Agents on behalf of the Lenders; provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lenders, or the Agents on behalf of the Lenders, under this Section 6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lenders, or the Agents on behalf of the Lenders, may otherwise have.

            7. Effectiveness; Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Loan Party or any substantial part of its property, or otherwise, all as though such payments had not been made.

            8. Payments of Guaranteed Obligations. The Guarantor hereby guarantees that the Guaranteed Obligations will be paid for the ratable benefit of the Lenders without set-off or counterclaim in lawful currency of the United States of America at the office of the Administrative Agent located at 399 Park Avenue, New York, New York 10022-4600. The Guarantor shall make any payments required hereunder upon receipt of written notice thereof from the Agents or Administrative Agent or any Lender; provided, however, that the failure of the Agents or Administrative Agent or any Lender to give such notice shall not affect Guarantor's obligations hereunder.

            9. Default. a) To the extent permitted by applicable law, if the Borrower has failed to pay or perform when due its Obligations, accounting for any time periods provided in the Credit Agreement for cure of such failure to pay or perform, then all of the Guaranteed Obligations with respect to the Borrower shall be immediately due and payable by the Guarantor, regardless of whether the payment of the Guaranteed Obligations has been accelerated.

            b) To the extent permitted by applicable law, if the Guarantor's Obligations, if any, under the Credit Agreement are accelerated, then all of Guaranteed Obligations shall be immediately due and payable by the Guarantor, regardless of whether the Borrower is in default with respect to its Obligations.

            10. Representations and Warranties. To induce the Lenders to enter into the Credit Agreement and to make Loans and to issue the Letter of Credit, the Guarantor represents and warrants to each Lender that the following statements are true, correct and complete on and as of the Closing Date:

            A. Organization and Powers. (a) The Guarantor is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to own its property and assets and to transact the business in which it is currently engaged. (b) The Guarantor has duly qualified as a foreign corporation and is in good standing in all jurisdictions in which the conduct of its business or the ownership of its properties requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.
(c) The Guarantor has the corporate power and authority and all governmental licenses, authorizations, consents and approvals necessary for the Guarantor to own and carry on its business as now conducted, including, without limitation, those in compliance with or required by the Environmental Laws other than such licenses, authorizations, consents and approvals the failure to obtain could not reasonably be expected to have a Material Adverse Effect. (d) The Guarantor has the corporate authority to enter into each of the Security Documents to which it is or is to be a party and to carry out the transactions contemplated thereby and to execute and deliver this Guarantee.

            B. No Violations. Neither the execution, delivery or performance by the Guarantor of any of the Loan Documents to which it is, or is to be, a party, nor compliance with any of the terms and provisions thereof, nor the consummation of any of the transactions contemplated therein, nor the grant and perfection of the security interests pursuant to the Security Documents (a) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority, (b) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute (with notice or lapse of time or both) a default under any material contractual obligation of the Guarantor, or (other than as contemplated by the Security Documents) result in the creation or imposition of (or the obligation to create or impose), any Lien upon any of the property or assets of the Guarantor pursuant to any material contractual obligation or (c) will violate any provision of the organizational documents of the Guarantor.

            C. Approvals. The execution, delivery and performance by the Guarantor of the Loan Documents to which it is, or is to be, a party do not and will not require any consent or authorization of, filing with, notice to, or other action to, with or by, any Governmental Authority or other Person except as set forth in Section 4.4 of the Credit Agreement. All consents and approvals from or notices to or filings with any Governmental Authority or other Person required to be obtained by Guarantor have been obtained and are in full force and effect except as disclosed in Schedule 4.4 of the Credit Agreement.

            D. Binding Obligation. This Guarantee constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles (whether enforcement is sought by proceedings in equity or at law).

            E. Investment Company. The Guarantor is not an "investment company" or a company "controlled" by an "investment company" (as each of such quoted terms is defined or used in the Investment Company Act of 1940, as amended) or subject to regulation under any Requirement of Law (other than Regulation X of the Board) limiting its ability to incur indebtedness for money borrowed or guarantee such indebtedness as contemplated hereby or by any other Credit Document.

            11. Ratable Sharing. The Lenders by acceptance of this Guarantee agree among themselves that with respect to all amounts received by them which are applicable to the payment of obligations of the Guarantor under this Guarantee, if the Lenders, or the Agents or Administrative Agent on behalf of the Lenders, exercise their rights hereunder, including, without limitation, acceleration of the obligations of the Guarantor hereunder, equitable adjustment will be made so that, in effect, all such amounts will be shared among the Lenders pro rata based on the relative outstanding Guaranteed Obligations.

            12. Merger. If the Guarantor shall merge into or consolidate with another corporation, or liquidate, wind up or dissolve itself in a transaction not prohibited by the Credit Agreement, or if all of the stock of the Guarantor shall be sold or otherwise disposed of in a manner not prohibited by the Credit Agreement, the Guarantor hereby covenants and agrees, that upon any such merger, consolidation, liquidation, or dissolution, the guarantee given in this Guarantee and the due and punctual performance and observance of all of the covenants and conditions of the Credit Agreement to be performed by the Guarantor, shall be expressly assumed (in the event that the Guarantor is not the surviving corporation in the merger) by supplemental agreements substantially similar to this guarantee reasonably satisfactory in form to the Administrative Agent, by the corporation or corporations formed by such consolidation, or into which the Guarantor shall have been merged, or by the corporation or corporations which shall have acquired such property. In addition, the Guarantor shall deliver to the Administrative Agent on behalf of the Lenders, an Officers' Certificate stating that such merger, consolidation or transfer and such supplemental agreements comply with this Guarantee and that all conditions precedent herein provided relating to such transaction have been complied with. In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation or corporations, by supplemental agreements substantially similar to this guarantee executed and delivered to the Administrative Agent on behalf of the Lenders, and reasonably satisfactory in form to the Administrative Agent of the guarantee given in this Guarantee and the due and punctual performance of all of the covenants and conditions of the Credit Agreement to be performed by the Guarantor, such successor corporation or corporations shall succeed to and be substituted for the Guarantor, with the same effect as if it or they had been named herein as a Guarantor.

            13. No Waiver. (a) No failure to exercise and no delay in exercising, on the part of the Lenders, or the Agents or Administrative Agent on behalf of the Lenders, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. (b) In the event the Lenders, the Agents or the Administrative Agent on behalf of the Lenders, shall have instituted any proceeding to enforce any right, power or remedy under this Guarantee by sale or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lenders, the Agents or the Administrative Agent on behalf of the Lenders, then and in every such case, the Guarantor, the Lenders, the Agents or the Administrative Agent on behalf of the Lenders, and each Lender shall be restored to its respective former position and rights hereunder, and all rights, remedies and powers of the Lenders and the Agents or the Administrative Agent on behalf of the Lenders, shall continue as if no such proceeding had been instituted.

            14. Notices. All notices, demands, instructions or other communications required or permitted to be given to or made upon any party hereto shall be given in accordance with the provisions of the Credit Agreement and at the address either set forth therein or as provided on the signature page hereof.

            15. Amendments, Waivers, etc. No provision of this Guarantee shall be waived, amended, terminated or supplemented except by a written instrument executed by the Guarantor and the Agents or Administrative Agent, on behalf of the Lenders and the other Agents.

            16. Notice of Exercise. Upon exercise of its rights hereunder, the Lenders, or the Agents or Administrative Agent on behalf of the Lenders, as the case may be, shall provide written notice on the date of such exercise to the Lenders, or the Agents or the Administrative Agent on behalf of the Lenders, as the case may be, of such exercise; provided, however, that the failure by the Agents, the Administrative Agent, or any of the Lenders to provide such written notice shall not in any way relieve the Guarantor of its obligations under this Guarantee.

            17. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

            18. Submission to Jurisdiction; Waivers. The Guarantor hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and any Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor as provided in Section 14 hereof;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

            (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

            19. WAIVERS OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            20. Severability of Provisions. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            21. Headings. The Section headings used in this Guarantee are for convenience of reference only and shall not affect the construction of this Guarantee.

            22. Future Advances. This Guarantee shall guarantee the payment of any amounts advanced from time to time pursuant to the Credit Agreement.

            23. Counterparts. This Guarantee and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer on the day and year first above written.

                                           [GUARANTOR]


                                           By: ___________________
                                               Name:
                                               Title:

                                                                   [EXHIBIT B-1]

                       FORM OF BORROWING BASE CERTIFICATE

Citicorp U.S.A., Inc.
    as Administrative Agent
399 Park Avenue
New York, NY 10022-4600

            This certificate is delivered pursuant to Section 6.2(e) of the Credit Agreement dated as of March 19, 1999 (as amended from time to time, the "Credit Agreement") among PRECISION PARTNERS INC., a Delaware Corporation (the "Borrower"), the Guarantors from time to time thereunder, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CITICORP U.S.A., INC.. as Administrative Agent, NATIONSBANK, N.A., as Syndication Agent, and SUNTRUST BANK. ATLANTA. as Documentation Agent. Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

            The undersigned hereby certifies that (s)he is an officer of the Borrower and that, as such, is authorized to execute this certificate on behalf of the Precision Group Members and further certifies that:

            (a) For purposes of this Certificate, the date of determination of
the Borrowing Base is[          ], [      ].

            (b) the amounts set forth below are a true and correct statement of the calculation of the Borrowing-Base in accordance with the provisions of the Credit Agreement:

      Gross Accounts                                               ___________

      Less Accounts to which the following apply:

            1. the Precision Group Members have not complied       ___________
      with all material Requirements of Law, including, without limitation, all laws, rules, regulations and orders of any governmental or judicial authority relating to truth in lending, billing practices, fair credit reporting, equal credit opportunity, debt collection practices and consumer debtor protection, applicable to such Account (or any related contracts) or affecting the collectibility of such Account;

            2. such Account is not assignable or a first           ___________
      priority security interest in such Account in favor of the Administrative Agent for the benefit of the Lenders has not been obtained and fully perfected by filing Uniform Commercial Code financing statements against the rele-


                                      B1-1
      vant Precision Group Member;

            3. such Account is subject to any Lien                 ___________
      whatsoever, other than Liens in favor of the Administrative Agent for the benefit of the Lenders;

            4. the relevant Precision Group Member, in order       ___________
      to be entitled to collect such Account, is required to perform any additional service for, or perform or incur any additional obligation to, the Account debtor in respect of such Account;

            5. such Account does not constitute a legal            ___________
      valid, and binding irrevocable payment obligation of the Account debtor in respect of such Account to pay the balance thereof in accordance with its terms or is subject to any defense, setoff, recoupment or counterclaim;

            6. the Account debtor in respect of such Account       ___________
      is a Precision Group Member or an Affiliate, division or employee of any Precision Group Member;

            7. such Account is an account of any                   ___________
      Governmental Authority, unless all rights of the relevant Precision Group Member with respect to such Account have been assigned to the Administrative Agent in accordance with the Assignment of Claims Act of 1940, as amended;

            8. an estimated or actual loss has been                ___________
      recognized in respect of such Account, as determined in accordance with the usual business practices of the Relevant Precision Group Member (each such Account, a
      "Defaulted Account");

            9. 20% or more of the aggregate outstanding            ___________
      amount of all Accounts from the Account debtor in respect of such Account and its Affiliates constitute
      Defaulted Accounts;

            10. any representation or warranty contained in        ___________
      the Credit Agreement or in any other Loan Documents applicable either to Accounts in general or to any such specific Account has been breached with respect to such Account;

            11. 50% or more of the outstanding amount of all       ___________
      Accounts from the Account debtor in respect of such Account have become ineligible;


                                      B1-2

            12. the Account debtor in respect of such              ___________
      Account has filed a petition for relief under the United States Bankruptcy Code (or similar action under any successor law or under any comparable law), made a general assignment for the benefit of creditors, had filed against it any petition or other application for relief under the United States Bankruptcy Code (or similar action under any successor law or under any comparable law), failed, suspended business operations, become insolvent, called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation, or had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs, in each case except to the extent such matters have been dismissed or terminated or otherwise ceased to be applicable;

            13. any portion of such Account has remained           ___________
      unpaid for a period exceeding 90 days from the due date (but only to the extent of such overdue portion) or any Precision Group Member has reason to believe such Account is uncollectible;

            14. the sale represented by such Account is to         ___________
      an Account debtor organized or located outside one of the states of the United States;

            15. the Account debtor in respect of such              ___________
      Account is a supplier or creditor of any Precision
      Group Member (but only to the extent of the lesser of (i) the amount owing from such Account debtor to the relevant Precision Group Member, pursuant to Accounts that are otherwise eligible and (ii) the amount owing to such Account debtor by the relevant Precision Group
      Member);

            16. such Account is not denominated in Dollars         ___________
      or is payable outside the United States;

            17. the sale represented by such Account is on a       ___________
      guaranteed sale, sale-or-return, consignment, or sale on approval basis or is subject to any right of return, setoff or charge-back;

            18. the relevant Precision Group Member, or any        ___________
      other party to such Account, is in default in the performance or observance of any of the terms thereof in any material respect;

            19. the relevant Precision Group Member does not       ___________
      have good and marketable title to such Account as sole owner of such Account;


                                      B1-3

            20. Such Account does not arise from the sale          ___________
      and delivery of goods or rendition of services in the ordinary cause of business to the Account debtor in respect of such Account;

            21. such Account is on terms other than those          ___________
      normal or customary in the business of the relevant
      Precision Group Member;

            22. such Account has associated payment terms          ___________
      exceeding 100 days from invoice date;

            23. except in the case of Accounts owing by any        ___________
      Eligible Account Debtor, if such Account were to constitute an Eligible Receivable, more than 15% of all Eligible Receivables would be owing from the Account debtor in respect of such Account or any of its Affiliates in which case only that portion of Eligible Receivables owing from such Account debtor representing amounts in excess of 15% of all Eligible
      Receivables shall constitute Ineligible Accounts;

            24. any amounts payable under or in connection         ___________
      with such Account are evidenced by chattel paper, promissory notes or other instruments, unless such chattel paper, promissory notes or instruments have been endorsed and delivered to the Administrative
      Agent;

            25. such Account has been paid by a check which        ___________
      has been returned for insufficient funds if such check is in an amount of at least $100,000; or

            26. such Account has been placed with an               ___________
      attorney or other third party for collection.

            Less any other reserves in respect thereof:            ___________

Total Eligible Receivables:                                        ___________

            Gross Inventory                                        ___________

            Less reserves for obsolete, slow-moving or             ___________
      excess Inventory:

            Less Inventory to which the following is               ___________
      applicable:

            1. such item of Inventory is not assignable or a       ___________
      first priority security interest in such item of Inventory in favor of the Administra-


                                      B1-4
      tive Agent for the benefit of the Lenders has not been obtained and fully perfected by filing Uniform
      Commercial Code financing statements against the relevant Precision Group Member;

            2. such item of Inventory is subject to any Lien       ___________
      whatsoever, other than Liens in favor of the Administrative Agent for the benefit of the Lenders;

            3. such item of Inventory (i) is damaged or not        ___________
      in good condition and not saleable consistent with past practices (to the extent not provided for by reserves as described above) or (ii) does not meet all material standards imposed by any Governmental
      Authority having regulatory authority over such item of Inventory, its use or its sale;

            4. such item of Inventory is not currently             ___________
      either readily usable or salable, at prices approximating at least the cost thereof, in the normal course of the business of the relevant Precision Group
      Member (to the extent not provided for by reserves as described above);

            5. any event shall have occurred or any                ___________
      condition shall exist with respect to such item of Inventory which would substantially impede the ability of the relevant Precision Group Member to continue to use or sell such item of Inventory in the normal course of business;

            6. any claim disputing the title of the relevant       ___________
      Precision Group Member to, or right to possession of or dominion over, such item of Inventory shall have been asserted;

            7. any representation or warranty contained in         ___________
      the Credit Agreement or in any other Loan Document applicable to either Inventory in general or to any such specific item of Inventory has been breached with respect to such item of Inventory;

            8. the relevant Precision Group Member does not        ___________
      have good and marketable title as sole owner of such item of Inventory;

            9. such item of Inventory has been consigned to        ___________
      other Persons, or is located at, or in the possession of, a vendor of any Precision Group Member, or is in transit to or from, or held or stored by, third parties, unless (i) the Person holding such Inventory has entered into an agreement, satisfactory in form and substance to the Administrative Agent, providing for the waiver or subordination of any applicable Lien on the part of such Person with respect to such Inventory and providing the Administrative Agent with the right to repossess such Inventory


                                      B1-5
      upon the occurrence and during the continuance of an Event of Default and (ii) in the case of consigned inventory, the relevant Precision Group Member, in its capacity as consignor, shall have filed appropriate Uniform Commercial Code financing statements with respect to such Inventory;

            10. such item of Inventory is located on a             ___________
      leasehold as to which the lessor has not entered into a landlord's waiver and consent, satisfactory in form and substance to the Administrative Agent, providing a waiver of any applicable Lien and providing the Administrative Agent with the right to receive notice of default, the right to repossess such item of Inventory at any time upon the occurrence or during the continuance of a Default or Event of Default and such other rights as may be acceptable to the Administrative Agent;

            11. such item of Inventory is located outside          ___________
      one of the states of the United States;

            12. such item of Inventory is evidenced by an          ___________
      Account;

            13. such item of Inventory is subject to any           ___________
      licensing, patent, royalty, trademark, trade name or copyright agreements with any third party from whom any Precision Group Member has received notice of a dispute in respect of any such agreement other than such claims which such Precision Group Member reasonably believes to be immaterial or without merit;

            14. except in the case of Inventory owned by           ___________
      Galaxy, Nationwide and Certified, such item of Inventory consists of packing, packaging and/or shipping supplies or materials; or

            15. such item of Inventory has been otherwise          ___________
      determined by the Administrative Agent (after consultation with the Borrower), exercising its commercially reasonable discretion, to be unacceptable because the Administrative Agent believes that such item of Inventory is not readily salable under the customary terms on which it is usually sold (to the extent not provided for by reserves as specified above).

            Less other reserves in respect thereof:                ___________

Total Eligible Inventory:                                          ___________

      Borrowing Base for such date:
      85% of Eligible Receivables                                  ___________


                                      B1-6

      50% of Eligible Inventory                 +                  ___________
                                                Total              ___________

Total Revolving Extensions of Credit
      Total Loans outstanding                                      ___________
      Total L/C Obligations outstanding         +                  ___________
                                                Total              ___________

Excess/(Deficit) (Borrowing Base - Total Revolving
Extensions of Credit):                                             ___________

            IN WITNESS WHEREOF, I have hereto executed this certificate on behalf of the Borrower:


                                     By:_________________________
                                        Name:
                                        Title:


                                      B1-7

                                                                   [EXHIBIT B-2]

                         FORM OF COMPLIANCE CERTIFICATE

            Pursuant to Section 6.2(b) of the Credit Agreement, dated as of March 19, 1999, (the "Credit Agreement"), among PRECISION PARTNERS INC., a Delaware Corporation (the "Borrower"), the Guarantors from time to time thereunder, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CITICORP U.S.A., INC., as Administrative Agent, NATIONSBANK, N.A., as Syndication Agent. and
SUNTRUST BANK, ATLANTA, as Documentation Agent, the undersigned, [         ],
the [Title] of the Borrower(1) does hereby certify on behalf of the Precision Group Members that

      (i) to the best of the undersigned's knowledge, during the period from [_________] to [________] (the "Reporting Period")(2):

            (A) no Subsidiary has been formed or acquired (or, if any such Subsidiary has been formed or acquired, the Precision Group Members have complied with the requirements of the Credit Agreement with respect thereto),

            (B) None of the Loan Parties has changed its name, its principal place of business or its chief executive office without complying with the requirements of the Credit Agreement and the Security Documents with respect thereto,

            (C) Other than as previously disclosed by the Borrower on Annex C of the Security Agreement or on Annex B to a prior Compliance Certificate, there is no location within the United States where any Loan Party keeps inventory or equipment (other than as set forth on Annex B hereto). Other than as previously disclosed by the Borrower on Schedules III, IV or V to the Security Agreement or on Annex C to a prior Compliance Certificate, no Intellectual Property has been acquired by any Loan Party (other than as set forth on Annex C hereto).

            (D) each Loan Party has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Credit Agreement and the other Loan Documents to be observed, performed or satisfied by it, and

---------------------------
(1)   Individual providing this Certificate must be a Responsible Officer.

(2) Reporting period should encompass period from first day of the current (or, in the case of annual financial statements, immediately preceding) fiscal year to the date of the financial statements being delivered.


                                      B2-1

            (E) no Default or Event of Default has occurred [except __________]; and

      (ii) as of the date of the financial statements being delivered in connection herewith, the Precision Group Members were in compliance with the covenants set forth in Section 7.1 of the Credit Agreement and the calculations of such covenant compliance set forth on Annex A hereto are based upon such financial statements and are true and correct;

      (iii) check one:

             ______ (A) no prepayment based on Excess Cash Flow is required because the Consolidated Leverage Ratio currently in effect is less than 3.0 to 1.0; or

             ______ (B) the Excess Cash Flow for the fiscal year ending [____]
                    was $_________ and the calculations to support the determination of the amount of such Excess Cash Flow for such period are set forth on Annex A hereto, are based upon such financial statements and are true and correct; and

      [(iv) the aggregate payments made pursuant to Section 7.8 during the fiscal year ending were $________.]

            Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used in this Certificate and the Annexes attached hereto shall have the meanings given to them in the Credit Agreement.

            IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate as of the day and year set forth below.

                                           PRECISION PARTNERS INC.


                                           By:____________________
                                                Name:
                                                Title:
Date: [                ], [  ]


                                      B2-2

                                                                      ANNEX A TO
                                                          COMPLIANCE CERTIFICATE

I. Section 2.8 - Excess Cash Flow

            For any fiscal year of the Precision Group Members commencing with the fiscal year ending December 31, 1999, unless the Required Prepayment Lenders shall otherwise agree, the Borrower shall apply 50% of the Excess Cash Flow (if any) toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments pursuant to Section 2.8(d):

        "Excess Cash Flow" for the fiscal year ending[______] equals:

        (a)(i)  the Consolidated Net Income (or loss) of the
                Precision Group Members, determined on a
                consolidated basis in accordance with GAAP           ___________

                MINUS the income (or deficit) of any Person
                accrued prior to the date it becomes a Precision
                Group Member or is merged into or consolidated
                with any Precision Group Member                      ___________

                MINUS the income (or deficit) of any Person
                (other than a Precision Group Member) in which
                any Precision Group Member has an ownership
                interest, except to the extent that any such
                income is actually received by a Precision Group
                Member in the form of dividends or similar
                distributions and                                    ___________

                MINUS the undistributed earnings of any Precision
                Group Member (other than the Borrower) to the
                extent that the distribution of such earnings to
                the Borrower is not at the time permitted by the
                terms of any Contractual Obligation or
                Requirement of Law applicable to such Precision
                Group Member                                         ___________

        (ii)    PLUS an amount equal to the amount of all
                non-cash charges deducted in arriving at the
                Consolidated Net Income                              ___________

        (iii)   PLUS decreases in Consolidated Working Capital       ___________

        (iv)    PLUS an amount equal to the aggregate net
                non-cash loss on Disposition of property by the
                Precision Group Members (other than sales of
                inventory in the ordinary course of business), to
                the extent deducted in arriving at such
                Consolidated Net Income                              ___________

LESS

        (b)     the sum, without duplication, of-


                                     page 1 of Annexes to Compliance Certificate

        (i)     An amount equal to the amount of all non-cash
                income included in arriving at the Consolidated
                Net Income                                           ___________

        (ii)    PLUS the aggregate amount actually paid by the
                Precision Group Members in cash during such
                fiscal year on account of Capital Expenditures
                (excluding the principal amount of Indebtedness
                (other than Revolving Loans) incurred in
                connection with such expenditures and any such
                expenditures financed with the proceeds of any
                Reinvestment Deferred Amount)                        ___________

        (iii)   PLUS the aggregate amount of all prepayments of
                Revolving Loans during-such fiscal year to the
                extent accompanying permanent optional reductions
                of the Revolving Commitments and all optional
                prepayments of the Term Loans during such fiscal
                year                                                 ___________

        (iv)    PLUS the aggregate amount of all regularly
                scheduled principal payments of Funded Debt
                (including the Term Loans) of the Precision Group
                Members made during such fiscal year (including
                any such payments resulting from scheduled
                permanent reductions of any revolving credit
                facility)                                            ___________

        (v)     PLUS increases in Consolidated Working Capital
                for such fiscal year                                 ___________

        (vi)    PLUS an amount equal to the aggregate net
                non-cash gain on the Disposition of property by
                the Precision Group Members during such fiscal
                year (other than sales of inventory in the
                ordinary course of business), to the extent
                included in arriving at the Consolidated Net
                Income                                               ___________


                                     page 2 of Annexes to Compliance Certificate

II.    Section 7.1 - Financial Covenants

        A. The Consolidated Leverage Ratio as of [_________], calculated in accordance with the Credit Agreement is [ . ] to 1.0.

        B. The Consolidated Interest Coverage Ratio as of [_______], for four consecutive quarters calculated in accordance with the Credit Agreement is [ . ] to 1.0.

        C. The Consolidated Fixed Charge Coverage Ratio as of [_______], for four consecutive quarters calculated in accordance with the Credit Agreement is [ . ] to 1.0.

        D.      Capital Expenditures made during the fiscal year
                ending [           ]:                                ___________

III.    Section 7.2 - Permitted Indebtedness

        (1)     Aggregate Indebtedness secured by Liens permitted
                by Section 7.3(g) of the Credit Agreement (in an
                aggregate principal amount not to exceed
                $2,500,000 at any one time outstanding)              ___________

        (2)     Indebtedness of the Borrower under the Senior
                Subordinated Notes (not to exceed an aggregate
                principal amount of $100,000,000)                    ___________

        (3)     Indebtedness of the Borrower consisting of
                Permitted Senior Subordinated Add-On Indebtedness
                (not to exceed an aggregate principal amount of
                $60,000,000 at any one time outstanding)             ___________

IV.     Section 7.3 - Liens

        (1)     Liens not otherwise permitted by Section 7.3 of
                the Credit Agreement so long as neither (i) the
                aggregate outstanding principal amount of the
                obligations secured thereby nor (ii) the
                aggregate fair market value (determined as of the
                date such Lien is incurred) of the assets subject
                thereto exceeds (for the Precision Group Members
                taken together) $500,000 at any one time             ___________

        (2) Liens securing judgments for the payment of money in an aggregate amount not in excess of $1,500,000 (except to the extent covered by insurance, which coverage has been affirmed by the insurer), unless such judgments shall remain undischarged for a period of more than page 3 of Annexes to Compliance Certificate

                30 consecutive days during which execution shall
                not be effectively stayed                            ___________

        (3)     Other general Liens not to exceed $1,000,000         ___________

V.      Section 7.5 - Disposition of Assets

        Aggregate fair market value of Dispositions (not to
        exceed $500,000)                                             ___________

VI.     Section 7.7 - Permissible Investments, Loans and Advances

        (1)     Aggregate loans and advances to employees of the
                Precision Group Members in the ordinary course or
                business (including, without limitation, for
                travel, entertainment and relocation expenses)
                (not to exceed $500,000 at any one time
                outstanding)                                         ___________

        (2)     Loans in an aggregate amount of up to $1,000,000
                made to holders of Capital Stock of Precision
                (other than the Sponsors) to finance the purchase
                of Capital Stock of Precision, so long as
                promissory notes are issued in connection
                therewith and pledged as Collateral pursuant to
                the appropriate Security Document                    ___________

        (3)     loans and advances to management of the Precision
                Group Members to purchase Capital Stock of any
                Precision Group Member not to exceed $2,000,000
                at any one time outstanding, provided that such
                Capital Stock is pledged to the lender of such
                Indebtedness on customary terms                      ___________


                                     page 4 of Annexes to Compliance Certificate

                                                                      ANNEX B TO
                                                          COMPLIANCE CERTIFICATE

                              LOAN PARTY LOCATIONS
       (OTHER THAN DISCLOSED IN THE SECURITY AGREEMENT OR PRIOR COMPLIANCE
                                  CERTIFICATES)


                                     page 5 of Annexes to Compliance Certificate

                                                                      ANNEX C TO
                                                          COMPLIANCE CERTIFICATE


                        COPYRIGHTS AND COPYRIGHT LICENSES
       (OTHER THAN DISCLOSED IN THE SECURITY AGREEMENT OR PRIOR COMPLIANCE
                                  CERTIFICATES)


                           PATENTS AND PATENT LICENSES
       (OTHER THAN DISCLOSED IN THE SECURITY AGREEMENT OR PRIOR COMPLIANCE
                                  CERTIFICATES)


                        TRADEMARKS AND TRADEMARK LICENSES
       (OTHER THAN DISCLOSED IN THE SECURITY AGREEMENT OR PRIOR COMPLIANCE
                                  CERTIFICATES)


                                     page 6 of Annexes to Compliance Certificate

                                                                   [EXHIBIT C-1]

                           FORM OF CLOSING CERTIFICATE

            Pursuant to Section 5.1(n) of the Credit Agreement, dated as of March 19, 1999 (the "Credit Agreement"), among PRECISION PARTNERS INC., a Delaware Corporation (the "Borrower"), the Guarantors from time to time thereunder, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CITICORP U.S.A., INC., as Administrative Agent, NATIONSBANK, N.A., as Syndication Agent, and
SUNTRUST BANK, ATLANTA, as Documentation Agent, the undersigned, of [     ], the
[title] of the [Loan Party], (the "Company"), hereby certifies as follows:

            1. The representations and warranties of the Company set forth in the Credit Agreement and each of the other Loan Documents to which it is a party or which are contained in any certificate, document or financial or other statement furnished pursuant to or in connection with the Credit Agreement or any Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;

            2. No Default or Event of Default has occurred and is continuing as of the date hereof or will occur after giving effect to the making of the Loans and the issuance of the Letters of Credit requested to be made and/or issued on the date hereof or the consummation of each of the transactions contemplated by the Loan Documents; and

            3. [       ] is, and at all times since [   ], has been, the duly
elected and qualified [Assistant] Secretary of the Company. The signature set forth on the signature line for such officer below is such officer's true and genuine signature;

            and the undersigned [Assistant] Secretary of the Company hereby certifies as follows:


                                      C1-1

            A) There are no liquidation or dissolution proceedings pending or to the knowledge of the [title] of the Company threatened against the Company or any of its Subsidiaries, nor has any other event occurred affecting or threatening the corporate existence of the Company or any of its Subsidiaries;

            B) Attached hereto as Exhibit A is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on _____________, 1999; such resolutions have not in any way been amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect; such resolutions are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein;

            C) attached hereto as Exhibit B is a true and complete copy of the By-laws of the Company as in effect at all times since ________ ___, 19__, to and including the date hereof; and

            D) attached hereto as Exhibit C is a true and complete copy of the Certificate of Incorporation of the Company as in effect at all times since
[   ], to and including the date hereof.

            E) The following persons are now duly elected and qualified officers of the Company, holding the offices indicated next to their respective names below, and such officers have held such offices with the Company at all times
since [       ], to and including the date hereof, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company, the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to any such Loan Document:

       Name        Office     Signature
       ----        ------     ---------


                              _________________


                              _________________


                              _________________

            Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement and used herein are so used as so defined.


                                      C1-2

            IN WITNESS WHEREOF, the undersigned have hereunto set our names.

                                           [NAME OF COMPANY]

                                           By:_____________________
                                              Name:
                                              Title:


                                           [NAME OF COMPANY]

                                           By:______________________
                                              Name:
                                              Title:

Date: March 19, 1999


                                      C1-3

                                                                   [Exhibit C-2]

                          FORM OF SOLVENCY CERTIFICATE

                                                                  March 19, 1999

CITICORP U.S.A., INC.,
       as Administrative Agent, and
The Lenders Party to the Credit
 Agreement Referenced Below

Ladies and Gentlemen:

            Pursuant to Section 5.1(h) of the Credit Agreement, dated as of March 19, 1999 (as amended from time to time, the "Credit Agreement"), among PRECISION PARTNERS INC., a Delaware Corporation (the "Borrower"), the Guarantors from time to time thereunder, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CITICORP U.S.A., INC., as Administrative Agent, NATIONSBANK, N.A., as Syndication Agent, and SUNTRUST BANK, ATLANTA, as Documentation Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement):

            1. For purposes of delivering this certificate, the undersigned has:

                  (a) consulted with other officers of the Loan Parties responsible for financial and accounting functions concerning contingent liabilities; and

                  (b) made such other investigations and inquiries as such officer has deemed appropriate.

            2. Based upon the foregoing, the undersigned has concluded that, as of the date hereof, before and after giving effect to the Acquisitions, the incurrence of the Loans by the Borrower in an amount equal to the sum of the total Term Commitment and total Revolving Commitment, the execution of the Guarantees, the grant of the security interests in the Collateral (the "Full Transactions"):

                  (a) the fair value and the present fair saleable value of the respective assets of Holdco, the Borrower and each of its Subsidiaries exceeds its respective stated liabilities and identified contingent liabilities; and


                                      C2-1

                  (b) the fair value and present fair saleable value of the respective assets of Holdco, the Borrower and each of its Subsidiaries exceeds its respective probable liability on its debts (including identified contingent liabilities) as such debts become absolute and matured; and

                  (c) Holdco, the Borrower and each of its Subsidiaries will be able to pay its respective debts as they mature; and

                  (d) neither Holdco, the Borrower nor any of its Subsidiaries will have unreasonably small capital for the respective business in which it is engaged and is proposed to be engaged following the consummation of the Full Transactions; and

                  (e) neither Holdco, the Borrower nor any of its Subsidiaries expects that final judgments against it in actions for money damages with respect to pending or threatened litigation will be rendered at a time when, or in an amount such that, it will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered and the cash available to it after taking into account all other anticipated uses of the cash (including the payments on or in respect of debts (including identified contingent liabilities))).

            3. To the best knowledge of the undersigned; neither Holdco, the Borrower nor any of its Subsidiaries is entering into the arrangements contemplated by the Credit Agreement or the Loan Documents or intends to make any transfer or incur any obligations thereunder, with actual intent to hinder, delay or defraud either present or future creditors.

            4. To the best knowledge of the undersigned. neither Holdco, the Borrower nor any of its Subsidiaries intends to incur, or believes or reasonably should believe that such Person will incur, debts beyond such Person's ability to pay as they become due.

            This Certificate is being delivered by the undersigned only in his capacity as an officer of the Borrower, and not individually as of the date hereof.

                                     PRECISION PARTNERS INC.


                                     By: _________________________________
                                           Name: Ronald Miller
                                           Title: Chief Financial Officer


                                      C2-2

                                                                   [EXHIBIT C-3]

                        FORM OF ENVIRONMENTAL CERTIFICATE

            The undersigned does hereby certify as of this 19th day of March, 1999, to the best of his knowledge after due inquiry, as follows:

            1. This Certificate is delivered pursuant to Section 5.1(1) of the Credit Agreement, dated as of March 19, 1999 (as amended from time to time, the "Credit Agreement"), among PRECISION PARTNERS INC., a Delaware Corporation (the "Borrower"), the Guarantors from time to time thereunder, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CITICORP U.S.A., INC., as Administrative Agent, NATIONSBANK, N.A., as Syndication Agent, and SUNTRUST BANK, ATLANTA, as Documentation Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement).

            2. After giving effect to the transactions contemplated by the Acquisitions, each Loan Party and its Subsidiaries is in compliance with Environmental Laws to the extent contemplated by Section 6.8 of the Credit Agreement.

            3. All information furnished to the Agents by or on behalf of any Loan Party relating to the matters addressed in Section 4.17 of the Credit Agreement, taken as a whole, is true and accurate in all material respects and not incomplete by omitting to state anything necessary to make such information not misleading, taken as a whole, nor has any Loan Party withheld any material information from the Agents.

            The undersigned officer has made or has caused to be made such examination or investigation as is necessary to enable him to express his opinions and make the certifications contained in this Certificate.

            This Certificate is being delivered by the undersigned officer only in his capacity as an officer of the Borrower, and not individually.


                                      C3-1

            IN WITNESS WHEREOF. the undersigned officer has caused this Certificate to be duly executed and delivered as of the date hereof.


                                     PRECISION PARTNERS INC.


                                     By: _______________________
                                           Name:
                                           Title:


                                      C3-2

                                                   Exhibit D to Credit Agreement

===============================================================================

                    TERM LOAN AND REVOLVING CREDIT MORTGAGE,
                    ASSIGNMENT OF LEASES, SECURITY AGREEMENT
                               AND FIXTURE FILING

                                       BY

                          ----------------------------

                                   Mortgagor,

                                       TO

                             CITICORP U.S.A., INC.,

                            as Administrative Agent,

                                    Mortgagee

                            Relating to Premises in:

                          __________ County, __________


                              $____________________

                           Dated as of: March __, 1999

===============================================================================

                        This instrument prepared by and,
                       after recording, please return to:

                            William B. Gannett, Esq.
                             Cahill Gordon & Reindel
                                 80 Pine Street
                               New York, NY 10005

                            ------------------------

                                TABLE OF CONTENTS

Section                           Heading                               Page
-------                           -------                               ----

INTRODUCTION ............................................................  1

RECITALS ................................................................  1

GRANTING CLAUSES ........................................................  2

COVENANTS ...............................................................  4

ARTICLE I WARRANTIES, REPRESENTATIONS AND
          COVENANTS OF MORTGAGOR ........................................  5

1.1     Payment .........................................................  5
1.2     Authority and Validity ..........................................  5
1.3     Good Title ......................................................  5
1.4     Recording Documentation To Assure Security
          Interest; Fees and Expenses ...................................  7
1.5     Payment of Taxes, Insurance Premiums,
         Assessments; Compliance with Law and
         Insurance Requirements .........................................  7
1.6     Certain Tax Law Changes ......................................... 11
1.7     Required Insurance Policies ..................................... 11
1.8     Failure To Make Certain Payments ................................ 14
1.9     Inspection ...................................................... 14
1.10    Mortgagor To Maintain Improvements .............................. 15
1.11    Mortgagor's Obligations with Respect to
         Leases ......................................................... 15
1.12    Transfer Restrictions ........................................... 18
1.13    Destruction; Condemnation ....................................... 19
1.14    Alterations ..................................................... 23
1.15    Hazardous Material .............................................. 24
1.16    Asbestos ........................................................ 25
1.17    Books and Records, Other Information ............................ 26
1.18    No Claims Against Mortgagee ..................................... 26
1.19    Utility Services ................................................ 26

ARTICLE II ASSIGNMENT OF LEASES; SECURITY
           AGREEMENT; ASSIGNMENT AGREEMENT .............................. 27

2.1     Assignment of Leases, Rents, Issues and
         Profits ........................................................ 27
2.2     Security Interest in Personal Property .......................... 29

ARTICLE III EVENTS OF DEFAULT AND REMEDIES .............................. 30

3.1     Events of Default ............................................... 30
3.2     Remedies in Case of an Event of Default ......................... 30
3.3     Sale of Mortgaged Property if Event of
         Default Occurs; Proceeds of Sale ............................... 32
3.4     Additional Remedies in Case of an Event of
         Default
3.5     Legal Proceedings After an Event of Default ..................... 35
3.6     Remedies Not Exclusive .......................................... 36

ARTICLE IV CERTAIN DEFINITIONS .......................................... 37

ARTICLE V MISCELLANEOUS ................................................. 38

5.1     Severability of Provisions ...................................... 38
5.2     Notices ......................................................... 38
5.3     Covenants To Run with the Land .................................. 38
5.4     Headings ........................................................ 38
5.5     Limitation on Interest Payable .................................. 38
5.6     Indemnity ....................................................... 39
5.7     GOVERNING LAW; TERMS ............................................ 40
5.8     No Merger ....................................................... 40
5.9     Modification in Writing ......................................... 41
5.10    No Credit for Payment of Taxes or
          Impositions ................................................... 41
5.11    Stamp and Other Taxes ........................................... 41
5.12    Estoppel Certificates ........................................... 41
5.13    Additional Security ............................................. 42
5.14    Release ......................................................... 42
5.15    Certain Expenses of Mortgagee ................................... 42
5.16    Expenses of Collection .......................................... 43
5.17    Business Days ................................................... 43
5.18    Relationship .................................................... 43
5.19    Concerning Mortgagee ............................................ 44
5.20    Future Advances ................................................. 45
5.21    Waiver of Stay .................................................. 45
5.22    Continuing Security Interest; Assignment ........................ 45
5.23    Obligations Absolute ............................................ 46
5.24    Mortgagee's Right To Sever Indebtedness ......................... 46

SIGNATURE
ACKNOWLEDGMENTS
SCHEDULE A LEGAL DESCRIPTION
SCHEDULE B PRIOR LIENS

                    TERM LOAN AND REVOLVING CREDIT MORTGAGE,
                    ASSIGNMENT OF LEASES, SECURITY AGREEMENT
                               AND FIXTURE FILTNG

            TERM LOAN AND REVOLVING CREDIT MORTGAGE, ASSIGNMENT OF LEASES, SECURITY AGREEMENT AND FIXTURE FILING ("Mortgage"), dated as of March ___, 1999, made by __________________________, a ___________ corporation, having an office at _________________________, as mortgagor, assignor and debtor (in such capacities and together with any successors in such capacities, "Mortgagor"), in favor of CITICORP U.S.A., INC., having an office at 399 Park Avenue, New York, New York 10022, as mortgagee, assignee and secured party (in such capacities and together with any successors in such capacities, "Mortgagee") as agent for the lending institutions (the "Lenders") from time to time party to the Credit Agreement (as hereinafter defined)

                                    RECITALS

            A. Pursuant to a certain credit agreement, dated as of the date hereof (as amended, amended and restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement), among Precision Partners, Inc., a Delaware corporation (the "Borrower"), Mortgagor, the Subsidiary Guarantors, Holding, the Lenders, Citicorp U.S.A., Inc., as administrative agent for the Lenders ("Administrative Agent"), NationsBank, N.A., as syndication agent ("Syndication Agent"), SunTrust Bank, Atlanta, as documentation agent ("Documentation Agent"; together with Administrative Agent and Syndication Agent, collectively, the "Agents"), the Lenders have agreed (i) to make to or for the account of Borrower certain Term Loans up to an aggregate principal amount of $23,000,000 and certain Revolving Loans up to an aggregate principal amount of $25,000,000 and (ii) to issue certain Letters of Credit for the account of Borrower.

            B. Mortgagor is the owner of the Mortgaged Property (as hereinafter defined).

            C. It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement and a condition to any Lender issuing Letters of Credit under the Credit Agreement that Mortgagor execute and deliver the applicable Loan Documents, including this Mortgage.

            D. This Mortgage is given by Mortgagor in favor of Mortgagee for its benefit and the benefit of the Lenders and the Agents (collectively, the "Secured Parties") to secure the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), of (i) all Obligations of Borrower now existing or hereafter arising under or in respect of the Credit Agreement (including, without limitation, Borrower's obligation to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Credit Agreement),
(ii) all Obligations of Mortgagor now existing or hereafter arising under or in respect of the Credit Agreement (including, without limitation, Mortgagor's obligation to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Credit Agreement) and (iii) without duplication of the amounts described in clauses (i) and (ii), all Obligations of Mortgagor now existing or hereafter arising under or in respect of this Mortgage or any other Security Document, including, without limitation, with respect to all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in this Mortgage or in any other Security Document, in each case whether in the regular course of business or otherwise (the obligations described in clauses (i), (ii) and (iii), collectively, the "Secured Obligations").

                                GRANTING CLAUSES:

            For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby grants, mortgages, bargains, sells, assigns and conveys to Mortgagee, and hereby grants to Mortgagee, a security interest in and upon, all Mortgagor's right, title and interest in, to and under the following property, whether now owned or held or hereafter acquired from time to time (collectively, the "Mortgaged Property"):

            A. Any and all present estates or interest of Mortgagor in the land described in Schedule A, together with all Mortgagor's reversionary rights in and to any and all ease-

                                       3-


ments, rights-of-way, sidewalks, strips and gores of land, drives, roads, curbs, streets, ways, alleys, passages, passageways, sewer rights, waters, water courses, water rights, and all power, air, light and other rights, estates, titles, interests, privileges, liberties, servitudes, licenses, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining thereto, or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto (collectively, the "Land");

            B. Any and all estates or interests of Mortgagor in the buildings, structures and other improvements and any and all Alterations (as hereinafter defined) now or hereafter located or erected on the Land, including, without limitation, attachments, walks and ways (collectively, the "Improvements"; together with the Land, the "Premises");

            C. Any and all permits, certificates, approvals and authorizations, however characterized, issued or in any way furnished in connection with the Premises, whether necessary or not for the operation and use of the Premises, including, without limitation, building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation;

            D. Any and all interest of Mortgagor in all machinery, apparatus, equipment, fittings, fixtures, improvements and articles of personal property of every kind and nature whatsoever now or hereafter attached or affixed to the Premises or used in connection with the use and enjoyment of the Premises or the maintenance or preservation thereof, including, without limitation, all utility systems, fire sprinkler and alarm systems, HVAC equipment, boilers, electronic data processing, telecommunications or computer equipment, refrigeration, electronic monitoring, water or lighting systems, power, sanitation, waste removal, elevators, maintenance or other systems or equipment, and all other articles used or useful in connection with the use or operation of any part of the Premises (collectively, the "Equipment");

            E. All Mortgagor's right, title and interest as landlord, franchisor, licensor or grantor, in all leases and subleases of space, franchise agreements, licenses, occupancy or concession agreements now existing or hereafter entered into relating in any manner to the Premises or the Equipment and any and all amendments, modifications, supplements and renewals of any thereof (each such lease, license or agreement, together with any such amendment, modification, supplement or renewal, a "Lease"), whether now in effect or hereafter coming into effect, including, without limitation, all rents, additional rents, cash, guaranties, letters of credit, bonds, sureties or securities deposited thereunder to secure performance of the lessee's, franchisee's, licensee's or obligee's obligations thereunder, revenues, earnings, profits and income, advance rental payments, payments incident to assignment, sublease or surrender of a Lease, claims for forfeited deposits and claims for damages, now due or hereafter to become due, with respect to any Lease, any indemnification against, or reimbursement for, sums paid and costs and expenses incurred by Mortgagor under any Lease or otherwise, and any award in the event of the bankruptcy of any tenant under or guarantor of a Lease (collectively, the "Rents");

            F. All general intangibles and contract rights relating to the Premises and the Equipment and all reserves, deferred payments, deposits, refunds and claims of every kind or character relating thereto (collectively, the "Contract Rights");

            G. All drawings, plans, specifications, file materials, operating and maintenance records, catalogues, tenant lists, correspondence, advertising materials, operating manuals, warranties, guaranties, appraisals, studies and data relating to the Premises or the Equipment or the construction of any Alteration or the maintenance of any Permit (as hereinafter defined); and

            H. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation or other awards or payments and refunds of real estate taxes and assessments, including interest thereon (collectively, "Proceeds");

            TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, for the purpose of securing the payment and performance of the Secured Obligations.

                                    COVENANTS

            Mortgagor warrants, represents and covenants to and for the benefit of Mortgagee as follows:

                                    ARTICLE I

                         WARRANTIES, REPRESENTATIONS AND
                             COVENANTS OF MORTGAGOR

            SECTION 1.1 Payment. Mortgagor shall pay as and when the same shall become due, whether at its stated maturity, by acceleration or otherwise, each and every amount payable by Mortgagor under the Loan Documents.

            SECTION 1.2 Authority and Validity. Mortgagor represents, warrants and covenants that (i) Mortgagor is duly authorized to execute and deliver this Mortgage, and all corporate and governmental consents, authorizations and approvals necessary or required thereof or have been duly and effectively taken or obtained, (ii) this Mortgage is a legal, valid, binding and enforceable obligation of Mortgagor and (iii) Mortgagor has full corporate power and lawful authority to execute and deliver this Mortgage and to mortgage and grant a security interest in the Mortgaged Property as contemplated herein.

            SECTION 1.3 Good Title

            1.3.1 Mortgagor represents, warrants and covenants that (i) Mortgagor has good and marketable fee simple title to the Premises and the landlord's interest and estate under or in respect of the Leases and good title to the interest it purports to own in and to each of the Permits, the Equipment and the Contract Rights, in each case subject to no deed of trust, mortgage, pledge, security interest, encumbrance, lien, lease, license, easement, assignment, collateral assignment or charge of any kind, including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute or any subordination arrangement in favor of any party other than Mortgagor (collectively, "Liens"; each, a "Lien"), except for those Liens identified on Schedule B (collectively, the "Prior Liens"), (ii) Mortgagor will keep in effect all rights and appurtenances to or that constitute a part of the Mortgaged Property, (iii) Mortgagor will protect, preserve and defend its interest in the Mortgaged Property and title thereto, (iv) Mortgagor will comply with each of the terms, conditions and provisions of any obligation of Mortgagor which is secured by the Mortgaged Property or the noncompliance with which may result in the imposition of a Lien on the Mortgaged Property, (v) Mortgagor will appear and defend the Lien and security interests created and evidenced hereby and the validity and priority of this Mortgage in any action or proceeding affecting or purporting to affect the Mortgaged Property or any of the rights of Mortgagee hereunder, (vi) this Mortgage creates and constitutes a valid and enforceable first Lien on the Mortgaged Property, and, to the extent any of the Mortgaged Property shall consist of personality, a first security interest in the Mortgaged Property, which first Lien and first security interest are and will be subject only to (a) Prior Liens (but not to extensions, amendments, supplements or replacements of Prior Liens unless consented to by Mortgagee) and (b) Liens hereafter created and which, pursuant to the provisions of Section 1.12, are superior to the Lien and security interests created and evidenced hereby, and Mortgagor does now and will forever warrant and defend to Mortgagee and all its successors and assigns such title and the validity and priority of the Lien and security interests created and evidenced hereby against the claims of all persons and parties whomsoever, (vii) there has been issued and there remain in effect each and every certificate of occupancy or use or other Permit currently required for the existing use and occupancy by Mortgagor and its tenants of the Premises and (viii) the Premises comply in all respects with all local zoning, land use, set back or other development and use requirements of Governmental Authorities.

             1.3.2 Mortgagor, immediately upon obtaining knowledge of the pendency of any proceedings for the eviction of Mortgagor from the Mortgaged Property or any part thereof by paramount title or otherwise questioning Mortgagor's title to the Mortgaged Property as warranted in this Mortgage, or of any condition that might reasonably be expected to give rise to any such proceedings, shall notify Mortgagee thereof. Mortgagee may participate in such proceedings, and Mortgagor will deliver or cause to be delivered to Mortgagee all instruments requested by Mortgagee to permit such participation. In any such proceedings Mortgagee may be represented by counsel satisfactory to Mortgagee at the expense of Mortgagor. If, upon the resolution of such proceedings, Mortgagor shall suffer a loss of the Mortgaged Property or any part thereof or interest therein and title insurance proceeds shall be payable in connection therewith, such proceeds are hereby assigned to and shall be paid to Mortgagee to be applied as Net Cash Proceeds to the payment of the Secured Obligations in accordance with the provisions of Section 2.8(c) of the Credit Agreement.

            SECTION 1.4 Recording Documentation To Assure Security Interest; Fees and Expenses.

            1.4.1 Mortgagor shall, forthwith after the execution and delivery of this Mortgage and thereafter, from time to time, cause this Mortgage and any financing statement, continuation statement or similar instrument relating to any thereof or to any property intended to be subject to the Lien of this Mortgage to be filed, registered and recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the validity and priority thereof or the Lien hereof purported to be created upon the Mortgaged Property and the interest and rights of Mortgagee therein. Mortgagor shall pay or cause to be paid all taxes and fees incident to such filing, registration and recording, and all expenses incident to the preparation, execution and acknowledgment thereof, and of any instrument of further assurance, and all Federal or state stamp taxes or other taxes, duties and charges arising out of or in connection with the execution and delivery of such instruments.

            1.4.2 Mortgagor shall, at the sole cost and expense of Mortgagor, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers, financing statements, continuation statements and assurances as Mortgagee shall from time to time request, which may be necessary in the judgment of Mortgagee from time to time to assure, perfect, convey, assign, mortgage, transfer and confirm unto Mortgagee, the property and rights hereby conveyed or assigned or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee or for carrying out the intention or facilitating the performance of the terms of this Mortgage or the filing, registering or recording of this Mortgage. In the event Mortgagor shall fail after demand to execute any instrument required to be executed by Mortgagor under this subsection 1.4.2, Mortgagee may execute the same as the attorney-in-fact for Mortgagor, such power of attorney being coupled with an interest and irrevocable.

            SECTION 1.5 Payment of Taxes, Insurance Premiums, Assessments; Compliance with Law and Insurance Requirements.

            1.5.1 Unless and to the extent contested by Mortgagor in accordance with the provisions of subsection 1.5.5 hereof, Mortgagor shall pay and discharge, or cause to be paid and discharged, from time to time when the same shall become due, all real estate and other taxes, special assessments, levies, permits, inspection and license fees, all premiums for insurance, all water and sewer rents and charges and all other public charges imposed upon or assessed against the Mortgaged Property or any part thereof or upon the Rents. Mortgagor shall, upon Mortgagee's request, deliver to Mortgagee, receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed against the Mortgaged Property or any part thereof or the Rents.

            1.5.2 From and after the occurrence and during the continuance of an Event of Default (as hereinafter defined), at the option and upon the request of Mortgagee, Mortgagor shall deposit with Mortgagee, on the first day of each month, an amount estimated by Mortgagee to be equal to one-twelfth of the annual taxes, assessments and other items required to be discharged by Mortgagor under subsection 1.5.1. Such amounts shall be held by Mortgagee without interest to Mortgagor and applied to the payment of the obligations in respect of which such amounts were deposited, in such priority as Mortgagee shall determine, on or before the respective dates on which such obligations or any part thereof would become delinquent. Nothing contained in this Section 1.5 shall (i) affect any right or remedy of Mortgagee under any provision of this Mortgage or of any statute or rule of law to pay any such amount as provided above from its own funds and to add the amount so paid, together with interest at a rate per annum (the "Default Rate") equal to the highest rate then payable under the Loan Agreement during such time that any amount remains outstanding, to the Secured Obligations or (ii) relieve Mortgagor of its obligations to make or provide for the payment of the annual taxes, assessments and other charges required to be discharged by Mortgagor under subsection 1.5.1. Mortgagor hereby grants to Mortgagee a security interest in all sums held pursuant to this subsection 1.5.2 to secure payment and performance of the Secured Obligations. During the continuance of any Event of Default, Mortgagee may, at its option, apply all or any part of the sums held pursuant to this subsection 1.5.2 to payment and performance of the Secured Obligations. Mortgagor shall redeposit with Mortgagee an amount equal to all amounts so applied as a condition to the cure, if any, of such Event of Default in addition to fulfillment of any other required conditions.

            1.5.3 Unless and to the extent contested by Mortgagor in accordance with the provisions of subsection 1.5.5, Mortgagor shall timely pay, or cause to be paid, all lawful claims and demands of mechanics, materialmen, laborers, government agencies administering worker's compensation insurance, old age pensions and social security benefits and all other claims, judgments, demands or amounts of any nature which, if unpaid, might result in, or permit the creation of, a Lien on the Mortgaged Property or any part thereof, or on the Rents or which might result in forfeiture of all or any part of the Mortgaged Property.

            1.5.4 Mortgagor shall maintain, or cause to be maintained, in full force and effect all permits, certificates, authorizations, consents, approvals, licenses, franchises or other instruments now or hereafter required by any Governmental Authority to operate or use and occupy the Premises and the Equipment for its intended uses (collectively, "Permits"; each, a "Permit"). Unless and to the extent contested by Mortgagor in accordance with the provisions of subsection 1.5.5 hereof, Mortgagor shall comply with all requirements set forth in the Permits and all requirements of any law, ordinance, rule, regulation or similar statute or case law (collectively, "Requirements of Law") of any Governmental Authority applicable to all or any part of the Mortgaged Property or the condition, use or occupancy of all or any part thereof or any recorded deed of restriction, declaration, covenant running with the land or otherwise, now or hereafter in force. Mortgagor shall not initiate, join in, or consent to any change in the zoning or any other permitted use classification of the Premises without the prior written consent of Mortgagee.

            1.5.5 Mortgagor may at its own expense contest the amount or applicability of any of the obligations described in subsections 1.5.1, 1.5.3 or
1.5.4 by appropriate legal proceedings, prosecution of which operates to prevent the collection or enforcement thereof and the sale or forfeiture of the Mortgaged Property or any part thereof to satisfy such obligations; provided however, that in connection with such contest, Mortgagor shall, at the option of Mortgagee, have made provision for the payment or performance of such contested obligation on Mortgagor's books if and to the extent required by GAAP or deposited with Mortgagee to hold for the benefit of Mortgagor a sum sufficient to pay and discharge such obligation and Mortgagee's estimate of all interest and penalties related thereto. Any such deposit (and any income earned thereon) not otherwise used to pay such obligation, interest or penalties shall be promptly returned to Mortgagor. Notwithstanding the foregoing provisions of this subsection 1.5.5, (i) no contest of any such obligations may be pursued by Mortgagor if such contest would expose Mortgagee or any Lender to any possible criminal liability or, unless Mortgagor shall have furnished a bond or other security thereof or satisfactory to Mortgagee or such Lender, as the case may be, any additional civil liability for failure to comply with such obligations and (ii) if at any time payment or performance of any obligation contested by Mortgagor pursuant to this subsection 1.5.5 shall become necessary to prevent the delivery of a tax or similar deed conveying the Mortgaged Property or any portion thereof because of nonpayment or nonperformance, Mortgagor shall pay or perform the same, in sufficient time to prevent the delivery of such tax or similar deed or such termination or forfeiture.

            1.5.6 Mortgagor shall not take any action that could be the basis for termination, revocation or denial of any insurance coverage required to be maintained under this Mortgage or that could be the basis for a defense to any claim under any insurance policy maintained in respect of the Premises or the Equipment and Mortgagor shall otherwise comply in all respects with the requirements of any insurer that issues a policy of insurance in respect of the Premises or the Equipment; provided, however, that Mortgagor may, at its own expense and after notice to Mortgagee, (i) contest the applicability or enforceability of any such requirements by appropriate legal proceedings, prosecution of which does not constitute a basis for cancellation or revocation of any insurance coverage required under Section 1.7 hereof or (ii) cause the insurance policy containing any such requirement to be replaced by a new policy complying with the provisions of Section 1.7.

            1.5.7 Mortgagor shall, promptly upon receipt of any written notice regarding any failure by Mortgagor to pay or discharge any of the obligations described in subsection 1.5.1, 1.5.3, 1.5.4 or 1.5.6, furnish a copy of such notice to Mortgagee.

            1.5.8 In the event that the proceeds of any tax claim are paid after Mortgagee has exercised its right to foreclose the Lien of this Mortgage, such proceeds shall be paid to Mortgagee to satisfy any deficiency remaining after such foreclosure. Mortgagee shall retain its interest in the proceeds of any tax claim during any redemption period. The amount of any such proceeds in excess of any deficiency claim of Mortgagee shall reasonably promptly be released to Mortgagor.

             SECTION 1.6 Certain Tax Law Changes. In the event of the passage after the date of this Mortgage of any law deducting from the value of real property, for the purpose of taxation, amounts in respect of any Lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage or any other Loan Document, Mortgagor shall promptly pay to Mortgagee such amount or amounts as may be necessary from time to time to pay such tax.

             SECTION 1.7 Required Insurance Policies.

             1.7.1 Mortgagor shall maintain in respect of the Premises and the Equipment the following insurance coverages:

             (i) Physical hazard insurance on an "all risk" basis covering, without limitation, hazards commonly covered by fire and extended coverage, lightning, windstorm, civil commotion, hail, riot, strike, water damage, sprinkler leakage, collapse and malicious mischief, in an amount equal to the full replacement cost of the Improvements and all Equipment, with such deductibles as Mortgagee may from time to time require, and, if Mortgagee shall not have imposed any such requirements, with such deductibles as would be maintained by a prudent operator of property similar in use and configuration to the Premises and located in the locality where the Premises are located. "Full replacement cost" means the Cost of Construction (as hereinafter defined) to replace the Improvements and the Equipment, exclusive of depreciation, excavation, foundation and footings, as determined from time to time (but not less frequently than once every twelve (12) months) by a Person selected by Mortgagor and reasonably acceptable to Mortgagee;

          (ii) Comprehensive general liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Premises and any adjoining streets, sidewalks and passageways, and covering any and all claims, including, without limitation, all legal liability to the extent insurable imposed upon Mortgagee and all court costs and attorneys' fees, arising out of or connected with the possession, use, leasing, operation or condition of the Premises with policy limits and deductibles in such amounts as Mortgagee may from time to time require, and, if Mortgagee shall not have imposed such requirements, in such amounts as from time to time would be maintained by a prudent operator of property similar in use and configuration to the Premises and located in the locality where the Premises are located;

            (iii) Worker's compensation insurance as required by the laws of the state where the Premises are located to protect Mortgagor and Mortgagee against claims for injuries sustained in the course of employment at the Premises;

            (iv) Explosion insurance in respect of any boilers and similar apparatus located on the Premises or comprising any Equipment, with policy limits and deductibles in such amounts as Mortgagee may from time to time require, and, if Mortgagee shall not have imposed any such requirements, in such amounts as would be maintained by a prudent operator of property similar in use and configuration to the Premises and the Equipment and located in the locality where the Premises and Equipment are located;

            (v) Business interruption insurance and/or loss of "rental value" insurance covering one year of loss, the term "rental value" to mean the sum of (a) the total estimated gross rental income from tenant occupation of the Improvements as furnished and equipped under Leases and (b) the total amount of all other charges which are the legal obligation of the tenants, lessees and sublessees of the Premises under Leases;

            (vi) If the Premises are located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, each as amended, or any successor laws, flood insurance with policy limits and deductibles in such amounts as Mortgagee may from time to time reasonably require, and, if Mortgagee shall not have imposed any such requirements, in such amounts as would be maintained by a prudent operator of property similar in use and configuration to the Premises and located in the locality where the Premises are located; and

            (vii) Such other insurance, against such risks and with policy limits and deductibles in such amounts as Mortgagee may from time to time require, and, if no such requirements shall have been imposed, in such amounts as would be maintained by a prudent operator of property similar in use and configuration to the Premises and located in the locality where the Premises are located.

            1.7.2 All insurance policies required by this Section 1.7 shall be in form satisfactory to Mortgagee. All insurance policies in respect of the coverages required by subsections 1.7.1(i), 1.7.1(iv), 1.7.1(v), 1.7.1(vi) and, if applicable, 1.7.l(vii), shall be in amounts at least sufficient to prevent coinsurance liability, and all losses thereunder shall be payable to Mortgagee, as loss payee, pursuant to a standard non-contributory New York mortgagee endorsement. All insurance policies in respect of the coverages required by subsections 1.7.1(ii) and, if applicable, 1.7.1(vii) shall name Mortgagee as an additional insured. Each policy of insurance required under this Section 1.7 shall provide that it may not be modified, reduced, cancelled or otherwise terminated without at least thirty (30) days' prior written notice to Mortgagee and shall permit Mortgagee to pay any premium thereof or within thirty (30) days after receipt of any notice stating that such premium has not been paid when due. All insurance policies required hereunder shall provide that all losses thereunder shall be payable notwithstanding any act or negligence of Mortgagor or its agents or employees which otherwise might have resulted in a forfeiture of all or a part of such insurance payments. The policy or policies of such insurance or certificates of insurance evidencing the required coverages, and all renewals or extensions thereof, shall be delivered to Mortgagee. Settlement of any claim under any of the insurance policies referred to in this Section 1.7, if such claim involves (in the reasonable judgment of Mortgagee) loss in excess of $250,000, shall require the prior written approval of Mortgagee, and Mortgagor shall use reasonable efforts to cause each such policy to contain a provision to such effect.

            1.7.3 At least ten (10) days prior to the expiration of any insurance policy required by this Section 1.7, a policy or policies renewing or extending such expiring policy or renewal or extension certificates or other reasonable evidence of renewal or extension and that the applicable policies are in full force and effect shall be delivered to Mortgagee.

            1.7.4 Mortgagor shall not purchase separate insurance policies concurrent in form or contributing in the event of loss with those policies required to be maintained under this Section 1.7, unless Mortgagee is included thereon as a named insured and, if applicable, with loss payable to Mortgagee under an endorsement containing the provisions described in subsection 1.7.2. Mortgagor shall immediately notify Mortgagee whenever any such separate insurance policy is obtained and shall promptly deliver to Mortgagee the policy or certificate evidencing such insurance.

            1.7.5 Mortgagor shall, immediately upon receipt of any written notice of any failure by Mortgagor to pay any insurance premium in respect of any insurance policy required to be maintained under this Section 1.7, furnish a copy of such notice to Mortgagee.

            1.7.6 In the event that the proceeds of any insurance claim are paid after Mortgagee has exercised its right to foreclose the Lien of this Mortgage, such proceeds shall be paid to Mortgagee to satisfy any deficiency remaining after such foreclosure. Mortgagee shall retain its interest in the policies of insurance required to be maintained pursuant to this Mortgage during any redemption period.

            SECTION 1.8 Failure To Make Certain Payments. If Mortgagor shall fail to perform any of the covenants contained in this Mortgage, including, without limitation, Mortgagor's covenants to (i) pay the premiums in respect of all required insurance coverages, (ii) pay taxes and assessments, (iii) make repairs, (iv) discharge liens and encumbrances or (v) pay or perform any obligations of Mortgagor under the Leases, Mortgagee may, but shall not be obligated to, make advances to perform such covenant on Mortgagor's behalf, and all sums so advanced shall be included in the Secured Obligations and, to the extent permitted by applicable law, shall be secured hereby. Mortgagor shall repay on demand all sums so advanced by Mortgagee on behalf of Mortgagor, with interest at the Default Rate from the date of payment by Mortgagee to the date of reimbursement. Neither the provisions of this Section 1.8 nor any action taken by Mortgagee pursuant to the provisions of this Section 1.8 shall prevent any such failure to observe any covenant contained in this Mortgage from constituting an Event of Default. Mortgagee shall not be bound to inquire into the validity of any tax, lien or imposition which Mortgagor fails to pay as and when required hereby and which Mortgagor does not contest in accordance with the terms hereof.

            SECTION 1.9 Inspection. Mortgagor shall permit Mortgagee, by its agents, accountants and attorneys, to visit and inspect the Premises at such reasonable times as may be requested by Mortgagee.

            SECTION 1.10 Mortgagor To Maintain Improvements. Mortgagor shall not commit or suffer any waste on the Premises or with respect to any Equipment or make any change in the use of the Premises or any Equipment. Mortgagor represents and warrants that (i) the Premises are served by all utilities required or necessary for the current use thereof, (ii) all streets necessary to serve the Premises are completed and serviceable and have been dedicated and accepted as such by the appropriate Governmental Authorities and (iii) Mortgagor has access to the Premises from public roads sufficient to allow Mortgagor and its tenants and invitees to conduct its and their businesses at the Premises in accordance with sound commercial practices. Mortgagor shall, at all times, maintain the Premises and Equipment in good, safe and insurable operating order, condition and repair and shall make all repairs, structural or nonstructural, when necessary. Mortgagor shall (a) except as permitted in Section 1.14, not alter the occupancy or use of all or any part of the Premises without the prior written consent of Mortgagee and (b) do all other acts which from the character or use of the Premises and Equipment may be necessary or appropriate to maintain and preserve their value. Mortgagor shall not remove, demolish or alter, except as permitted in Section 1.14, the design or structural character of any Improvement now or hereafter erected upon all or any part of the Premises, or permit any such removal, demolition or alteration, without the prior written consent of Mortgagee, except that items constituting Equipment may be removed if such removal is temporary and for the purpose of making repairs or such items are immediately replaced with similar items of Equipment having a value and utility for their intended purposes that is not less than the value and such utility of the Equipment so removed.

            SECTION 1.11 Mortgagor's Obligations with Respect to Leases.

            1.11.1 Subject to the provisions of subsection 1.11.2 herein, Mortgagor will manage and operate the Mortgaged Property in a reasonably prudent manner and will not without the prior written consent of Mortgagee enter into any Lease of all or any part of the Premises.

            1.11.2 Mortgagor shall not:

            (i) receive or collect, or permit the receipt or collection of, any rental or other payments under any Lease more than one month in advance of the respective period in respect of which they are to accrue, except that (a) in connection with the execution and delivery of any Lease or of any amendment to any Lease, rental payments thereunder may be collected and received in advance in an amount not in excess of one month's rent and/or a reasonable security deposit may be required thereunder and (b) Mortgagor may receive and collect escalation and other charges in accordance with the terms of each Lease;

            (ii) assign, transfer or hypothecate (other than to Mortgagee hereunder) any rental or other payment under any Lease whether then due or to accrue in the future, the interest of Mortgagor as lessor under any Lease or the rents, issues, revenues, profits or other income of the Mortgaged Property;

            (iii) enter into any Lease after the date hereof that does not contain terms to the effect as follows:

                  (a) such Lease and the rights of the tenant thereunder
            (including, without limitation, any options to purchase or rights of first offer or refusal) shall be subject and subordinate to the rights of Mortgagee under and the Lien of this Mortgage;

                  (b) such Lease has been assigned as collateral security by
            Mortgagor as landlord thereunder to Mortgagee under this Mortgage;

                  (c) in the case of any foreclosure hereunder, the rights and remedies of the tenant in respect of any obligations of any successor landlord thereunder shall be limited to the equity interest of such successor landlord in the Premises and any successor landlord shall not (1) be liable for any act, omission or default of any prior landlord under the Lease, (2) be required to make or complete any tenant improvements or capital improvements or repair, restore, rebuild or replace the demised premises or any part thereof in the event of damage, casualty or condemnation or (3) be required to pay any amounts to tenant arising under the Lease prior to such successor landlord taking possession;

                  (d) the tenant's obligation to pay rent and any additional rent shall not be subject to any abatement, deduction, counterclaim or setoff as against any mortgagee or purchaser upon the foreclo-sure of any of the Premises or the giving or granting of a deed in lieu thereof by reason of a landlord default occurring prior to such foreclosure or delivery of such deed and such mortgagee or purchaser will not be bound by any advance payments of rent in excess of one month or any security deposits unless such security was actually received by Mortgagee (or in the case of a letter of credit, was properly transferred in negotiable form);

                  (e) the tenant agrees to attorn, at the option of Mortgagee or any purchaser of the Premises, upon a foreclosure of the Premises or the giving or granting of a deed in lieu thereof; and

                  (f) the tenant agrees to give notice to Mortgagee of any
            default by landlord under the Lease and Mortgagee shall have a reasonable time to cure, should Mortgagee so elect, any default of landlord prior to tenant exercising any rights of tenant to terminate or cancel such Lease.

            (iv) enter into any amendment or modification of any Lease which would change the unexpired term thereof or decrease the amount of the rents or other amounts payable thereunder or impair the value or utility of the Mortgaged Property or the security provided by this Mortgage;

            (v) enter into any further lease or sublease of the property subject to any Lease without the prior written consent of Mortgagee, unless such Lease is not amended in any respect and the primary obligor under such Lease is not released in any respect from its responsibilities and liabilities under such Lease as a result of such lease or sublease;

            (vi) terminate (whether by exercising any contractual right of Mortgagor to recapture leased space or otherwise) or permit the termination of any Lease or accept surrender of all or any portion of the space demised under any Lease prior to the end of the term thereof or accept assignment of any Lease to Mortgagor unless:

                  (a) the tenant under such Lease has not paid the equivalent of two months' rent and Mortgagor has made reasonable efforts to collect such rent; or

                  (b) Mortgagor shall deliver to Mortgagee an Officer's
            Certificate to the effect that Mortgagor has entered into a new Lease (or Leases) for the space covered by the terminated or assigned Lease with a term (or terms) which expire(s) no earlier than the date on which the terminated or assigned Lease was to expire (excluding renewal options), and with a tenant (or tenants) having a creditworthiness (as reasonably determined by Mortgagor) sufficient to pay the rent and other charges due under the new Lease (or Leases), and the tenant(s) shall have commenced paying rent, including all operating expenses and other amounts payable under the new Lease (or Leases) without any abatement or concession; or

            (vii) waive, excuse, condone or in any manner discharge or release any tenants of or from the obligations of such tenants under their respective Leases or guarantors of tenants from obligations under any guarantees of the Leases except in the ordinary and prudent course of business with due regard for the security afforded Mortgagee thereby.

            1.11.3 Mortgagor shall timely perform and observe all the terms, covenants and conditions required to be performed and observed by Mortgagor under each Lease and shall at all times do all things necessary to require performance by the lessee, franchisee, licensee or grantee under each Lease of all obligations, covenants and agreements by such party to be performed thereunder. Mortgagor shall promptly notify Mortgagee of the receipt of any notice from any lessee under any Lease claiming that Mortgagor is in default in the performance or observance of any of the terms, covenants or conditions thereof to be performed or observed by Mortgagor and will cause a copy of each such notice to be promptly delivered to Mortgagee.

            SECTION 1.12 Transfer Restrictions. Except as provided in Section 1.11, Mortgagor may not, without the prior written consent of Mortgagee, further mortgage, encumber, hypothecate, sell, convey or assign all or any part of the Mortgaged Property or suffer any of the foregoing to occur by operation of law or otherwise. Notwithstanding the provisions of the foregoing sentence, so long as no Event of Default shall have occurred and be continuing, Mortgagor shall have the right to suffer, in respect of the Mortgaged Property, the Liens in respect of amounts payable or obligations to be performed by Mortgagor pursuant to subsections 1.5.1, 1.5.3 and

1.5.4; provided, however, that such amounts are not yet due and payable or are being contested in accordance with the provisions of subsection 1.5.5. Each of the Liens and other transfers permitted by this Section 1.12 shall in all respects be subject and subordinate in priority to the Lien and security interests created and evidenced hereby except to the extent the law or regulation creating or authorizing such Lien provides that such Lien must be superior to the Lien and security interest created and evidenced hereby.

            SECTION 1.13 Destruction; Condemnation.

            1.13.1 Destruction; Insurance Proceeds. If there shall occur any damage to, or loss or destruction of, the Improvements, Equipment, or any part of any thereof (each, a "Destruction"), Mortgagor shall promptly send to Mortgagee a notice setting forth the nature and extent of such Destruction. The proceeds of any insurance payable in respect of such Destruction are hereby assigned and shall be paid to Mortgagee. All such proceeds, together with any interest earned thereon, less the amount of any expenses incurred in litigating, arbitrating, compromising or settling any claim arising out of such Destruction (the "Net Proceeds"), shall be applied in accordance with the provisions of subsections 1.13.3, 1.13.4 and 1.13.5.

            1.13.2 Condemnation; Assignment of Award. If there shall occur any taking of the Mortgaged Property or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of the Mortgaged Property or any part thereof, by any Governmental Authority, civil or military (each, a "Taking"), Mortgagor shall immediately notify Mortgagee upon receiving notice of such Taking or commencement of proceedings therefor. Mortgagee may participate in any proceedings or negotiations which might result in any Taking, and Mortgagor shall deliver or cause to be delivered to Mortgagee all instruments requested by it to permit such participation. Mortgagee may be represented by counsel satisfactory to it at the expense of Mortgagor in connection with any such participation. Mortgagor shall pay all fees, costs and expenses incurred by Mortgagee in connection with any Taking and in seeking and obtaining any award or payment on account thereof. Any proceeds, award or payment in respect of any Taking are hereby assigned and shall be paid to Mortgagee. Mortgagor shall take all steps necessary to notify the condemning authority of such assignment. Such proceeds, award or payment, together with any interest earned thereon, less the amount of any expenses incurred in litigating, arbitrating, compromising or settling any claim arising out of such Taking (the "Net Award"), shall be applied in accordance with the provisions of subsections 1.13.3, 1.13.4 and 1.13.5.

            1.13.3 Restoration. In the event Mortgagor is permitted or required to apply a Net Award or Net Proceeds, in accordance with the provisions of
Section 2.7(c) of the Credit Agreement and such Net Award or Net Proceeds is in an amount less than or equal to $250,000, Mortgagor shall apply such Net Award or Net Proceeds to perform a restoration (each, a "Restoration") of the Premises and Equipment. In the event Mortgagor elects to perform a Restoration, Mortgagor shall give written notice (each, a "Restoration Election Notice") of such election to Mortgagee within thirty (30) days after the date that Mortgagor receives notice of collection by Mortgagee of the applicable Net Proceeds or Net Award, as the case may be. In the event Mortgagee does not receive a Restoration Election Notice within such 30-day period, Mortgagee may apply any such Net Proceeds or Net Award held by Mortgagee to the payment of the Secured Obligations in accordance with the provisions of Section 2.7(c) of the Credit Agreement or, at the option of Mortgagee, may continue to hold such Net Proceeds or Net Award as additional collateral to secure the performance by Mortgagor of the Secured Obligations. In the event Mortgagor elects to perform any Restoration contemplated by this subsection 1.13.3, Mortgagee shall release such Net Award or Net Proceeds to Mortgagor as soon as practicable following receipt of a Restoration Election Notice but in no event more than fifteen (15) days following such receipt. Mortgagor shall, within fifteen (15) days following the date of its receipt of any proceeds in respect of a Destruction or Taking, as the case may be, commence and diligently continue to perform the Restoration of that portion or portions of the Improvements and Equipment subject to such Destruction or affected by such Taking so that, upon the completion of the Restoration, the Premises and Equipment will be in the same condition and shall be of at least equal value and utility for its intended purposes as the Premises and Equipment was immediately prior to such Destruction or Taking. Mortgagor shall so complete such Restoration with its own funds to the extent that the amount of any Net Award or Net Proceeds is insufficient for such purpose.

            1.13.4 Major Restoration. In the event Mortgagor is permitted or required to apply a Net Award or Net Proceeds in accordance with the provisions of Section 2.7(c) of the

Credit Agreement and such Net Award or Net Proceeds is in an amount greater than $250,000, Mortgagee shall apply such Net Award or Net Proceeds, as the case may be, to perform a Restoration of the Premises and Equipment. In the event a Restoration is to be performed under this subsection 1.13.4, Mortgagee shall not release any part of the Net Award or the Net Proceeds except in accordance with the provisions of subsection 1.13.5, and Mortgagor shall, prior to commencing any work to effect a Restoration of the Premises and Equipment, promptly (but in no event later than ninety (90) days following any Destruction or Taking) furnish to Mortgagee:

            (i) complete plans and specifications (the "Plans and Specifications") for the Restoration;

            (ii) a certificate (an "Architect's Certificate") of an independent, reputable architect or engineer acceptable to Mortgagee and licensed in the state where the Premises is located (a) listing all permits and approvals required by law in connection with the Restoration, (b) stating that all permits and approvals required by law to commence work in connection with the Restoration have been obtained, (c) stating that the Plans and Specifications have been reviewed and approved by the signatory thereto, (d) stating such signatory's estimate (an "Estimate") of the costs of completing the Restoration and (e) stating that upon completion of such Restoration in accordance with the Plans and Specifications, the value and utility of the Premises and the Equipment will be approximately equal to or greater than the value and utility thereof immediately prior to the Destruction or Taking relating to such Restoration; and

            (iii) if the Estimate exceeds the Net Proceeds or Net Award, as the case may be, a surety bond for, guarantee of, or irrevocable letter of credit (a "Letter of Credit") or other irrevocable and unconditional commitment to provide funds (each, a "Commitment") for the payment of the excess cost of such Restoration, payable to or in favor of Mortgagee, as Administrative Agent, which bond, guaranty, Letter of Credit or Commitment
      (A) shall be signed by a surety or sureties or guarantor(s), as the case may be, acceptable to Mortgagee and, in the case of a Letter of Credit or Commitment, shall be provided by a Lender or other financial institution having capital and surplus in excess of $500 million as shown in its most recent available statement of financial condition and (B) shall be in an amount not less than the excess of the amount of the Estimate over the amount of the Net Award or Net Proceeds, as the case may be, then held by Mortgagee for application toward the cost of such Restoration.

            Mortgagee shall have the right to review and approve the Plans and Specifications. Promptly upon any approval of the Plans and Specifications by Mortgagee, Mortgagor shall commence and diligently continue to perform the Restoration in accordance with such approved Plans and Specifications. Mortgagor shall so complete such Restoration with its own funds to the extent that the amount of any Net Award or Net Proceeds is insufficient for such purpose.

            1.13.5 Restoration Advances Following Destruction or Taking of Mortgaged Property. In the event Mortgagor shall be required or permitted to perform a Restoration of the Premises and Equipment as provided in subsection 1.13.4, Mortgagee shall apply any Net Proceeds or the Net Award held by Mortgagee on account of the applicable Destruction or Taking to the payment of the cost of performing such Restoration and shall pay portions of the same, from time to time, to Mortgagor or, at Mortgagee's option, exercised from time to time, directly to the contractors, subcontractors, materialmen, laborers, engineers, architects, and other persons rendering services or material for such Restoration, subject to the following conditions:

            (i) Each request for payment shall be made on at least ten (10) days' prior notice to Mortgagee and shall be accompanied by an Architect's Certificate stating (a) that all the Restoration work then completed has been done in compliance with the Plans and Specifications, as approved by Mortgagee, and in accordance with all provisions of law, (b) the sums requested are required to reimburse Mortgagor for payments by Mortgagor to, or are due to, the contractors, subcontractors, materialmen, laborers, engineers, architects, or other persons rendering services or materials for the Restoration, and that, when added to the sums, if any, previously paid out by Mortgagee, such sums do not exceed the cost of the Restoration to the date of such Architect's Certificate, (c) whether or not the Estimate continues to be accurate, and if not, what the entire cost of such Restoration is then estimated to be, and (d) that the amount of the Net Proceeds or Net Award, as the case may be, remaining after giving effect to such payment will be sufficient on completion of the Restoration to pay for the same in full

      (including, in detail, an estimate by trade of the remaining costs of completion);

            (ii) Each request for payment shall be accompanied by an opinion of counsel to Mortgagor (which counsel shall be independent and acceptable to Mortgagee), or a title insurance policy, binder or endorsement in form and substance satisfactory to Mortgagee confirming that (a) all Liens (other than Prior Liens) covering that part of the Restoration previously paid for, if any, have been waived and (b) there has not been filed with respect to all or any part of the Premises any Lien (other than Prior Liens) which is not discharged of record and which could have priority over the Lien of this Mortgage in respect of any part of the Secured Obligations; and

            (iii) The final request for any payment after the Restoration has been completed shall be accompanied by an Architect's Certificate listing all certificates, permits, licenses, waivers, other documents, or any combination of the foregoing required by law in connection with or as a result of such Restoration and stating that all of the same have been obtained.

            In the event that there shall be any surplus after application of the Net Award or the Net Proceeds to Restoration of the Improvements and the Equipment, such surplus shall be applied as Net Cash Proceeds in accordance with
Section 2.7(b) of the Credit Agreement or, at the option of Mortgagee, shall be held by Mortgagee as additional collateral to secure the performance by Mortgagor of the Secured Obligations.

            SECTION 1.14 Alterations. Mortgagor shall not, without the prior written consent of Mortgagee, make any addition, modification or change (each, an "Alteration"), structural or nonstructural, to the Premises that costs more to effect than $100,000. Whether or not Mortgagee has consented to the making of any Alteration, Mortgagor shall (i) complete each Alteration promptly, in a good and workmanlike manner and in compliance with all applicable local laws, ordinances and requirements and (ii) pay when due all claims for labor performed and materials furnished in connection with such Alteration, unless contested in accordance with the provisions of subsection 1.5.5.

                        SECTION 1.15 Hazardous Material.

            1.15.1 Mortgagor represents and warrants that (i) it has obtained all permits, licenses and other authorizations which are required with respect to the ownership and operation of its business and the Mortgaged Property under any and all applicable Environmental Laws, (ii) it is in compliance with all terms and conditions of the required permits, licenses and authorizations, and is also in compliance with Environmental Laws, including, without limitation, all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws, (iii) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice or violation, investigation, proceeding, notice of demand letter pending or threatened against it or any subsidiary under the Environmental Laws which could result in a fine, penalty or other cost or expense and (iv) there are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans which may reasonably be expected to interfere with or prevent compliance with the Environmental Laws, or which may give rise to any common law or legal liability, including, without limitation, liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other Environmental Law or related common law theory or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing or notice of violation, study or investigation, based on or related to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Materials which could result in a fine, penalty or other cost or expense.

            1.15.2 Mortgagor shall (i) materially comply with any and all present and future Environmental Laws, (ii) not release, store, treat, handle, generate, discharge or dispose of any Hazardous Materials on, under or from the Mortgaged Property in violation of or in a manner that could result in any material liability under any present and future Environmental Law and (iii) take all necessary steps to initiate and expeditiously complete all remedial, corrective and other action to eliminate any such effect. In the event Mortgagor fails to comply with the covenants in the preceding sentence, Mortgagee may, in addition to any other remedies set forth herein, as agent for and at Mortgagor's sole cost and expense, cause any necessary remediation, removal or response action relating to Hazardous Materials to be taken and Mortgagor shall provide to Mortgagee and its agents and employees access to the Mortgaged Property for such purpose. Any costs or expenses incurred by Mortgagee for such purpose shall be immediately due and payable by Mortgagor and shall bear interest at the Default Rate. Mortgagee shall have the right at any time that the Secured Obligations are outstanding, at the sole cost and expense of Mortgagor, to conduct an environmental audit of the Mortgaged Property by such persons or firms appointed by Mortgagee, and Mortgagor shall cooperate in all respects in the conduct of such environmental audit, including, without limitation, by providing access to the Mortgaged Property and to all records relating thereto. To the extent that any environmental audit identifies conditions which violate, or could be expected to give rise to liability or obligations under, Environmental Laws, Mortgagor agrees to expeditiously correct any such violation or respond to conditions giving rise to such liability or obligations in a manner which complies with the Environmental Laws and mitigates associated health and environmental risks. Mortgagor shall indemnify and hold Mortgagee and each Lender harmless from and against all loss, cost, damage (including, without limitation, consequential damages) or expense (including, without limitation, reasonable attorneys' and consultants' fees and disbursements and the allocated costs of staff counsel) that Mortgagee or such Lender may sustain by reason of the assertion against Mortgagee or such Lender by any party of any claim relating to such Hazardous Materials on, under or from the Mortgaged Property or actions taken with respect thereto as authorized hereunder. The foregoing indemnification shall survive repayment of all Secured Obligations and any release or assignment of this Mortgage.

             SECTION 1.16 Asbestos. Mortgagor shall not install nor permit to be installed in or removed from the Mortgaged Property, asbestos or any asbestos-containing material (collectively, "ACM") except in compliance with all applicable Environmental Laws, and with respect to any ACM currently present in the Mortgaged Property, Mortgagor shall promptly either Ci) remove any ACM which such Environmental Laws require to be removed or (ii) otherwise comply with such Environmental Laws with respect to such ACM, all at Mortgagor's sole cost and expense. If Mortgagor shall fail so to remove any ACM or otherwise comply with such laws or regulations, Mortgagee may, in addition to any other remedies set forth herein, take reasonable or necessary steps to eliminate any ACM from the Mortgaged Property or otherwise comply with applicable law, regulations or orders and Mortgagor shall provide to Mortgagee and its agents and employees access to the Mortgaged Property for such purpose. Any costs or expenses incurred by Mortgagee for such purpose shall be immediately due and payable by Mortgagor and bear interest at the Default Rate. Mortgagor shall indemnify and hold Mortgagee and each Lender harmless from and against all loss, cost, damage (including, without limitation, consequential damages) and expense (including, without limitation, reasonable attorneys' and consultants' fees and disbursements and the allocated costs of staff counsel) that Mortgagee or such Lender may sustain, as a result of the presence of any ACM and any removal thereof or compliance with all applicable Environmental Laws. The foregoing indemnification shall survive repayment of all Secured Obligations and any release or assignment of this Mortgage.

            SECTION 1.17 Books and Records. Other Information.

            1.17.1 Mortgagor shall keep proper books of record and account in which full, true and correct entries shall be made of all dealings or transactions of or in relation to the Mortgaged Property and the business and affairs of Mortgagor relating to the Mortgaged Property. Mortgagee and its authorized representatives shall have the right at reasonable times and upon reasonable notice to examine the books and records of Mortgagor relating to the operation of the Mortgaged Property.

            1.17.2 Mortgagor shall, at any and all times, within a reasonable time after written request by Mortgagee, furnish or cause to be furnished to Mortgagee, in such manner and in such detail as may be reasonably requested by Mortgagee, additional information with respect to the Mortgaged Property.

            SECTION 1.18 No Claims Against Mortgagee. Nothing contained in this Mortgage shall constitute any consent or request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof, nor as giving Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Mortgagee in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien of this Mortgage.

            SECTION 1.19 Utility Services. Mortgagor shall pay, or cause to be paid, when due all charges for all public or private utility services, all public or private rail and highway services, all public or private communication services, all sprinkler systems, all protective services and any other services of whatever kind or nature at any time rendered to or in connection with the Premises or any part thereof, shall comply with all contracts relating to any such services and shall do all other things required for the maintenance and continuance of all such services to the extent required to fulfill the obligations set forth in Section 1.10.

                                   ARTICLE II

                    ASSIGNMENT OF LEASES; SECURITY AGREEMENT;
                              ASSIGNMENT AGREEMENT

             SECTION 2.1 Assignment of Leases, Rents, Issues and Profits.

            2.1.1 Mortgagor absolutely, presently and irrevocably assigns, transfers and sets over to Mortgagee, and grants to Mortgagee subject to the terms and conditions hereof, all Mortgagor's estate, right, title, interest, claim and demand as landlord to collect rent and other sums due under all existing Leases and any other Leases, including, without limitation, all extensions of the terms of the Leases (such assigned rights, "Mortgagor's Interest"), as follows:

            (i) the immediate and continuing right to receive and collect Rents payable by all tenants or other parties pursuant to the Leases;

            (ii) all claims, rights, powers, privileges and remedies of Mortgagor, whether provided for in any Lease or arising by statute or at law or in equity or otherwise, consequent on any failure on the part of any tenant to perform or comply with any term of any Lease;

            (iii) all rights to take all actions upon the happening of a default under any Lease as shall be permitted by such Lease or by law, including, without limitation, the commencement, conduct and consummation of proceedings at law or in equity; and

            (iv) the full power and authority, in the name of Mortgagor or otherwise, to enforce, collect, receive and receipt for any and all of the foregoing and to do any and all other acts and things whatsoever which Mortgagor or any landlord is or may be entitled to do under the Leases.

            2.1.2 Any Rents receivable by Mortgagee hereunder, after payment of all proper costs and charges, shall be applied to all amounts due and owing under and as provided in this Mortgage and the Credit Agreement. Mortgagee shall be accountable to Mortgagor only for Rents actually received by Mortgagee pursuant to this assignment. The collection of such Rents and the application thereof shall not cure or waive any Event of Default or waive, modify or affect notice of Event of Default or invalidate any act done pursuant to such notice.

            2.1.3 So long as no Event of Default shall have occurred and be continuing, Mortgagor shall have a license to collect and apply the Rents and to enforce the obligations of tenants under the Leases. Immediately upon the occurrence and during the continuance of any Event of Default, the license granted in the immediately preceding sentence shall cease and terminate, with or without any notice, action or proceeding or the intervention of a receiver appointed by a court. Upon such Event of Default and during the continuance thereof, Mortgagee may, to the fullest extent permitted by the Leases, (i) exercise any of Mortgagor's rights under the Leases, (ii) enforce the Leases,
(iii) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all Rents or other payments that may then be or may thereafter become due, owing or payable with respect to the Leases and (iv) generally, do, execute and perform any other act, deed, matter or thing whatsoever that ought to be done, executed and performed in and about or with respect to the Leases, as fully as allowed or authorized by Mortgagor's Interest.

            2.1.4 Upon the occurrence and during the continuance of an Event of Default, Mortgagor shall, at the direction of Mortgagee, further authorize and direct the tenant under each Lease to pay directly to, or as directed by, Mortgagee all Rents accruing or due under its Lease without proof to the tenant of the occurrence and continuance of such Event of Default. Mortgagor hereby authorizes the tenant under each Lease to rely upon and comply with any notice or demand from Mortgagee for payment of Rents to Mortgagee and Mortgagor shall have no claim against any tenant for Rents paid by such tenant to Mortgagee pursuant to such notice or demand.

            2.1.5 Mortgagor at its sole cost and expense shall use commercially reasonable efforts to enforce the Leases in accordance with their terms. Neither this Mortgage nor any action or inaction on the part of Mortgagee shall release any tenant under any Lease, any guarantor of any Lease or Mortgagor from any of their respective obligations under the Leases or constitute an assumption of any such obligation on the part of Mortgagee. No action or failure to act on the part of Mortgagor shall adversely affect or limit the rights of Mortgagee under this Mortgage or, through this Mortgage, under the Leases.

            2.1.6 All rights, powers and privileges of Mortgagee herein set forth are coupled with an interest and are irrevocable, subject to the terms and conditions hereof, and Mortgagor shall not take any action under the Leases or otherwise which is inconsistent with this Mortgage or any of the terms hereof and any such action inconsistent herewith or therewith shall be void. Mortgagor shall, from time to time, upon request of Mortgagee, execute all instruments and further assurances and all supplemental instruments and take all such action as Mortgagee from time to time may reasonably request in order to perfect, preserve and protect the interests intended to be assigned to Mortgagee hereby.

            2.1.7 Mortgagor shall not, unilaterally or by agreement, subordinate, amend, modify, extend, discharge, terminate, surrender, waive or otherwise change any term of any of the Leases in any manner which would violate this Mortgage. If the Leases shall be amended as permitted hereby, they shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto.

            2.1.8 Nothing contained herein shall operate or be construed to (i) obligate Mortgagee to perform any of the terms, covenants or conditions contained in the Leases or otherwise to impose any obligation upon Mortgagee with respect to the Leases (including, without limitation, any obligation arising out of any covenant of quiet enjoyment contained in the Leases in the event that any tenant under a Lease shall have been joined as a party defendant in any action by which the estate of such tenant shall be terminated) or (ii) place upon Mortgagee any responsibility for the operation, control, care, management or repair of the Premises.

            SECTION 2.2 Security Interest in Personal Property.

            2.2.1 This Mortgage shall constitute a security agreement and shall create and evidence a security interest or common law Lien in all the Equipment and in all the other items of Mortgaged Property in which a security interest may be granted or a common law pledge created pursuant to the Uniform Commercial Code as in effect in the state in which the Premises are located or under the common law in such state collectively, "Personal Property").

            2.2.2 Upon the occurrence of any Event of Default, in addition to the remedies set forth in Article III, Mortgagee shall have the power to sell the Personal Property in accordance with the Uniform Commercial Code as enacted in the state in which the Premises are located or under other applicable law. It shall not be necessary that any Personal Property offered be physically present at any such sale or constructively in the possession of Mortgagee or the person conducting the sale.

            2.2.3 Upon the occurrence and during the continuance of any Event of Default, Mortgagee may sell the Personal Property or any part thereof at public or private sale with notice to Mortgagor as hereinafter provided. The proceeds of any such sale, after deducting all expenses of Mortgagee in taking, storing, repairing and selling the Personal Property (including, without limitation, attorneys' fees and legal expenses), shall be applied in the manner set forth in subsection 3.3.3. At any sale, public or private, of the Personal Property or any part thereof, Mortgagee may purchase any or all of the Personal Property offered at such sale.

            2.2.4 Mortgagee shall give Mortgagor reasonable notice of any sale of any of the Personal Property pursuant to the provisions of this Section 2.2. Notwithstanding the provisions of Section 5.2, any such notice shall conclusively be deemed to be reasonable and effective if such notice is mailed at least five (5) days prior to any sale, by first class or certified mail, postage prepaid, to Mortgagor at its address determined in accordance with the provisions of Section 5.2.

                                  ARTICLE III

                         EVENTS OF DEFAULT AND REMEDIES

            SECTION 3.1 Events of Default. It shall be an Event of Default hereunder if there shall have occurred and be continuing an Event of Default under the Credit Agreement.

            SECTION 3.2 Remedies in Case of an Event of Default. If any Event of Default shall have occurred and be continuing, Mortgagee may at its option, in addition to any other action permitted under this Mortgage or the Credit Agreement or by law, statute or in equity, take one or more of the following actions:

            3.2.1 by written notice to Mortgagor, declare the entire unpaid amount of the Secured Obligations to be due and payable immediately;

            3.2.2 personally, or by its agents or attorneys, (i) enter into and upon and take possession of all or any part of the Premises together with the books, records and accounts of Mortgagor relating thereto and, exclude Mortgagor, its agents and servants wholly therefrom, (ii) use, operate, manage and control the Premises and the Equipment and conduct the business thereof,
(iii) maintain and restore the Premises and the Equipment, (iv) make all necessary or proper repairs, renewals and replacements and such useful Alterations thereto and thereon as Mortgagee may deem advisable, (v) manage, lease and operate the Premises and carry on the business thereof and exercise all rights and powers of Mortgagor with respect thereto either in the name of Mortgagor or otherwise or (vi) collect and receive all earnings, revenues, rents, issues, profits and income of the Mortgaged Property and every part thereof. Mortgagee shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management except that any amounts so received by Mortgagee shall be applied as follows:

            FIRST: to pay costs and expenses (including, without limitation, attorneys' fees and expenses) of so entering upon, taking possession of, holding, operating and managing the Mortgaged Property or any part thereof, and any taxes, assessments or other charges which Mortgagee may consider necessary or desirable to pay, and any other amounts due to Mortgagee;

            SECOND: without duplication of amounts applied pursuant to clause FIRST above, to the indefeasible payment in full in cash of the Secured Obligations in accordance with the terms of the Credit Agreement; and

            THIRD: the balance, if any, to the Person lawfully entitled thereto (including Mortgagor or its successors or assigns), if all conditions to the release of this Mortgage shall have been fulfilled, but if any such condition shall not have been fulfilled, to be held by Mortgagee and thereafter applied to any future payments re-quired to be made in accordance with clauses FIRST and SECOND above.

            3.2.3 with or without entry, personally or by its agents or attorneys, (i) sell the Mortgaged Property and all estate, right, title and interest, claim and demand therein at one or more sales in one or more parcels, in accordance with the provisions of Section 3.3 or (ii) institute and prosecute proceedings for the complete or partial foreclosure of the Lien and security interests created and evidenced hereby; or

            3.2.4 take such steps to protect and enforce its rights whether by action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement in the Credit Agreement and the other Loan Documents, or in aid of the execution of any power granted in this Mortgage, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

            SECTION 3.3 Sale of Mortgaged Property if Event of Default Occurs; Proceeds of Sale.

            3.3.1 If any Event of Default shall have occurred and be continuing, Mortgagee may institute an action to foreclose this Mortgage or take such other action as may be permitted and available to Mortgagee at law or in equity for the enforcement of the Credit Agreement and realization on the Mortgaged Property and proceeds thereon through power of sale or to final judgment and execution thereof for the Secured Obligations, and in furtherance thereof Mortgagee may sell the Mortgaged Property at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law or statute or in equity. Mortgagee may execute and deliver to the purchaser at such sale a conveyance of the Mortgaged Property in fee simple and an assignment or conveyance of all Mortgagor's Interest in the Leases and the Mortgaged Property, each of which conveyances and assignments shall contain recitals as to the Event of Default upon which the execution of the power of sale herein granted depends, and Mortgagor hereby constitutes and appoints Mortgagee the true and lawful attorney in fact of Mortgagor to make any such recitals, sale, assignment and conveyance, and all of the acts of Mortgagee as such attorney in fact are hereby ratified and confirmed. Mortgagor agrees that such recitals shall be binding and conclusive upon Mortgagor and that any assignment or conveyance to be made by Mortgagee shall divest Mortgagor of all right, title, interest, equity and right of redemption, including any statutory redemption, in and to the Mortgaged Property. The power and agency hereby granted are coupled with an interest and are irrevocable by death or dissolution, or otherwise, and are in addition to any and all other remedies which Mortgagee may have hereunder, at law or in equity. So long as the Secured Obligations, or any part thereof, remain unpaid, Mortgagor agrees that possession of the Mortgaged Property by Mortgagor, or any person claiming under Mortgagor, shall be as tenant, and, in case of a sale under power or upon foreclosure as provided in this Mortgage, Mortgagor and any person in possession under Mortgagor, as to whose interest such sale was not made subject, shall, at the option of the purchaser at such sale, then become and be tenants holding over, and shall forthwith deliver possession to such purchaser, or be summarily dispossessed in accordance with the laws applicable to tenants holding over. In case of any sale under this Mortgage by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Mortgaged Property may be sold as an entirety or in separate parcels in such manner or order as Mortgagee in its sole discretion may elect. One or more exercises of powers herein granted shall not extinguish or exhaust such powers, until the entire Mortgaged Property is sold or all amounts secured hereby are paid in full.

            3.3.2 In the event of any sale made under or by virtue of this
Article III, the entire principal of, and interest in respect of the Secured Obligations, if not previously due and payable, shall, at the option of Mortgagee, immediately become due and payable, anything in this Mortgage to the contrary notwithstanding.

            3.3.3 The proceeds of any sale made under or by virtue of this
Article III, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this Article III or otherwise, shall be applied as follows:

            FIRST: to pay the costs and expenses incurred by Mortgagee in enforcing its remedies under this Mortgage;

            SECOND: to pay the costs and expenses of the sale and of any receiver of the Mortgaged Property or any part thereof appointed pursuant to subsection 3.5.2;

            THIRD: without duplication of the amounts applied pursuant to clauses FIRST and SECOND above, to the inde-feasible payment in full in cash of the Secured Obligations in accordance with the terms of the Credit Agreement; and

            FOURTH: the balance, if any, to the Person lawfully entitled thereto (including Mortgagor or its successors or assigns).

            3.3.4 Mortgagee (on behalf of any Lender or on its own behalf) or any Lender or any of their respective Affiliates may bid for and acquire the Mortgaged Property or any part thereof at any sale made under or by virtue of this Article III and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the purchase price the unpaid amounts (whether or not then due) owing to Mortgagee, or such Lender in respect of the Secured Obligations, after deducting from the sales price the expense of the sale and the reasonable costs of the action or proceedings and any other sums that Mortgagee or such Lender is authorized to deduct under this Mortgage.

            3.3.5 Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales, and, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

            3.3.6 If the Premises is comprised of more than one parcel of land, Mortgagee may take any of the actions authorized by this Section 3.3 in respect of any or a number of individual parcels.

            SECTION 3.4 Additional Remedies in Case of an Event of Default.

            3.4.1 Mortgagee shall be entitled to recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of the provisions of this Mortgage, and the right of Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage, or the foreclosure of, or absolute conveyance pursuant to, this Mortgage. In case of proceedings against Mortgagor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, Mortgagee shall be entitled to prove the whole amount of principal and interest and other payments, charges and costs due in respect of the Secured Obligations to the full amount thereof without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property; provided, however, that in no case shall Mortgagee receive a greater amount than the aggregate of such principal, interest and such other payments, charges and costs (with interest at the Default Rate) from the proceeds of the sale of the Mortgaged Property and the distribution from the estate of Mortgagor.

            3.4.2 Any recovery of any judgment by Mortgagee and any levy of any execution under any judgment upon the Mortgaged Property shall not affect in any manner or to any extent the Lien and security interests created and evidenced hereby upon the Mortgaged Property or any part thereof, or any conveyances, powers, rights and remedies of Mortgagee hereunder, but such conveyances, powers, rights and remedies shall continue unimpaired as before.

            3.4.3 Any moneys collected by Mortgagee under this Section 3.4 shall be applied in accordance with the provisions of subsection 3.3.3.

            SECTION 3.5 Legal Proceedings After an Event of Default.

            3.5.1 After the occurrence of any Event of Default and immediately upon the commencement of any action, suit or legal proceedings to obtain judgment for the Secured Obligations or any part thereof, or of any proceedings to foreclose the Lien and security interest created and evidenced hereby or otherwise enforce the provisions of this Mortgage or of any other proceedings in aid of the enforcement of this Mortgage, Mortgagor shall enter its voluntary appearance in such action, suit or proceeding.

            3.5.2 Upon the occurrence and during the continuance of an Event of Default, Mortgagee shall be entitled forthwith as a matter of right, concurrently or independently of any other right or remedy hereunder either before or after declaring the Secured Obligations or any part thereof to be due and payable, to the appointment of a receiver without giving notice to any party and without regard to the adequacy or inadequacy of any security for the Secured Obligations or the solvency or insolvency of any person or entity then legally or equitably liable for the Secured Obligations or any portion thereof. Mortgagor hereby consents to the appointment of such receiver. Notwithstanding the appointment of any receiver,

Mortgagee shall be entitled as pledgee to the possession and control of any cash, deposits or instruments at the time held by or payable or deliverable under the terms of the Credit Agreement to Mortgagee.

            3.5.3 Mortgagor shall not (i) at any time insist upon, or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, (ii) claim, take or insist on any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales of the Mortgaged Property which may be made pursuant to this Mortgage, or pursuant to any decree, judgment or order of any court of competent jurisdiction or (iii) after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof. To the extent permitted by applicable law, Mortgagor hereby expressly
(i) waives all benefit or advantage of any such law or laws, including, without limitation, any statute of limitations applicable to this Mortgage, (ii) waives any and all rights to trial by jury in any action or proceeding related to the enforcement of this Mortgage, (iii) waives any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding brought in connection with this Mortgage and further waives and agrees not to plead that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum and (iv) covenants not to hinder, delay or impede the execution of any power granted or delegated to Mortgagee by this Mortgage but to suffer and permit the execution of every such power as though no such law or laws had been made or enacted. Mortgagee shall not be liable for any incorrect or improper payment made pursuant to this Article III in the absence of gross negligence or willful misconduct.

            SECTION 3.6 Remedies Not Exclusive. No remedy conferred upon or reserved to Mortgagee by this Mortgage is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Mortgage or now or hereafter existing at law or in equity. Any delay or omission of Mortgagee to exercise any right or power accruing on any Event of Default shall not impair any such right or power and shall not be construed to be a waiver of or acquiescence in any such Event of Default. Every power and remedy given by this Mortgage may be exercised from time to time concurrently or independently, when and as often as may be deemed expedient by Mortgagee in such order and manner as Mortgagee, in its sole discretion, may elect. If Mortgagee accepts any moneys required to be paid by Mortgagor under this Mortgage after the same become due, such acceptance shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums secured by this Mortgage or to declare an Event of Default with regard to subsequent defaults. If Mortgagee accepts any moneys required to be paid by Mortgagor under this Mortgage in an amount less than the sum then due, such acceptance shall be deemed an acceptance on account only and on the condition that it shall not constitute a waiver of the obligation of Mortgagor to pay the entire sum then due, and Mortgagor's failure to pay the entire sum then due shall be and continue to be a default hereunder notwithstanding acceptance of such amount on account.

                                   ARTICLE IV

                               CERTAIN DEFINITIONS

             The following terms shall have the following respective meanings:

            "Cost of Construction" means the sum, so far as it relates to the reconstructing, renewing, restoring or replacing of the Improvements, of (i) obligations incurred or assumed by Mortgagor or undertaken by tenants pursuant to the terms of the Leases for labor, materials and other expenses and to contractors, builders and materialmen; (ii) the cost of contract bonds and of insurance of all kinds that may reasonably be deemed by Mortgagor to be desirable or necessary during the course of construction; (iii) the expenses incurred or assumed by Mortgagor for test borings, surveys, estimates, any Plans and Specifications and preliminary investigations therefor or, and for supervising construction, as well as for the performance of all other duties required by or reasonably necessary for proper construction; (iv) ad valorem property taxes levied upon the Premises during performance of any Restoration; and (v) any costs or other charges in connection with obtaining title insurance and counsel opinions that may be required or necessary in connection with a Restoration.

             "Governmental Authority" shall mean any federal, state, local or foreign court, agency, authority, board, bu-reau, commission, department, office or instrumentality of any nature whatsoever or any governmental or quasi-governmental unit, whether now or hereafter in existence, or any officer or official thereof, having jurisdiction over the Mortgagor or the Mortgaged Property.

                                    ARTICLE V

                                  MISCELLANEOUS

            SECTION 5.1 Severability of Provisions. Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            SECTION 5.2 Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner set forth in the Credit Agreement, if to Mortgagor or Mortgagee, addressed to it at the address set forth in the Credit Agreement, or as to either party at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 5.2; provided, however, that notices to Mortgagee shall not be effective until received by Mortgagee.

            SECTION 5.3 Covenants To Run with the Land. All of the grants, covenants, terms, provisions and conditions in this Mortgage shall run with the Land and shall apply to, and bind the successors and assigns of, Mortgagor. If there shall be more than one mortgagor, the covenants and warranties hereof shall be joint and several.

            SECTION 5.4 Headings. The Section headings used in this Mortgage are for convenience of reference only and shall not affect the construction of this Mortgage.

            SECTION 5.5 Limitation on Interest Payable. It is the intention of the parties to conform strictly to the usury laws, whether state or federal, that are applicable to the transaction of which this Mortgage is a part. All agreements between Mortgagor and Mortgagee whether now existing or hereafter arising and whether oral or written, are hereby ex-pressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid by Mortgagor for the use, forbearance or detention of the money to be loaned under the Credit Agreement or any related document, or for the payment or performance of any covenant or obligation contained herein or in the Credit Agreement or any related document, exceed the maximum amount permissible under applicable federal or state usury laws. If under any circumstances whatsoever fulfillment of any such provision, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity. If under any circumstances Mortgagor shall have paid an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing in respect of the Secured Obligations and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and any other amounts due hereunder, the excess shall be refunded to Mortgagor. All sums paid or agreed to be paid for the use, forbearance or detention of the principal under any extension of credit by Mortgagee shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, prorated, allocated and spread from the date of this Mortgage until payment in full of the Secured Obligations so that the actual rate of interest on account of such principal amounts is uniform throughout the term hereof.

            SECTION 5.6 Indemnity. Mortgagor agrees to indemnify, pay and hold harmless Mortgagee and each of the Secured Parties and the officers, directors, employees, agents and Affiliates of Mortgagee and each of the Secured Parties (collectively called the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs), expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by or asserted against that Indemnities, in any manner relating to or arising out of this Mortgage or any other Loan Document (including, without limitation, any misrepresentation by Mortgagor in this Mortgage or any other Loan Document) (the "Indemnified Li-abilities"); provided, however, that Mortgagor shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) by a court of competent jurisdiction that such Indemnified Liability arose from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Mortgagor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The obligations of Mortgagor contained in this Section 5.6 shall survive the termination of this Mortgage and the discharge of Mortgagor's other obligations under this Mortgage and the other Loan Documents. Any amount paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Mortgaged Property.

            SECTION 5.7 GOVERNING LAW; TERMS. THIS MORTGAGE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR MORTGAGED PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. MORTGAGOR AGREES THAT SERVICE OF PROCESS IN ANY PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PAID, TO MORTGAGOR AT ITS ADDRESS PROVIDED FOR IN SECTION 5.2 HEREOF EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY MORTGAGOR REFUSES TO ACCEPT SERVICE, MORTGAGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF MORTGAGEE TO BRING PROCEEDINGS AGAINST MORTGAGOR IN THE COURTS OF ANY OTHER JURISDICTION.

            SECTION 5.8 No Merger. The rights and estate created by this Mortgage shall not, under any circumstances, be held to have merged into any other estate or interest now owned or hereafter acquired by Mortgagee unless Mortgagee shall have consented to such merger in writing.

            SECTION 5.9 Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision of this Mortgage, nor consent to any departure by Mortgagor therefrom, shall be effective unless the same shall be done in accordance with the terms of the Credit Agreement and unless in writing and signed by Mortgagee. Any amendment, modification or supplement of or to any provision of this Mortgage, any waiver of any provision of this Mortgage and any consent to any departure by Mortgagor from the terms of any provision of this Mortgage shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Mortgage or any other Loan Document, no notice to or demand on Mortgagor in any case shall entitle Mortgagor to any other or further notice or demand in similar or other circumstances.

            SECTION 5.10 No Credit for Payment of Taxes or Impositions. Mortgagor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and Mortgagor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any tax or other impositions on the Mortgaged Property or any part thereof.

            SECTION 5.11 Stamp and Other Taxes. Subject to the provisions of subsection 1.5.5 relating to permitted contests, Mortgagor shall pay any United States documentary stamp taxes, with interest and fines and penalties, and any mortgage recording taxes, with interest and fines and penalties, that may hereafter be levied, imposed or assessed under or upon or by reason of this Mortgage or the Secured Obligations or any instrument or transaction affecting or relating to either thereof and in default thereof Mortgagee may advance the same and the amount so advanced shall be payable by Mortgagor to Mortgagee within ten (10) days after demand therefor, together with interest thereon at the Default Rate.

            SECTION 5.12 Estoppel Certificates. Mortgagor shall, from time to time, upon thirty (30) days' prior written request of Mortgagee, execute, acknowledge and deliver to Mortgagee a certificate signed by an authorized officer or officers stating that this Mortgage, the Credit Agreement and the other Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that this Mortgage, the Credit Agreement or such Loan Document, as applicable, is in full force and effect as modified and setting forth such modifications) and stating the date to which principal and interest have been paid on the Loans.

            SECTION 5.13 Additional Security. Without notice to or consent of Mortgagor and without impairment of the Lien and rights created by this Mortgage, Mortgagee may accept (but Mortgagor shall not be obligated to furnish) from Mortgagor or from any other Person or Persons, additional security for the Secured Obligations. Neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent Mortgagee from resorting, first, to such additional security, and, second, to the security created by this Mortgage without affecting Mortgagee's Lien and rights under this Mortgage.

            SECTION 5.14 Release. The Mortgaged Property shall be released from the Lien of this Mortgage in accordance with the provisions of the Credit Agreement or at such time as all Secured Obligations have been paid in full and the Commitments of the Lenders to make any Loan or issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated. Mortgagee, on the written request and at the expense of Mortgagor, will execute and deliver such proper instruments of release and satisfaction or assignment as may reasonably be requested to evidence such release or assignment, and any such instrument, when duly executed by Mortgagee and duly recorded by Mortgagor in the places where this Mortgage is recorded, shall conclusively evidence the release or assignment of this Mortgage.

            SECTION 5.15 Certain Expenses of Mortgagee. If any action, suit or other proceeding affecting the Mortgaged Property or any part thereof be commenced, in which action, suit or proceeding Mortgagee is made a party or participates or in which the right to use the Mortgaged Property or any part thereof is threatened, or in which it becomes necessary in the judgment of Mortgagee to defend or uphold the Lien of this Mortgage (including, without limitation, any action, suit or proceeding to establish or uphold the compliance of the Improvements with any Requirements of Law), then all amounts paid or incurred by Mortgagee for the expense of any such action, suit or other proceeding or to protect its rights therein (whether or not it is made or becomes a party thereto) or otherwise to enforce or defend the rights and Lien created by this Mortgage, shall be paid by Mortgagor upon demand together with interest at the Default Rate from the date of the payment or incurring thereof to the date of repayment, and any such amount and the interest thereon shall be a Lien on the Mortgaged Property, prior to any right, or right to, interest in, or claim upon the Mortgaged Property attaching or accruing subsequent to or otherwise subordinate to the Lien of this Mortgage, and the same shall be deemed to be secured hereby. All other amounts paid, advanced or incurred by Mortgagee in order to secure and protect the Lien of this Mortgage or other security provided hereunder shall be a like Lien on the Mortgaged Property and be deemed to be secured hereby.

            SECTION 5.16 Expenses of Collection. Mortgagor will upon demand pay to Mortgagee the amount of any and all expenses, including the fees and expenses of its counsel and the fees and expenses of any experts and agents, which Mortgagee may incur in connection with (i) the collection of the Secured Obligations, (ii) the enforcement and administration of this Mortgage, (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Mortgaged Property, (iv) the exercise or enforcement of any of the rights of Mortgagee or any Secured Party hereunder or
(v) the failure by Mortgagor to perform or observe any of the provisions hereof. All amounts payable by Mortgagor under this Section 5.16 shall be due upon demand and shall be part of the Secured Obligations. Mortgagor's obligations under this Section shall survive the termination of this Mortgage and the discharge of Mortgagor's other obligations hereunder.

            SECTION 5.17 Business Days. In the event any time period or any date provided in this Mortgage ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

            SECTION 5.18 Relationship. The relationship of Mortgagee to Mortgagor hereunder is strictly and solely that of lender and borrower and mortgagor and mortgagee and nothing contained in the Credit Agreement, this Mortgage or any other document or instrument now existing and delivered in connection therewith or otherwise in connection with the Secured Obligations is intended to create, or shall in any event or under any circumstance be construed as creating a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Mortgagee and Mortgagor other than as lender and borrower and mortgagor and mortgagee.

            SECTION 5.19 Concerning Mortgagee.

            5.19.1 Mortgagee shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Mortgage and its duties hereunder, upon advice of counsel selected by it.

            5.19.2 With respect to any of its rights and obligations as a Lender, Mortgagee shall have and may exercise the same rights and powers hereunder. The term "Lenders," "Lender" or any similar terms shall, unless the context clearly otherwise indicates, include Mortgagee in its individual capacity as a Lender. Mortgagee may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Mortgagor or any entity related to or affiliated with Mortgagor to the same extent as if Mortgagee were not acting as administrative agent.

            5.19.3 If any item of Mortgaged Property also constitutes collateral granted to Mortgagee under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions of this Mortgage and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, Mortgagee, in its sole discretion, shall select which provision or provisions shall control.

            5.19.4 Mortgagee has been appointed as Administrative Agent pursuant to the Credit Agreement. The actions of Mortgagee hereunder are subject to the provisions of the Credit Agreement. Mortgagee shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Mortgaged Property), in accordance with this Mortgage and the Credit Agreement. Mortgagee may resign and a successor Mortgagee may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as Mortgagee by a successor Mortgagee, that successor Mortgagee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Mortgagee under this Mortgage, and the retiring Mortgagee shall thereupon be discharged from its duties and obligations under this Mortgage. After any retiring Mortgagee's resignation, the provi-sions of this Mortgage shall inure to its benefit as to any actions taken or omitted to be taken by it under this Mortgage while it was Mortgagee.

            SECTION 5.20 Future Advances. This Mortgage may secure future advances. The maximum aggregate amount of all advances of principal under the Credit Agreement that may be outstanding hereunder at any time is $48,000,000.

            SECTION 5.21 Waiver of Stay.

            5.21.1 Mortgagor agrees that in the event that Mortgagor or any property or assets of Mortgagor shall hereafter become the subject of a voluntary or involuntary proceeding under the Bankruptcy Code or Mortgagor shall otherwise be a party to any federal or state bankruptcy, insolvency, moratorium or similar proceeding to which the provisions relating to the automatic stay under Section 362 of the Bankruptcy Code or any similar provision in any such law is applicable, then, in any such case, whether or not Mortgagee has commenced foreclosure proceedings under this Mortgage, Mortgagee shall be entitled to relief from any such automatic stay as it relates to the exercise of any of the rights and remedies (including, without limitation, any foreclosure proceedings) available to Mortgagee as provided in this Mortgage or in any other Security Document.

            5.21.2 Mortgagee shall have the right to petition or move any court having jurisdiction over any proceeding described in subsection 5.21.1 for the purposes provided therein, and Mortgagor agrees (i) not to oppose any such petition or motion and (ii) at Mortgagor's sole cost and expense, to assist and cooperate with Mortgagee, as may be requested by Mortgagee from time to time, in obtaining any relief requested by Mortgagee, including, without limitation, by filing any such petitions supplemental petitions, requests for relief, documents, instruments or other items from time to time requested by Mortgagee or any such court.

            SECTION 5.22 Continuing Security Interest; Assignment. This Mortgage shall create a continuing security interest in the Mortgaged Property and shall
(i) be binding upon Mortgagor, its successors and assigns and (ii) inure, together with the rights and remedies of Mortgagee hereunder, to the benefit of Mortgagee and the other Secured Parties and each of their respective successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of Mortgagor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Lender may assign or otherwise transfer any indebtedness held by it secured by this Mortgage to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender, herein or otherwise, subject however, to the provisions of the Credit Agreement.

            SECTION 5.23 Obligations Absolute. All obligations of Mortgagor hereunder shall be absolute and unconditional irrespective of:

            (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Mortgagor or any other Credit Party;

            (ii) any lack of validity or enforceability of the Credit Agreement, any Letter of Credit, any other Loan Document, or any other agreement or instrument relating thereto;

            (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Letter of Credit, any other Loan Document, or any other agreement or instrument relating thereto;

            (iv) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

            (v) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Mortgage or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 5.9 hereof; or

            (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Mortgagor.

            SECTION 5.24 Mortgagee's Right To Sever Indebtedness.

            5.24.1 Mortgagor acknowledges that (a) the Mortgaged Property does not constitute the sole source of security for the payment and performance of the Secured Obligations and that the Secured Obligations are also secured by property of Mortgagor and its Affiliates in other jurisdictions (all such property, collectively, the "Collateral"), (b) the number of such jurisdictions and the nature of the transaction of which this instrument is a part are such that it would have been impracticable for the parties to allocate to each item of Collateral a specific loan amount and to execute in respect of such item a separate credit agreement or hedge agreement and (c) Mortgagor intends that Mortgagee have the same rights with respect to the Mortgaged Property, in foreclosure or otherwise, that Mortgagee would have had if each item of Collateral had been secured, mortgaged or pledged pursuant to a separate credit agreement or hedge agreement, mortgage or security instrument. In furtherance of such intent, Mortgagor agrees that Mortgagee may at any time by notice (an "Allocation Notice") to Mortgagor allocate a portion (the "Allocated Indebtedness") of the Secured Obligations to the Mortgaged Property and sever from the remaining Secured Obligations the Allocated Indebtedness. From and after the giving of an Allocation Notice with respect to the Mortgaged Property, the Secured Obligations hereunder shall be limited to the extent set forth in the Allocation Notice and (as so limited) shall, for all purposes, be construed as a separate loan obligation of Mortgagor unrelated to the other transactions contemplated by the Credit Agreement, any other Loan Document or any document related to any thereof. To the extent that the proceeds on any foreclosure of the Mortgaged Property shall exceed the Allocated Indebtedness, such proceeds shall belong to Mortgagor and shall not be available hereunder to satisfy any Secured Obligations of Mortgagor other than the Allocated Indebtedness. In any action or proceeding to foreclose the Lien of this Mortgage or in connection with any power of sale foreclosure or other remedy exercised under this Mortgage commenced after the giving by Mortgagee of an Allocation Notice, the Allocation Notice shall be conclusive proof of the limits of the Secured Obligations hereby secured, and Mortgagor may introduce, by way of defense or counterclaim, evidence thereof in any such action or proceeding. Notwithstanding any provision of this Section 5.24, the proceeds received by Mortgagee pursuant to this Mortgage shall be applied by Mortgagee in accordance with the provisions of subsection 3.3.3 hereof.

            5.24.2 Mortgagor hereby waives to the greatest extent permitted under law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that foreclosure of the Lien of this Mortgage or other remedy exercised under this

Mortgage constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable a deficiency judgment or any subsequent remedy because Mortgagee elected to proceed with a power of sale foreclosure or such other remedy or because of any failure by Mortgagee to comply with laws that prescribe conditions to the entitlement to a deficiency judgment. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that Mortgagee is not entitled to a deficiency judgment, Mortgagor shall not (a) introduce in any other jurisdiction such judgment as a defense to enforcement against Mortgagor of any remedy in the Credit Agreement or any other Loan Document or (b) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered.

            5.24.3 In the event any instrument in addition to the Allocation Notice is necessary to effectuate the provisions of this Section 5.24, including, without limitation, any amendment to this Mortgage, any substitute promissory note or affidavit or certificate of any kind, Mortgagee may execute, deliver or record such instrument as the attorney-in-fact of Mortgagor. Such power of attorney is coupled with an interest and is irrevocable.

            5.24.4 Notwithstanding anything set forth herein to the contrary, the provisions of this Section 5.24 shall be effective only to the maximum extent permitted by law.

                                      -S1-


            IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered under seal the day and year first above written.

                                       ________________________________________
                                                       Mortgagor


                                       By:_____________________________________
                                          Name:
                                          Title:

                                 ACKNOWLEDGMENT

STATE OF ____________)
                     )    ss.
COUNTY OF ___________)

            I, the undersigned, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that ________________________________ personally known to me to be the ______________________ of _________________, a
_____________ corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such __________________________, he/she signed and delivered the said instrument and caused the corporate seal of said corporation to be affixed thereto, pursuant to authority given by the Board of Directors of said corporation, as his/her free and voluntary act and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

            GIVEN under my hand and official seal this day of ____________, 19_____

                                          _____________________________________
                                          Notary Public

My commission expires:________________

                                   Schedule A

                               [Legal Description]

                          [to come from title policy]

                                   Schedule B

                                 (Prior Liens)

                          [to come from title policy]

                                                                     [EXHIBIT E]

                        FORM OF ASSIGNMENT AND ACCEPTANCE

            Reference is made to the Credit Agreement, dated as of March 19, 1999 (as amended from time to time, the "Credit Agreement"), among PRECISION PARTNERS INC., a Delaware Corporation (the "Borrower"), the Guarantors from time to time thereunder, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CITICORP U.S.A., INC., as Administrative Agent, NATIONSBANK, N.A., as Syndication Agent, and SUNTRUST BANK, ATLANTA, as Documentation Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            11. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to Section 10.6(d) of the Credit Agreement), the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the amounts and percentages set forth below of the Loans owing to the Assignor which are outstanding on the Effective Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 10.6(b) and (c) of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and
(ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

            12. The Assignor hereby instructs the Administrative Agent to make all payments from and including the Effective Date hereof in respect of the interest assigned hereby, directly to the Assignee. The Assignor and the Assignee agree that all interest and fees accrued up to, but not including, the Effective Date of the assignment and delegation being made hereby are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such interest or fees accrued up to the Effective Date, or any other payments in respect of the interest assigned hereby applicable to the period prior to the Effective Date, the Assignee will promptly remit the same to the Assignor in the same funds received by the Assignee.

            13. The Assignor and the Assignee agree that all interest and fees accruing from and after the Effective Date of the assignment and delegation being made hereby are the property of the Assignee, and not the Assignor. The Assignor agrees that, upon receipt of any such interest or fees accruing from and after the Effective Date or any other payments in respect of the interest assigned hereby applicable to the period from and after the Effected Date, the Assignor will promptly remit the same to the Assignee in the same funds received by the Assignor.

            14. This assignment shall be made without recourse to or warranty by the Assignor, except as set forth herein. Assignee represents and warrants that it is a Person to which assignments are permitted pursuant to Section 10.6 of the Credit Agreement. Assignor represents and warrants, as of the Effective Date, that it is the legal and beneficial owner of the interest being assigned and delegated by it hereunder and that such interest is free and clear of any pledge, encumbrance or other adverse claim or interest created by Assignor.

            15. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.15(d) of the Credit Agreement, duly completed and executed by such Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form of Annex I hereto.

            16. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:            [           ]

Legal Name of Assignor:        [            ]

Legal Name of Assignee:        [            ]

                               Assignee's Address for Notices:

                               [

                                                             ]

                               Phone: [         ]
                               Fax:   [         ]

                               Attention: [         ]

Effective Date of Assignment: [         ]

                                                        Term Percentage
Term Commitment             Principal Amount Assigned   (to 8 decimal places)
---------------             -------------------------   ---------------------
                            [$       ]                       [         ]

                                                        Revolving Percentage
Revolving Commitment        Principal Amount Assigned   (to 8 decimal places)
--------------------        -------------------------   ---------------------
                            [$       ]                       [         ]

The terms set forth above are
hereby agreed to:                 Accepted(3)

[ASSIGNOR],                       CITICORP U.S.A., INC., as Administrative Agent
 as Assignor


By: _____________________         By: ______________________________
    Name:                             Name
    Title:                            Title:

[ASSIGNEE],                       PRECISION PARTNERS INC.
 as Assignee


By: _____________________         By: ______________________________
    Name:                             Name
    Title:                            Title:


---------------------
(3) To be completed to the extent consents are required under Section 10.6 of the Credit Agreement.

                                                                         ANNEX I

                          ADMINISTRATIVE QUESTIONNAIRE

BORROWER:    Precision Partners Inc.

                  OPERATIONS      LETTER OF        CREDIT           LEGAL
                    LOAN           CONTACT         CONTACT         COUNSEL
                    ----           -------         -------         -------
                   OFFICER
                   -------
NAME:             __________     __________      __________       __________
                  ___            ___             ___              ___

TITLE:            __________     __________      __________       __________
                  ___            ___             ___              ___

ADDRESS:          __________     __________      __________       __________
                  ___            ___             ___              ___

                  __________     __________      __________       __________
                  ___            ___             ___              ___

                  __________     __________      __________       __________
                  ___            ___             ___              ___

TELEPHONE:        __________     __________      __________       __________
                  ___            ___             ___              ___

FACSIMILE #:      __________     __________      __________       __________
                  ___            ___             ___              ___

E-MAIL            __________     __________      __________       __________
ADDRESS:          ___            ___             ___              ___

                                        [ASSIGNEE]


                                        By: ____________________________________
                                              Name:
                                              Title:

                                                                         ANNEX B

                              PAYMENT INSTRUCTIONS


BORROWER: Precision Partners Inc.

                          U.S. DOLLARS (FED WIRE INSTR)
                          -----------------------------

                  Pay to: _____________________________

                          _____________________________
                         (Name of Bank)

                         _____________________________
                         (Address)

                         _____________________________
                         (City, State, Zip)

                         __________      _____________
                         (ABA#)             (Account #)

                         _____________________________
                         (Attention)

                              PAYMENT INSTRUCTIONS

                      U.S. DOLLARS (FED WIRE INSTRUCTIONS)
                      ------------------------------------

              Pay to: [        ]
                      [        ]
                      ABA #
                      Attn: Commercial Lending Services Dept.
                      Ref: [               ]

                                        [ASSIGNEE]


                                        By: ____________________________________
                                              Name:
                                              Title:

                                    EXHIBIT F

                   [Letterhead of Jones, Day, Reavis & Pogue]

                                 March 19, 1999

Citicorp U.S.A., Inc., as Administrative Agent, and the Lenders Referred to Below
399 Park Avenue
New York, New York  10022-4600

            Re: Credit Agreement among Calbrit Design, Inc., Certified
                Fabricators, Inc., Galaxy Industries Corporation, General Automation, Inc., Mid State Machine Products, Nationwide Precision Products Corp., Precision Partners Holding Company, Precision Partners, Inc., the Lenders named therein, and Citicorp U.S.A., Inc., as Administrative Agent, NationsBank, N.A., as Syndication Agent and Sun Trust Bank, Atlanta, as Documentation Agent

Ladies and Gentlemen:

      We have acted as special New York, California, Illinois and Texas counsel for Precision Partners, Inc., a Delaware corporation (the "Borrower"), Calbrit Design, Inc., a California corporation ("Calbrit Design"), Certified Fabricators, Inc., a California corporation ("Certified Fabricators"), Galaxy Industries Corporation, a Michigan corporation ("Galaxy Industries"), General Automation, Inc., an Illinois corporation ("General Automation"), Mid State Machine Products, a Maine corporation ("Mid State Machine"), Nationwide Precision Products Corp., a New York corporation ("Nationwide") and Precision Partners Holding Company, a Delaware corporation ("Precision Holding"), in connection with the Credit Agreement, dated as of the date hereof (the "Credit Agreement"), among the Borrower, Calbrit Design, Certified Fabricators, Galaxy Industries, General Automation, Mid State Machine, Nationwide, Precision Holding, the lenders named therein (collectively, the "Lenders"), Citicorp U.S.A., Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), NationsBank. N.A., as Syndication Agent, and Sun Trust Bank, Atlanta, as Documentation Agent.

      Calbrit Design, Certified Fabricators, Galaxy Industries, General Automation, Mid State Machine and Nationwide are referred to herein collectively as the "Precision Subsidiaries" and each individually as a "Precision Subsidiary." The Precision Subsidiaries and Precision Holding are referred to as the "Precision Parties" and each as a "Precision Party." The Borrower and the Precision Parties are referred to herein collectively as the "Loan Parties" and each individually as a "Loan Party."

      This opinion letter is delivered to you pursuant to Section 5.1(o) of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement. The Uniform Commercial Code, as amended and in effect in the State of New York, is referred to herein as the "NY UCC." The Uniform Commercial Code, as amended and in effect in the State of California, is referred to herein as the "CA UCC." The Uniform Commercial Code, as amended and in effect in the State of Illinois, is referred to herein as the "IL UCC." The Uniform Commercial Code, as amended and in effect in the State of Texas, is referred to herein as the "TX UCC." The NY UCC, the CA UCC, the IL UCC and TX UCC, as applicable, are referred to herein collectively as the "UCC" and section references to the UCC used herein are to the comparable sections of the NY UCC, CA UCC, IL UCC and TX UCC.

      With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part except to the extent otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of the assumptions or items upon which we have relied. This opinion letter is subject to, and is to be construed in accordance with, the principles and limitations set forth in the Special Report by the TriBar Opinion Committee, U.C.C. Security Interest Opinions, 49 Bus. Law. 362 (1993).

      In connection with the opinions expressed herein, we have examined such documents, records and matters of law as we have deemed necessary for the purposes of this opinion. We have examined, among other documents, the following:

      (a)   An executed copy of the Credit Agreement;

      (b)   An executed copy of the Holdco Guarantee;

      (c)   An executed copy of the Guarantee by each Precision Subsidiary;

      (d)   An executed copy of the Security Agreement;

      (e)   An executed copy of the Securities Pledge Agreement;

      (f) An executed copy of the Collateral Assignment of Sublease, Subordination, Non-disturbance and Attornment Agreement assigning the sublease of the premises located at 200 Tech Park Drive, Henrietta, New York (the "New York Collateral Assignment");

      (g) An executed copy of the respective mortgages encumbering the premises located at 6291 Burnham Avenue, Buena Park, California, 6351 Burham Avenue, Buena Park, California, 6530 Altura Blvd., Buena Park, California and 16031 Carmenita Road, Cerritos, California, respectively (the "California Mortgages");

      (h) An executed copy of the respective mortgages encumbering the premises located at 3300 Oakton Street, Skokie, Illinois and 8124 North Ridgeway Avenue, Skokie, Illinois, respectively (the "Illinois Mortgages");

      (i) Unfiled copies of certain UCC-1 financing statements naming the Borrower (collectively, the "Borrower Financing Statements") or a Precision Party (collectively, the "Precision Party Financing Statements," and together with the Borrower Financing Statements, the "Financing Statements"), as the case may be, as debtor and the Administrative Agent as secured party, forms of which are attached hereto as Annex A, which Borrower Financing
             Statements we understand will be filed in the office of the Secretary of State of Texas (the "Borrower Filing Office") and which Precision Party Financing Statements we understand will be filed, as the case may be, in the offices shown on Annex C attached hereto (collectively, the "Precision Party Filing Offices" and collectively with the Borrower Filing Office, the "Filing Offices"); and

      (j) The respective Officer's Certificates of the Borrower and each of the Loan Parties delivered to us in connection with this opinion letter (as to each such company, the "Officer's Certificate," and, collectively, the "Officer's Certificates").

      The documents referred to in items (a) through (e) above are referred to herein collectively as the "Non-Mortgage Documents." The documents referred to in items (f) through (h) above are referred to herein collectively as the "Mortgages." The documents referred to in items (a) through (h) above are referred to herein collectively as the "Documents."

      In all such examinations, we have assumed the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified copies of all copies submitted to us as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein, we have relied upon, and assume the accuracy of, representations and warranties contained in the Documents and certificates and oral or written statements and other information of or from representatives of the Loan Parties and others and assume compliance on the part of all parties to the Documents with their covenants and agreements contained therein. In connection with the opinions expressed in clause (a) of paragraph 1 below, we have relied solely upon certificates of public officials. With respect to the opinions expressed in clauses (i) and (iii)(A) of paragraph 2 below, our opinions are limited (x) to our actual knowledge, if any, of the specially regulated business activities and properties of each Loan Party based solely upon the Officer's Certificate for such Loan Party and (y) to our review of only those laws and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Documents.

      Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, we are of the opinion that:

      1. Each of the Borrower, Calbrit Design, Certified Fabricators, General Automation, Nationwide, and Precision Holding (the "Specified Loan Parties" and each a "Specified Loan Party") (a) is a corporation validly existing and in good standing under the laws of the state of its formation and (b) has the corporate power and authority to execute, deliver and perform its obligations under the Documents to which it is a party. All of the issued and outstanding capital stock of each Precision Subsidiary is held of record by the Borrower.

      2. The execution and delivery by each Specified Loan Party to the Administrative Agent and the Lenders of the Documents to which such Specified Loan Party is a party, and the performance of its obligations thereunder and the granting of the security interests provided for in the Security Agreement, the Securities Pledge Agreement and the Mortgages to which such Specified Loan Party is a party have been duly authorized by all necessary corporate action by each such Specified Loan Party. The execution and delivery to the Administrative Agent and the

Lenders by each Loan Party of each of the Documents to which it is a party, and the performance of its obligations thereunder, and the granting by each Loan Party of the security interests provided for in the Security Agreement, the Securities Pledge Agreement and the Mortgages to which such Loan Party is a party (i) do not require under present law any filing or registration by any Loan Party, with, or approval, permit, authorization, license or consent to any Loan Party of, any governmental agency or authority of the State of New York, the State of California, the State of Delaware pursuant to the General Corporation Law of the State of Delaware (the "DGCL"), the State of Texas, the State of Illinois or the United States of America that has not been made or obtained, except for such filings, registrations, approvals, permits, authorizations, licenses and consents (A) required in the ordinary course of business in connection with the performance by any Loan Party of its obligations under certain covenants contained in the Documents, (B) required to perfect the security interests and liens created under the Security Agreement, the Securities Pledge Agreement and the Mortgages, and
(C) required pursuant to securities and other laws that may be applicable to the disposition of any Collateral, and (ii) do not contravene any provision of the Certificate of Incorporation or Articles of Association, as the case may be, or the bylaws of the Specified Loan Parties, and (iii) do not violate
(A) any present law, or present regulation of any governmental agency or authority, of the States of New York, California, Texas or Illinois or of the United States of America in each case known by us to be applicable to any Loan Party or its property, except as disclosed on Schedule 4.4 to the Credit Agreement, (B) the DGCL or (C) any agreement binding upon any Loan Party or its respective property, except as disclosed on Schedule 4.4 to the Credit Agreement, or any court decree or order binding upon any Loan Party or its respective property (this opinion being limited (x) to those agreements, decrees or orders listed on Annex B hereto and (y) in that we express no opinion with respect to any violation not ascertainable from the face of any such agreement, decree or order, or arising under or based upon any cross default provision insofar as it relates to a default under an agreement not listed on Annex B, or arising under or based upon any covenant of a financial or numerical nature or requiring computation), and (iv) will not result in or require the creation or imposition of any security interest or lien pursuant to the provisions of any agreement binding upon any Loan Party on its properties other than the security interests created by the Security Agreement, the Securities Pledge Agreement and the Mortgages to which such Specified Loan Party is a party and any rights of set-off or other liens in favor of the Administrative Agent or the Lenders arising under any of the Documents or applicable law (this opinion being limited to those agreements listed on Annex B).

      3. Each of the Documents has been duly executed and delivered on behalf of each Specified Loan Party that is a party thereto, and each of the Non-Mortgage Documents and the New York Collateral Assignment constitutes an obligation of each Loan Party that is a party thereto enforceable against such Loan Party under the laws of the State of New York in accordance with its terms.

      4. The borrowings by the Borrower under the Credit Agreement and the application of the proceeds thereof as provided in the Credit Agreement will not violate Regulation U or X of the Board of Governors of the Federal Reserve System.

      5. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a

"holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      6. Upon the making of the initial loans under the Credit Agreement, the provisions of the Security Agreement are sufficient to create in favor of the Administrative Agent for the benefit of the Lenders a valid security interest in all right, title and interest of the Loan Parties in those items and types of Pledged Collateral (as defined in the Security Agreement and the Securities Pledge Agreement) in which a security interest may be created under Article 9 of the NY UCC (such Pledged Collateral hereinafter called the "Article 9 Collateral").

      7. Upon creation of such security interest in the Article 9 Collateral and due filing of the Financing Statements with the Filing Offices, the Administrative Agent will have, for the benefit of the Lenders, a perfected security interest in that portion of the Article 9 Collateral in which a security interest is perfected by filing a financing statement under the Uniform Commercial Code as in effect in each of the states where a relevant Filing Office is located.

      8. Upon the making of the initial loans under the Credit Agreement, the Security Agreement and the Securities Pledge Agreement, together with physical delivery of the certificated securities identified on Schedule I-A to the Security Agreement and Schedule I to the Securities Pledge Agreement (the "Pledged Securities") to the Administrative Agent, for the benefit of the Lenders, in the State of New York creates in favor of the Administrative Agent, for the benefit of the Lenders, as security for the Secured Obligations (as defined in the Security Agreement and the Securities Pledge Agreement) a perfected security interest under the NY UCC in each Loan Party's right, title and interest in the Pledged Securities pledged and so delivered by such Loan Party.

      9. Upon the making of the initial loans under the Credit Agreement, the Security Agreement, together with physical delivery of the instruments identified in Schedule II to the Security Agreement (the "Pledged Notes") to the Administrative Agent for the benefit of the Lenders, in the State of New York, creates in favor of the Administrative Agent, for the benefit of the Lenders, as security for the Secured Obligations (as defined in the Security Agreement), a perfected security interest under the NY UCC in each Loan Party's right, title and interest in the Pledged Notes pledged and so delivered by such Loan Party.

      10. The obligations of the Borrower under the Credit Agreement and the obligations of each Precision Subsidiary under its respective Subsidiary Guarantee constitute Senior Debt and Guarantor Senior Debt, respectively, as defined in the Senior Subordinated Indenture.

      11. A court of the State of Texas applying Texas law should enforce the choice of law provisions contained in the Loan Documents and apply the law of the State of New York to the Loan Documents. The opinion expressed in this paragraph 11 is based upon Section 35.51 of the Tex. Bus. & Com. Code Ann., which became effective on September 1, 1993. To our knowledge, no court has yet construed this statute, and our opinion is therefore limited by any subsequent judicial interpretation thereof. For purposes of the opinion expressed in this paragraph 11, we (i) express no opinion as to the determination of the law governing any issue relating to the transfer, creation, nature or recordation of any interest in real property, or the method for foreclosure on real property, or any issue that a statute of the United States provides is governed by the laws of another jurisdiction, and (ii) have assumed that (A) the Loan Documents constitute the valid and binding obligation of each of the parties thereto (other than the Company and the Guarantors) enforceable against each of such parties in accordance with its terms, and (B) payments delivered to the Administrative Agent pursuant to the Credit Agreement will be delivered in the State of New York, the Administrative Agent is a resident of the State of New York and maintains its principal office in the State of New York from which it conducted a substantial part of the negotiations relating to the Loan
Documents and the transactions contemplated thereby, and/or a substantial part of such negotiations, including the execution of the Loan Documents by the Administrative Agent, occurred in the State of New York.

      12. While we are aware of no case that presents facts identical to those involved in the transactions contemplated by the Loan Documents, and consequently cannot provide an unqualified opinion with respect to this matter, we believe that, in a properly presented case, an Illinois court or a federal court applying Illinois law would, under the conflict of laws principles observed by the courts of Illinois, give effect to the parties' choice of the law of the State of New York set forth in the Loan Documents. In arriving at this conclusion, we have relied upon Illinois state and federal case law, which provides that parties to a multijurisdictional transaction are free to designate the law that will govern any future dispute arising out of the contract. Wonderlic Agency, Inc. v. Acceleration Corp., 624 F. Supp. 801, 803 (N.D. Ill.
1984); Hofeld v. Nationwide Life Ins. Co., 59 Ill. 2d 522, 529, 322 N.E.2d 454, 458 (Ill. 1975); Fister/Warren v. Basins, Inc., 217 Ill. App. 3d 958, 578 N.E.2d 37, 40 (Ill. App.), appeal denied, 142 Ill. 2d 653, 584 N.E.2d 129 (Ill. 1991).
Courts applying Illinois law have held that express choice of law provisions are valid and should be enforced unless the choice of law provision contravenes Illinois public policy or there is no reasonable relationship between the chosen forum and the parties or the transaction. Mastrobuono v. Shearson Lehman Hutton, 20 F.3d 713, 719 (7th Cir. 1994), rev'd on other grounds, 115 S. Ct. 1212
(1995); Hartford v. Burne Int'l Security Services, 172 Ill. App. 3d 184, 187, 526 N.E.2d 463, 464 (Ill. App. 1988), appeal denied, 124 Ill. 2d 562, 535 N.E.2d
914 (Ill. 1989); Potomac Leasing Co. v. Chuck's Pub, Inc., 156 Ill. App. 3d 755, 509 N.E.2d 751, 753-55 (Ill. App. 1987). Based on the current applicable case law, we do not anticipate that a court applying Illinois law would find that any of these exceptions apply to the Loan Documents, and that, in the present circumstances, we believe that the parties' stipulation that the law of New York should control should be given effect except to the extent that the Loan Documents address rights or remedies relating to property interests having their situs in Illinois or deal with matters subject to Illinois regulation. This opinion is based upon our understanding that the transactions provided for in the Loan Documents were negotiated primarily in New York, the principal Loan Documents were executed, delivered and are to be performed primarily in New York, and the Administrative Agent has its chief place of business in the State of New York.

      13. The choice of law provisions set forth in the Loan Documents that select the law of the State of New York as the governing law for such Loan Documents are enforceable under the laws of the State of California, subject to the qualifications set forth in this paragraph below.

            (a) The California Supreme Court has upheld express contractual choice of law provisions with respect to substantive (as opposed to procedural) matters between and among sophisticated parties to a commercial transaction where the jurisdiction whose law has been chosen to govern has a substantial relationship to the transaction or there is another reasonable basis for the parties' choice of law and the application of the law of the chosen jurisdiction would not be contrary to a fundamental policy of the State of California.

      Nedlloyd Lines B.V. v. Superior Court, 3 Cal. 4th 459, 84 P.2d 1148, 11 Cal. Rptr. 2d 330 (1992). The Nedlloyd court took a position contrary to that of certain prior decisions of intermediate appellate courts of the State of California and federal courts sitting in, and applying the laws of, the State of California that distinguished between contractual and tortious claims. The Nedlloyd court held that "a valid choice-of-law clause, which provides that a specified body of law 'governs' the 'agreement' between the parties, encompasses all causes of action arising from or related to that agreement, regardless of how they are characterized, including tortious breaches of duties emanating from the agreement or the legal relationships it creates." Nedlloyd at 470. Thus, we express no opinion as to the substantive law that would be applied in an action between or among parties to the Loan Documents if a court were to characterize the issue at stake as one that does not arise from or relate to the Loan Documents.

            (b) The California Supreme Court has not set forth all of the factors to be considered in determining the existence of a substantial relationship to a transaction, but some of the factors considered by intermediate appellate and federal courts sitting in, and applying the laws of the State of California include, inter alia: (i) the place of performance of the agreement; (ii) the place of execution of the agreement; (iii) the location from which and to which proceeds are disbursed; (iv) the place of the last act which effectuated the agreement;
      (v) the location of the parties; (vi) the place where the terms of the agreement were negotiated; (vii) the existence of a choice of law clause; and (viii) the sophistication of the parties and commercial nature of the transaction. No case expressly analyzes all of these factors in deciding whether, on the facts before the court, a substantial relationship exists, but it is clear that ultimately the determination is fact-intensive. It is our understanding that, and our opinion concerning enforceability of the choice of law provisions in the Loan Documents will be governed by the law of the State of New York is based upon, the following assumptions: (I) the transactions contemplated by the Loan Documents will be performed in substantial part in the State of New York; (II) the Loan Documents will be executed and delivered in the State of New York and effectuated in substantial part in the State of New York; (III) the Loan Documents were negotiated primarily in the State of New York; and (IV) the Administrative Agent has its chief place of business in the State of New York.

            (c) We further advise you that, in evaluating whether the application of the law of the chosen state is violative of a fundamental California policy, California courts and federal courts sitting in, and applying the laws of, the State of California should evaluate each individual issue separately. It is impossible to determine in the abstract whether any individual claim will violate a fundamental policy of the State of California, and we are not in a position to opine that any and all matters that could be raised would not be violative of a fundamental public policy of the State of California. Thus, we cannot and do not opine that the choice of law provisions contained within the Loan Documents will be upheld in every instance.

            (d) In particular with respect to obtaining of or enforcement of any deficiency judgement, we direct your attention to the limitations and qualifications set forth above in this letter; and with respect to usury, we note that the case law in California is divided as to whether California has a strong or fundamental public policy against usury. See, e.g., Ury

      v. Jeweler's Acceptance Corp., 227 Cal. App. 2d 11, 38 Cal. Rptr. 376
      (1964); and Sarlot-Kantarjian v. First-Pennsylvania Mortgage Trust, 599 F.2d 915 (9th Cir. 1995). But see, e.g., Gamer v. duPont Galore Forgan, Inc., 65 Cal. App. 3d 280, 135 Cal. Rptr. 230 (1976); and Mencor Enterprises, Inc. v. Hets Equities Corporation, 190 Cal. App. 3d 432, 235 Cal. Rptr. 464 (1987).

      To our Actual Knowledge, there is no pending litigation, governmental proceeding or investigation that (A) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the transactions contemplated by the Documents or (B) questions the legality or validity of any of the Documents or seeks to recover damages or obtain other relief in connection with the Documents.

      As used herein, "Actual Knowledge" has the meaning provided for the "Opinion Giver's Actual Knowledge" in the Legal Opinion Accord of the ABA Section of Business Law (1991).

      The opinions set forth above are subject to the following qualifications:

      (A) Our opinions above as to enforceability are subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, voidable preference, moratorium or similar laws, and related judicial doctrines, from time to time in effect affecting creditors' rights and remedies generally, (ii) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits on the availability of equitable remedies), whether such principles are considered in a proceeding at law or in equity, and (iii) the qualification that certain provisions of the Documents may be unenforceable in whole or in part under the laws (including judicial decisions) of the State of New York or the United States of America.

      (B) We express no opinion as to the enforceability of any provision in the
Documents:

            (i) permitting the Administrative Agent, any Lender or any other person or entity to sell or otherwise dispose of, or purchase, any collateral subject thereto, or enforce any other right or remedy thereunder (including without limitation any self-help or taking-possession remedy), except in compliance with the UCC and other applicable federal, state, local and foreign laws;

            (ii) establishing standards for the performance of the obligations of good faith, diligence, reasonableness and care prescribed by the UCC or of any of the obligations referred to in Section 9-501(3) of the UCC;

            (iii) limiting the ability of any Loan Party or other person or entity to transfer voluntarily or involuntarily (by way of sale, creation of a security interest, attachment, levy, garnishment or other judicial process) its right, title or interest in or to any Collateral subject thereto or other property, including as contemplated by 9-311 and 9-318 of the UCC;

            (iv) waiving any rights to trial by jury;

            (v) relating to indemnification, contribution or exculpation in connection with violations of any securities laws or statutory duties or public policy, or in connection with willful, reckless or unlawful acts or gross negligence of the indemnified or exculpated party or the party receiving contribution;

            (vi) providing that any person or entity purchasing a participation from a Lender or other person or entity pursuant thereto may exercise set-off or similar rights with respect to such participation or that any Lender or other person or entity may exercise set-off rights other than in accordance with and pursuant to applicable law;

            (vii) relating to forum selection to the extent that the forum is a federal court;

            (viii) relating to forum selection to the extent that any relevant action or proceeding does not arise out of or relate to such Document or to the extent that the enforceability of any such provision is to be determined by any court other than a court of the State of New York or relates to a choice of any forum other than the State of New York;

            (ix) relating to choice of governing law to the extent that the enforceability of any such provision is to be determined by any court other than a court of the State of New York or the State of Texas other than the Mortgages which choose a governing law other than the law of the State of New York;

            (x) specifying that provisions thereof may be waived only in writing, to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created that modifies any provision of the Documents;

            (xi) relating to exculpation of any party in connection with its own negligence that a court would determine in the circumstances under applicable law to be unfair or insufficiently explicit; or

            (xii) giving any person or entity the power to accelerate obligations or foreclose upon collateral without any notice to the obligor.

      (C) Our opinions as to enforceability are subject to the effect of generally applicable rules of law that:

            (i) limit the availability of a remedy under certain circumstances when another remedy has been elected;

            (ii) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

            (iii) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs; and

            (iv) may permit a party that has materially failed to render or offer performance required by the contract to cure that failure unless (a) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (b) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract.

      (D) We express no opinion as to the enforceability of (i) any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (all of the foregoing, collectively, a "Waiver") by any Loan Party under any of the Documents to the extent limited by Sections 1-102(3) or 9-501(3) of the UCC or other provisions of applicable law (including judicial decisions), or to the extent that such a Waiver applies to a right, claim, duty, defense or ground for discharge otherwise existing or occurring as a matter of law (including judicial decisions), except to the extent that such a Waiver is effective under and is not prohibited by or void or invalid under Section 9-501 of the UCC or other provisions of applicable law (including judicial decisions) or (ii) any Waiver in the Documents insofar as it relates to causes or circumstances that would operate as a discharge or release of, or defense available to, any Loan Party thereunder as a matter of law (including judicial decisions), except to the extent that such a Waiver is effective under and is not prohibited by or void or invalid under applicable law (including judicial decisions).

      (E) We express no opinion as to the enforceability, creation or perfection of the security interests purported or intended to be created or perfected pursuant to any Document in any item of Collateral (other than the Pledged Securities and Pledged Notes) subject to any restriction on or prohibition against transfer in any security, instrument or document evidencing or relating to such item.

      (F) Our security interest opinions are subject to the effect thereon of Sections 9-307, 9-314 and 9-315 of the UCC and do not apply to any Collateral constituting consumer goods or inventory of a retail merchant as defined in
Section 9102(f) of the CA UCC.

      (G) We express no opinion as to the application of, and our opinions above are subject to the effect, if any, of, any applicable fraudulent conveyance, fraudulent transfer, fraudulent obligation or preferential transfer law, any applicable bulk sale or transfer law, and any law governing the liquidation or dissolution of, or the distribution of assets of, any person or entity (including, without limitation, any law relating to the payment of dividends or other distributions on capital stock or the repurchase of capital stock).

      (H) Provisions in a guarantee that provide that the guarantor's liability thereunder shall not be affected by actions or failures to act on the part of the recipient of the guarantee or by amendments or waivers of provisions of documents governing the guaranteed obligations might not be enforceable under circumstances in which such actions, failures to act, amendments or waivers so radically change the essential nature of the terms and conditions of the guaranteed obligations that, in effect, a new contract has arisen between such recipient and the primary obligor on whose behalf the guarantee was issued. We also bring to your attention that guarantors may have the rights and remedies of a "debtor" under the UCC.

      (I) We note that the obligations of the Loan Parties are intended to be secured both by personal property and by the California Mortgages, describing interests in real property situated in the State of California. We express no opinions in this letter concerning the California Mortgages except to the extent set forth in paragraphs 2 and 3. Please refer to the separate opinion letter of even date herewith issued by our Los Angeles, California office for our opinions expressed concerning the California Mortgages and the assumptions, qualifications and limitations on those opinions. Furthermore, we advise you that the assumptions, qualifications and limitations set forth in the opinion letter of even date herewith issued by our Los Angeles, California office may be applicable to limit the rights and remedies available to the Lenders under the Documents which are the subject of this opinion letter.

      (J) We have made no examination of and express no opinion as to (i) the nature or extent of any Loan Party's rights in or title to any of the Pledged Collateral purported to be conveyed or encumbered by any Document, (ii) the accuracy of any description of Pledged Collateral, (iii) except to the extent noted in paragraphs 3, 6-9 above, the enforceability, creation or perfection of liens or security interests purported or intended to be created or perfected pursuant to any Document; (iv) the priority of liens or security interests purported or intended to be created or perfected pursuant to any Document; (v) the existence of any liens, restrictions, easements or encumbrances on any Pledged Collateral purported to be encumbered by a Document; or (vi) the transferability of or effectiveness of any permit, license, franchise or certificate or other rights or privileges with respect to any Pledged Collateral (other than the Pledged Notes and Pledged Securities).

      (K) For purposes of our opinions above insofar as they relate to Mid State Machine and Galaxy Industries, we have assumed (i) that each of Mid State Machine and Galaxy Industries is a corporation existing and in good standing in its jurisdiction of incorporation, has all requisite power and authority, and has obtained all requisite corporate, shareholder, third party and governmental authorizations, consents and approvals, and made all requisite filings and registrations, necessary to execute, deliver and perform the Documents to which it is a party and to grant the security interests contemplated thereby (except to the extent noted in paragraph 2 above), and that such execution, delivery, performance and grant will not violate or conflict with any law, rule, regulation, order, decree, judgment, instrument or agreement binding upon or applicable to Mid State Machine or Galaxy Industries or their respective properties (except to the extent noted in paragraph 2 above), and (ii) the Documents to which each of Mid State Machine and Galaxy Industries are a party have been duly authorized, executed and delivered by each of Mid State Machine and Galaxy Industries.

      (L) To the extent it may be relevant to the opinions expressed herein, we have assumed that the parties to the Documents other than the Loan Parties have the power to enter into and perform such documents and to consummate the transactions contemplated thereby and that such documents have been duly authorized, executed and delivered by, and constitute legal, valid and binding obligations of, such parties.

      We are admitted to practice in the States of New York, California, Texas and Illinois. The opinions expressed herein are limited to the federal laws of the United States of America and the laws of the State of New York and, to the extent relevant to the opinions expressed in paragraphs 1, 2, 3, 11, 12 and 13 above, the DGCL and the laws of the States of California, Illinois and Texas, each as currently in effect (except that only the laws of the State of Texas are implicated by the opinions in paragraph 11, only the laws of the State of Illinois are implicated by the opinions in paragraph 12 and only the laws of the State of California are implicated by the opinions in paragraph 13). Our opinions in paragraphs 6, 8 and 9 are limited to Article 9 of the NY UCC and our opinions in paragraph 7 are limited to Article 9 of the UCC. Because of the foregoing limitations, opinion paragraphs 6 through 9 do not address (i) laws of jurisdictions other than the States of New York, California, Illinois and Texas or laws of the States of New York, California, Illinois and Texas except that paragraph 7 addresses Article 9 of the NY UCC, the CA UCC, the IL UCC and the TX UCC and paragraphs 6, 8 and 9 address
Article 9 of the NY UCC, (ii) collateral of a type not subject to Article 9 of the UCC, or (iii) under Section 9-103 of the UCC what law governs perfection of the security interests granted in the collateral covered by this opinion letter. We express no opinion with respect to any Article 9 Collateral of a type described in Section 9-401(1)(a) or (b) of the UCC.

      We express no opinion as to the compliance or noncompliance, or the effect of the compliance or noncompliance, of the Administrative Agent, Documentation Agent, Syndication Agent or any Lender with any state or federal laws or regulations applicable to it by reason of its status as or affiliation with a federally insured depository institution.

      The opinions expressed herein are solely for the benefit of the addressees hereof and their successors and assigns in connection with the transaction referred to herein and may not be relied on by such addressees for any other purpose or in any manner or for any purpose by any other person or entity.

                                    Very truly yours,


                                    /s/ Jones, Day, Reavis & Pogue

                                     ANNEX A

                              FINANCING STATEMENTS

                                     ANNEX B

                         AGREEMENTS, ORDERS AND DECREES

Certified Fabricators, Inc. / Calbrit Designs, Inc.

      (1) Lease between Certified Fabricators, Inc. and Certified Fabricators (the general partnership) for 6291 Burnham, Buena Park, CA, dated 1/30/98

      (2) Lease between Certified Fabricators, Inc. and Certified Fabricators (the general partnership) for 6332 Burnham, Buena Park, CA, dated 12/29/97

      (3) Lease between Certified Fabricators, Inc. and Certified Fabricators (the general partnership) for 6351 Burnham, Buena Park, CA, dated 5/16/97

      (4) Lease between Certified Fabricators, Inc. and Certified Fabricators (the general partnership) for 6530 Altura, Buena Park, CA, dated 3/19/97

      (5) Lease between Carolyn Blywise Living Trust and Certified Fabricators, Inc. for 16031 Carmenita Road, Cerritos, dated 2/22/95.

      (6) Lease for office property at 6280 Manchester Blvd. #300, Buena Park between Urban Properties, Inc. and Certified Fabricators, Inc., dated 3/17/97

      (7) Stock Purchase Agreement, with exhibits and schedules thereto by and among Certified Fabricators, Inc., Calbrit Design, Inc., and their stockholders and Precision Partners, Inc. dated 2/19/99

      (8)   Employment Agreement with Gary Buehler, dated 3/19/99

Galaxy Industries Corporation

      (1) Business Property Lease by and between G & L Associates, Inc. as Lessor and Galaxy Precision Machining Co. as Lessee regarding the property at 7777 Rhonda Drive, Township of Canton, County of Wayne, State of Michigan, dated 4/10/97

      (2) Merger Agreement among Galaxy Industries Corporation, Kenneth Smith Galaxy Holding Co., Inc., Robert H. Leidel Revocable Living Trust, Betty A. Leidel Revocable Living Trust, Michael Leidel, Cheryl Brooks, and Galaxy Acquisition, Inc., with exhibits and schedules thereto, dated 9/30/98

      (3)   Employment Agreement with Ken Smith, dated 9/30/98

General Automation, Inc.

      (1) Asset Purchase Agreement, by and among General Automation, Inc., Max Starr and Precision Partners Holding Company with exhibits and schedules thereto, dated 2/5/99

      (2)   Employment Agreement with Max Starr, dated 3/19/99

Mid State Machine Products

      (1) General Electric gas turbine systems sourcing operation by and between General Electric and Mid State, dated 12/1/98

      (2) Lease, by and between, S. Douglas Sukeforth and Rita Sukeforth and Precision Partners Management Corp., for premises known as 1501 Verti Drive, Winslow, Maine, dated 11/01/98

      (3) Redemption and Merger Agreement among Mid State Machine Products, S. Douglas Sukeforth, Mid State Holdings Co, Inc. and Mid State Acquisition Inc., with exhibits and schedules thereto, dated 9/17/98

      (4)   Employment Agreement with S. Douglas Sukeforth, dated 9/30/98

Nationwide Precision Products Corp.

      (1) Lease for real property located at 200 Tech Park Drive Rochester. New York, dated 3/19/99.

      (2) Asset Purchase Agreement between Nationwide Precision Products Corp., Nationwide Acquisition Delaware, Inc. and John Nucitilli, Robert Nucitilli, and Michael Nucitilli, with exhibits and schedules thereto, dated 2/11/99

      (3)   Employment Agreement with Ron Ricotta, dated 3/19/99

Precision Partners, Inc.

      (1) Consent to Sublease by and among Crescent Real Estate Funding Two, LP and Hekimian Laboratories, Inc. and Precision Partners Management Corp., dated 10/27/98

      (2)   Senior Subordinated Indenture

                                     ANNEX C

                                 FILING OFFICES

      Name of Pledgor                        Filing Location

 1.   Calbrit Design, Inc.                   Secretary of State of Texas
                                             Secretary of State of California
                                             Orange County, California

 2.   Certified Fabricators, Inc.            Secretary of State of Texas
                                             Secretary of State of California
                                             Orange County, California
                                             Los Angeles County, California

 3.   Galaxy Industries Corporation          Secretary of State of Texas

 4.   General Automation, Inc.               Secretary of State of Texas
                                             Secretary of State of Illinois
                                             Cook County, Illinois

 5.   Mid State Machine Products             Secretary of State of Texas

 6.   Nationwide Precision Products          Secretary of State of Texas
      Corporation                            Secretary of State of New York
                                             Monroe County, New York

 7.   Precision Partners, Inc.               Secretary of State of Texas

 8.   Precision Partners Holding Company     Secretary of State of Texas

                                                                     [EXHIBIT G]

                          FORM OF EXEMPTION CERTIFICATE

      Reference is made to the Credit Agreement, dated as of March 19, 1999 as amended, supplemented or otherwise modified from time to time, the ("Credit Agreement") among PRECISION PARTNERS INC., a Delaware Corporation (the "Borrower"), the Guarantors from time to time thereunder, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CITICORP U.S.A., INC., as Administrative Agent, NATIONSBANK, N.A., as Syndication Agent, and SUNTRUST BANK, ATLANTA, as Documentation Agent. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.

      _______________________________ (the "Non-U.S. Lender") is providing this certificate pursuant to Section 2.15(d) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:

      17. The Non-U.S. Lender is the sole record and beneficial owner of the [Loans] [L/C Obligations] in respect of which it is providing this certificate.

      18. The Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). In this regard, the Non-U.S. Lender further represents and warrants that:

      (a) the Non-U.S. Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

      (b) the Non-U.S. Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

      19. The Non-U.S. Lender is not a 10-percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

      20. The Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

      IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

                                [NAME OF NON-U.S. LENDER]


                                By:________________________
                                   Name:
                                   Title:

Date: __________________

                                                                   [EXHIBIT H-1]

                           FORM OF NOTICE OF BORROWING

                                                        Date: _____________,____

Citicorp U.S.A., Inc.
   as Administrative Agent
399 Park Avenue
New York, NY 10022-4600

RE: Credit Agreement dated as of March 19, 1999 (the "Credit Agreement") among PRECISION PARTNERS INC., a Delaware Corporation (the "Borrower"), the Guarantors from time to time thereunder, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CITICORP U.S.A., INC., as Administrative Agent, NATIONSBANK, N.A., as Syndication Agent, and SUNTRUST BANK, ATLANTA, as Documentation Agent

Ladies and Gentlemen:

      The undersigned, the Borrower, refers to the Credit Agreement, the capitalized terms defined herein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.3 of the Credit Agreement, of the borrowing specified below:

                  21.

22.   The Business Day of the proposed borrowing is ___________, ____.

23.   The amount of the proposed borrowing is $__________.

24.   The borrowing to be comprised of $__________ of [Base Rate][Eurodollar]
      Loans.

25. If applicable: The duration of the Interest Period for the Eurodollar Loans included in the borrowing shall be _____ months.

      The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Borrowing Date, before and after giving effect thereto and to the application of the proceeds therefrom:


                                      H1-1

      (i) the representations and warranties of the Borrower contained in
Section 4 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

      (ii) no Default or Event of Default has occurred and is continuing, or would result from such proposed borrowing;

      (iii) the proposed borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount of the L/C Obligations to exceed the combined Revolving Commitments of the Lenders; and

      (iv) the proposed borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount of the L/C Obligations to exceed the Borrowing Base.

                                       PRECISION PARTNERS INC.


                                       By:________________________
                                          Name:
                                          Title:


                                      H1-2

                                                                   [EXHIBIT H-2]

                    FORM OF NOTICE OF CONVERSION/CONTINUATION

                                                          Date: __________, ____

Citicorp U.S.A., Inc.
   as Administrative Agent
399 Park Avenue
New York, NY 10022-4600

RE: Credit Agreement dated as of March 19, 1999 (the "Credit Agreement") among PRECISION PARTNERS INC., a Delaware Corporation (the "Borrower"), the Guarantors from time to time thereunder, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CITICORP U.S.A., INC., as Administrative Agent, NATIONSBANK, N.A., as Syndication Agent, and SUNTRUST BANK, ATLANTA, as Documentation Agent.

Ladies and Gentlemen:

      The undersigned, Precision Partners Inc. (the "Borrower"), refers to the Credit Agreement, the capitalized terms being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.8 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

      26.   The Conversion/Continuation Date is

      27. The aggregate amount of the Loans to be [converted] [continued] is $__________.

      28. The Loans are to be [converted into] (continued as] [Eurodollar] [Base Rate] Loans.


                                      H2-1

29.

      30. [If applicable: The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be ___ months].

                                      PRECISION PARTNERS INC.


                                      By:________________________
                                         Name:
                                         Title:


                                      H2-2

                                                                Exhibit I to
                                                                Credit Agreement

================================================================================

                            PRECISION PARTNERS, INC.
                                   as Borrower

                                       and

                        THE OTHER PLEDGORS PARTY HERETO

                               ------------------

                               SECURITY AGREEMENT

                           Dated as of March 19, 1999

                               ------------------

                              CITICORP U.S.A., INC.
                             as Administrative Agent

================================================================================

                                Table of Contents

                                                                            Page
                                                                            ----

RECITALS ..................................................................... 1

AGREEMENT .................................................................... 2

     Section 1. Pledge ....................................................... 2
     Section 2. Secured Obligations .......................................... 7
     Section 3. No Release ................................................... 7
     Section 4. Perfection; Supplements; Further Assurances; Use of
                      Pledged Collateral ..................................... 8
     Section 5. Representations, Warranties and Covenants .................... 9
     Section 6. Special Provisions Concerning General Collateral .............14
     Section 7. Special Provisions Concerning Securities Collateral ..........16
     Section 8. Special Provisions Concerning Intellectual Property
                      Collateral .............................................18
     Section 9. Special Provisions Concerning Financial Accounts .............21
     Section 10. Transfers and Other Liens ...................................23
     Section 11. Reasonable Care .............................................23
     Section 12. Remedies upon Default; Obtaining the Pledged Collateral upon Event of Default ..................................23
     Section 13. Application of Proceeds .....................................27
     Section 14. Expenses ....................................................27
     Section 15. No Waiver, Cumulative Remedies ..............................28
     Section 16. Administrative Agent ........................................28
     Section 17. Administrative Agent May Perform; Administrative Agent
                      Appointed Attorney-in-Fact .............................28
     Section 18. Indemnity ...................................................29
     Section 19. Modification in Writing .....................................29
     Section 20. Termination; Release ........................................30
     Section 21. Notices .....................................................30
     Section 22. Continuing Security Interest; Assignment ....................30
     Section 23. GOVERNING LAW; TERMS ........................................30
     Section 24. CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER
                      OF JURY TRIAL ..........................................31
     Section 25. Severability of Provisions ..................................31
     Section 26. Execution in Counterparts ...................................31
     Section 27. Headings ....................................................31
     Section 28. Obligations Absolute ........................................31
     Section 29. Administrative Agent's Right to Sever Indebtedness ..........32
     Section 30. Future Advances .............................................33

SIGNATURES
SCHEDULE I-A INITIAL PLEDGED SHARES
SCHEDULE I-B INITIAL PLEDGED INTERESTS
SCHEDULE II  INITIAL INTERCOMPANY NOTES
SCHEDULE III INITIAL PATENTS
SCHEDULE IV  INITIAL TRADEMARKS
SCHEDULE V   INITIAL COPYRIGHTS
SCHEDULE VI  INITIAL LICENSES

SCHEDULE VII INITIAL FINANCIAL ACCOUNTS
ANNEX A          FINANCING STATEMENTS AND OTHER NECESSARY FILINGS, UCC FILINGS,
                 PATENT AND TRADEMARK FILINGS, AND OTHER FILINGS
ANNEX B          PRIOR LIENS
ANNEX C          LOCATIONS OF PLEDGORS
EXHIBIT 1        FORM OF ISSUER ACKNOWLEDGMENT
EXHIBIT 2        FORM OF FINANCIAL ACCOUNT CONSENT AGREEMENT
EXHIBIT 3        FORM OF SECURITIES PLEDGE AGREEMENT
EXHIBIT 4        FORM OF JOINDER AGREEMENT

                               SECURITY AGREEMENT

            SECURITY AGREEMENT (the "Agreement"), dated as of March 19, 1999 made by PRECISION PARTNERS, INC., a Delaware corporation having an office at 5605 N. MacArthur Blvd., Suite 760, Irving, Texas 75038 (the "Borrower"), and EACH OF THE SUBSIDIARY GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO OR FROM TIME TO TIME PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (collectively, the "Subsidiary Guarantors"), as pledgors, assignors and debtors (the Borrower, together with the Subsidiary Guarantors, in such capacities and together with any successors in such capacities, the "Pledgors", and each, a "Pledgor"), in favor of CITICORP U.S.A., INC., having an office at 399 Park Avenue, New York, New York 10022, in its capacity as administrative agent for the lending institutions (the "Lenders") from time to time party to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacity and together with any successors in such capacity, the "Administrative Agent").

                                    RECITALS:

            A. Pursuant to a certain credit agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Credit Agreement), among the Borrower, the Subsidiary Guarantors, Precision Partners Holding Company ("Holding"), the Lenders, the Administrative Agent, NationsBank, N.A., as syndication agent ("Syndication Agent"), and Sun-Trust Bank, Atlanta, as the documentation agent ("Documentation Agent"; together with Administrative Agent and Syndication Agent, collectively, the "Agents"), the Lenders have agreed (i) to make to or for the account of the Borrower certain Term Loans up to an aggregate principal amount of $23,000,000 and certain Revolving Loans up to an aggregate principal amount of $25,000,000 and (ii) to issue certain Letters of Credit for the account of the Borrower.

            B. Each of Holding and the Subsidiary Guarantors has executed and delivered to the Administrative Agent a certain guarantee instrument (each, a "Guarantee") pursuant to which, among other things, each of Holding and the Subsidiary Guarantors has guaranteed the obligations of the Borrower under the Credit Agreement and the other Loan Documents, and each of Holding and the Subsidiary Guarantors desires that its Guarantee be secured hereunder.

            C. Each Pledgor is or will be the legal and/or beneficial owner of the Pledged Collateral (as hereinafter defined) to be pledged by it hereunder.

            D. It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement and a condition to any Lender issuing Letters of Credit under the Credit Agreement that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

            E. This Agreement is given by each Pledgor in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Agents (collectively, the "Secured Parties") to secure the payment and performance of all of the Secured Obligations (as defined in Section 2).

                                   AGREEMENT:

            NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors and the Administrative Agent hereby agree as follows:

            Section 1. Pledge. As collateral security for the payment and performance when due of all the Secured Obligations, each Pledgor hereby pledges, assigns, transfers and grants to the Administrative Agent for its benefit and the benefit of the Secured Parties, a continuing first priority security interest in and to and pledge of, subject only to Prior Liens, all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, the "Pledged Collateral"):

            (a) all "accounts", as such term is defined in the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction (the "UCC"), and in any event including, without limitation, all of such Pledgor's rights to any and all (i) accounts, accounts receivable, margin accounts, futures positions, book debts, instruments, documents, contracts, contract rights, choses in action, notes, drafts, acceptances, chattel paper and other forms of obligations and receivables now or hereafter owned or held by or payable to such Pledgor relating in any way to or arising from the sale or lease of goods or the rendering of services by such Pledgor or any other party, including the right to payment of any interest or finance charge with respect thereto, together with all merchandise represented by any of the accounts, (ii) all such merchandise that may be reclaimed or repossessed or returned to such Pledgor, (iii) all of such Pledgor's rights as an unpaid vendor, including stoppage in transit, reclamation, replevin and sequestration, (iv) all assets pledged, assigned, hypothecated or granted to, and all letters of credit, guarantee claims, Liens, and security interests held by, Pledgor to secure payment of any accounts and which are delivered for or on behalf of any account debtor, (v) all accessions to all of the foregoing described properties and interests in properties, (vi) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection with the foregoing, (vii) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties and certificates from filing or other registration offices, (viii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (ix) all customer lists and invoices and (x) all general intangibles arising out of such Pledgor's rights in any goods, the sale of which give rise to any of the foregoing (collectively, the "Receivables");

            (b) all "inventory", as such term is defined in the UCC, of such Pledgor wherever located and of every class, kind and description and, in any event including, without limitation, (i) all goods, merchandise, raw materials, work-in-process, returned goods, finished goods, samples and consigned goods (to the extent of the consignee's interest therein), materials and supplies of any kind or nature which are or might be used in connection with the manufacture, printing, publication, packing, shipping, advertising, selling or finishing of any such goods and all other products, goods, materials and supplies, (ii) all inventory as is temporarily out of such Pledgor's custody or possession, items in transit and any returns and repossessions upon any Receivables and (iii) all substitutions therefor or replacements thereof, and all additions and accessions thereto (collectively, the "Inventory");

            (c) any and all sale, service, performance and equipment or property lease contracts, agreements and grants (whether written or oral, or third party or intercompany), and any other document (whether written or oral,) between such Pledgor and third parties, and all assignments, amend-ments, restatements, supplements, extensions, renewals, replacements or modifications thereof, including, without limitation, Acquisition Documentation (collectively, the "Contracts", and each, a "Contract");

            (d) all "equipment", as such term is defined in the UCC, and, in any event including, without limitation, all machinery, apparatus, equipment, office machinery, electronic data-processing equipment, computers and computer hardware and software (whether owned or licensed), furniture, conveyors, tools, materials, storage and handling equipment, automotive equipment, motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership, and all other equipment of every kind and nature owned by such Pledgor or in which such Pledgor may have any interest (to the extent of such interest) and all modifications, renewals, improvements, alterations, repairs, substitutions, attachments, additions, accessions and other property now or hereafter affixed thereto or used in connection therewith, all replacements and all parts therefor and together with all substitutes for any of the foregoing (collectively, the "Equipment");

            (e) all "general intangibles", as such term is defined in the UCC, and, in any event including, without limitation, (i) all of such Pledgor's rights, title and interest in, to and under all Contracts, (ii) all manuals, blueprints, know-how, warranties and records in connection with the Equipment; (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other Person and the benefits of any and all collateral or other security given by any other Person in connection therewith; (iv) all lists, books, records, ledgers, print-outs, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral including, without limitation, all customer lists, identification of suppliers, data, plans, blueprints, specification designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like pertaining to operations by such Pledgor or the Pledged Collateral, field repair data, sales data and other information relating to sales of products now or hereafter manufactured, distributed or franchised by such Pledgor, accounting information pertaining to such Pledgor's operations or any of the Pledged Collateral and all media in which or on which any of the information or knowledge or data or records relating to such operations or any of the Pledged Collateral may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (v) all licenses, consents, permits, variances, certifications and approvals of any federal, state, local, foreign or other governmental or administrative (including self-regulatory) body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission or other similar dispute-resolving body including, without limitation, those governing the regulation and protection of the environment (each, a "Governmental Authority") (or any Person acting on behalf of a Governmental Authority) now or hereafter held by such Pledgor pertaining to operations now or hereafter conducted by such Pledgor or any Pledged Collateral now or hereafter held by such Pledgor, and (vi) all rights to refund or indemnification to the extent the foregoing relate to any Pledged Collateral and income tax refunds to the extent relating to any Pledged Collateral, claims for tax or other refunds against any city, county or state or federal government, or any agency or authority or other subdivision thereof relating to any Pledged Collateral (collectively, the "Intangibles");

            (f) all insurance policies held by such Pledgor or naming such Pledgor as insured, additional insured or loss payee (including, without limitation, casualty insurance, liability insurance, property insurance and business interruption insurance), all such insurance policies entered into after the date hereof other than insurance policies (or certificates of insurance evidencing such insurance poli-

      cies) relating to health and welfare insurance and life insurance policies in which such Pledgor is not named as beneficiary (i.e., insurance policies that are not "Key Man" insurance policies) and all rights, claims and recoveries relating thereto (including all dividends, returned premiums and other rights to receive money in respect of any of the foregoing) (collectively, the "Insurance Policies");

            (g) such Pledgor's right to receive the surplus funds, if any, which are payable to such Pledgor following the termination of any employee pension plan and the satisfaction of all liabilities of participants and beneficiaries under such plan in accordance with applicable law (collectively, the "Pension Plan Reversions");

            (h) the issued and outstanding shares of capital stock of each Person described in Schedule I-A annexed hereto and each other corporation hereafter acquired or formed by such Pledgor (which are and shall remain at all times until this Agreement terminates, certificated shares), including the certificates representing the Pledged Shares and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares and all Additional Shares (as hereinafter defined) (collectively, the "Pledged Shares"); provided, however, that such Pledgor shall not be required to pledge shares possessing more than 65% of the voting power of all classes of capital stock entitled to vote of any Subsidiary which is a controlled foreign corporation (as defined in Section 957(a) of the Internal Revenue Code of 1986, as amended from time to time (the "Tax Code")) and, in any event, shall not be required to pledge the shares of stock of any Subsidiary otherwise required to be pledged pursuant to this subsection 1(h) to the extent that such pledge would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the Tax Code, which investment would trigger an increase in the gross income of a United States shareholder of such Pledgor pursuant to Section 951 (or a successor provision) of the Tax Code;

            (i) all additional shares of capital stock of whatever class of any issuer of the Pledged Shares from time to time acquired by such Pledgor in any manner (which are and shall remain at all times until this Agreement terminates, certificated shares), including the certificates representing such additional shares and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares (collectively, the "Additional Shares");

            (j) all membership interests and/or partnership interests, as applicable, of each Person described in Schedule I-B annexed hereto and each other limited liability company or partnership hereafter acquired or formed by such Pledgor, together with all rights, privileges, authority and powers of such Pledgor in and to each such Person or under the membership or partnership agreement of each such Person (the "Operative Agreements"), and the certificates, instruments and agreements, if any, representing such membership or partnership interests (collectively, the "Initial Pledged Interests");

            (k) all options, warrants, rights, agreements, additional membership or partnership interests or other interests relating to each such Person described in clause (j) above or any interest in any such Person, including, without limitation, any right relating to the equity or membership or partnership interests in any such Person or under the Operative Agreement of any such Person, from time to time acquired by such Pledgor in any manner and the certificates, instruments and agreements, if any, representing such additional interests (collectively, the "Additional Interests"; together with the Initial Pledged Interests, the "Pledged Interests"; the Pledged Interests, together with the Pledged Shares and the items or types of Pledged Collateral described in subsection 1(n) of this Agreement, collectively, the "Pledged Securities");

            (l) all intercompany notes described in Schedule II annexed hereto (and each other intercompany note hereafter acquired by such Pledgor) and all certificates or instruments evidencing such intercompany notes and all proceeds thereof, all accessions thereto and substitutions therefor (collectively, the "Intercompany Notes");

            (m) all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes (collectively, "Distributions");

            (n) without affecting the obligations of such Pledgor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which any Person listed in
      Schedule I-A or Schedule I-B annexed hereto is not the surviving entity, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company or partnership owned by such Pledgor (unless such successor is such Pledgor itself) formed by or resulting from such consolidation or merger;

            (o) all patents issued or assigned to and all patent applications and registrations made by such Pledgor, including, without limitation, the patents, patent applications, registrations and recordings listed in
      Schedule III annexed hereto, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iv) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world, and (vi) rights to sue for past, present and future infringements thereof (collectively, the "Patents");

            (p) all trademarks (including service marks), logos, federal and state trademark registrations and applications made by such Pledgor, common law trademarks and trade names owned by or assigned to such Pledgor and all registrations and applications for the foregoing, including, without limitation, the registrations and applications listed in Schedule IV annexed hereto, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof,
      (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof (collectively, the "Trademarks");

            (q) all copyrights (whether statutory or common law) owned by or assigned to such Pledgor, including, without limitation, the copyrights, registrations and applications listed in Schedule V annexed hereto, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of any copyrights, (ii) reissues, renewals, continuations and extensions thereof, (iii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof (collectively, the "Copyrights");

            (r) all license and distribution agreements and covenants not to sue with any other party with respect to any Patent, Trademark, or Copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement including, without limitation, the license and distribution agreements listed in Schedule VI annexed hereto, along with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) any other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights (collectively, the "Licenses");

            (s) the entire goodwill connected with such Pledgor's business including, without limitation, (i) all goodwill connected with the use of and symbolized by any of the Intellectual Property Collateral (as hereinafter defined) in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer lists, proprietary information, inventions, methods, procedures, formulae, descriptions, name plates, catalogs, confidential information, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor's business (collectively, the "Goodwill");

            (t) all financial accounts and all investment property (as defined in the UCC) of such Pledgor, including, without limitation, (i) the financial accounts maintained with the financial institutions (each such financial institution, or any financial institution which shall satisfy the conditions set forth in subsection 9(b) of this Agreement, a "Financial Intermediary") identified in Schedule VII annexed hereto, (ii) all moneys, financial assets (as defined in the UCC), checks, drafts, securities and instruments deposited or required to be deposited in such accounts, (iii) all investments and all certificates and instruments, if any, from time to time representing or evidencing any other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing items listed under subclauses (i) and (ii), and (iv) each consent or other agreement from time to time entered into by such Pledgor with any financial institution at which any of the financial accounts is maintained and all rights of such Pledgor under each such consent or agreement;

            (u) all "documents", as such term is defined in the UCC, including, without limitation, all receipts of such Pledgor covering, evidencing or representing Inventory or Equipment (collectively, the "Documents");

            (v) all "instruments", as such term is defined in the UCC, including, without limitation, all promissory notes, drafts, bills of exchange or acceptances (collectively, the "Instruments");

            (w) any and all other property or assets of such Pledgor whether tangible or intangible, fixed or liquid; and

            (x) all "proceeds", as such term is defined in the UCC or under other relevant law, and in any event including, without limitation, any and all (i) proceeds of any insurance (except payments made to a Person which is not a party to this Agreement), indemnity, warranty, guaranty or claim payable to the Administrative Agent or to such Pledgor from time to time with respect to any of the Pledged Collateral, (ii) payments (in any form whatsoever) made or due and payable to such Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any Governmental Authority (or any Person acting on behalf of a Governmental Authority), (iii) instruments representing obligations to pay amounts in respect of the Pledged Collateral, (iv) products of the Pledged Collateral and (v) other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral (collectively, the "Proceeds");

provided, however, that Pledged Collateral shall not include any items of property described in Granting Clauses (c), (e), (v) and (r) to the extent that such Pledgor is expressly prohibited from granting a Lien thereon or applicable law provides for the involuntary forfeiture thereof in the event that a Lien is granted thereon without the consent of the appropriate Person or Governmental Authority; provided, further, that in the event of the termination or elimination of any prohibition or requirement for any consent contained in any law, rule, regulation, contract, license, franchise, authorization, agreement, grant or other document, or upon the granting of any consent, the items of property so excluded from the definition of Pledged Collateral by virtue of the immediately preceding proviso shall (without any act or delivery by any Person) constitute Pledged Collateral hereunder;

            The Pledged Securities, the Intercompany Notes, the Distributions and the Proceeds relating thereto are collectively referred to as the "Securities Collateral". The Patents, Trademarks, Copyrights, Licenses, Goodwill and the Proceeds relating thereto are collectively referred to as the "Intellectual Property Collateral". The property described in clause (t) above and the Proceeds relating thereto are collectively referred to as the "Financial Account Collateral". The Pledged Collateral other than the Securities Collateral, the Intellectual Property Collateral and the Financial Account Collateral is collectively referred to as the "General Collateral".

            Section 2. Secured Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), of (i) all Obligations of the Borrower now existing or hereafter arising under or in respect of the Credit Agreement (including, without limitation, the obligations of the Borrower to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Credit Agreement), (ii) all Obligations of Holding and the Subsidiary Guarantors now existing or hereafter arising under or in respect of the Credit Agreement (including, without limitation, the obligations of Holding and each Subsidiary Guarantor to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Credit Agreement) and (iii) without duplication of the amounts described in clauses (i) and (ii) above, all Obligations of the Pledgors now existing or hereafter arising under or in respect of this Agreement or any other Security Document, including, without limitation, all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in this Agreement or in any other Security Document, in each case whether in the regular course of business or otherwise (the obligations described in clauses (i), (ii) and (iii) of this Section 2, collectively, the "Secured Obligations").

            Section 3. No Release. Nothing set forth in this Agreement shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Administrative Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor's part to be so performed or observed or shall impose any liability on the Administrative Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement or any other Loan Document, or under or in respect of the Pledged Collateral or made in connection herewith or therewith, except upon any exercise of remedies pursuant to Section 12 whereby such Pledgor no longer has any rights, title or interest in or to such Pledged Collateral. The obligations of each Pledgor referred to in this Section 3 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations under this Agreement and the other Loan Documents.

            Section 4. Perfection; Supplements; Further Assurances; Use of Pledged Collateral.

            (a) Delivery of Certificated Securities Collateral. All certificates, agreements or instruments representing or evidencing the Securities Collateral, to the extent not previously delivered to the Administrative Agent, shall immediately upon receipt thereof by any Pledgor be delivered to and held by or on behalf of the Administrative Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default and without notice to any Pledgor, to endorse, assign or otherwise transfer to or to register in the name of the Administrative Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, the Administrative Agent shall have the right at any time after the occurrence and during the continuance of a Default to exchange certificates representing or evidencing Pledged Securities for certificates of smaller or larger denominations.

            (b) Perfection of Uncertificated Securities Collateral. If any issuer of Pledged Securities is organized in a jurisdiction which does not permit the use of certificates to evidence equity ownership, or if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, record such pledge on the equity-holder register or the books of the issuer, cause the issuer to execute and deliver to the Administrative Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 annexed hereto, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Administrative Agent the right to transfer such Pledged Securities pursuant to the terms hereof and provide to the Administrative Agent an opinion of counsel, in form and substance satisfactory to the Administrative Agent, confirming such pledge.

            (c) Financing Statements and Other Filings. The only filings, registrations and recordings necessary and appropriate to create, preserve, protect and perfect the security interest granted by each Pledgor to the Administrative Agent pursuant to this Agreement in respect of the Pledged Collateral are listed in Annex A annexed hereto. All such filings, registrations and recordings have been filed, registered and recorded contemporaneously with the execution of the Loan Documents. Each Pledgor agrees that at any time and from time to time, it will execute and, at the sole cost and expense of the Pledgors file and refile, or permit the Administrative Agent to file and refile, such financing statements, continuation statements and other documents (including, without limitation, this Agreement), in form reasonably acceptable to the Administrative Agent, in such offices (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office) as the Administrative Agent may reasonably deem necessary or appropriate, wherever required or permitted by law in order to perfect, continue and maintain a valid, enforceable, first priority security interest, subject only to Prior Liens, in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Administrative Agent hereunder, as against third parties, with respect to any Pledged Collateral. Each Pledgor authorizes the Administrative Agent to file any such financing or continuation statement or other document without the signature of such Pledgor where permitted by law.

            (d) Motor Vehicles. At any time after the occurrence and during the continuance of an Event of Default, each Pledgor shall, upon the request of the Administrative Agent, deliver to the Administrative Agent originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by certificates of title or ownership owned by it) with the Administrative Agent listed therein as lienholder; provided, however, that each Pledgor shall not be obligated to deliver to the Administrative Agent originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by certificates of title owned by it) if the originals have been previously delivered to the lienholder of a Prior Lien.

            (e) Supplements; Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver to the Administrative Agent such additional assignments, agreements, supplements, powers and instruments, as the Administrative Agent may reasonably deem necessary or appropriate, wherever required or permitted by law, in order to perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Administrative Agent hereunder, to carry into effect the purposes of this Agreement or better to assure and confirm unto the Administrative Agent or permit the Administrative Agent to exercise and enforce its respective rights, powers and remedies hereunder with respect to any Pledged Collateral. Without limiting the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Administrative Agent from time to time such lists, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments or the Administrative Agent deems reasonably necessary or appropriate. The Administrative Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Administrative Agent may be advised by counsel shall be reasonably necessary or expedient to prevent any impairment of the security interest in or perfection of the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.

            (f) Use and Pledge of Pledged Collateral. Unless an Event of Default shall have occurred and be continuing, the Administrative Agent shall from time to time execute and deliver, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, any and all instruments, certificates or other documents, in a form reasonably requested by such Pledgor, necessary or appropriate in the reasonable judgment of such Pledgor to enable such Pledgor to continue to exploit, license, use, enjoy and protect the Pledged Collateral, except as may be prohibited by the terms of this Agreement or the Credit Agreement. The Pledgors and the Administrative Agent acknowledge that this Agreement is intended to grant to the Administrative Agent for the benefit of the Secured Parties a security interest in and Lien upon the Pledged Collateral and shall not constitute or create a present assignment of any of the Pledged Collateral.

            Section 5. Representations; Warranties and Covenants. Each Pledgor represents, warrants and covenants as follows:

            (a) Perfection Actions; Prior Liens. Upon the completion of the deliveries, filings and other actions contemplated in subsections 4(a) through 4(c) hereof and subsections 9(a) and 9(b) hereof, the security interest granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement in and to the Pledged Collateral (other than Pledged Collateral covered by certificates of title or ownership) will constitute a perfected security interest therein, superior and prior to the rights of all other Persons therein other than with respect to (i) the Liens identified on Annex B relating to the items of Pledged Collateral identified on such annex, (ii) Subordinate Liens (as hereinafter defined) of the type described in clauses (g), (h),
      (j), (l), (m), (n) and (r) of the definition of Permitted Liens on
      Pledged Collateral acquired after the date hereof and that attached prior to the Lien granted hereunder or upon the acquisition of such Pledged Collateral and (iii) Subordinate Liens (as hereinafter defined) of the type described in clauses (a) and (b) of the definition of Permitted Liens which created or authorized under any law or regulation of any applicable Governmental Authority if and to the extent that the law or regulation creating or authorizing such Lien provides that such Lien is superior to the Lien and security interest created and evidenced hereby (the Liens described in clauses (i), (ii) and (iii), "Prior Liens").

            (b) No Liens. Such Pledgor is as of the date hereof, and, as to Pledged Collateral acquired by it from time to time after the date hereof, such Pledgor will be, the sole direct and beneficial owner of all Pledged Collateral pledged by it hereunder free from any Lien or other right, title or interest of any Person other than (i) Prior Liens, (ii) the Lien and security interest created by this Agreement and (iii) Subordinate Liens. Pledgor shall defend the Pledged Collateral pledged by it hereunder against all claims and demands of all Persons at any time claiming any interest therein adverse to the Administrative Agent or any other Secured Party. There is no agreement, and Pledgor shall not enter into any agreement or take any other action, that would result in the imposition of any other Lien, restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Pledgor's obligations or the rights of the Administrative Agent hereunder.

            "Subordinate Liens" shall mean (A) with respect to the General Collateral, Permitted Liens applicable to such Pledged Collateral (provided, however, that with respect to Liens of the type described in clauses (a) and (b) of the definition of Permitted Liens, such applicable Pledgor shall comply with the provisions of subsection 5(o) of this Agreement) and (B) with respect to all other Pledged Collateral, Liens of the type described in clauses (a) and (l) of the definition of Permitted Liens (provided, however, that with respect to Liens of the type described in clauses (a) and (l) of the definition of Permitted Liens, such applicable Pledgor shall comply with the provisions of subsection 5(o) of this Agreement).

            (c) Other Financing Statements. There is no (nor will be any) valid or effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral other than those relating to (i) Prior Liens, (ii) this Agreement and (iii) Subordinate Liens, and so long as any of the Secured Obligations remain unpaid or the Commitments of the Lenders to make any Loan or to issue any Letter of Credit shall not have expired or been sooner terminated, no Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to any Pledged Collateral, except, in each case, financing statements filed or to be filed in respect of and covering the security interests granted by such Pledgor pursuant to this Agreement and financing statements relating to Prior Liens or Subordinate Liens.

            (d) Chief Executive Office; Change of Name. The chief executive office of such Pledgor is located at the address indicated next to its name in Annex C annexed hereto. Such Pledgor shall not move its chief executive office, except to such new location as such Pledgor may establish in accordance with the last sentence of this subsection 5(d). Such Pledgor shall not establish a new location for its chief executive office nor shall it change its name until (i) it shall have given the Administrative Agent not less than thirty (30) days' prior written notice of its intention so to do, clearly describing such new location or name and providing such other information in connection therewith as the Administrative Agent may reasonably request and (ii) with respect to such new location or name, such Pledgor shall have taken all action reasonably satisfactory to the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby, including, without limitation, obtaining waivers of landlord's or warehouseman's liens with respect to such new location.

            (e) Location of Equipment. All Equipment held on the date hereof by such Pledgor is located at the addresses indicated next to its name in Annex C annexed hereto. All Equipment now held or subsequently acquired shall be kept at one or more of the locations listed in Annex C annexed hereto, or such new location as such Pledgor may establish if (i) it shall have given to the Administrative Agent at least thirty (30) days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Administrative Agent may reasonably request, and (ii) with respect to such new location, such Pledgor shall have taken all action reasonably satisfactory to the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby, including, without limitation, obtaining waivers of landlord's or warehouseman's liens with respect to such new location.

            (f) Due Authorization and Issuance. All of the Pledged Shares have been, and to the extent hereafter issued will be upon such issuance, duly authorized, validly issued and fully paid and non-assessable. All of the Initial Pledged Interests have been fully paid for, and there is no amount or other obligation owing by any Pledgor to any issuer of the Initial Pledged Interests in exchange for or in connection with the issuance of the Initial Pledged Interests or any Pledgor's status as a partner or a member of any issuer of the Initial Pledged Interests.

            (g) No Violations, etc. The pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board.

            (h) No Options, Warrants, etc. There are no options, warrants, calls, rights, commitments or agreements of any character to which such Pledgor is a party or by which it is bound obligating such Pledgor to issue, deliver or sell or cause to be issued, delivered or sold, additional Pledged Securities or obligating such Pledgor to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no voting trusts or other agreements or understandings to which such Pledgor is a party with respect to the transfer, voting or exercise of any other right of the equity interests of any issuer of the Pledged Securities.

            (i) No Claims. Such Pledgor owns or has rights to use all the Pledged Collateral pledged by it hereunder and all rights with respect to any of the foregoing used in, necessary for or material to such Pledgor's business as currently conducted and as contemplated to be conducted pursuant to the Loan Documents, except for Permits the failure to obtain which could not reasonably be expected to have a Material Adverse Effect. The use by such Pledgor of such Pledged Collateral and all such rights with respect to the foregoing do not infringe on the rights of any Person in any material respect. No material claim has been made and remains outstanding that such Pledgor's use of any Pledged Collateral does or may violate the rights of any third Person.

            (j) Authorization, Enforceability. Such Pledgor has the corporate power and authority and the legal right to pledge and grant a security interest in all the Pledged Collateral pledged by it pursuant to this Agreement, and this Agreement constitutes the legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles (whether enforcement is sought by proceedings in equity or at law).

            (k) No Conflicts, Consents, etc. Neither the execution and delivery of this Agreement by each Pledgor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violates any charter or by-laws or other organizational document of such Pledgor or any issuer of Pledged Securities, (ii) violates the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which such Pledgor is a party, or by which it may be bound or to which any of its properties or assets may be subject, which violation or conflict would have a Material Adverse Effect, or a material adverse effect on the value of the Pledged Collateral or an adverse effect on the security interests hereunder, (iii) conflicts with any law, order, rule or regulation applicable to any such Pledgor of any Governmental Authority having jurisdiction over such Pledgor or its property, or (iv) results in or requires the creation or imposition of any Lien (other than the Lien contemplated hereby) upon or with respect to any of the property now owned or hereafter acquired by such Pledgor. No consent of any party (including, without limitation, equityholders or creditors of such Pledgor or any account debtor under a Receivable) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for
      (x) the pledge by such Pledgor of the Pledged Collateral pledged by it pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, (y) the exercise by the Administrative Agent of the rights provided for in this Agreement or (z) the exercise by the Administrative Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement except for the filings contemplated hereby. In the event that the Administrative Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it reasonably necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Administrative Agent, such Pledgor agrees to use its best efforts to assist and aid the Administrative Agent to obtain as soon as practicable any reasonably necessary approvals or consents for the exercise of any such remedies, rights and powers.

            (l) Pledged Collateral. All information set forth herein, including the schedules and annexes attached hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The Pledged Collateral described on the schedules attached hereto constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors.

            (m) Insurance. No Pledgor shall take any action that impairs the rights of the Administrative Agent or any Secured Party in the Pledged Collateral. Each Pledgor shall at all times keep the Inventory and Equipment insured, at such Pledgor's own expense, against fire, theft and all other risks to which the Pledged Collateral may be subject and are usually insured against in the same general area by companies engaged in the same or a similar business, in such amounts and with such deductibles as would be maintained by a prudent operator in the same general area as such Pledgor of businesses similar to the business of such Pledgor. Each policy or certificate with respect to such insurance shall be endorsed to the Administrative Agent's reasonable satisfaction for the benefit of the Administrative Agent (including, without limitation, by naming the Administrative Agent as an additional named insured as the Administrative Agent may reasonably request) and such policy or certificate shall be delivered to the Administrative Agent. Each such policy shall state that it cannot be cancelled without 30 days' prior written notice to the Administrative Agent At least 30 days prior to the expiration of any such policy of insurance, each Pledgor shall deliver to the Administrative Agent an extension or renewal policy or an insurance certificate evidencing renewal or extension of such policy. If any Pledgor shall fail to insure such Pledged Collateral to the Administrative Agent's reasonable satisfaction, the Administrative Agent shall have the right (but shall be under no obligation) to advance funds to procure or renew or extend such insurance, and such Pledgor agrees to reimburse the Administrative Agent for all costs and expenses thereof, with interest on all such funds from the date advanced until paid in full at the highest rate then in effect under the Credit Agreement.

            (n) Insurance Proceeds. Any proceeds of insurance received by any Pledgor shall be applied by it as provided in Section 2.7(b) of the Credit Agreement. In the event that any Pledgor is permitted to and elects to apply such proceeds to the repair or replacement of any item of Pledged Collateral, such Pledgor shall upon its receipt of such proceeds promptly commence and diligently continue to perform such repair or promptly effect such replacement. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall have the option to apply any proceeds of insurance received by any Pledgor in respect of the Pledged Collateral toward the payment of the Secured Obligations in accordance with Section 13 hereof or to continue to hold such proceeds as additional collateral to secure the performance by the Pledgors of the Secured Obligations.

            (o) Payment of Taxes; Compliance with Laws; Claims. Each Pledgor shall pay prior to the date on which any penalties would attach thereto all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials, warehousing and supplies) against, the Pledged Collateral. Each Pledgor shall comply with all laws, rules and regulations applicable to the Pledged Collateral the failure to comply with which would have a Material Adverse Effect. Notwithstanding the foregoing, each Pledgor may at its own expense contest the amount or applicability of any of the obligations described in the preceding sentences of this subsection 5(o) by appropriate legal or administrative; provided, however, that in connection with such contest, such Pledgor shall (i) have made provision for the payment of such contested amount on such Pledgor's books if and to the extent required by generally accepted accounting principles, and (ii) during the continuance of a Default at the option and upon the request of the Administrative Agent, have deposited with the Administrative Agent a sum sufficient to pay and discharge such obligation and the Administrative Agent's estimate of all interest and penalties related thereto. Notwithstanding the foregoing provisions of this subsection 5(o), (x) no contest of any such obligation may be pursued by such Pledgor if such contest would expose the Administrative Agent or any other Secured Party to (A) any possible criminal liability or (B) unless such Pledgor shall have furnished a bond or, other security therefor reasonably satisfactory to the Administrative Agent, any other affected Secured Party, any additional civil liability for failure to comply with such obligation and
      (y) if at any time payment of any obligation imposed upon such Pledgor by this subsection 5(o) shall become necessary to prevent the imposition of remedies because of non-payment, such Pledgor shall pay the same in sufficient time to prevent the imposition of remedies in respect of such default or prospective default.

            Section 6. Special Provisions Concerning General Collateral.

            (a) Special Representations and Warranties. As of the time when each of its Receivables arises, each Pledgor shall be deemed to have represented and warranted that such Receivable and all records, papers and documents relating thereto (i) are genuine and correct and in all material respects what they purport to be, (ii) represent the legal, valid and binding obligation of the account debtor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, evidencing indebtedness unpaid and owed by such account debtor, arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein or out of an advance or a loan, not subject to the fulfillment of any contract or condition whatsoever or to any defenses, set-offs or counterclaims except with respect to refunds, returns and allowances in the ordinary course of business, or stamp or other taxes,
      (iii) will, in the case of a Receivable, except for the original or duplicate original invoice sent to a purchaser evidencing such purchaser's account, be the only original writings evidencing and embodying such obligation of the account debtor named therein, and (iv) are in compliance and conform with, in all material respects, all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

            (b) Maintenance of Records. Each Pledgor shall keep and maintain at its own cost and expense complete records of each Receivable, in a manner consistent with prudent business practice, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at such Pledgor's sole cost and expense, upon the Administrative Agent's demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Receivables, including, without limitation, all documents evidencing Receivables and any books and records relating thereto to the Administrative Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may transfer a full and complete copy of any Pledgor's books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any Person that has acquired or is contemplating acquisition of an interest in the Receivables or the Administrative Agent's security interest therein without the consent of any Pledgor.

            (c) Legend. Each Pledgor shall legend, at the request of the Administrative Agent made at any time after the occurrence of any Event of Default and in form and manner satisfactory to the Administrative Agent, the Receivables and the other books, records and documents of such Pledgor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Administrative Agent for the benefit of the Secured Parties and that the Administrative Agent has a security interest therein.

            (d) Modification of Terms, etc. No Pledgor shall rescind or cancel any indebtedness evidenced by any Receivable or modify any material term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such indebtedness except in the ordinary course of business consistent with prudent business practice or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto or sell any Receivable or interest therein without the prior written consent of the Administrative Agent. Each Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Receivables.

            (e) Collection. Each Pledgor shall cause to be collected from the account debtor of each of the Receivables, as and when due (including, without limitation, Receivables that are delinquent, such Receivables to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that any Pledgor may, with respect to a Receivable, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor's ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, in any case, whether incurred by any Pledgor, the Administrative Agent or any Secured Party, shall be paid by the Pledgors.

            (f) Instruments. Each Pledgor shall deliver to the Administrative Agent, within five days after receipt thereof by such Pledgor, any Instrument evidencing Receivables which is in the principal amount of $100,000 or more. Any Instrument delivered to the Administrative Agent pursuant to this subsection 6(f) shall be appropriately endorsed (if applicable) to the order of the Administrative Agent, as agent for the Secured Parties, and shall be held by the Administrative Agent as further security hereunder; provided however, that so long as no Default shall have occurred and be continuing, the Administrative Agent shall, promptly upon request of such Pledgor, make appropriate arrangements for making any Instrument pledged by such Pledgor available to such Pledgor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed reasonably appropriate by the Administrative Agent, against trust receipt or like document).

            (g) Cash Collateral. Upon the occurrence and during the continuance of any Event of Default, if the Administrative Agent so directs, each Pledgor shall cause all payments on account of the Receivables to be held by the Administrative Agent as cash collateral in accordance with the provisions of subsections 9(e) and 9(f) hereof. Without notice to or assent by any Pledgor, the Administrative Agent may apply any or all amounts then or thereafter held as cash collateral in the manner provided in subsections 9(e) and 9(f). The costs and expenses (including, without limitation, reasonable attorneys fees) of collection, whether incurred by the Administrative Agent or any Secured Party, shall be paid by the Pledgors.

            (h) Maintenance of Equipment. Each Pledgor shall cause the Equipment that is useful and necessary in its business to be maintained and preserved in good condition, repair and working order, as when new, ordinary wear and tear excepted, to the extent consistent with current business practice in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage which (individually or in the aggregate) exceeds $100,000 to any of such Equipment (of which prompt notice shall be given to the Administrative Agent) as quickly as commercially practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable in the conduct of such Pledgor's business.

            (i) Warehouse Receipts Non-Negotiable. If any warehouse receipt or receipt in the nature of a warehouse receipt is issued after the date hereof with respect to any of the Inventory, the applicable Pledgor shall not permit such warehouse receipt or receipt in the nature thereof to be "negotiable" (as such term is used in Section 7-104 of the UCC or under other relevant law).

            (j) Consents to Assignment of Contracts. To the extent that any material contract or other agreement or any Pledgor would constitute a Contract hereunder but for the exclusions contained in the provisos in the definition of "Contracts" hereunder, such Pledgor shall use its reasonable best efforts to cause the counterparty thereto to deliver the consent contemplated in the provisos of such definition within 30 days after the date hereof. For purposes of this subsection 6(j), "best efforts" shall not require such Obligor to pay or cause to be paid any renumeration to any such counterparty in order to obtain such consent to the extent that it would be commercially unreasonable to do so.

            (k) Fair Labor Standards Act. Any goods now or hereafter produced by each Pledgor included in the Pledged Collateral have been and will be produced in substantial compliance with the requirements of the Fair Labor Standards Act of 1938, as amended.

            Section 7. Special Provisions Concerning Securities Collateral.

            (a) Pledge of Additional Securities. Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any Person, accept the same in trust for the benefit of the Administrative Agent and promptly (and in any event within five Business Days) deliver to the Administrative Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 3 annexed hereto (each, a "Pledge Amendment"), and the certificates and other documents required under subsections 4(a) and 4(b) in respect of the additional Pledged Securities or Intercompany Notes that are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional property. Each Pledgor hereby authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Administrative Agent shall for all purposes hereunder be considered Pledged Collateral.

            (b) Voting Rights; Distributions; etc.

                  (i) So long as no Event of Default shall have occurred and be continuing:

                        (A) Each Pledgor shall be entitled to exercise any and
                  all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes of this Agreement or any other Loan Document; provided, however, that no Pledgor shall in any event exercise such rights in any manner which may have an adverse effect on the value of the Pledged Collateral or the security intended to be provided by this Agreement.

                        (B) Each Pledgor shall be entitled to receive and
                  retain, and to utilize free and clear of the Lien of this Agreement, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement, provided however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

                        (C) The Administrative Agent shall be deemed without
                  further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to subsection 7(b)(i)(A) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to subsection 7(b)(i)(B) hereof.

                  (ii) Upon the occurrence and during the continuance of any
            Event of Default:

                        (A) All rights of each Pledgor to exercise the voting
                  and other consensual rights it would otherwise be entitled to exercise pursuant to subsection 7(b)(i)(A) hereof without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

                        (B) All rights of each Pledgor to receive Distributions
                  which it would otherwise be authorized to receive and retain pursuant to subsection 7(b)(i)(B) hereof shall cease and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

                  (iii) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Administrative Agent appropriate instruments as the Administrative Agent may reasonably request in order to permit the Administrative Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to subsection 7(b)(ii)(A) hereof and to receive all Distributions which it may be entitled to receive under subsection 7(b)(ii)(B) hereof.

                  (iv) All Distributions that are received by any Pledgor
            contrary to the provisions of subsection 7(b)(ii)(B) hereof shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Pledgor and shall immediately be paid over to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

            (c) No New Securities. Each Pledgor shall cause each issuer of the Pledged Securities not to issue any stock or other securities or equity interests in addition to or in substitution for the Pledged Securities issued by such issuer, except to such Pledgor.

            (d) Operative Agreements. Each Pledgor has delivered to the Administrative Agent true, correct and complete copies of the Operative Agreements. The Operative Agreements are in full force and effect, have not as of the date hereof been amended or modified, and there is no existing default by any party thereunder or any event that, with the giving of notice of passage of time or both, would constitute a default by any party thereunder. Each Pledgor shall deliver to the Administrative Agent a copy of any notice of default given or received by it under any Operative Agreement within ten (10) days after such Pledgor gives or receives such notice. No Pledgor will terminate or agree to terminate any

      Operative Agreement or make any amendment or modification to any Operative Agreement that may have an adverse effect on the value of the Pledged Interests or the security intended to be provided by this Agreement.

            (e) Defaults, etc. Such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other material provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder. No Pledged Securities pledged by such Pledgor are subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Operative Agreements and certificates, if any, delivered to the Administrative Agent) that evidence any Pledged Securities of such Debtor.

            Section 8. Special Provisions Concerning Intellectual Property Collateral.

            (a) Grant of License. For the purpose of enabling the Administrative Agent, during the continuance of an Event of Default, to exercise rights and remedies under Section 12 hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Pledgor) to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

            (b) Registrations. Except pursuant to licenses and other user agreements entered into by any Pledgor in the ordinary course of business, that are listed in Schedule VI annexed hereto, on and as of the date hereof (i) each Pledgor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in Schedules III, IV and V, and (ii) all registrations listed in Schedules III, IV and V are valid and in full force and effect

            (c) No Violations or Proceedings. To each Pledgor's knowledge, on and as of the date hereof, (i) except as set forth in Schedule VI annexed hereto, there is no violation by others of any right of such Pledgor with respect to any Copyright, Patent or Trademark listed in Schedules III, IV and V annexed hereto, respectively, pledged by it under the name of such Pledgor, (ii) such Pledgor is not infringing, in any material respect, upon any Copyright, Patent or Trademark of any other Person and (iii) no proceedings have been instituted or are pending against such Pledgor or, to such Pledgor's knowledge, threatened, and no material claim against such Pledgor has been received by such Pledgor, alleging any such violation, except as may be set forth in Schedule VI.

            (d) Protection of Administrative Agent's Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Administrative Agent of
      (A) any adverse determination in any proceeding in the United States Patent and Trademark Office or the United States Copyright Office with respect to any Patent, Trademark or Copyright or (B) the institution of any proceeding or any adverse determination in any federal, state or local court or administrative body regarding such Pledgor's claim of ownership in or right to use any of the Intellectual Property Collateral, its right to register the Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) maintain and protect the Intellectual Property Collateral necessary for the operation of such Pledgor's business as presently conducted and as contemplated by the Credit Agreement, (iii) not permit to lapse or become abandoned any Intellectual Property Collateral necessary for the operation of such Pledgor's business as presently conducted and as contemplated by the Credit Agreement, and not settle or compromise any pending or future litigation or administrative proceeding with respect to the Intellectual Property Collateral necessary for the operation of such Pledgor's business as presently conducted, in each case, without the consent of the Administrative Agent, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Administrative Agent in writing of any event which may reasonably be expected to adversely affect the value or utility of the Intellectual Property Collateral or any portion thereof necessary for the operation of such Pledgor's business as presently conducted, the ability of such Pledgor or the Administrative Agent to dispose of the Intellectual Property Collateral or any portion thereof or the rights and remedies of the Administrative Agent in relation thereto, including, without limitation, a levy or threat of levy or any legal process against the Intellectual Property Collateral or any portion thereof, (v) not license the Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that adversely affects the right to receive payments thereunder, or in any manner that would impair the value of the Intellectual Property Collateral or the Lien on the Intellectual Property Collateral intended to be granted to the Administrative Agent for the benefit of the Secured Parties, without the consent of the Administrative Agent, (vi) until the Administrative Agent exercises its rights to make collection, diligently keep adequate records respecting the Intellectual Property Collateral and
      (vii) furnish to the Administrative Agent from time to time statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to the Intellectual Property Collateral as the Administrative Agent may from time to time reasonably request, all in reasonable detail.

            (e) After-Acquired Property. If any Pledgor shall, at any time before the Secured Obligations have been paid in full or the Commitments of the Lenders to make any Loan or to issue any Letter of Credit have expired or been sooner terminated (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Patent, or any improvement on any Patent, the provisions of this Agreement shall automatically apply thereto and any such item enumerated in clauses (i) or (ii) of this subsection 8(e) with respect to such Pledgor shall automatically constitute Intellectual Property Collateral if such would have constituted Intellectual Property Collateral at the time of execution of this Agreement and be subject to the Lien created by this Agreement without further action by any party other than actions required to perfect such Lien. Each Pledgor shall promptly provide to the Administrative Agent written notice of any of the foregoing. Each Pledgor agrees, promptly following a request by the Administrative Agent, to confirm the attachment of the Lien created by this Agreement to any rights described in clauses (i) and (ii) of this subsection 8(e) if such would have constituted Intellectual Property Collateral at the time of execution of this Agreement by execution of an instrument in form reasonably acceptable to the Administrative Agent.

            (f) Modifications. Each Pledgor authorizes the Administrative Agent to modify this Agreement by amending Schedules III, IV, V and VI hereto to include any future Intellectual Property Collateral of such Pledgor, including, without limitation, any of the items listed in subsection 8(e).

            (g) Applications. Each Pledgor shall file and prosecute diligently all applications for the Patents, the Trademarks or the Copyrights now or hereafter pending that would be necessary to the operation of such Pledgor's business as presently conducted and as contemplated by the Credit Agreement to which any such applications pertain, and shall do all acts necessary to preserve and maintain all rights in the Intellectual Property Collateral necessary to the operation of such Pledgor's business as presently conducted and as contemplated by the Credit Agreement. Any and all costs and expenses incurred in connection with any such actions shall be borne by the Pledgors. No Pledgor shall abandon any right to file a Patent, Trademark or Copyright application, or any pending Patent, Trademark or Copyright application or any Patent, Trademark or Copyright necessary for the operation of such Pledgor's business as presently conducted and as contemplated by the Credit Agreement without the consent of the Administrative Agent

            (h) Litigation.

                  (i) Unless there shall occur and be continuing any Event of
            Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions for infringement, counterfeiting, unfair competition, dilution or other damage as are in its reasonable business judgment necessary to protect the Intellectual Property Collateral necessary for the operation of such Pledgor's business as presently conducted. Each Pledgor shall promptly notify the Administrative Agent in writing as to the commencement and prosecution of any such actions, or threat thereof relating to the Intellectual Property Collateral, and shall provide to the Administrative Agent such information with respect thereto as may be reasonably requested by the Administrative Agent. Each Pledgor shall indemnify and hold harmless each Secured Party for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, expenses or disbursements (including reasonable attorneys' fees and expenses) of any kind whatsoever which may be imposed on, incurred by or asserted against such Secured Party in connection with or in any way arising out of such suits, proceedings or other actions.

                  (ii) Upon the occurrence and during the continuance of any
            Event of Default, the Administrative Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Administrative Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall, at the request of the Administrative Agent, do any and all lawful acts and execute any and all documents requested by the Administrative Agent in aid of such enforcement and the Pledgors shall promptly, upon demand, reimburse and indemnify the Administrative Agent, as the case may be, for all costs and expenses (including reasonable fees and expenses of counsel) incurred by the Administrative Agent in the exercise of its rights under this subsection 8(h). In the event that the Administrative Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the request of the Administrative Agent, to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, counterfeiting or other diminution in value of any of the Intellectual Property Collateral by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any person so infringing necessary to prevent such infringement unless such Pledgor has determined that such Intellectual Property Collateral that is the subject of any pending or contemplated infringement or enforcement action or proceeding does not contain or represent any value or utility (other than of an immaterial nature), consistent with prudent business practice.

            Section 9. Special Provisions Concerning Financial Accounts. At any time after the occurrence and during the continuance of a Default until such time as such Default has been cured, and upon the request of the Administrative Agent, each Pledgor shall comply with the following covenants and make the following representations and warranties:

            (a) Financial Accounts. Each Pledgor shall, within 30 days of the written request by the Administrative Agent, notify each Financial Intermediary that any Financial Account Collateral maintained with such Financial Intermediary by such Pledgor is under the exclusive dominion and control of the Administrative Agent and that all moneys, financial assets, checks, drafts, securities, instruments and other property deposited with such Financial Intermediary are to be held by such Financial Intermediary for the benefit of the Administrative Agent. Each Pledgor shall, within one Business Day of actual receipt thereof, deposit any payment received by it into a financial account that is subject to a financial account consent agreement substantially in the form of Exhibit 2 annexed hereto (each such agreement, a "Financial Account Consent Agreement" and each financial account subject to a Financial Account Consent Agreement, an "Approved Financial Account") or into the Concentration Account referred to in subsection (b) below. In addition, all Persons that owe money to any Pledgor in excess of $100,000 in the aggregate shall be directed to remit their payments to an Approved Financial Account. If any Pledgor is unable to obtain a Financial Account Consent Agreement from any Financial Intermediary, then such Pledgor shall terminate all financial accounts maintained with such Financial Intermediary and transfer all moneys, financial assets, checks, drafts, securities, instruments and other property deposited therein to another Approved Financial Account.

            (b) Concentration Account. The Pledgors will establish a concentration account or sub-account (the "Concentration Account") with the Administrative Agent into which all Financial Account Collateral of the Pledgors shall be deposited by 12:00 p.m. New York time on each Business Day, subject to the provisions of subsection 9(c). Each Pledgor hereby agrees that the Concentration Account is under the exclusive dominion and control of the Administrative Agent and all moneys, instruments, securities and other property received in the Concentration Account are to be held for the benefit of the Administrative Agent on behalf of the Secured Parties. Each Pledgor hereby transfers to the Administrative Agent the exclusive dominion and control over the Concentration Account. Notwithstanding the foregoing, the Administrative Agent shall be permitted to designate a Lender that has executed and delivered a Financial Account Consent Agreement and has agreed to be a collateral sub-agent for the Administrative Agent to be the banking or financial institution for the Concentration Account.

            (c) Dispositions from Concentration Account. Until an Event of Default shall have occurred and be continuing, each Pledgor is hereby authorized by the Administrative Agent to direct on any Business Day the disposition of any and all moneys, financial assets, checks, drafts, securities, instruments and other property deposited in the Concentration Account into one or more Approved Financial Accounts for use by such Pledgor in a manner permitted by the Credit Agreement. The Administrative Agent shall make such disposition by 2:00 p.m. New York time on each such date.

            (d) Revocation of Withdrawal Right. Upon the occurrence and during the continuance of any Event of Default, the authorization of the Pledgors under subsection 9(c) shall be revoked and all deposits maintained in the Concentration Account or with any Financial Intermediary, and any additional moneys, financial assets, checks, drafts, securities, instruments and other property subsequently maintained with any Financial Intermediary, shall be transferred to a collateral account or sub-account maintained by the Administrative Agent (or a Lender that agrees to be a collateral subagent for the Administrative Agent) in its name as Administrative Agent for the Secured Parties (the "Collateral Account"). All such deposits in any such Collateral Account shall constitute "Pledged Collateral" for all purposes of this Agreement and shall be held by the Administrative Agent as Pledged Collateral for the Secured Obligations or applied to the payment of the Secured Obligations in accordance with Section 13 of this Agreement. The costs and expenses (including reasonable attorney's fees) of collection, whether incurred by any Pledgor or the Administrative Agent (or any sub-agent), shall be borne by the Pledgors.

            (e) Deposits to Collateral Account. Each Pledgor shall deposit into the Collateral Account from time to time (i) the cash proceeds of any of the Pledged Collateral or any Real Property that is subject to a Mortgage (including pursuant to any disposition thereof), (ii) the cash proceeds of any Recovery Event or loss of title with respect to any Real Property that is subject to a Mortgage (including proceeds of casualty events and proceeds of insurance covering the Pledged Collateral or any Real Property that is subject to a Mortgage), (iii) any cash in respect of any Pledged Collateral which the Administrative Agent is entitled to pursuant to subsection 6(g) or subsection 7(b)(ii) hereof and (iv) any additional amounts that such Pledgor desires to pledge to the Administrative Agent for the benefit of the Secured Parties as additional collateral security hereunder or which such Pledgor is required to pledge as additional collateral security hereunder pursuant to the Loan Documents.

            (f) Application of Amounts in Collateral Account. The balance from time to time in the Collateral Account shall constitute part of the Pledged Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. So long as no Event of Default has occurred and is continuing or will result therefrom, the Administrative Agent shall remit the collected balance outstanding to the credit of the Collateral Account to or upon the order of the respective Pledgor, in periodic installments, if applicable, within two Business Days of (i) submission of reasonable evidence that such amount is to be applied as permitted by Section 2.7(b) of the Credit Agreement and
      (ii) with respect to any cash proceeds on deposit in the Collateral Account relating to any Real Property that is subject to a Mortgage, satisfaction of the conditions relating thereto set forth in such Mortgage. At any time following the occurrence and during the continuance of an Event of Default, however, the Administrative Agent may (and, if instructed by the Lenders as specified in the Credit Agreement, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 13 hereof subject, however, in the case of amounts deposited in the Letter of Credit Liabilities Sub-Account, to the provisions of subsection 9(h) hereof). The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein.

            (g) Investment of Balance in Collateral Account. Amounts on deposit in the Collateral Account shall be invested from time to time in such Permitted Investments as the respective Pledgor (or, after the occurrence and during the continuance of an Event of Default, the Administrative Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Administrative Agent (or any sub-agent); provided, however, that at any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Lenders as specified in the Credit Agreement, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 13 hereof.

            (h) Cover for Letter of Credit Liabilities. Amounts deposited into the Collateral Account as cover for liabilities in respect of Letters of Credit under the Credit Agreement pursuant to Section 3 thereof shall be held by the Administrative Agent in a separate sub-account designated as the "Letter of Credit Liabilities Sub-Account" (the "Letter of Credit Liability Sub-Account") and, notwithstanding any other provision of this Agreement to the contrary, all amounts held in the Letter of Credit Liabilities Sub-Account shall constitute collateral security first for the liabilities in respect of Letters of Credit outstanding from time to time and second as collateral security for the other Secured Obligations hereunder until such time as all Letters of Credit shall have been terminated and all of the liabilities in respect of Letters of Credit have been paid in full.

            Section 10. Transfers and Other Liens. No Pledgor shall (a) sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as permitted by the Credit Agreement, (b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral pledged by it hereunder other than (i) Prior Liens, (ii) the Liens and security interest granted to the Administrative Agent under this Agreement and (iii) Subordinate Liens or (c) permit any issuer of the Pledged Securities to merge, consolidate or change its legal form, unless (i) permitted by the Credit Agreement or (ii) all of the outstanding equity interests of the surviving or resulting entity are, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other entity that was merged into or consolidated with such issuer.

            Section 11. Reasonable Care. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Administrative Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Administrative Agent or any other Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

            Section 12. Remedies upon Default; Obtaining the Pledged Collateral upon Event of Default.

            (a) If any Event of Default shall have occurred and be continuing, then and in every such case, the Administrative Agent may:

                  (i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other Person who then has possession of any part thereof with or without notice or process of law so long as no breach of the peace occurs, and for that purpose may enter upon any Pledgor's premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

                  (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral, including, without limitation, instructing the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and Contracts) constituting part of the Pledged Collateral to make any payment required by the terms of such instrument or agreement directly to the Administrative Agent, and in connection with any of the foregoing, compromising, settling, extending the time for payment and making other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in a separate account and pay the same promptly to the Administrative Agent;

                  (iii) Sell, assign, grant a license to use or otherwise
            liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any or all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

                  (iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Administrative Agent at any place or places so designated by the Administrative Agent that is reasonably convenient to such Pledgor and the Administrative Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Administrative Agent that is reasonably convenient to such Pledgor and the Administrative Agent and there delivered to the Administrative Agent, (B) store and keep any Pledged Collateral so delivered to the Administrative Agent at such place or places pending further action by the Administrative Agent, and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain such Pledged Collateral in good condition, ordinary wear and tear excepted. Each Pledgor's obligation to deliver the Pledged Collateral is of the essence of this Agreement;

                  (v) Withdraw all moneys, instruments, securities and other property in any financial account of any Pledgor for application to the Secured Obligations as provided in Section 13 hereof;

                  (vi) Retain and apply the Distributions to the Secured
            Obligations as provided in Section 13 hereof; and

                  (vii) Exercise any and all rights as beneficial and legal
            owner of the Pledged Collateral, including, without limitation, perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral.

            Upon application to a court of equity having jurisdiction, the Administrative Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation.

            (b) Remedies; Disposition of the Pledged Collateral.

                  (i) Upon the occurrence and during the continuance of any
            Event of Default, the Administrative Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC, and the Administrative Agent may also in its sole discretion, without notice except as specified below, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. The Administrative Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Administrative Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

                  (ii) Each Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, ten days' written notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

            (c) Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Administrative Agent's taking possession or the Administrative Agent's disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, except to the extent caused by gross negligence or willful misconduct of the Administrative Agent, any Secured Party or any agent or employee thereof, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent's rights hereunder, and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Administrative Agent shall not be liable for any incorrect or improper payment made pursuant to this Section 12 in the absence of gross negligence or willful misconduct Any sale of, or the grant of options to purchase, or any other realiza-tion upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

            (d) Certain Sales of Pledged Collateral. Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any foreign Governmental Authority, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such foreign Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Administrative Agent shall have no obligation to engage in public sales.

            (e) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral, to limit purchasers to Persons who will agree, among other things, to acquire such Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

            (f) Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the request of the Administrative Agent, for the benefit of the Administrative Agent, cause any registration, qualification under or compliance with any federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral, including, without limitation, registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements. Each Pledgor shall cause the Administrative Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Administrative Agent such number of prospectuses, offering circulars or other documents incident thereto as the Administrative Agent from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Administrative Agent and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (g) If the Administrative Agent determines to exercise its right to sell any or all of the Securities Collateral, upon written request, the applicable Pledgor shall from time to time furnish to the Administrative Agent all such information as the Administrative Agent may request in order to determine the number of securities included in the Securities Collateral which may be sold by the Administrative Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

            Section 13. Application of Proceeds. The proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Administrative Agent of its remedies as a secured creditor as provided in Section 12 hereof shall be applied, together with any other sums then held by the Administrative Agent pursuant to this Agreement, promptly by the Administrative Agent as follows:

            First, to the payment of all costs and expenses, fees, commissions and taxes of such sale, collection or other realization, including, without limitation, reasonable compensation to the Administrative Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Administrative Agent in connection therewith, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

            Second, to the payment of all other costs and expenses of such sale, collection or other realization, including, without limitation, reasonable compensation to the Lenders and their agents and counsel and all costs, liabilities and advances made or incurred by the Lenders in connection therewith, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

            Third, without duplication of amounts applied pursuant to clauses First and Second above, to the indefeasible payment in full in cash, pro rata, of interest, principal and other amounts constituting Secured Obligations in accordance with the terms of the Credit Agreement; and

            Fourth, the balance, if any, to the Person lawfully entitled thereto (including the Pledgors or their respective successors or assigns).

            In the event that any such proceeds are insufficient to pay in full the items described in clauses First through Third of this Section 13, the Pledgors shall remain liable for any deficiency.

            Section 14. Expenses. Each Pledgor will upon demand pay to the Administrative Agent the amount of any and all expenses, including the reasonable fees and expenses of its counsel and the fees and expenses of any experts and agents which the Administrative Agent may incur in connection with
(a) the collection of the Secured Obligations, (b) the enforcement and administration of this Agreement, (c) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (d) the exercise or enforcement of any of the rights of the Administrative Agent or any Secured Party hereunder or (e) the failure by any Pledgor to perform or observe any of the provisions hereof. All amounts payable by any Pledgor under this Section 14 shall be due upon demand and shall be part of the Secured Obligations. Each Pledgor's obligations under this Section 14 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations hereunder.

            Section 15. No Waiver; Cumulative Remedies.

            (a) No failure on the part of the Administrative Agent to exercise, no course of dealing with respect to, and no delay on the part of the Administrative Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Administrative Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

            (b) In the event that the Administrative Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then and in every such case, the Pledgors, the Administrative Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Administrative Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

            Section 16. Administrative Agent. The Administrative Agent has been appointed as Administrative Agent pursuant to the Credit Agreement. The actions of the Administrative Agent hereunder are subject to the provisions of the Credit Agreement. The Administrative Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may resign and a successor Administrative Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Administrative Agent by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Agreement, and the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Administrative Agent.

            Section 17. Administrative Agent May Perform; Administrative Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or if any warranty on the part of any Pledgor contained herein shall be breached, the Administrative Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by the Administrative Agent shall be paid by the Pledgors promptly upon demand therefor, with interest at the highest rate then in effect under the Credit Agreement during the period from and including the date on which such funds were so expended to the date of repayment. Each Pledgor's obligations under this
Section 17 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

Each Pledgor hereby appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time after the occurrence and during the continuance of a Default in the Administrative Agent's discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the other Loan Documents which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

            Section 18. Indemnity.

            (a) Indemnity. Each Pledgor agrees to indemnify, pay and hold harmless the Administrative Agent and each of the other Secured Parties and the officers, directors, employees, agents and Affiliates of the Administrative Agent and each of the other Secured Parties (collectively, the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs), expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement or any other Loan Document (including, without limitation, any misrepresentation by any Pledgor in this Agreement or any other Loan Document) (the "indemnified liabilities"); provided, however, that no Pledgor shall have any obligation to an Indemnitee hereunder with respect to indemnified liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction that such indemnified liability arose from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each Pledgor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them.

            (b) Survival. The obligations of the Pledgors contained in this
      Section 18 shall survive the termination of this Agreement and the discharge of the Pledgors' other obligations under this Agreement and under the other Loan Documents.

            (c) Reimbursement. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

            Section 19. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Administrative Agent. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by any Pledgor from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other Loan Document, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

            Section 20. Termination; Release. When all the Secured Obligations have been paid in full and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, the Administrative Agent shall, upon the request and at the sole cost and expense of the Pledgors, forthwith assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Administrative Agent, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Administrative Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

            Section 21. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Administrative Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 21.

            Section 22. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(i) be binding upon the Pledgors, their respective successors and assigns and
(ii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other Persons (including, without limitation, any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender, herein or otherwise, subject however, to the provisions of the Credit Agreement. Each Affiliate of the Borrower which from time to time after the initial date of this Agreement is required under the Credit Agreement to pledge any assets to the Administrative Agent for the benefit of the Secured Parties may become a party hereto upon execution and delivery to the Administrative Agent of a joinder agreement substantially in the form attached hereto as Exhibit 4 and upon such execution and delivery shall be deemed to be a "Guarantor" and a "Pledgor" for all purposes hereunder.

            Section 23. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING (TO THE GREATEST EXTENT PERMITTED BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            Section 24. CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS OF ANY THEREOF, AND BY

EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH PLEDGOR AGREES THAT SERVICE OF PROCESS IN ANY PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF
MAIL), POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. IF ANY AGENT APPOINTED BY ANY PLEDGOR REFUSES TO ACCEPT SERVICE, SUCH PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT TO BRING PROCEEDINGS AGAINST ANY PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION. THE PLEDGORS AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            Section 25. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            Section 26. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

            Section 27. Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

            Section 28. Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

            (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor;

            (b) any lack of validity or enforceability of the Credit Agreement, any Letter of Credit or any other Loan Document, or any other agreement or instrument relating thereto;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Letter of Credit or any other Loan Document, or any other agreement or instrument relating thereto;

            (d) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

            (e) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect of this Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 19 hereof; or

            (f) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

            Section 29. Administrative Agent's Right to Sever Indebtedness.

            (a) Each Pledgor acknowledges that (i) the Pledged Collateral does not constitute the sole source of security for the payment and performance of the Secured Obligations and that the Secured Obligations may also be secured by other types of property of the Pledgors in other jurisdictions (all such property, collectively, the "Collateral"), (ii) the number of such jurisdictions and the nature of the transaction of which this instrument is a part are such that it would have been impracticable for the parties to allocate to each item of Collateral a specific loan amount and to execute in respect of such item a separate credit agreement and
      (iii) each Pledgor intends that the Administrative Agent have the same rights with respect to the Pledged Collateral, in any judicial proceeding relating to the exercise of any right or remedy hereunder or otherwise, that the Administrative Agent would have had if each item of Collateral had been pledged or encumbered pursuant to a separate credit agreement and security instrument. In furtherance of such intent, each Pledgor agrees to the greatest extent permitted by law that the Administrative Agent may at any time by notice (an "Allocation Notice") to such Pledgor allocate a portion of the Secured Obligations (the "Allocated Indebtedness") to all or a specified portion of the Pledged Collateral and sever from the remaining Secured Obligations the Allocated Indebtedness. From and after the giving of an Allocation Notice with respect to any of the Pledged Collateral, the Secured Obligations hereunder shall be limited to the extent set forth in the Allocation Notice and (as so limited) shall, for all purposes, be construed as a separate credit obligation of such Pledgor unrelated to the other transactions contemplated by the Credit Agreement, any other Loan Document or any document related to any thereof. To the extent that the proceeds of any judicial proceeding relating to the exercise of any right or remedy hereunder of the Pledged Collateral shall exceed the Allocated Indebtedness, such proceeds shall belong to such Pledgor and shall not be available hereunder to satisfy any Secured Obligations of such Pledgor other than the Allocated Indebtedness. In any action or proceeding to exercise any right or remedy under this Agreement which is commenced after the giving by the Administrative Agent of an Allocation Notice, the Allocation Notice shall be conclusive proof of the limits of the Secured Obligations hereby secured, and such Pledgor may introduce, by way of defense or counterclaim, evidence thereof in any such action or proceeding. Notwithstanding any provision of this Section 29 the proceeds received by the Administrative Agent pursuant to this Agreement shall be applied by the Administrative Agent in accordance with the provisions of Section 13 hereof.

            (b) Each Pledgor hereby waives to the greatest extent permitted under law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that the exercise of any particular right or remedy as provided for herein (by judicial proceedings or otherwise) constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable any further judgment or any other right or remedy provided for herein because the Administrative Agent elected to proceed with the exercise of such initial right or remedy or because of any failure by the Administrative Agent to comply with laws that prescribe conditions to the entitlement to such subsequent judgment or the availability of such subsequent right or remedy. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that such subsequent judgment or action is not available to the Administrative Agent, no Pledgor shall (i) introduce in any other jurisdiction any judgment so holding as a defense to enforcement against such Pledgor of any remedy in the Credit Agreement or any other Loan Document or (ii) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered and only with respect to the collateral referred to in such judgment.

            (c) In the event any instrument in addition to the Allocation Notice is necessary to effectuate the provisions of this Section 29, including, without limitation, any amendment to this Agreement, any substitute promissory note or affidavit or certificate of any kind, the Administrative Agent may execute and deliver such instrument as the attorney-in-fact of any Pledgor. Such power of attorney is coupled with an interest and is irrevocable.

            (d) Notwithstanding anything set forth herein to the contrary, the provisions of this Section 29 shall be effective only to the maximum extent permitted by law.

            Section 30. Future Advances. This Agreement shall secure the payment of any amounts advanced from time to time pursuant to the Credit Agreement.

                                      -S1-


             IN WITNESS WHEREOF, the Pledgors and the Administrative Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                     PRECISION PARTNERS, INC.,
                                        as Pledgor

                                     By:  ___________________________________
                                          Name:
                                          Title:


                                     MID STATE MACHINE PRODUCTS,
                                        as Pledgor

                                     By:  ___________________________________
                                          Name:
                                          Title:


                                     GALAXY INDUSTRIES CORPORATION,
                                        as Pledgor

                                     By:  ___________________________________
                                          Name:
                                          Title:


                                     CERTIFIED FABRICATORS, INC.,
                                        as Pledgor

                                     By:  ___________________________________
                                          Name:
                                          Title:


                                     CALBRIT DESIGN, INC.,
                                        as Pledgor

                                     By:  ___________________________________
                                          Name:
                                          Title:

                                      -S2-


                                     GENERAL AUTOMATION, INC.,
                                        as Pledger

                                     By:  ___________________________________
                                          Name:
                                          Title:


                                     NATIONWIDE PRECISION PRODUCTS
                                        CORP., as Pledgor

                                     By:  ___________________________________
                                          Name:
                                          Title:


                                     CITICORP U.S.A., INC..
                                        as Administrative Agent

                                     By:  ___________________________________
                                          Name:
                                          Title:

                                  SCHEDULE I-A

                             Initial Pledged Shares

Pledgor: _________________

                                                     PERCENTAGE OF
                                                     ALL ISSUED
                                                     CAPITAL OR
                                         NUMBER      OTHER EQUITY
             CLASS       CERTIFICATE       OF        INTERESTS OF
ISSUER      OF STOCK        NO(S).       SHARES      ISSUER
------      --------        ------       ------      -------------

Note: A separate sheet should be used for each Pledgor pledging shares.

                                  SCHEDULE I-B

                            Initial Pledged Interests

Pledgor: _________________

                                                     PERCENTAGE OF
                                                     ALL ISSUED
                                                     CAPITAL OR
              TYPE                       NUMBER      OTHER EQUITY
               OF        CERTIFICATE       OF        INTERESTS OF
ISSUER      INTEREST        NO(S).       SHARES      ISSUER
------      --------        ------       ------      -------------

Note: A separate sheet should be used for each Pledgor pledging interests.

                                   SCHEDULE II

                           Initial Intercompany Notes

Pledgor: _________________

            PRINCIPAL     DATE OF         INTEREST       MATURITY
ISSUER      AMOUNT        ISSUANCE        RATE           DATE
------      ---------     --------        --------       --------

Note: A separate sheet should be used for each Pledgor pledging notes.

                                  SCHEDULE III

                                 Initial Patents

Pledgor: _________________

Registrations:

REGISTRATION         REGISTRATION
NUMBER               DATE               COUNTRY          DESCRIPTION
------------         ------------       -------          -----------

Applications:

APPLICATION          APPLICATION
NUMBER               DATE               COUNTRY          DESCRIPTION
-----------          ------------       -------          -----------

Note: A separate sheet should be used for each Pledgor pledging Patents.

                                   SCHEDULE IV

                               Initial Trademarks

Pledgor: _________________

Registrations:

REGISTRATION         REGISTRATION
NUMBER               DATE               COUNTRY          DESCRIPTION
------------         ------------       -------          -----------

Applications:

APPLICATION          APPLICATION
NUMBER               DATE               COUNTRY          DESCRIPTION
-----------          ------------       -------          -----------

Note: A separate sheet should be used for each Pledgor pledging Trademarks.

                                   SCHEDULE V

                               Initial Copyrights

Pledgor: _________________

DATE                       COUNTRY                   DESCRIPTION
----                       -------                   -----------

Note: A separate sheet should be used for each Pledgor pledging Copyrights.

                                   SCHEDULE VI

                                Initial Licenses

Pledgor: _________________

Note: A separate sheet should be used for each Pledgor pledging Licenses.

                                  SCHEDULE VII

                           Initial Financial Accounts


Pledgor: _________________

NAME OF                    ADDRESS                   ACCOUNT
FINANCIAL                  AND ABA                   NAME AND
INSTITUTION                NUMBER                    NUMBER
-----------                -------                   --------

                                     ANNEX A

                Financial Statements and Other Necessary Filings

                                   UCC Filing

                          Patent and Trademark Filings

                                  Other Filings

                                     ANNEX B

                                   Prior Liens

Secured Party       Jurisdiction     Location     Date       Number     Comment
-------------       ------------     --------     ----       ------     -------

                                     ANNEX C

                              Locations of Pledgors

                 Chief Executive            Tax ID
Pledgor              Office                 Number         Other Locations
-------          ---------------            ------         ---------------

Note: A separate sheet should be used for each Pledgor pledging Financial Accounts.

                                    EXHIBIT 1

                          Form of Issuer Acknowledgment

            The undersigned hereby (i) acknowledges receipt of a copy of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Agreement"; capitalized terms used herein but not defined herein have the meanings given such terms in the Agreement), dated as of March ___, 1999, among Precision Partners, Inc., the Subsidiary Guarantors and Citicorp U.S.A., Inc., as Administrative Agent (in such capacity and together with any successors in such capacity, the "Administrative Agent"), (ii) agrees promptly to note on its books the security interests granted and confirmed under the Agreement, (iii) agrees that it will comply with instructions of the Administrative Agent with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees to notify the Administrative Agent upon obtaining knowledge of any interest in favor of any Person in the applicable Securities Collateral that is adverse to the interest of the Administrative Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Administrative Agent or its nominee or the exercise of voting rights by the Administrative Agent or its nominee.

                                      [NAME OF ISSUER]


                                      By: __________________________________
                                          Name:
                                          Title:

Note: This form should be signed by each issuer of uncertificated Securities Collateral.

                                    EXHIBIT 2

                   Form of Financial Account Consent Agreement

                                [Name of Pledgor]
                              [Address of Pledgor]

                                                                          [Date]

[Name and
address of
Financial Institution]

Ladies and Gentlemen:

            We refer to account numbers ___________ and _____________ (the "Financial Accounts") maintained with [Name of Financial Institution] (the "Financial Institution") by [Name of Pledgor] (the "Company") and into which certain moneys, instruments, securities and other property are or may be deposited from time to time. The Company has granted to Citicorp U.S.A., Inc. as administrative agent (in such capacity and together with any successors in such capacity, the "Administrative Agent") for the benefit of the Secured Parties under, and as defined in, that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Agreement"), dated as of March ____, 1999, among Precision Partners, Inc. (the "Borrower"), the subsidiary guarantors from time to time party thereto and the Administrative Agent, a security interest in all moneys, instruments, securities and other property deposited therein and all certificates or other instruments, if any, representing or evidencing the Financial Accounts. It is a condition to the continued maintenance of the Financial Accounts with the Financial Institution that the Financial Institution agrees to this letter agreement.

            The parties hereto agree as follows:

            1. The Financial Institution hereby confirms that the Company has established with it the Financial Accounts. The Financial Institution hereby agrees that from and after the date hereof the Financial Accounts shall be under the exclusive dominion and control of the Administrative Agent and all moneys, instruments, securities and other property of the Company received in connection therewith, whether or not deposited in the Financial Accounts, shall be held solely for the benefit of the Administrative Agent. Except as otherwise provided herein, the Financial Accounts shall be subject to written instructions only from the Administrative Agent.

            2. The Financial Institution hereby agrees to do the following:

            (a) follow its usual operating procedures for the handling of any remittance received in the Financial Accounts that contains restrictive endorsements, irregularities, such as a variance between the written and numerical amounts, undated or postdated items, missing signature and incorrect payee;

            (b) endorse and process all eligible checks and other remittance items not covered by subparagraph (a) above and deposit such checks and other remittance items in the Financial Accounts; and

            (c) maintain a record of all checks and other remittance items received in the Financial Accounts and, in addition to providing the Company with photostats, vouchers and enclosures of checks and other remittance items received on a daily basis, as well as a monthly statement, furnish to the Administrative Agent, free of any service charge payable by the Administrative Agent, its regular Lender statement with respect to the Financial Accounts, with the words "________________, as the Administrative Agent, Re: [Name of Borrower]" included thereon so that there is no confusion as to ownership of the Financial Accounts and so that the Administrative Agent is able to properly identify the Financial Accounts.

            3. [The Financial Institution hereby agrees that no later than 12:00 p.m. on each business day on which transactions may be made with respect to the Financial Accounts, without further notice or instruction of any kind, to transfer (by wire transfer) the total of all immediately available funds or credits in each Financial Account to the concentration account, account no. _________________, ABA # ___________, reference: [Name of Borrower] (the
"Concentration Account") maintained by the Company with the Administrative Agent at its office located at ______________________.]

            [The Administrative Agent hereby instructs the Financial Institution to follow the instructions of the Company with respect to the disposition of any and all moneys, instruments, securities and other property deposited in the Financial Accounts as directed by the Company unless and until the Financial Institution has received written instructions to the contrary from the Administrative Agent, in which case the Financial Institution agrees to follow such instructions from the Administrative Agent.]

            The Financial Institution hereby agrees that the Administrative Agent will be entitled to all rights and remedies to which a person in control of "financial assets" (within the meaning of Section 8-102(a)(9) of the Uniform Commercial Code as in effect in the State of New York (the "UCC")) is entitled pursuant to Part 5 of Article 8 of the UCC and Article 9 of the UCC, and [, subject to the provisions of the immediately preceding paragraph,] the Financial Institution agrees to follow the instructions of the Administrative Agent with respect to the disposition of any and all moneys, instruments, securities, and other property deposited in the Financial Accounts.

            Without limiting the foregoing, if at any time the Financial Institution shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) issued by the Administrative Agent and relating to the Financial Accounts, the Financial Institution shall comply with such entitlement order without further consent of the Borrower, the Company or any other person or entity. The Financial Institution hereby agrees that it shall be a "securities intermediary" within the meaning of Section 8-102(a)(14) of the UCC and that the Financial Accounts shall be maintained as "securities accounts" (as such term is defined in Section 8-501(a) of the UCC) to the extent that any "investment property" (as defined in Section 9-115 of the UCC) is maintained in or in respect of the Financial Accounts and that each item of investment property credited to a Financial Account shall be treated as a financial asset. The Financial Institution further agrees that all securities or other investment property underlying any financial assets credited to any Financial Account shall be registered in the name of the Financial Institution, endorsed to it or in blank or credited to another securities account maintained in its name.

            4. Except for the claims and interest of the Administrative Agent and the Company in the Financial Accounts, the Financial Institution hereby acknowledges that it does not know of any claim to, or interest in, the Financial Accounts or in any financial asset credited thereto. If any person or entity asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Financial Accounts or in any financial asset carried therein, the Financial Institution will promptly notify the Administrative Agent, the Borrower and the Company thereof.

            5. The Financial Institution hereby waives and agrees not to assert, claim or endeavor to exercise, and by executing this letter agreement bars and estops itself from asserting, claiming or exercising, and the Financial Institution acknowledges that it has not heretofore received a notice from any other party asserting, claiming or exercising, any right of setoff, banker's lien or other purported form of claim with respect to the Financial Accounts and funds from time to time therein. The Financial Institution shall have no rights in the Financial Accounts or the funds therein. To the extent that it may ever have any such rights, the Financial Institution hereby expressly subordinates all such rights to all rights of the Administrative Agent.

            6. The Financial Institution shall not be liable for any action taken or omitted by it with respect to the Financial Accounts on the instructions of the Administrative Agent, except to the extent of any gross negligence or willful misconduct on the part of the Financial Institution, and the Financial Institution shall not have any duty or responsibility to ascertain whether any such instructions are consistent with the Agreement or the other Loan Documents relating thereto. The Financial Institution may rely on any certificate, statement, request, agreement or other instrument it believes in good faith to be genuine and to have been signed or presented by or on behalf of the Administrative Agent. In maintaining the Financial Accounts hereunder, the Financial Institution may consult with counsel and shall be fully protected with respect to any action taken or omitted by it in good faith on advice of counsel and shall have no liability hereunder except for its bad faith, willful misconduct or gross negligence with respect to its obligations hereunder.

            7. The Company agrees to indemnify the Financial Institution against and save the Financial Institution harmless from any and all claims, liabilities, reasonable costs and expenses, including reasonable out-of-pocket fees and expenses of counsel, for anything done or omitted by the Financial Institution in good faith in connection with this letter agreement, including reasonable costs and expenses of defending itself against any claim or liability; provided, however, that the Financial Institution shall not have the right to be indemnified hereunder for its bad faith, gross negligence or willful misconduct.

            8. The Financial Institution may terminate this letter agreement only upon thirty days' prior written notice to that effect to the Company and the Administrative Agent and by canceling the Financial Accounts maintained with it and transferring all funds, if any, in such Financial Accounts to another Financial Account pursuant to the instructions of the Administrative Agent. After any such termination, the Financial Institution shall nonetheless remain obligated promptly to transfer to the Concentration Account anything from time to time received in respect of the Financial Accounts.

            9. This letter agreement shall be binding upon the parties hereto and their respective successors and assigns. This letter agreement may be executed in counterparts, each of which will be deemed an original and all of which taken together shall constitute one and the same instrument.

                                      -S1-

            THE "SECURITIES INTERMEDIARY'S JURISDICTION" WITHIN THE MEANING OF
SECTION 8-110(E) OF THE UCC IS AND SHALL CONTINUE TO BE THE STATE OF NEW YORK. THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF the STATE OF NEW YORK, EXCLUDING (TO THE GREATEST EXTENT PERMITTED BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                                     Very truly yours,

                                     [NAME OF PLEDGOR]


                                     By:  ____________________________________
                                          Name:
                                          Title:


                                     CITICORP U.S.A., INC.,
                                     as Administrative Agent


                                     By:  ____________________________________
                                          Name:
                                          Title:

Acknowledged and agreed to
as of the date first above written.

[FINANCIAL INSTITUTION]


By:  ____________________________
     Name:
     Title:

                                    EXHIBIT 3

                       Form of Securities Pledge Amendment

                                PLEDGE AMENDMENT

            This Pledge Amendment, dated ______________, is delivered pursuant to Section 7 of the Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement, dated as of March ___, 1999, among the undersigned, certain other Pledgors and Citicorp U.S.A., Inc., as the Administrative Agent (the "Agreement"; capitalized terms used herein and not defined shall have the meanings assigned to them in the Agreement). The undersigned hereby pledges, assigns, transfers and grants to the Administrative Agent for its benefit and the benefit of the Secured Parties, a first priority security interest in and to all of the undersigned's rights, title and interest in and to the Pledged Securities and/or Intercompany Notes listed on this Pledge Amendment and agrees that such Pledged Securities and/or Intercompany Notes shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.


                                     _______________________________________
                                          as Pledgor


                                     By:  __________________________________
                                          Name:
                                          Title:

                               Pledged Securities

                                                          PERCENTAGE OF ALL
                                               NUMBER     ISSUED CAPITAL OR
          CLASS       PAR      CERTIFICATE     OF         OTHER EQUITY
ISSUER    OF STOCK    VALUE       NO(S).       SHARES     INTERESTS OF ISSUER
------    --------    -----    -----------     ------     -------------------

                               Intercompany Notes

ISSUER     PRINCIPAL      DATE OF          INTEREST         MATURITY]
------     AMOUNT         ISSUANCE         RATE             DATE]
           ---------      --------

                                    EXHIBIT 4

                            Form of Joinder Agreement

                              [Name of New Pledgor]
                            [Address of New Pledgor]

                                                                          [Date]

Citicorp U.S.A., Inc.,
as Administrative Agent
___________________________
___________________________
Attention: ________________

Ladies and Gentlemen:

            Reference is made to the Security Agreement (the "Agreement"), dated as of March ___, 1999, made by Precision Partners, Inc., (the "Borrower"), each of the Subsidiary Guarantors listed on the signature pages thereto or from time to time party thereto by execution of a joinder agreement and Citicorp U.S.A., Inc., as administrative agent for the Secured Parties. Capitalized terms used herein but not otherwise defined herein have the meanings given such terms in the Agreement.

            This letter supplements the Agreement and is delivered by the undersigned, ______________ (the "New Pledgor"), pursuant to Section 22 of the Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor by all of the terms, covenants and conditions set forth in the Agreement to the same extent that it would have been bound if it had been a signatory to the Agreement on the execution date of the Agreement. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Agreement.

            The New Pledgor hereby pledges, assigns, transfers and grants to the Administrative Agent, for its benefit and the Secured Parties, a first priority security interest in and to all of its right, title and interest in and to the Pledged Collateral.

            Attached hereto are supplements to each of the schedules and annexes to the Agreement with respect to the New Pledgor. Such supplements shall be deemed to be part of the Agreement.

            This agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

            THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING (TO THE GREATEST EXTENT PERMITTED BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                                      -S1-


            IN WITNESS WHEREOF, the New Pledgor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                     [NEW PLEDGOR]


                                     By:________________________________
                                           Name:
                                           Title:


AGREED TO AND ACCEPTED:

Citicorp U.S.A., Inc.,
as Administrative Agent


By: _____________________
      Name:
      Title:

                     (Schedules and Annexes to be attached]

                                                                       Exhibit J
                                                                   to the Credit
                                                                       Agreement

                       [FORM OF OPINION OF LOCAL COUNSEL]

                                                                January __, 1999

Citicorp U.S.A., Inc.,
   as Administrative Agent
and
The Lenders which are signatories to the Credit Agreement referenced herein

Ladies and Gentlemen:

            We have acted as special counsel in the state of [                ]
(the "State") to Precision Partners, Inc., a [                ] corporation
("Borrower") and each of the entities set forth in Schedule A annexed hereto (the "State Entities"; together with Borrower, the "Obligors"), in connection with (i) the consummation of the transactions contemplated by that certain credit agreement dated as of January __, 1999 (the "Credit Agreement"; unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement), among Borrower, the Subsidiary Guarantors, Holding, the lending institutions which are signatories to the Credit Agreement (collectively, the "Lenders"), Syndication Agent, Documentation Agent, and Citicorp U.S.A., Inc., as administrative agent for the Lenders (in such capacities, the "Administrative Agent"; together with Syndication Agent and Documentation Agent, the "Agents") and (ii) the execution and delivery today and the consummation of the transactions contemplated by each of the Security Documents, including, without limitation, the UCC-1 financing statements (collectively, the "Financing Statements") relating to the Collateral, naming the Obligors as debtors thereunder and Citicorp U.S.A., Inc., as Administrative Agent and secured party thereunder.

            There has been furnished to us for review the final forms of (i) the Credit Agreement, (ii) the Security Documents and (iii) the Financing Statements (collectively, the "Documents"). We have reviewed such instruments, documents and agreements as we have deemed necessary or appropriate to enable us to render the opinions hereinafter set forth.

            In rendering the opinions hereinafter set forth, we have assumed that (i) there has occurred due execution and delivery of the Documents and all documentation in connection therewith and (ii) each of the Obligors owns the Collateral pledged by it pursuant to the Security Documents.

            In addition, the opinions contained in Paragraphs 2 and 3 below are qualified to the extent that enforceability of any of the Security Documents may be limited by (i) bankruptcy, insolvency, moratorium, reorganization or other laws relating to creditors' rights generally, and (ii) general principles of equity, whether considered in an action at law or in equity.

             Subject to the foregoing assumptions and qualifications, we are of the opinion that:

             1. Neither the Agents nor the Lenders are required (a) to be qualified to transact business, file any designation for service of process, or file any reports or pay any taxes in the State, (b) to comply with any statutory or regulatory requirement applicable only to financial institutions chartered or qualified to do business in the State, in each case, solely by reason of the execution and delivery of any of the Documents or by reason of the participation in any of the transactions under or contemplated by the Documents, including, without limitation, the making and receipt of payments pursuant thereto and the exercise of any remedy thereunder. If it were determined that any such qualification and filing were required, the validity of the Documents would not be affected thereby, but if the Agents or the Lenders were not qualified, the Agents or the Lenders, in the event they institute remedies without the Administrative Agent, as the case may be, would be precluded from enforcing their respective rights in the courts of the State until such time as they are qualified to transact business in the State. The lack of qualification, however, would not result in any waiver of rights or remedies pending such qualification.

             2. The Mortgages create and constitute (i) a valid first mortgage lien on the real property described therein (the "Real Property"), (ii) a valid security interest in such of the Mortgaged Property (the "UCC Property") as is subject to the provisions of Article 9 of the Uniform Commercial Code as in effect in the State (the "UCC") and (iii) a valid common law lien on or pledge of such of the Mortgaged Property as is not UCC Property or Real Property (such property, together with the UCC Property, the "Personal Property"). The Mortgages are enforceable against the mortgagors named therein in accordance with their terms. The Mortgages have been duly recorded by the Recorder of
[                ] County.

            3. Assuming that the Security Agreement is governed by the law of the State for the purpose of rendering the opinions set forth in this paragraph, the Security Agreement creates and constitutes a valid security interest in, lien on or pledge of the Pledged Collateral (as defined therein) and is enforceable against the pledgor named therein in accordance with its terms.

            4. The Financing Statements relating to (i) the Mortgages have been properly filed with the Office of the Secretary of State and with the Recorder
of [                ] County and (ii) the Security Agreement has been properly filed with the Office of the Secretary of State and with the Recorder of
[                ] County. The security interest, lien or pledge created by each
Security Document is duly perfected. The Financing Statements adequately identify the Pledged Collateral described therein to provide sufficient notice to third parties of the security interest referenced therein.

            5. The recording of the Mortgages and the filing of the Financing Statements with the recorders and in the offices described above are the only actions, recordings or filings necessary to publish notice and protect the validity of and to establish of record the rights of the parties under the Documents, except (i) that continuation statements under the UCC are required to
be filed within [                ] months prior to the expiration of
[                ] years from the date of filing of the Financing Statements, and (ii) that a security interest in or pledge of [specify collateral] cannot be perfected by filing Financing Statements or recording a Mortgage, but must be perfected by taking physical possession thereof.

            6. The priority of the mortgage lien on the Real Property created by the Mortgages with respect to any extension of credit (each, a "Further Advance') secured thereby made or deemed to have been made after the date of recording of the Mortgages, will be the same as the priority of the Mortgages applicable on such date of recording and such priority will not be affected by the rights in and to the Real Property of any third party whose interest in the Real Property attached thereto after the date of such recording but prior to the date of such Further Advance.

            7. Subject to appropriate continuation of perfection under the UCC as set forth in paragraph 5 above, the priority of the security interest in, lien on or pledge of the Personal Property and the Pledged Collateral created by the Security Agreement with respect to any Further Advance secured thereby made or deemed to have been made after the date of execution and delivery of the Security Agreement will be the same as the priority of the Security Agreement applicable on the date of execution and delivery thereof and such priority will not be affected by the rights in and to the Personal Property or Pledged Collateral of any third party whose interest in the Personal Property or Pledged Collateral attached thereto after the date of such execution and delivery but prior to the date of such Further Advance.

            8. The execution, delivery, recordation and performance by the Agents, the Lenders and the Obligors of the Documents to which each is a party
(i) will not violate any existing law, governmental rule or regulation of the State and (ii) do not require any license, permit, authorization, consent or other approval of, any exemption by, or any registration, recording of filing with, any court, administrative agency or other governmental authority of the State, except for the filing of the Financing Statements as set forth in paragraph 4.

            9. Neither the Agents nor the Lenders shall be liable for any loss, cost, expense or liability (including, without limitation, clean-up, corrective action or response costs, penalties, fines or other impositions of governmental agencies and judgments of private or public litigants) in respect of any matter arising out of or relating to or under any Environmental Laws of the State by reason of the execution and delivery of or participation in any of the transactions under or contemplated by any of the Documents, including, without limitation, the making and receipt of payments pursuant thereto and the exercise of any remedy under any of the Documents. The laws of the State do not provide for a statutory or regulatory lien in favor of any governmental entity for liability under the Environmental Laws of the State. Under the laws of the State, there are no statutory or regulatory requirements which will be imposed on the Agents or the Lenders relating to the granting of a mortgage or security interest in the Real Property that (i) require any notification or certification to the State or any applicable political subdivision thereof of such mortgage or security interest, or (ii) in the event of a discharge of any Hazardous Materials (as defined in the Mortgages), impose responsibility or liability on the part of the Agents or any of the Lenders for the undertaking of remedial measures to alleviate environmental contamination resulting from such discharge.

            10. The Administrative Agent is permitted under the laws of the State without naming all of the Lenders in any applicable legal proceeding to exercise remedies under the Documents for the realization of any of the Collateral in its own name, as administrative agent.

            11. No taxes or other charges, including, without limitation, intangible or documentary stamp taxes, mortgage or recording taxes, transfer taxes or similar charges, are payable to the State or to any jurisdiction therein on account of the execution and delivery of the Documents or the creation of the indebtedness evidenced or secured by any of the Documents or the recording or filing of any of the Security Documents, except for nominal filing or recording fees, which filing or recording fees have been paid.

            12. The zoning classification of the Real Property is
[                ]. The Real Property, including the current uses and
configurations thereof, complies in all respects with all applicable state and local planning, zoning and land development laws, regulations and ordinances.

            13. All Permits (as defined in the Mortgages) in respect of the use and occupancy of the Real Property are in full force and effect and are sufficient to permit the current use and occupancy of the Real Property by the Obligors.

            14. No official violation notices or similar instruments have been issued in respect of the Real Property.

            15. The Secured Obligations (as defined in each Security Document) do not violate any of the usury laws, regulations or ordinances of the State, or of any other applicable political subdivision or locality within the State.

            16. The transfer of all or any portion of the Collateral in connection with the exercise of any remedy under the Mortgages, including, without limitation, by way of judicial foreclosure, will not restrict, affect or impair the liability of the Obligors with respect to the indebtedness secured thereby or the beneficiary's rights or remedies to the foreclosure or enforcement of any other security interest or liens securing such indebtedness. The laws of the State do not require a lienholder to elect to pursue its remedies either against mortgaged real property or personal property where such lienholder holds security interests and liens on both real and personal property of debtor.

            17. A state or federal court in the State applying the State's choice of law principles will give effect to the provisions in the Documents (other than the Mortgages) which select the laws of the State of New York as the governing law thereof and will apply such laws, rather than the laws of the State, to the enforceability, construction and application thereof.

            We are admitted to practice in the State. We express no opinion as to matters under or involving the laws of any jurisdiction other than the laws of the United States and the State and its political subdivisions.

            The foregoing opinions may be relied on by any successor or assignee of your interest under the Documents, but may not be relied upon or distributed to any other person without our consent.

                                           Very truly yours,

                                   Schedule A

                             List of State Entities


        [List out all State Entities with assets or offices in the State]

                                                                Exhibit K to
                                                                Credit Agreement

================================================================================

                       PRECISION PARTNERS HOLDING COMPANY
                                   as Pledgor

                              --------------------

                           SECURITIES PLEDGE AGREEMENT

                           Dated as of March 19, 1999

                              --------------------

                              CITICORP U.S.A., INC.
                             as Administrative Agent

================================================================================

                                Table of Contents

                                                                            Page
                                                                            ----

RECITALS ....................................................................  1

AGREEMENT ...................................................................  1

   Section 1. Pledge ........................................................  2
   Section 2. Secured Obligations ...........................................  3
   Section 3. No Release ....................................................  3
   Section 4. Perfection; Supplements; Further Assurances; Use of
              Pledged Collateral ............................................  4
   Section 5. Representations, Warranties and Covenants .....................  5
   Section 6. Special Provisions Concerning Securities Collateral ...........  7
   Section 7. Transfers and Other Liens .....................................  9
   Section 8. Reasonable Care ............................................... 10
   Section 9. Event of Default and Remedies ................................. 10
   Section 10. Application of Proceeds ...................................... 12
   Section 11. Expenses ..................................................... 13
   Section 12. No Waiver; Cumulative Remedies ............................... 13
   Section 13. Administrative Agent ......................................... 14
   Section 14. Administrative Agent May Perform; Administrative Agent
                    Appointed Attorney-in-Fact .............................. 14
   Section 15. Indemnity .................................................... 14
   Section 16. Modification in Writing ...................................... 15
   Section 17. Termination; Release ......................................... 15
   Section 18. Notices ...................................................... 15
   Section 19. Continuing Security Interest; Assignment ..................... 16
   Section 20. GOVERNING LAW; TERMS ......................................... 16
   Section 21. CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER
                   OF JURY TRIAL ............................................ 16
   Section 22. Severability of Provisions ................................... 17
   Section 23. Execution in Counterparts .................................... 17
   Section 24. Headings ..................................................... 17
   Section 25. Obligations Absolute ......................................... 17
   Section 26. Future Advances .............................................. 17

SIGNATURES
SCHEDULE I-A INITIAL PLEDGED SHAPES
SCHEDULE I-B INITIAL PLEDGED INTERESTS
ANNEX A       FINANCING STATEMENTS AND OTHER NECESSARY FILINGS, UCC FILINGS, AND
              OTHER FILINGS
ANNEX B       LOCATIONS OF PLEDGOR
EXHIBIT 1     FORM OF ISSUER ACKNOWLEDGMENT
EXHIBIT 2     FORM OF SECURITIES PLEDGE AGREEMENT
EXHIBIT 3     FORM OF JOINDER AGREEMENT

                           SECURITIES PLEDGE AGREEMENT

            SECURITIES PLEDGE AGREEMENT (the "Agreement'), dated as of March 19, 1999 made by PRECISION PARTNERS HOLDING COMPANY, a Delaware corporation (in such capacity and together with any successors in such capacity, "Pledgor") in favor of CITICORP U.S.A., INC., having an office at 399 Park Avenue, New York, New York 10022, in its capacity as administrative agent for the lending institutions (the "Lenders") from time to time party to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacity and together with any successors in such capacity, the "Administrative Agent").

                                    RECITALS:

            A. Pursuant to a certain credit agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Credit Agreement), among Precision Partners, Inc. (the "Borrower"), the Subsidiary Guarantors, Pledgor, the Lenders, the Administrative Agent, NationsBank, N.A., as syndication agent ("Syndication Agent"), and SunTrust Bank, Atlanta, as the documentation agent ("Documentation Agent"; together with Administrative Agent and Syndication Agent, collectively, the "Agents"), the Lenders have agreed (i) to make to or for the account of the Borrower certain Term Loans up to an aggregate principal amount of $23,000,000 and certain Revolving Loans up to an aggregate principal amount of $25,000,000 and (ii) to issue certain Letters of Credit for the account of the Borrower.

            B. Pledgor has executed and delivered to the Administrative Agent a certain guarantee instrument (each, a "Guarantee") pursuant to which, among other things, Pledgor has guaranteed the obligations of the Borrower under the Credit Agreement and the other Loan Documents, and Pledgor desires that its Guarantee be secured hereunder.

            C. Pledgor is or will be the legal and/or beneficial owner of the Pledged Collateral (as hereinafter defined) to be pledged by it hereunder.

            D. It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement and a condition to any Lender issuing Letters of Credit under the Credit Agreement that Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

            E. This Agreement is given by Pledgor in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Agents (collectively, the "Secured Parties") to secure the payment and performance of all of the Secured Obligations (as defined in Section 2).

                                   AGREEMENT:

            NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and the Administrative Agent hereby agree as follows:

            Section 1. Pledge. As collateral security for the payment and performance when due of all the Secured Obligations, Pledgor hereby pledges, assigns, transfers and grants to the Administrative Agent for its benefit and the benefit of the Secured Parties, a continuing first priority security interest in and to and pledge of all of the right, title and interest of Pledgor in, to and under the following property, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, the "Pledged Collateral"):

            (a) the issued and outstanding shares of capital stock of each Person described in Schedule I-A annexed hereto and each other corporation hereafter acquired or formed by Pledgor (which are and shall remain at all times until this Agreement terminates, certificated shares), including the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares and all Additional Shares (as hereinafter defined) (collectively, the "Pledged Shares"); provided, however, that Pledgor shall not be required to pledge shares possessing more than 65% of the voting power of all classes of capital stock entitled to vote of any Subsidiary which is a controlled foreign corporation (as defined in Section 957(a) of the Internal Revenue Code of 1986, as amended from time to time (the "Tax Code")) and, in any event, shall not be required to pledge the shares of stock of any Subsidiary otherwise required to be pledged pursuant to this subsection 1(a) to the extent that such pledge would constitute an investment of earnings in United States property under
      Section 956 (or a successor provision) of the Tax Code, which investment would trigger an increase in the gross income of a United States shareholder of Pledgor pursuant to Section 951, (or a successor provision) of the Tax Code;

            (b) all additional shares of capital stock of whatever class of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which are and shall remain at all times until this Agreement terminates, certificated shares), including the certificates representing such additional shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares (collectively, the "Additional Shares");

            (c) all membership interests and/or partnership interests, as applicable, of each Person described in Schedule I-B annexed hereto and each other limited liability company or partnership hereafter acquired or formed by Pledgor, together with all rights, privileges, authority and powers of Pledgor in and to each such Person or under the membership or partnership agreement of each such Person (the "Operative Agreements"), and the certificates, instruments and agreements, if any, representing such membership or partnership interests (collectively, the "Initial Pledged Interests");

            (d) all options, warrants, rights, agreements, additional membership or partnership interests or other interests relating to each such Person described in clause (c) above or any interest m any such Person, including, without limitation, any right relating to the equity or membership or partnership interests in any such Person or under the Operative Agreement of any such Person, from time to time acquired by Pledgor in any manner and the certificates, instruments and agreements, if any, representing such additional interests (collectively, the "Additional Interests"; together with the Initial Pledged Interests, the "Pledged Interests"; the Pledged Interests, together with the Pledged Shares and the items or types of Pledged Collateral described in subsection 1(f) of this Agreement, collectively, the "Pledged Securities");

            (e) all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to Pledgor in respect of or in exchange for any or all of the Pledged Securities (collectively, "Distributions");

            (f) without affecting the obligations of Pledgor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which any Person listed in
      Schedule I-A or Schedule I-B annexed hereto is not the surviving entity, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company or partnership owned by Pledgor (unless such successor is Pledgor itself) formed by or resulting from such consolidation or merger; and

             (g) all "proceeds", as such term is defined in the UCC or under other relevant law, and in any event including, without limitation, any and all (i) proceeds of any insurance (except payments made to a Person which is not a party to this Agreement), indemnity, warranty, guaranty or claim payable to the Administrative Agent or to Pledgor from time to time with respect to any of the Pledged Collateral, (ii) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any Governmental Authority (or any Person acting on behalf of a Governmental Authority), (iii) instruments representing obligations to pay amounts in respect of the Pledged Collateral, (iv) products of the Pledged Collateral and (v) other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral (collectively, the "Proceeds").

            The Pledged Securities, the Distributions and the Proceeds relating thereto are collectively referred to as the "Securities Collateral".

            Section 2. Secured Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), of (i) all Obligations of the Borrower now existing or hereafter arising under or in respect of the Credit Agreement (including, without limitation, the obligations of the Borrower to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Credit Agreement), (ii) all Obligations of Pledgor and the Subsidiary Guarantors now existing or hereafter arising under or in respect of the Credit Agreement (including, without limitation, the obligations of Pledgor and each Subsidiary Guarantor to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Credit Agreement) and (iii) without duplication of the amounts described in clauses (i) and (ii) above, all Obligations of Pledgor now existing or hereafter arising under or in respect of this Agreement or any other Security Document, including, without limitation, all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in this Agreement or in any other Security Document, in each case whether in the regular course of business or otherwise (the obligations described in clauses (i), (ii) and (iii) of this Section 2, collectively, the "Secured Obligations").

            Section 3. No Release. Nothing set forth in this Agreement shall relieve Pledgor from the performance of any term, covenant, condition or agreement on Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Administrative Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on Pledgor's part to be so performed or observed or shall impose any liability on the Administrative Agent or any other Secured Party for any act or omission on the part of Pledgor relating thereto or for any breach of any representation or warranty on the part of Pledgor contained in this Agreement or any other Loan Document, or under or in respect of the Pledged Collateral or made in connection herewith or therewith, except upon any exercise of remedies pursuant to Section 9 whereby Pledgor no longer has any rights, title or interest in or to such Pledged Collateral. The obligations of Pledgor referred to in this Section 3 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement and the other Loan Documents.

            Section 4. Perfection; Supplements; Further Assurances; Use of Pledged Collateral.

            (a) Delivery of Certificated Securities Collateral. All certificates, agreements or instruments representing or evidencing the Securities Collateral, to the extent not previously delivered to the Administrative Agent, shall immediately upon receipt thereof by Pledgor be delivered to and held by or on behalf of the Administrative Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default and without notice to Pledgor, to endorse, assign or otherwise transfer to or to register in the name of the Administrative Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, the Administrative Agent shall have the right at any time after the occurrence and during the continuance of a Default to exchange certificates representing or evidencing Pledged Securities for certificates of smaller or larger denominations.

            (b) Perfection of Uncertificated Securities Collateral. If any issuer of Pledged Securities is organized in a jurisdiction which does not permit the use of certificates to evidence equity ownership, or if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then Pledgor shall, to the extent permitted by applicable law, record such pledge on the equityholder register or the books of the issuer, cause the issuer to execute and deliver to the Administrative Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 annexed hereto, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Administrative Agent the right to transfer such Pledged Securities pursuant to the terms hereof and provide to the Administrative Agent an opinion of counsel, in form and substance satisfactory to the Administrative Agent, confirming such pledge.

            (c) Financing Statements and Other Filings. The only filings, registrations and recordings necessary and appropriate to create, preserve, protect and perfect the security interest granted by Pledgor to the Administrative Agent pursuant to this Agreement in respect of the Pledged Collateral are listed in Annex A annexed hereto. All such filings, registrations and recordings have been filed, registered and recorded contemporaneously with the execution of the Loan Documents. Pledgor agrees that at any time and from time to time, it will execute and, at the sole cost and expense of the Pledgor file and refile, or permit the Administrative Agent to file and refile, such financing statements, continuation statements and other documents (including, without limitation, this Agreement), in form reasonably acceptable to the Administrative Agent, in such offices as the Administrative Agent may reasonably deem necessary or appropriate, wherever required or permitted by law in order to perfect, continue and maintain a valid, enforceable, first priority security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Administrative Agent hereunder, as against third parties, with respect to any Pledged Collateral. Pledgor authorizes the Administrative Agent to file any such financing or continuation statement or other document without the signature of Pledgor where permitted by law.

            (d) Supplements; Further Assurances. Pledgor agrees to do such further acts and things, and to execute and deliver to the Administrative Agent such additional assignments, agreements, supplements, powers and instruments, as the Administrative Agent may reasonably deem necessary or appropriate, wherever required or permitted by law, in order to perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Administrative Agent hereunder, to carry into effect the purposes of this Agreement or better to assure and confirm unto the Administrative Agent or permit the Administrative Agent to exercise and enforce its respective rights, powers and remedies hereunder with respect to any Pledged Collateral. Without limiting the foregoing, Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Administrative Agent from time to time such lists, descriptions and designations of the Pledged Collateral, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments the Administrative Agent deems reasonably necessary or appropriate. The Administrative Agent may institute and maintain, in its own name or in the name of Pledgor, such suits and proceedings as the Administrative Agent may be advised by counsel shall be reasonably necessary or expedient to prevent any impairment of the security interest in or perfection of the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of Pledgor.

            (e) Use and Pledge of Pledged Collateral. Unless an Event of Default shall have occurred and be continuing, the Administrative Agent shall from time to time execute and deliver, upon written request of Pledgor and at the sole cost and expense of Pledgor, any and all instruments, certificates or other documents, in a form reasonably requested by Pledgor, necessary or appropriate in the reasonable judgment of Pledgor to enable Pledgor to continue to exploit, license, use, enjoy and protect the Pledged Collateral, except as may be prohibited by the terms of this Agreement or the Credit Agreement. Pledgor and the Administrative Agent acknowledge that this Agreement is intended to grant to the Administrative Agent for the benefit of the Secured Parties a security interest in and Lien upon the Pledged Collateral and shall not constitute or create a present assignment of any of the Pledged Collateral.

            Section 5. Representations, Warranties and Covenants. Pledgor represents, warrants and covenants as follows:

            (a) Perfection Actions; Prior Liens. Upon the completion of the deliveries, filings and other actions contemplated in subsections 4(a) through 4(c) hereof, the security interest granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement in and to the Pledged Collateral will constitute a perfected security interest therein, superior and prior to the rights of all other Persons.

            (b) No Liens. Pledgor is as of the date hereof, and, as to Pledged Collateral acquired by it from time to time after the date hereof, Pledgor will be, the sole direct and beneficial owner of all Pledged Collateral pledged by it hereunder free from any Lien or other right, title or interest of any Person other than the Lien and security interest created by this Agreement. Pledgor shall defend the Pledged Collateral pledged by it hereunder against all claims and demands of all Persons at any time claiming any interest therein adverse to the Administrative Agent or any other Secured Party. There is no agreement, and Pledgor shall not enter into any agreement or take any other action, that would result in the imposition of any other Lien, restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with Pledgor's obligations or the rights of the Administrative Agent hereunder.

            (c) Other Financing Statements. There is no (nor will be any) valid or effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral other than those relating to this Agreement, and so long as any of the Secured Obligations remain unpaid or the Commitments of the Lenders to make any Loan or to issue any Letter of Credit shall not have expired or been sooner terminated, Pledgor shall not execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to any Pledged Collateral, except, in each case, financing statements filed or to be filed in respect of and covering the security interests granted by Pledgor pursuant to this Agreement.

            (d) Chief Executive Office; Change of Name. The chief executive office of Pledgor is located at the address indicated next to its name in Annex B annexed hereto. Pledgor shall not move its chief executive office, except to such new location as Pledgor may establish in accordance with the last sentence of this subsection 5(d). Pledgor shall not establish a new location for its chief executive office nor shall it change its name until (i) it shall have given the Administrative Agent not less than thirty (30) days' prior written notice of its intention to do so, clearly describing such new location or name and providing such other information in connection therewith as the Administrative Agent may reasonably request and (ii) with respect to such new location or name, Pledgor shall have taken all action reasonably satisfactory to the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby.

            (e) Due Authorization and Issuance. All of the Pledged Shares have been, and to the extent hereafter issued will be upon such issuance, duly authorized, validly issued and fully paid and non-assessable. All of the Initial Pledged Interests have been fully paid for, and there is no amount or other obligation owing by Pledgor to any issuer of the Initial Pledged Interests in exchange for or in connection with the issuance of the Initial Pledged Interests or Pledgor's status as a partner or a member of any issuer of the Initial Pledged Interests.

            (f) No Violations, etc. The pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board.

            (g) No Options, Warrants, etc. There are no options, warrants, calls, rights, commitments or agreements of any character to which Pledgor is a party or by which it is bound obligating Pledgor to issue, deliver or sell or cause to be issued, delivered or sold, additional Pledged Securities or obligating Pledgor to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no voting trusts or other agreements or understandings to which Pledgor is a party with respect to the transfer, voting or exercise of any other right of the equity interests of any issuer of the Pledged Securities.

            (h) No Claims. Pledgor owns or has rights to use all the Pledged Collateral pledged by it hereunder.

            (i) Authorization, Enforceability. Pledgor has the corporate power and authority and the legal right to pledge and grant a security interest in all the Pledged Collateral pledged by it pursuant to this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles (whether enforcement is sought by proceedings in equity or at law).

            (j) No Conflicts, Consents, etc. Neither the execution and delivery of this Agreement by Pledgor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violates any charter or by-laws or other organizational document of Pledgor or any issuer of Pledged Securities, (ii) violates the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Pledgor is a party, or by which it may be bound or to which any of its properties or assets may be subject, which violation or conflict would have a Material Adverse Effect, or a material adverse effect on the value of the Pledged Collateral or an adverse effect on the security interests hereunder, (iii) conflicts with any law, order, rule or regulation applicable to any Pledgor of any Governmental Authority having jurisdiction over Pledgor or its property, or (iv) results in or requires the creation or imposition of any Lien (other than the Lien contemplated hereby) upon or with respect to any of the property now owned or hereafter acquired by Pledgor. No consent of any party (including, without limitation, equityholders or creditors of Pledgor or any account debtor under a Receivable) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for (x) the pledge by Pledgor of the Pledged Collateral pledged by it pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, (y) the exercise by the Administrative Agent of the rights provided for in this Agreement or (z) the exercise by the Administrative Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement except for the filings contemplated hereby. In the event that the Administrative Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it reasonably necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Administrative Agent, Pledgor agrees to use its best efforts to assist and aid the Administrative Agent to obtain as soon as practicable any reasonably necessary approvals or consents for the exercise of any such remedies, rights and powers.

            (k) Pledged Collateral. All information set forth herein, including the schedules and annexes attached hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The Pledged Collateral described on the schedules attached hereto constitutes all of the property of such type of Pledged Collateral owned or held by Pledgor.

            (l) No Impairment. Pledgor shall not take any action that impairs the rights of the Administrative Agent or any Secured Party in the Pledged Collateral.

            Section 6. Special Provisions Concerning Securities Collateral.

            (a) Pledge of Additional Securities. Pledgor shall, upon obtaining any Pledged Securities of any Person, accept the same in trust for the benefit of the Administrative Agent and promptly (and in any event within five Business Days) deliver to the Administrative Agent a pledge amendment, duly executed by Pledgor, in substantially the form of Exhibit 2 annexed hereto (each, a "Pledge Amendment"), and the certificates and other documents required under subsections 4(a) and 4(b) in respect of the additional Pledged Securities that are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional property. Pledgor hereby authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities listed on any Pledge Amendment delivered to the Administrative Agent shall for all purposes hereunder be considered Pledged Collateral.

            (b) Voting Rights; Distributions; etc.

                  (i) So long as no Event of Default shall have occurred and be continuing:

                        (A) Pledgor shall be entitled to exercise any and all
                  voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes of this Agreement or any other Loan Document; provided, however, that Pledgor shall not in any event exercise such rights in any manner which may have an adverse effect on the value of the Pledged Collateral or the security intended to be provided by this Agreement.

                        (B) Pledgor shall be entitled to receive and retain, and
                  to utilize free and clear of the Lien of this Agreement, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of Pledgor and be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

                        (C) The Administrative Agent shall be deemed without
                  further action or formality to have granted to Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of Pledgor and at the sole cost and expense of the Pledgor, from time to time execute and deliver (or cause to be executed and delivered) to Pledgor all such instruments as Pledgor may reasonably request in order to permit Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to subsection 6(b)(i)(A) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to subsection 6(b)(i)(B) hereof.

                  (ii) Upon the occurrence and during the continuance of any
            Event of Default

                        (A) All rights of Pledgor to exercise the voting and
                  other consensual rights it would otherwise be entitled to exercise pursuant to subsection 6(b)(i)(A) hereof without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

                        (B) All rights of Pledgor to receive Distributions which
                  it would otherwise be authorized to receive and retain pursuant to subsection 6(b)(i)(B) hereof shall cease and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

                  (iii) Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Administrative Agent appropriate instruments as the Administrative Agent may reasonably request in order to permit the Administrative Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to subsection 6(b)(ii)(A) hereof and to receive all Distributions which it may be entitled to receive under subsection 6(b)(ii)(B) hereof.

                  (iv) All Distributions that are received by Pledgor contrary to the provisions of subsection 6(b)(ii)(B) hereof shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of Pledgor and shall immediately be paid over to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

            (c) No New Securities. Pledgor shall cause each issuer of the Pledged Securities not to issue any stock or other securities or equity interests in addition to or in substitution for the Pledged Securities issued by such issuer, except to Pledgor.

            (d) Operative Agreements. Pledgor has delivered to the Administrative Agent true, correct and complete copies of the Operative Agreements. The Operative Agreements are in full force and effect, have not as of the date hereof been amended or modified, and there is no existing default by any party thereunder or any event that, with the giving of notice of passage of time or both, would constitute a default by any party thereunder. Pledgor shall deliver to the Administrative Agent a copy of any notice of default given or received by it under any Operative Agreement within ten (10) days after Pledgor gives or receives such notice. Pledgor will not terminate or agree to terminate any Operative Agreement or make any amendment or modification to any Operative Agreement that may have an adverse effect on the value of the Pledged Interests or the security intended to be provided by this Agreement.

            (e) Defaults, etc. Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which Pledgor is a party relating to the Pledged Securities pledged by it, and Pledgor is not in violation of any other material provisions of any such agreement to which Pledgor is a party, or otherwise in default or violation thereunder. No Pledged Securities pledged by Pledgor are subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against Pledgor by any Person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Operative Agreements and certificates, if any, delivered to the Administrative Agent) that evidence any Pledged Securities of Pledgor.

            Section 7. Transfers and Other Liens. Pledgor shall not (a) sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as permitted by the Credit Agreement, (b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral pledged by it hereunder other than the Liens and security interest granted to the Administrative Agent under this Agreement or
(c) permit any issuer of the Pledged Securities to merge, consolidate or change its legal form, unless (i) permitted by the Credit Agreement or (ii) all of the outstanding equity interests of the surviving or resulting entity are, upon such merger or consolidation, pledged hereunder and no cash, secu-rities or other property is distributed in respect of the outstanding equity interests of any other entity that was merged into or consolidated with such issuer.

            Section 8. Reasonable Care. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Administrative Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Administrative Agent or any other Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

            Section 9. Event of Default and Remedies.

            (a) Remedies Upon Event of Default. If any Event of Default shall have occurred and be continuing, then and in every such case, the Administrative Agent may:

                  (i) Retain and apply the Distributions to the Secured
            Obligations as provided in Section 16 hereof; and

                  (ii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including, without limitation, perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral.

                  (iii) In addition to the other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC, and the Administrative Agent may also in its sole discretion, without notice except as specified below, sell or assign the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. The Administrative Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold or assigned at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser, assignee or recipient at any such sale shall acquire the property sold or assigned absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Administrative Agent arising by reason of the fact that the price at which any Pledged

            Collateral may have been sold or assigned at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, ten days' written notice to Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

            (b) Specific Performance. Upon application to a court of equity having jurisdiction, the Administrative Agent shall be entitled to a decree requiring specific performance by Pledgor of such obligation.

            (c) Waiver of Notice and Claims. Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Administrative Agent's taking possession or the Administrative Agent's disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which Pledgor would otherwise have under law, and Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, except to the extent caused by gross negligence or willful misconduct of the Administrative Agent, any Secured Party or any agent or employee thereof, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent's rights hereunder, and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Administrative Agent shall not be liable for any incorrect or improper payment made pursuant to this Section 19 in the absence of gross negligence or willful misconduct. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against Pledgor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under Pledgor.

            (d) Certain Sales of Pledged Collateral. Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any foreign Governmental Authority, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such foreign Governmental Authority. Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Administrative Agent shall have no obligation to engage in public sales.

            (e) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral, to limit purchasers to Persons who will agree, among other things, to acquire such Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative

      Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

            (f) Notwithstanding the foregoing, Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the request of the Administrative Agent, for the benefit of the Administrative Agent, cause any registration, qualification under or compliance with any federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of Pledgor. Pledgor will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral, including, without limitation, registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements. Pledgor shall cause the Administrative Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Administrative Agent such number of prospectuses, offering circulars or other documents incident thereto as the Administrative Agent from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Administrative Agent and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (g) If the Administrative Agent determines to exercise its right to sell any or all of the Securities Collateral, upon written request, Pledgor shall from time to time furnish to the Administrative Agent all such information as the Administrative Agent may request in order to determine the number of securities included in the Securities Collateral which may be sold by the Administrative Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

            Section 10. Application of Proceeds. The proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Administrative Agent of its remedies as a secured creditor as provided in Section 9 hereof shall be applied, together with any other sums then held by the Administrative Agent pursuant to this Agreement, promptly by the Administrative Agent as follows:

            First, to the payment of all costs and expenses, fees, commissions and taxes of such sale, collection or other realization, including, without limitation, reasonable compensation to the Administrative Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Administrative Agent in connection therewith, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

            Second, to the payment of all other costs and expenses of such sale, collection or other realization, including, without limitation, reasonable compensation to the Lenders and their agents and counsel and all costs, liabilities and advances made or incurred by the Lenders in connection therewith, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

            Third, without duplication of amounts applied pursuant to clauses First and Second above, to the indefeasible payment in full in cash, pro rata, of interest, principal and other amounts constituting Secured Obligations in accordance with the terms of the Credit Agreement; and

            Fourth, the balance, if any, to the Person lawfully entitled thereto (including Pledgor or its respective successors or assigns).

            In the event that any such proceeds are insufficient to pay in full the items described in clauses First through Third of this Section 13, Pledgor shall remain liable for any deficiency.

            Section 11. Expenses. Pledgor will upon demand pay to the Administrative Agent the amount of any and all expenses, including the reasonable fees and expenses of its counsel and the fees and expenses of any experts and agents which the Administrative Agent may incur in connection with
(a) the collection of the Secured Obligations, (b) the enforcement and administration of this Agreement, (c) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (d) the exercise or enforcement of any of the rights of the Administrative Agent or any Secured Party hereunder or (e) the failure by Pledgor to perform or observe any of the provisions hereof. All amounts payable by Pledgor under this Section 11 shall be due upon demand and shall be part of the Secured Obligations. Pledgor's obligations under this Section 11 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations hereunder.

            Section 12. No Waiver; Cumulative Remedies.

            (a) No failure on the part of the Administrative Agent to exercise, no course of dealing with respect to, and no delay on the part of the Administrative Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Administrative Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

            (b) In the event that the Administrative Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then and in every such case, Pledgor, the Administrative Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Administrative Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

            Section 13. Administrative Agent. The Administrative Agent has been appointed as Administrative Agent pursuant to the Credit Agreement. The actions of the Administrative Agent hereunder are subject to the provisions of the Credit Agreement. The Administrative Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may resign and a successor Administrative Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Administrative Agent by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Agreement, and the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Administrative Agent.

            Section 14. Administrative Agent May Perform; Administrative Agent Appointed Attorney-in-Fact. If Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or if any warranty on the part of Pledgor contained herein shall be breached, the Administrative Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by the Administrative Agent shall be paid by Pledgor promptly upon demand therefor, with interest at the highest rate then in effect under the Credit Agreement during the period from and including the date on which such funds were so expended to the date of repayment. Pledgor's obligations under this Section 14 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement, the Credit Agreement and the other Loan Documents. Pledgor hereby appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, or otherwise, from time to time after the occurrence and during the continuance of a Default in the Administrative Agent's discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the other Loan Documents which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

            Section 15. Indemnity.

            (a) Indemnity. Pledgor agrees to indemnify, pay and hold harmless the Administrative Agent and each of the other Secured Parties and the officers, directors, employees, agents and Affiliates of the Administrative Agent and each of the other Secured Parties (collectively, the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs), expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement or any other Loan Document (including, without limitation, any misrepresentation by Pledgor in this Agreement or any other Loan Document) (the "indemnified liabilities"); provided, however, that Pledgor shall not have any obligation to an Indemnitee hereunder with respect to indemnified liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction that such indemnified liability arose from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Pledgor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them.

            (b) Survival. The obligations of Pledgor contained in this Section 15 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement and under the other Loan Documents.

            (c) Reimbursement. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

            Section 16. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Administrative Agent. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by Pledgor from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other Loan Document, no notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances.

            Section 17. Termination; Release. When all the Secured Obligations have been paid in full and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, the Administrative Agent shall, upon the request and at the sole cost and expense of Pledgor, forthwith assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Administrative Agent, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Administrative Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

            Section 18. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner set forth in the Credit Agreement, as to Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Administrative Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 18.

            Section 19. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(i) be binding upon Pledgor, its successors and assigns and (ii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other Persons (including, without limitation, any other creditor of Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender, herein or otherwise, subject however, to the provisions of the Credit Agreement. Each Affiliate of the Borrower which from time to time after the initial date of this Agreement is required under the Credit Agreement to pledge any assets to the Administrative Agent for the benefit of the Secured Parties may become a party hereto upon execution and delivery to the Administrative Agent of a joinder agreement substantially in the form attached hereto as Exhibit 3, and upon such execution and delivery shall be deemed to be a "Guarantor" and a "Pledgor" for all purposes hereunder.

            Section 20. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING (TO THE GREATEST EXTENT PERMITTED BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            Section 21. CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS OF ANY THEREOF, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. PLEDGOR AGREES THAT SERVICE OF PROCESS IN ANY PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. IF ANY AGENT APPOINTED BY PLEDGOR REFUSES TO ACCEPT SERVICE, PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION. PLEDGOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            Section 22. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            Section 23. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

            Section 24. Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

            Section 25. Obligations Absolute. All obligations of Pledgor hereunder shall be absolute and unconditional irrespective of:

            (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Pledgor;

            (b) any lack of validity or enforceability of the Credit Agreement, any Letter of Credit or any other Loan Document, or any other agreement or instrument relating thereto;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Letter of Credit or any other Loan Document, or any other agreement or instrument relating thereto;

            (d) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

            (e) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect of this Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 16 hereof; or

            (f) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Pledgor.

            Section 26. Future Advances. This Agreement shall secure the payment of any amounts advanced from time to time pursuant to the Credit Agreement.

                                      -S1-


            IN WITNESS WHEREOF, Pledgor and the Administrative Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                     PRECISION PARTNERS HOLDING COMPANY,
                                       as Pledgor


                                     By: _________________________________
                                         Name:
                                         Title:


                                     CITICORP U.S.A., INC.,
                                       as Administrative Agent


                                     By: _________________________________
                                         Name:
                                         Title:

                                  SCHEDULE I-A

                             Initial Pledged Shares

Pledgor: ______________________

                                                            PERCENTAGE OF
                                                            ALL ISSUED
                                                            CAPITAL OR
                                                  NUMBER    OTHER EQUITY
                        CLASS      CERTIFICATE      OF      INTERESTS OF
ISSUER                 OF STOCK      NO(S).       SHARES    ISSUER
------                 --------      ------       ------    -------------




















Note: A separate sheet should be used for each Pledgor pledging shares.

                                  SCHEDULE I-B

                            Initial Pledged Interests


Pledgor: _____________________
                                                            PERCENTAGE OF
                                                            ALL ISSUED
                                                            CAPITAL OR
                        TYPE                     NUMBER     OTHER EQUITY
                         OF        CERTIFICATE     OF       INTERESTS OF
ISSUER                 INTEREST       NO(S).     SHARES     ISSUER
------                 --------    -----------   ------     -------------

                                     ANNEX A

                Financing Statements and Other Necessary Filings

                                   UCC Filing

                                  Other Filings

                                     ANNEX B

                              Locations of Pledgor

                  Chief Executive           Tax ID
Pledgor               Office                Number       Other Locations
-------           ---------------           ------       ---------------














Note: A separate sheet should be used for each Pledgor pledging Financial Accounts.

                                      -S1-


                                    EXHIBIT 1

                         Form of Issuer Acknowledgement

            The undersigned hereby (i) acknowledges receipt of a copy of that certain securities pledge agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Agreement"; capitalized terms used herein but not defined herein have the meanings given such terms in the Agreement), dated as of March ___, 1999, among Precision Partners Holding Company and Citicorp U.S.A., Inc., as Administrative Agent (in such capacity and together with any successors in such capacity, the "Administrative Agent"), (ii) agrees promptly to note on its books the security interests granted and confirmed under the Agreement, (iii) agrees that it will comply with instructions of the Administrative Agent with respect to the applicable Securities Collateral without further consent by Pledgor, (iv) agrees to notify the Administrative Agent upon obtaining knowledge of any interest in favor of any Person in the applicable Securities Collateral that is adverse to the interest of the Administrative Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Administrative Agent or its nominee or the exercise of voting rights by the Administrative Agent or its nominee.

                                     [NAME OF ISSUER]


                                     By: ___________________________________
                                         Name:
                                         Title:

                                    EXHIBIT 2

                       Form of Securities Pledge Amendment

                                PLEDGE AMENDMENT

            This Pledge Amendment, dated ______________, is delivered pursuant to Section 6 of the Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Securities Pledge Agreement, dated as of March ___, 1999, among the undersigned and Citicorp U.S.A., Inc., as the Administrative Agent (the "Agreement"; capitalized terms used herein and not defined shall have the meanings assigned to them in the Agreement). The undersigned hereby pledges, assigns, transfers and grants to the Administrative Agent for its benefit and the benefit of the Secured Parties, a first priority security interest in and to all of the undersigned's rights, title and interest in and to the Pledged Securities listed on this Pledge Amendment and agrees that such Pledged Securities shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                                     PRECISION PARTNERS HOLDING COMPANY,
                                       as Pledgor


                                     By: ___________________________________
                                         Name:
                                         Title:


                               Pledged Securities
                               ------------------

                                                             PERCENTAGE OF ALL
                                                 NUMBER      ISSUED CAPITAL OR
              CLASS      PAR       CERTIFICATE    OF         OTHER EQUITY
   ISSUER     OF STOCK   VALUE        NO(S).     SHARES      INTERESTS OF ISSUER
   ------     --------   -----     -----------   ------      -------------------

                                    EXHIBIT 3

                            Form of Joinder Agreement

                              [Name of New Pledgor]
                            [Address of New Pledgor]

                                                                          [Date]

Citicorp U.S.A., Inc.,
as Administrative Agent
___________________________
___________________________
Attention: ________________

Ladies and Gentlemen:

            Reference is made to the Securities Pledge Agreement (the "Agreement"), dated as of March ___, 1999, made by Precision Partners Holding Company ("Pledgor") and Citicorp U.S.A., Inc., as administrative agent for the Secured Parties. Capitalized terms used herein but not otherwise defined herein have the meanings given such terms in the Agreement.

            This letter supplements the Agreement and is delivered by the undersigned, ______________ (the "New Pledgor"), pursuant to Section 19 of the Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor by all of the terms, covenants and conditions set forth in the Agreement to the same extent that it would have been bound if it had been a signatory to the Agreement on the execution date of the Agreement. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to Pledgor contained in the Agreement.

            The New Pledgor hereby pledges, assigns, transfers and grants to the Administrative Agent, for its benefit and the Secured Parties, a first priority security interest in and to all of its right, title and interest in and to the Pledged Collateral.

            Attached hereto are supplements to each of the schedules and annexes to the Agreement with respect to the New Pledgor. Such supplements shall be deemed to be part of the Agreement

            This agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

            THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EXCLUDING (TO

THE GREATEST EXTENT PERMITTED BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                                      -S1-


            IN WITNESS WHEREOF, the New Pledgor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                     [NEW PLEDGOR]


                                     By: ____________________________
                                            Name:
                                            Title:


AGREED TO AND ACCEPTED:


Citicorp U.S.A., Inc.,
as Administrative Agent


By: _____________________
       Name:
       Title:


                     [Schedules and Annexes to be attached]